As filed with the Securities and Exchange Commission on April 26, 2019

Registration No. 333-167019

811-4113

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 10

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 306

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNT H

(formerly, The Manufacturers Life Insurance Company (U.S.A.)

Separate Account H)

(Exact name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(formerly, The Manufacturers Life Insurance Company (U.S.A.))

(Name of Depositor)

38500 Woodward Avenue

Bloomfield Hills, Michigan 48304

(Address of Depositor’s Principal Executive Offices)

(617) 663-3000

(Depositor’s Telephone Number Including Area Code)

Thomas J. Loftus, Esquire

John Hancock Life Insurance Company (U.S.A.)

200 Berkeley Street

Boston, MA 02116

(Name and Address of Agent for Service)

Copy to:

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph(b) of Rule 485
☒	on April 29, 2019, pursuant to paragraph(b) of Rule 485
☐	60 days after filing pursuant to paragraph(a)(1) of Rule 485
☐	On , pursuant to paragraph(a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A

INFORMATION REQUIRED IN A PROSPECTUS

GIFL Select IRA Rollover Variable Annuity Prospectus

April 29, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may no longer receive paper copies of the shareholder reports for the Portfolios offered through your John Hancock variable annuity contract unless you specifically request paper copies from John Hancock. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time reports are posted and be provided with a website link to access those reports. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action.

Alternatively, you may request to receive reports in paper, free of charge, at any time, by calling John Hancock at 800-344-1029. Your election to receive reports in paper will apply to all Portfolios offered within your variable annuity contract.

GIFL Select IRA Rollover Variable Annuity Prospectus

April 29, 2019

This Prospectus describes interests in GIFL Select IRA Rollover single payment, deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, and John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your GIFL Select IRA Rollover Variable Annuity Contract for the name of your issuing Company.

We offer the Contracts to participants who wish to roll over distributions from a GIFL Select Retirement Plan funded by a John Hancock USA or John Hancock New York group annuity contract with a Guaranteed Income for Life (“GIFL”) Select lifetime income benefit feature to a traditional IRA or to a Roth IRA.

Variable Investment Options. When you purchase a Contract, you invest your GIFL Select Retirement Plan distribution in the Variable Investment Options we make available under the Contracts. After that, you may transfer Contract Values among Variable Investment Options to the extent permitted under your Contract. We measure your Contract Value and Variable Annuity payments according to the investment performance of applicable Subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, applicable Subaccounts of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount invests in one of the following Portfolios of John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus:

JOHN HANCOCK VARIABLE INSURANCE TRUST
Investment Quality Bond Trust	Managed Volatility Conservative Portfolio
Lifestyle Balanced Portfolio	Managed Volatility Growth Portfolio
Lifestyle Conservative Portfolio	Managed Volatility Moderate Portfolio
Lifestyle Growth Portfolio	Money Market Trust[1]
Lifestyle Moderate Portfolio	Total Bond Market Trust
Managed Volatility Balanced Portfolio	Ultra Short Term Bond Trust

[1]  For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For

   Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center		John Hancock Annuities Service Center
For Applications Only:		For Applications Only:
200 Berkeley Street, 5th Floor		200 Berkeley Street, 5th Floor
Boston, MA 02116		Boston, MA 02116
(888) 695-4472		(888) 695-4472
For All Other Transactions:	Mailing Address	For All Other Transactions:	Mailing Address
30 Dan Road, STE. 55444	PO Box 55444	30 Dan Road, STE. 55444	PO Box 55445
Canton, MA 02021-2809	Boston, MA 02205-5444	Canton, MA 02021-2809	Boston, MA 02205-5444
	(800) 344-1029		(800) 344-1029
www.jhannuities.com		www.jhannuities.com

0419:RO GSPPRO			GIFL Select IRA Rollover

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Age 59 1⁄2 Trigger: For single-life Contracts, the Contract Anniversary Date immediately preceding the Covered Person’s turning age 59 1⁄2.

Age 65 Trigger: The Contract Anniversary Date immediately preceding the Covered Person’s 65th birthday for single-life Contracts, or the younger Covered Person’s 65th birthday for joint-life Contracts.

Annuitant: The natural person whose life is used to determine eligibility for and the duration of a single life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person to whom we make annuity payments and whose lifetime measures the duration of annuity payments involving single life contingencies. The lives of the Annuitant and a co-Annuitant determine the eligibility for and the duration of a joint life guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the lifetimes of the Annuitant and a co-Annuitant measure the duration of annuity payments involving joint life contingencies. If the Contract is owned by an individual, the Annuitant must be the same person as the Owner.

Annuities Service Center: The mailing address of our applications and service offices are listed on the first page of this Prospectus. You can send overnight mail to us at the following street addresses: for applications, 200 Berkeley Street, 5th Floor, Boston, MA 02116; for all other transactions, 30 Dan Road, STE. 55444, Canton, MA 02021-2809.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the date the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date after the Contract Date (at least one year after the Contract Date for John Hancock New York Contracts) and prior to the Maturity Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death proceeds under the Contract upon the death of a Contract Owner or in certain circumstances, the Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with the guaranteed minimum withdrawal benefit to describe a value we use to determine the Lifetime Income Amount. Please refer to “V. Description of the Contract” for more details.

Benefit Enhancement: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe an increase in the Benefit Base. Please refer to “V. Description of the Contract” for more details.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Co-Annuitant: A co-Annuitant is the natural person whose life is used, together with the life of an Annuitant, to determine eligibility for and the duration of a “spousal” guaranteed minimum withdrawal benefit under the Contract and, upon annuitization, the natural person whose lifetime, together with the lifetime of an Annuitant, measures the duration of annuity payments involving two life contingencies. Please refer to “V. Description of the Contract” for more details. The co-Annuitant must be the Spouse of the Annuitant.

Code: The Internal Revenue Code of 1986, as amended.

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

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Continuation Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit under the Contract that we make available where a former participant and/or Spouse of a former participant under a GIFL Select Retirement Plan received distributions under that plan and will continue to receive distributions under a Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit.”

Contract: The Variable Annuity contract offered by this Prospectus. If you purchased this annuity in New York, a Contract means the certificate issued to you under a group contract.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

Excess Withdrawal: A term used to describe a withdrawal that exceeds certain limits under the guaranteed minimum withdrawal benefit and which, during periods of declining investment performance, may cause substantial reductions to, or the loss of, the guaranteed minimum withdrawal benefit. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal” in “V. Description of the Contract” for more details.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

GIFL Select Account Value: The portion of the account value in a GIFL Select Retirement Plan account established by you or for your benefit that was allocated to Investment Options applicable to the transfer of the Benefit Base.

GIFL Select Retirement Plan: A retirement plan intended to qualify under either section 401(k) or section 457(b) of the Code and funded, in whole or in part, by a John Hancock USA or John Hancock New York group annuity contract with a Lifetime Income Benefit Rider, which allows the plan sponsor to offer a GIFL Select feature.

GIFL Select: A term we may use to describe the guaranteed minimum withdrawal benefit provided in the Contract. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

IRA: An individual retirement annuity contract itself or an individual retirement account. An IRA may be established under section 408 of the Code (“traditional IRA”) or under section 408A of the Code (“Roth IRA”).

IRA Rollover: The type of investment you make to purchase a Contract. A Contract may only be purchased as an IRA funded with a distribution from a GIFL Select Retirement Plan.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period, beginning on a Lifetime Income Date. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit that generally describes the date on which we determine the Lifetime Income Amount. Please refer to “GIFL Select Guaranteed Lifetime Income Withdrawal – Determination of Lifetime Income Date” in “V. Description of the Contract” for more details.

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Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Owner or Contract Owner (“you”): The person or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application. If the Owner is an individual, the Owner and the Annuitant must be the same person.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: A distribution of a GIFL Select Account Value that is paid to us for the benefits provided by the Contract. You may use a distribution from only one GIFL Select Account Value to fund a Contract.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with the guaranteed minimum withdrawal benefit under the Contract to describe the period when your Contract Value is less than the Lifetime Income Amount and we may begin to make payments to you of certain minimum guaranteed amounts. Please refer to “Settlement Phase” in “V. Description of the Contract” for more details.

Single Life Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on a single life. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spousal Lifetime Income Amount: A form of the guaranteed minimum withdrawal benefit that we make available based on the life of a Contract Owner and his or her Spouse. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” in “V. Description of the Contract” for more details.

Spouse: Any person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under that state’s law.

Step-Up: A term used with the guaranteed minimum withdrawal benefit to describe a possible one-time increase in the Benefit Base. Please refer to “V. Description of the Contract – GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” for more details.

Subaccount: A separate division of the applicable Separate Account.

Transferred Benefit Base: A term used to describe the Benefit Base amount under the GIFL “Select” guarantee provision of the group annuity contract we issued to fund a GIFL Select Retirement Plan that you intend to transfer to a Contract as part of an IRA Rollover.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An investment option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable tax and proportional share of administrative fee, to process a withdrawal.

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II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. Please read this entire Prospectus carefully, including its Appendices and the Statement of Additional Information (the “SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a single Purchase Payment deferred Variable Annuity contract between you and the Company that may be purchased with a distribution from a GIFL Select Retirement Plan. A Contract may be purchased as a traditional IRA or as a Roth IRA, but not both. The Contract is “deferred” because it provides for payments to be made by us beginning on a future date, and it is “variable” because Contract Value may increase or decrease daily based upon your investment choices. The Contract also provides a guaranteed minimum withdrawal benefit that we call “GIFL Select.”

We issue the Contract in New York in the form of a certificate of coverage under a master group contract. We issue master group contracts to one or more trusts that are formed for the purpose of providing individual retirement accounts or individual retirement annuities. We use the word “Contract” in this prospectus to refer to both a certificate issued under a group contract in New York, and the individual contracts we issue outside of New York.

The Contract contains fees, investment options, GIFL Select benefits and limitations that may differ from the GIFL Select feature in your employer’s retirement plan. Please read this Prospectus carefully before you invest.

Who is issuing my Contract?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

Why should I consider purchasing the Contract?

The Contract permits you to invest a distribution from your GIFL Select Account Value into a Variable Annuity Contract that you intend to use as a traditional IRA or as a Roth IRA. You invest Contract Value in Variable Investment Options that may increase or decrease in value. You may transfer among the Variable Investment Options and take withdrawals of Contract Value. The Contract also offers the GIFL Select feature (see “What is the GIFL Select feature under my Contract?” below), which allows you to transfer some or all of the Lifetime Income Amount protection we provided under your employer’s GIFL Select Retirement Plan.

Please refer to the section below entitled “What are some of the differences between the Contract and my GIFL Select Retirement Plan?” for a comparison of some of the features of your current plan and the Contract. You should also be aware that, if you leave your current employer, you may have more choices than purchasing a Contract. You may be able to leave your GIFL Select Retirement Plan account with your former employer, or you may be able to withdraw the money in the plan, or you may be able to transfer your account balance to your new employer’s plan.

In addition to providing access to a diverse selection of investment options and a guaranteed minimum withdrawal benefit, the Contract offers the availability of periodic annuity payments that can begin on the Contract’s Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option that we make available. Annuity payments are made to you. We offer Fixed Annuity and Variable Annuity payment options. Variable Annuity payment amounts are variable, based on your investment choices. If you select annuity payments under the Contract, you will no longer be able to take withdrawals.

Before purchasing a Contract, please carefully consider your liquidity needs and your desire and ability:

●

to fund an early retirement, because you could lose benefits under the GIFL Select feature if you take withdrawals before the Lifetime Income Date, and you must satisfy “holding period” and age requirements before we will set a Lifetime Income Date (you could lose the GIFL Select guarantee if Withdrawal Amounts deplete your Contract Value, and any remaining Benefit Base, to zero); and

●

to limit your annual withdrawal amounts to the Lifetime Income Amount after the applicable Lifetime Income Date, because withdrawals of Contract Value before then (and any Excess Withdrawal in any year after that) not only decrease your Lifetime Income guarantee, but may eliminate it.

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What are some of the differences between the Contract and my GIFL Select Retirement Plan?

Before you purchase a Contract, please consider carefully the differences between the GIFL Select Retirement Plan, which is a defined contribution retirement plan, and the Contract, which is an individual retirement annuity contract. Some of the differences between the two products include:

●	A GIFL Select Retirement Plan is under the control of an employer, while you own and control the Contract outright.
●

Your GIFL Select Retirement Plan may offer investment options in addition to those available with the GIFL Select feature, including a money market or a stable value investment option; no additional investment options are available with the Contract.

●

A GIFL Select Retirement Plan has significantly different federal tax implications than a traditional IRA or a Roth IRA, governing such things as when contributions and distributions may be made. There may also be different state and local tax implications. Federal tax issues for IRAs are described in “VII. Federal Tax Matters.” Please consult with your own qualified tax professional before purchasing a Contract.

●

Fees may differ between the two products, both in amount and in timing. Fees for the GIFL Select Retirement Plan, including the fees for its underlying investment portfolios, vary from employer to employer. Ask your plan administrator for fee information applicable to your plan. All of the Contract’s fees, including the fees of its underlying Portfolios, are listed in “III. Fee Tables.”

●

Both the GIFL Select Retirement Plan and the Contract offer Step-Up opportunities when establishing the Lifetime Income Amount. The Contract offers an additional Step-Up opportunity when you roll over to the Contract from the plan.

●	Distributions from the GIFL Select Retirement Plan and the Contract, if not a Roth IRA, must begin at age 70 1⁄2, although a plan can mandate an earlier age.
●	A GIFL Select Retirement Plan may allow loans.
●

In the GIFL Select Retirement Plan, you may establish the Lifetime Income Amount on the day that the age requirement and holding period are both satisfied. In the GIFL Select IRA Rollover Variable Annuity, you may not establish the Lifetime Income Amount until the Contract Anniversary on or after the date that these requirements are satisfied.

Please also review your current employer’s retirement plan to determine its merits and your ability to contribute amounts to that plan.

The foregoing is not meant to be a complete list. For more information on your GIFL Select Retirement Plan and the Contract, please consult with a qualified tax professional and your plan administrator, and read your plan documents and this Prospectus.

How can I invest money in the Contract?

We use the term “Purchase Payment” to refer to the investments you make in the Contract, which must come from the distribution of a GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. Your Purchase Payment for a Contract cannot include distributions from other accounts under the Plan. If you are the surviving Spouse of a GIFL Select Retirement Plan participant, you are permitted to roll over your GIFL Select plan benefits to a Contract. The Contract is not available for purchase if you are a non-Spousal Beneficiary of a GIFL Select Retirement Plan participant.

We will issue a Contract as a Roth IRA if your Purchase Payment is from your GIFL Select Retirement Plan Roth Account or if your Purchase Payment is from a “non-Roth” Account and you specifically instruct us to establish the Contract as a Roth IRA. In all other cases, we will issue a Contract as a traditional IRA. Please see “Eligibility” in “V. Description of the Contract” for further information about purchasing the Contract as a traditional IRA or as a Roth IRA. We provide information about tax implications of certain distributions and conversions to a Roth IRA in “VII. Federal Tax Matters.”

(Applicable to Contracts issued in California Only) For Contracts issued in California to persons 60 years of age or older, your Purchase Payment will be allocated to the Money Market Variable Investment Option (unless you elect otherwise) for the first 30 days after the date the Contract is delivered to you. At the end of this 30-day period, we will automatically transfer the Contract Value in the Money Market Variable Investment Option to the Contract’s other available Variable Investment Options. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for more details.

What charges do I pay under the Contract?

Your Contract’s asset-based charges compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. We also assess a GIFL Select fee, based on the Contract’s Benefit Base. We deduct the charges proportionally from each of your Variable Investment Options. Although we do not impose a sales charge, we may use amounts derived from any of the charges, including certain fees and expenses of the underlying Portfolios, for payment of our distribution expenses. We make deductions for any applicable taxes based on the amount of the Purchase Payment.

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What are my investment choices?

You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you’ve invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

●

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

●

Although each Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

If you would prefer a broader range of investment options, you (and your financial representative) should carefully consider the features of other variable annuity contracts offered by other life insurance companies, or other forms of traditional IRAs and Roth IRAs, before purchasing a Contract.

How can I change my investment choices?

Allocation of Purchase Payment. You designate how your Purchase Payment is to be allocated among the Variable Investment Options at the time that you purchase the Contract.

Transfers Among Variable Investment Options. Prior to the Annuity Commencement Date, you may transfer your investment amounts among Variable Investment Options, subject to certain restrictions described below and discussed in greater detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” After the Annuity Commencement Date, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers After the Annuity Commencement Date.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Variable Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the “1940 Act”) to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

We reserve the right to restrict Variable Investment Options at any time. If we restrict a Variable Investment Option, you may not be able to transfer or allocate the Purchase Payment to the restricted Variable Investment Option after the date of the restriction. Any amounts you allocated to a Variable Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Variable Investment Option.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers after the Annuity Commencement Date”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. Withdrawals may be subject to income tax, including an additional 10% penalty tax in many cases, on the taxable portion of any distributions taken from a Contract. Owners of Contracts issued as Roth IRAs may be subject to a penalty tax for withdrawals taken on certain distributions within the first five years after establishment of the account.

If we issue your Contract for use as a traditional IRA, you will be subject to tax requirements for minimum distributions over your lifetime. The Code requires that distributions from most Contracts commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible

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Purchase Payments you paid or on any earnings under the Contract. Please read “VII. Federal Tax Matters” for more information about taxation on withdrawals and minimum distribution requirements applicable to traditional IRAs and Roth IRAs.

What is the GIFL Select feature under my Contract?

The Contract permits you to choose how much Contract Value to withdraw at any time. We designed the GIFL Select feature of the Contract to guarantee that a Lifetime Income Amount will be available for annual withdrawals for as long as you live, starting on the Lifetime Income Date, even if your Contract Value declines to zero:

●

We guarantee a Lifetime Income Amount of 4%–5% under single-life Contracts and 4.5% under joint-life Contracts for annual withdrawals during your retirement years. Before the guarantee begins, your Contract must reach the Contract Anniversary on or after you satisfy any remaining age requirements (i.e., either the “Age 59 1⁄2 Trigger” or the “Age 65 Trigger”) and “holding period” requirements (i.e., up to 5 years). (Please read the “Guaranteed Lifetime Income Withdrawal Benefit” section of this Prospectus for more information.)

●

We provide a one time “Step-Up” opportunity at the time of the first withdrawal after the Lifetime Income Date to reflect favorable investment performance, if any, as of the prior Anniversary Date of the Contract.

●

We may increase the Lifetime Income Amount to reflect annual Benefit Enhancements, if you defer taking withdrawals of Cash Value during a Contract Year. The current Benefit Enhancement Rate is equal to 3% of the Benefit Base in effect at the end of the immediately preceding Contract Year. The Contract’s Benefit Enhancement rate will not change once the Contract is issued. We may reduce the Benefit Enhancement Rate at any time for new Contracts issued on or after the date of notice of the reduction. We also may increase the Benefit Enhancement Rate by means of a promotional Benefit Enhancement Rate at any time for new Contracts. We may terminate this promotional Benefit Enhancement Rate at any time. Contracts that do not receive a promotional Benefit Enhancement will receive the Benefit Enhancement Rate in effect at the time the Contract is issued, which will never be less than 1%. Please refer to “V. Description of the Contract” for more details.

●	We may decrease the Lifetime Income Amount if you take Excess Withdrawals.

You must satisfy certain conditions and make certain choices, however, to fully benefit from the GIFL Select feature guarantee. You must satisfy the age and holding period requirements specified above before we set the first available Lifetime Income Date and calculate a Lifetime Income Amount. If you take any withdrawal before we set the first available Lifetime Income Date, we will reduce the amounts we use to calculate the Lifetime Income Amount. If you take annual withdrawals after we set the Lifetime Income Date that are in excess of the Lifetime Income Amount, we will reduce the amounts we use to calculate the Lifetime Income Amount for future Contract Years.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more details, including examples to describe how the benefit works and the impact of Excess Withdrawals.

How is the initial Lifetime Income Amount calculated?

We use different formulas to determine an initial Lifetime Income Amount, depending on the form of Lifetime Income Amount you select, the type of Lifetime Income Amount for which you qualify and, in some cases, your age when you purchase a Contract.

When you first purchase a Contract, we determine a Benefit Base that is the greater of:

●	the GIFL Select Account Value distribution that you use as the Purchase Payment for the Contract; or
●

the Benefit Base under your GIFL Select Retirement Plan that we permit you to transfer to the Contract. We will permit you to transfer all of your Benefit Base only if you use your entire GIFL Select Account Value distribution as a Purchase Payment for the Contract.

After you purchase a Contract, we may reduce the Benefit Base (and the Lifetime Income Amount) if you take Excess Withdrawals, and we may increase the Benefit Base (and the Lifetime Income Amount) if you qualify for any of the opportunities described below. The Benefit Base has no cash value and usually will differ from the Contract Value you may withdraw. The maximum Benefit Base is $5 million.

We determine the initial Lifetime Income Amount on the earliest available Lifetime Income Date. To do this, we multiply the greater of the Contract Value or the Benefit Base then in effect by the rate applicable to your Contract. We will recalculate the Lifetime Income Amount if you take no withdrawals or annuitize the Contract during the next Contract Year. We describe the rates we use to calculate the Lifetime Income Amount on the earliest available Lifetime Income Date, and certain age and holding period requirements, on the next page.

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Will I have an opportunity to increase the Lifetime Income Amount under my GIFL Select guaranteed minimum withdrawal benefit?

Yes. The GIFL Select feature under the Contract has three ways to provide a potential increase in the Lifetime Income Amount:

●

if you purchase a Contract before your Age 65 Trigger, and defer taking any withdrawals (or annuitizing the Contract) between your Age 59 1⁄2 Trigger and your Age 65 Trigger, we will use a higher rate to calculate a Single Life Lifetime Income Amount;

●

if you do not take any withdrawals of Contract Value (or annuitize the Contract) during any Contract Year, we will add a Benefit Enhancement to the Benefit Base at the beginning of the next Contract Year that may increase the Lifetime Income Amount for future Contract Years*; and

●

when you take your first withdrawal after the Lifetime Income Date, you have a one-time opportunity to automatically increase (“step up”) the Benefit Base we use to determine the Lifetime Income Amount. A Step-Up will reflect investment gains in the Contract Value, if any, as of the prior Contract Anniversary. We provide no assurance that your Contract Value will experience investment gains; it may increase or decrease in value at any time.

* If you were taking distributions under a GIFL Select Retirement Plan, and continue to do so under a Contract, you will not qualify for an annual Benefit Enhancement.

Before purchasing a Contract, please carefully consider whether you are likely to make withdrawals of Contract Value that may impact the amount of the GIFL Select guaranteed minimum withdrawal benefit.

Please refer to “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information.

What rates do we use to determine the Lifetime Income Amount, and what are the applicable holding period and age requirements that you must satisfy for the GIFL Select guaranteed minimum withdrawal benefit?

We designed the GIFL Select feature to provide minimum withdrawal benefit guarantees on a single life and on a joint Spousal life basis. The GIFL Select guaranteed minimum withdrawal benefit begins on the Contract Anniversary on or after you satisfy a holding period requirement and have turned the applicable age. We charge a fee for the benefit from the date we issue a Contract, however, even if you have not satisfied the necessary requirements at that time.

Holding Period. Your Contract must remain in force throughout a holding period measured from the date we issue the Contract. The holding period is 5 Contract Years, but we will reduce the required holding period to reflect the time that you were a participant in a GIFL Select Retirement Plan. If you are a surviving Spouse of a deceased participant, the holding period will reflect the time your Spouse was in the plan.

Age Requirements – Single Life. In most cases, you must have reached your Age 59 1⁄2 Trigger to establish a Single Life Lifetime Income Amount. If you have reached your Age 59 1⁄2 Trigger, but have not yet reached your Age 65 Trigger, when you establish the GIFL Select feature, we will use a 4% rate to calculate a Single Life Lifetime Income Amount. If you wait until you have reached your Age 65 Trigger before you establish the GIFL Select feature, we will use a 5% rate to calculate a Single Life Lifetime Income Amount.

We do not apply an age requirement, however, if you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan and continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Account, as follows:

●	4% if you commenced receiving distributions under the plan on a single life basis before age 65,
●

4.5% if you commenced receiving distributions under the plan on a joint Spousal basis (we will use this rate where you are a former participant in the plan, or a surviving Spouse of a former participant, and are purchasing a Contract for a single life Lifetime Income Amount), or

●	5% if you commenced receiving distributions under the plan on a single life basis on or after age 65.

In this Prospectus, we refer to each of these types of single life Lifetime Income Amounts as a Continuation Single Life Lifetime Income Amount. Your Contract will contain the applicable rate and refer to it as a Single Life Lifetime Income Amount.

Age Requirements – Joint Spousal Life. You and your Spouse must both reach your Age 65 Triggers to establish a Spousal Lifetime Income Amount. In that event, we will use a 4.5% rate to calculate a Spousal Lifetime Income Amount.

Please read “V. Description of the Contract – Lifetime Income Provisions” for additional details.

Example: Assume that you purchase a GIFL Select IRA Rollover Variable Annuity Contract on May 1, 2017 for a Single Life Lifetime Income Amount, when you are age 60 and the holding period in your GIFL Select Retirement Plan was scheduled to end on May 31, 2017. Your Lifetime Income Date for GIFL Select is May 1, 2018, the Contract Anniversary after you have satisfied both the

8

age and holding period requirement. If you purchase the GIFL Select IRA Rollover Variable Annuity Contract on June 1, 2017, your Lifetime Income Date will be June 1, 2017 since both requirements were satisfied prior to the date that the Contract was purchased.

How do I establish my GIFL Select guaranteed minimum withdrawal benefit?

Once you satisfy the applicable age and holding period requirements, we will set the first available Lifetime Income Date and calculate a Lifetime Income Amount. You will establish that Lifetime Income Amount if you take a withdrawal at any time during the next 12 months. If you do:

●	the Lifetime Income Amount will reflect a Step-Up in the Benefit Base if there were investment gains in Contract Value as of the prior Contract Anniversary;
●

you will not be eligible for the Benefit Enhancement for that year, but you will remain eligible for future annual Benefit Enhancements if you defer taking withdrawals in future Contract Years and do not annuitize your Contract; and

●

you will need to tell us before establishing the Lifetime Income Amount if you wish to establish a Spousal Lifetime Income Amount in lieu of a Single Life Lifetime Income Amount. Once you establish a Lifetime Income Amount, you will not be able to change from a Single Life form of benefit to a Spousal form of benefit, or vice-versa.

If you defer taking withdrawals after we set the first available Lifetime Income Date, we will recalculate the Lifetime Income Amount at the next Contract Anniversary. You will then be able to establish that Lifetime Income Amount during the following 12 months. We will continue to recalculate the Lifetime Income Amount, and you will be able to establish the recalculated amount if you continue to defer withdrawals until the Maturity Date.

What are the tax consequences of owning a Contract?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

●	withdrawals (including surrender of the Contract, payments of the Lifetime Income Amount or any systematic withdrawals);
●	payment of any death proceeds; and
●	periodic payments under one of our annuity payment options.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

●	the type of the distribution;
●	when the distribution is made;
●	the rules governing distributions and rollovers from a Qualified Plan to a traditional IRA or Roth IRA;
●	the rules governing distributions from a traditional IRA or Roth IRA; and
●	the circumstances under which the payments are made.

The Code does not permit Contracts issued to qualify as traditional IRAs or Roth IRAs to be used for loans, assignments or pledges. A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract issued as a traditional IRA before you reach age 59 1⁄2. Traditional IRAs are subject to minimum distribution requirements beginning in the year a taxpayer turns age 70 1⁄2, and both traditional IRAs and Roth IRAs are subject to requirements for death proceeds distributions to commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can derive tax deferral benefits from the rollover of your GIFL Select Account Value into a Contract, or on any earnings under the Contract.

The Contract does not provide any tax-deferral benefits in addition to those that are accorded the Contract because it is an IRA. However, the Contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the Variable Investment Options, protection through the GIFL Select feature, and other benefits provided under the Contract are suitable for your needs and objectives and are appropriate in light of the expense.

We provide additional information on taxes in the “VII. Federal Tax Matters” section of this Prospectus. We make no attempt to provide more than general information. Purchasers of Contracts for use with any retirement plan should consult with a qualified tax professional regarding the suitability of the Contract.

Can I return my Contract?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. Because your Contract is issued as an IRA, you will receive a refund of the Purchase Payment you made during the first seven days of this period if that amount is greater than the Contract Value. After seven days, we will return the Contract Value. The date of cancellation is the date we receive the Contract. Rather than receive the Contract Value as a taxable distribution, you may opt to return this amount to the GIFL Select Retirement Plan (if permitted under the plan) (see “VII. Federal Tax Matters”).

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(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payment during this 30-day period to one or more of the Contract’s other available Variable Investment Options. If you cancel the Contract during this 30-day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payment was allocated to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract. At the end of the 30-day period, we will transfer your money automatically into other available Variable Investment Options that you select. See “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period.”

Will I receive a Transaction Confirmation?

We will send you a confirmation statement for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

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III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a GIFL Select IRA Rollover Variable Annuity Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses.

The following table describes the fees and expenses that you pay at the time that you buy the Contract or surrender the Contract, or potentially when you transfer Contract Value between Variable Investment Options. State premium taxes may also be deducted from your Contract Value.

Contract Owner Transaction Expenses1

Transfer Fee[2]
Maximum Fee	$25
Current Fee	$ 0

1   State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See “VI. Charges and Deductions – Premium Taxes”).

2   This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses Other than Portfolio Expenses

Annual Contract Fee	None

Annual Separate Account Expenses[1]
Administration Fee	0.15%
Mortality and Expense Risks Fee[2]	0.45%
Total Annual Separate Account Expenses	0.60%

GIFL Select Fee[3]
Maximum Fee	0.65%
Current Fee	0.50%

1   A daily charge reflected as an annualized percentage of the Variable Investment Options.

2   This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis.

3   Amount shown is an annual percentage based on the Benefit Base. We impose the current fee shown, but reserve the right to increase it up to the maximum fee shown.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

Total Annual Portfolio Operating Expenses (as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2018)	Minimum	Maximum
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.51%	0.98%

(Applicable to Contracts issued in California Only) Contracts issued in California to persons age 60 or older may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select (see “V. Description of the Contract – Other Contract Provisions – Initial Inspection Period” for additional information). The minimum annual net operating expenses during this 30 day period would be 0.76%.

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Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

Example 1: Maximum Portfolio operating expenses

The following example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year and that the maximum GIFL Select fee and the maximum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$226	$696	$1,193	$2,561
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$226	$696	$1,193	$2,561

Example 2: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the maximum GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$178	$551	$948	$2,054
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$178	$551	$948	$2,054

Example 3: Minimum Portfolio operating expenses

The next example assumes that you invest $10,000 in a Contract, that your investment has a 5% return each year, the current GIFL Select fee and the minimum fees and expenses of any of the Portfolios apply. We calculate the GIFL Select fee on the assumption that your initial Benefit Base is $10,000, you take no withdrawals during the period shown, you receive a Benefit Enhancement of 3% on each Contract Anniversary, and you do not set your Lifetime Income Amount during the period shown. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA and John Hancock New York
	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$163	$505	$870	$1,891
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$163	$505	$870	$1,891

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Portfolio Expenses

The following table describes the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ending December 31, 2018, except as stated below in the notes that follow the table. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the table.

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimbursement	Net Operating Expenses
Investment Quality Bond
Series II	0.60%	0.25%	0.08%	--	0.93%	-0.01%[2]	0.92%
Lifestyle Balanced Portfolio
Series II	0.04%	0.25%	0.03%	0.55%	0.87%[3]	0.00%	0.87%
Lifestyle Conservative Portfolio
Series II	0.04%	0.25%	0.07%	0.56%	0.92%[3]	-0.03%[4]	0.89%
Lifestyle Growth Portfolio
Series II	0.04%	0.25%	0.02%	0.54%	0.85%[3]	0.00%	0.85%
Lifestyle Moderate Portfolio
Series II	0.04%	0.25%	0.05%	0.55%	0.89%[3]	-0.01%[4]	0.88%
Managed Volatility Balanced Portfolio
Series II	0.07%	0.25%	0.02%	0.62%	0.97%[3]	-0.02%[5]	0.95%
Managed Volatility Conservative Portfolio
Series II	0.07%	0.25%	0.03%	0.59%	0.94%[3]	-0.03%[5]	0.91%
Managed Volatility Growth Portfolio
Series II	0.08%	0.25%	0.02%	0.65%	1.00%[3]	-0.02%[5]	0.98%
Managed Volatility Moderate MVP
Series II	0.07%	0.25%	0.02%	0.61%	0.95%[3]	-0.02%[5]	0.93%
Money Market[6]
Series II	0.38%	0.25%	0.04%	--	0.67%	-0.14%[7],8	0.53%
Total Bond Market
Series II	0.47%	0.25%	0.05%	0.01%	0.78%[3]	-0.27%[7],8	0.51%
Ultra Short Term Bond
Series II	0.55%	0.25%	0.08%	--	0.88%	-0.01%[2]	0.87%

[1]	“Acquired Portfolio Fees and Expenses” are based on indirect net expenses associated with the Portfolio’s investments in underlying investment companies.

[2]

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[3]

The “Total Annual Operating Expenses” shown may not correlate to the Portfolio’s ratios of expenses to average net assets shown in the “Financial Highlights” section of the Portfolio prospectus, which does not include “Acquired Portfolio Fees and Expenses.”

[4]

The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.04% of the average daily net assets (on an annualized basis) of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2020 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[5]

The advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which “Other expenses” of the fund exceed 0.00% of the average daily net assets (on an annualized basis) of the fund. “Other expenses” means all of the expenses of the fund, excluding certain expenses such as advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, distribution and service (Rule 12b-1) fees, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2020 unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

[6]

For Contracts issued prior to April 29, 2013, the Money Market Variable Investment Option is subject to restrictions (see “V. Description of the Contract – Maximum Number of Investment Options”). For Contracts issued on or after April 29, 2013, the Money Market Variable Investment Option is available only during the initial inspection period for Contracts issued in California to purchasers age 60 and older.

[7]

The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.28% of average net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses

13

and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2020, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

[8]

The advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.25% of average net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on April 30, 2020, unless renewed by mutual agreement of the advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

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IV. General Information about Us, the Separate Accounts and the

Portfolios

The Companies

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, Ste. 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center – its mailing address is P.O. Box 55445, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, Ste. 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount and any Fixed Annuity Option. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. Please be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; and to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

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We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of the John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are only available to you as investment options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

Our Managed Volatility Portfolios

In selecting the Portfolios that are available as Investment Options under the Contract (or its optional benefit Riders), we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract (and its optional benefit Riders). We seek to make available Investment Options that use strategies that are intended to lower potential volatility of returns and limit the magnitude of Portfolio losses. These include, but are not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and allow us to effectively and efficiently manage our exposure under the Contract (and optional benefit Riders). The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract (and/or under optional benefit Riders).

During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in a Portfolio without the managed volatility strategy. The managed volatility strategy may also suppress the value of the guaranteed Rider benefits. On the other hand, the managed volatility strategy seeks to manage the volatility of returns and limit the magnitude of Portfolio losses during declining markets with high volatility, although there is no guarantee that it will do so.

The four Managed Volatility Portfolios offered under the Contract have the following objectives and strategies:

Managed Volatility Balanced Portfolio. Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 8.25% to 10.25%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) normally will not exceed 100%.

Managed Volatility Conservative Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 5.5% to 6.5%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 22%.

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Managed Volatility Growth Portfolio. Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 11% to 13%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 77%.

Managed Volatility Moderate Portfolio. Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses. The Portfolio seeks to limit the volatility of returns to a range of 7% to 9%. The Portfolio is a fund of funds and invests primarily in underlying portfolios that invest primarily in equity securities and underlying portfolios that invest primarily in fixed-income securities. The Portfolio’s risk management strategy may cause the Portfolio’s economic exposure to equity securities, fixed-income securities and cash and cash equivalents to fluctuate and during extreme market volatility, the Portfolio’s economic exposure to either equity securities or fixed-income securities could be reduced to 0% and its economic exposure to cash and cash equivalents could increase to 100%. The subadvisor normally will seek to limit the Portfolio’s exposure to equity securities (either directly or through investment in underlying portfolios or derivatives) to no more than 44%.

You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to existing investments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2018, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Variable Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds

Each of the John Hancock Variable Insurance Trust’s Lifestyle Balanced Portfolio, Lifestyle Conservative Portfolio, Lifestyle Growth Portfolio, Lifestyle Moderate Portfolio, Managed Volatility Balanced Portfolio, Managed Volatility Conservative Portfolio, Managed Volatility Growth Portfolio and Managed Volatility Moderate Portfolio (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than that for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The

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prospectus for each of the JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of those portfolios, associated investment risks and deductions from and expenses paid out of the assets of the Portfolio.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. Your financial representative gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of a Portfolio’s prospectus without charge, by contacting us at the Annuities Service Center website, phone number or address shown on the first page of this Prospectus. Please read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST
Portfolio	Subadviser	Investment Objective
Investment Quality Bond Trust Series II	Wellington Management Company, LLP	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a high level of current income with some consideration given to growth of capital.
Lifestyle Growth Portfolio (successor to Core Strategy Trust; formerly Lifestyle Growth PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital. Current income is also a consideration.
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income.
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited	Seeks current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of Portfolio losses.
Money Market Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks to obtain maximum current income consistent with preservation of principal and liquidity.

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Portfolio	Subadviser	Investment Objective
Total Bond Market Trust (formerly Total Bond Market Trust B) Series II	Declaration Management & Research LLC	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market).
Ultra Short Term Bond Trust Series II	John Hancock Asset Management a division of Manulife Asset Management (US) LLC	Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see the prospectuses for the applicable Portfolios. Your financial representative gives you the Portfolio prospectuses with this Prospectus. You can obtain an additional copy of the Portfolio prospectuses by contacting the Annuities Service Center shown on the first page of this Prospectus. Please read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Variable Investment Option corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period for a variable annuity option, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

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V. Description of the Contract

Eligibility

The Contract may be purchased only by direct rollovers of “eligible” distributions from a GIFL Select Retirement Account. If you qualify for an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract by directing your plan sponsor or administrator to issue instructions for us to roll over all or any portion of:

●	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a traditional IRA; or
●	your “non-Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA; or
●	your “Roth” GIFL Select Retirement Account to a Contract issued as a Roth IRA.

This Contract is not available for purchase, however, if you are a non-Spousal beneficiary of a participant in a GIFL Select Retirement Plan.

If you receive an “eligible” distribution from a GIFL Select Retirement Plan, you may purchase a Contract within 60 days of receipt by submitting a completed application to our Annuities Service Center and remitting a direct rollover of all or any amount you receive:

●	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a traditional IRA; or
●	from your “non-Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA; or
●	from your “Roth” GIFL Select Retirement Account for a Contract to be issued as a Roth IRA.

We will issue a Contract as either a traditional IRA or as a Roth IRA, but not both. If you want both a traditional IRA and a Roth IRA, you may need to issue instructions to your plan sponsor or administrator (or complete separate applications) to purchase separate Contracts.

Please read “VII. Federal Tax Matters” carefully for information about “eligible” distributions and the imposition of federal income tax, including tax withholding, that may be required in connection with purchases of Contracts as Roth IRAs with amounts derived from “non-Roth” GIFL Select Retirement Plan accounts.

When you purchase a Contract from John Hancock New York, you will receive a certificate of coverage under a group contract issued by John Hancock New York to trustees of one or more trusts which permit individuals to purchase IRAs or for IRA annuities.

The Purchase Payment

Your Purchase Payment must be a distribution of the GIFL Select Account Value to a Contract that you intend to use as a traditional IRA or a Roth IRA. We do not permit additional contributions to a Contract. Please see “VII. Federal Tax Matters” for general information about IRA contributions and special qualification rules that apply to Roth IRAs.

You designate how your Purchase Payment is to be allocated among the Variable Investment Options. We credit your Purchase Payment on the Business Day on which it is deemed received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We do not deem distributions from a GIFL Select Retirement Plan to be received until the Business Day following the date we receive distribution instructions from the plan sponsor or administrator of the Plan. As a result, there will be a delay of at least one day in which your distribution will not be invested in a Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly to the plan that made the distribution, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received.

Variable Investment Options and Accumulation Units

During the Accumulation Period, we establish an Investment Account for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Variable Investment Options in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Variable Investment Options by dividing (i) the amount allocated to that Variable Investment Option by (ii) the value of an accumulation unit for that Variable Investment Option we next compute after a purchase transaction is complete.

We will usually credit Purchase Payments received by mail or wire transfer on the Business Day on which they are received in Good Order at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt of your Purchase Payment, we will return your Purchase Payment promptly,

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unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from a Variable Investment Option, and when we deduct certain Contract charges, pay death proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Variable Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We will use a Portfolio share’s net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

●	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or
●	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under the Asset Rebalancing program, pre-scheduled withdrawals, Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction will be processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Business Day. Please see the SAI for more information on processing automated transactions.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (a) by (b) and subtracting (c) from the result, where:

(a)

is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(b)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers Among Variable Investment Options

Prior to the Annuity Commencement Date, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see “Telephone and Electronic Transactions,” below). We will cancel accumulation units from the Variable Investment Option from which you transfer amounts and we will credit accumulation units to the Variable Investment Option to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Variable Investment Option. If after the transfer the amount remaining in the Variable Investment Option is less than $100, then we may transfer the entire amount instead of the requested amount.

The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Variable Investment Options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among

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investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option’s underlying Portfolio to increased Portfolio transaction costs and/or disrupt the Portfolio manager’s ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Asset Rebalancing program, (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios, and (c) transfers made after the Annuity Commencement Date (these transfers are subject to a 30-day notice requirement, however, as described in “Annuitization Provisions -Transfers after Annuity Commencement Date”). We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

●	restricting the number of transfers made during a defined period;
●	restricting the dollar amount of transfers;
●	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and
●	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Variable Investment Options

We currently do not limit the number of Variable Investment Options to which you may allocate the Purchase Payment.

Telephone and Electronic Transactions

We permit you to request transfers automatically by telephone. You can also apply to request withdrawals automatically by telephone. We also encourage you to access information about your Contract, request transfers and perform some transactions electronically through the internet. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

●	any loss or theft of your password; or
●	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

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All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Variable Investment Options. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Variable Investment Options. You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

●	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);
●	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or
●	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Please consult with your financial representative to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Contracts, exercise of the withdrawal right may require the consent of the Annuitant’s Spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request in Good Order, at our Annuities Service Center, minus any applicable administrative fee or tax. We will then cancel the Contract. In the case of a total withdrawal, we will pay the amount requested, reduced by any applicable administrative fee or amount withheld for taxes, and cancel accumulation units credited to each Variable Investment Option equal in value to the Withdrawal Amount from that Variable Investment Option.

When making a withdrawal, you may specify the Variable Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from a Variable Investment Option may not exceed the value of that Variable Investment Option. If you do not specify the Variable Investment Options from which a withdrawal is to be taken, we will take the withdrawal proportionally from all of your Variable Investment Options. There is no limit on the frequency of withdrawals.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information, at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
●	trading on the New York Stock Exchange is restricted;
●

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets; or

●	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

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Impact of Divorce. In the event that you and your Spouse become divorced, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax (see “VII. Federal Tax Matters”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey*)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

●	you are requesting that we mail the amount withdrawn to an alternate address; or
●	you have changed your address within 30 days of the withdrawal request; or
●	you are requesting a withdrawal in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal request. We will not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

*For New Jersey residents, we do not require a signature guarantee to process a withdrawal and send to the address of record, but we will not send the withdrawal payment via EFT unless we receive a signature guarantee.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy program provides you with an automatic way to access guaranteed withdrawal amounts. There is no charge for participation in this program. For more information please read “Pre-Authorized Withdrawals – The Income Made Easy Program” in the “GIFL Select Guaranteed Lifetime Income Withdrawal Benefit” section that follows.

GIFL Select Guaranteed Lifetime Income Withdrawal Benefit

Overview

The Contract permits you to take withdrawals of any amount of Contract Value before the Annuity Commencement Date. We designed the GIFL Select feature of the Contract to provide a guaranteed minimum withdrawal benefit after you satisfy holding period and age requirements. The GIFL Select feature provides a Lifetime Income Amount, which is available for annual withdrawals starting on a Lifetime Income Date. We may reduce the Lifetime Income Amount, however, if you take any withdrawal before the Lifetime Income Date, or if you withdraw amounts that exceed the Lifetime Income Amount in any year after the Lifetime Income Date. We refer to these types of withdrawals as Excess Withdrawals.

If you limit your annual withdrawals to the Lifetime Income Amount, we guarantee that we will make the Lifetime Income Amount available to you, as long as you are the Annuitant under the Contract. You may elect, in most cases, to cover the lifetimes of you and your Spouse by selecting a Spousal Lifetime Income Amount benefit. Under the Spousal Lifetime Income Amount benefit, we guarantee that we will make the Lifetime Income Amount available as long as you (the “Annuitant”) or your Spouse (the “co-Annuitant”) remains alive. The Spousal Lifetime Income Amount benefit will end if there is a change in the Contract that removes the co-Annuitant from coverage and the Annuitant subsequently dies.

We determine a Benefit Base for the Lifetime Income Amount when you first purchase a Contract. We may decrease the Benefit Base to reflect any Excess Withdrawals. We may increase the Benefit Base to reflect one or more annual Benefit Enhancements for which you qualify, and we may also increase the Benefit Base by a one-time Step-Up to reflect investment gains, if any, on the Contract Anniversary before you “establish” the Lifetime Income Amount. The Benefit Base has no cash value and usually will differ from the amount of Contract Value. The maximum Benefit Base is $5 million.

We calculate the Lifetime Income Amount as a percentage of the Benefit Base applicable to your Contract. The percentage we use depends on the form of Lifetime Income Amount applicable to your Contract. The percentage ranges from 4% (Single Life Lifetime Income Amount established before the Age 65 Trigger) to 4.5% (Spousal Lifetime Income Amount) to 5% (Single Life Lifetime Income Amount established on or after the Age 65 Trigger). We use the rate at which you established a guaranteed minimum withdrawal benefit under a GIFL Select Retirement Plan if you received distributions under the Plan and will continue to take distributions under a Contract. In that event, we will use the rate applicable to your GIFL Select Retirement Plan account. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

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Impact of Withdrawals before the Lifetime Income Date

With limited exceptions, any withdrawal before the Lifetime Income Date is an Excess Withdrawal. This means that we will reduce the Benefit Base. We do this on a pro rata basis or a dollar for dollar basis, whichever has the greater impact on the Benefit Base. If we use the pro rata basis, we reduce the Benefit Base in the same proportion that your Contract Value is reduced as a result of that withdrawal.

EXAMPLE 1 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1⁄2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1⁄2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $90,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 5.56% (i.e., $5,000/$90,000) and we would reduce your Benefit Base by the same percentage (on a pro rata basis, since $100,000 times 0.0556, or $5,556 is greater than $5,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,556, or $94,444.

EXAMPLE 2 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 45. (Since you have not reached your Age 59 1⁄2 Trigger at time of purchase, the earliest Lifetime Income Date will not occur until your Age 59 1⁄2 Trigger.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $110,000, the Benefit Base is $100,000 and you withdraw $5,000 of Contract Value. In this case, you would reduce your Contract Value by 4.55% (i.e., $5,000/$110,000) and we would reduce your Benefit Base by $5,000 (on a dollar for dollar basis, since $5,000 is greater than $100,000 times 0.0455, which equals $4,545). The Benefit Base after the Excess Withdrawal would be $100,000 minus $5,000, or $95,000.

If you take any withdrawals prior to the earliest available Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount. If your Contract Value and your Benefit Base decline to zero before that Lifetime Income Date, you will lose the Lifetime Income Amount Guarantee.

Impact of Withdrawals after the Lifetime Income Date

Establishing a Lifetime Income Amount. We calculate the earliest available Lifetime Income Amount on the first day of a Contract Year following your satisfaction of any age and holding period requirements. The Lifetime Income Amount will equal the applicable rate multiplied by the Benefit Base or the Contract Value on the Contract Anniversary, if greater. You will “establish” that Lifetime Income Amount by taking a withdrawal during the immediately following 12 months. If you do not take a withdrawal (or annuitize the Contract) during that Contract Year, we will recalculate the Lifetime Income Amount on the first day of the next Contract Year. This recalculation will reflect: (a) the addition of an annual Benefit Enhancement to the Benefit Base, (b) a reduction in the Contract Value, if any, from the Contract Value that we may have used in the previously calculated Lifetime Income Amount and, possibly, (c) an increase in the Contract Value to reflect investment gains, if any, as of the date of our recalculation. You will “establish” the recalculated Lifetime Income Amount by taking a withdrawal during the Contract Year of our recalculation. We will continue to follow this procedure throughout the Accumulation Period until you take a withdrawal or annuitize the Contract. Once you have established a guaranteed Lifetime Income Amount, we will step up the Benefit Base to the Contract Value (to a maximum Benefit Base of $5 million) if that amount is greater than the Benefit Base. You may withdraw the Lifetime Income Amount each Contract Year without affecting the Benefit Base. Once you establish the Lifetime Income Amount, there will be no additional Benefit Enhancements or Step-Up opportunities.

EXAMPLE 3 (Establishing the Earliest Available Lifetime Income Amount with Step-Up):

Assume that you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirement. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1⁄2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume you defer taking your first withdrawal until the third Contract Year when you want to establish your Single Life Lifetime Income Amount. On the most recent Contract Anniversary, your Benefit Base is $106,090 and Contract Value is $112,000. By electing to take your first withdrawal, the Benefit Base will step up to the Contract Value on the prior Contract Anniversary. Your new Benefit Base is $112,000, which results in a Single Life Lifetime Income Amount of ($112,000 × 4%), or $4,480.

Loss of Step-Up. If you do not “establish” a previously determined Lifetime Income Amount, the recalculated Lifetime Income Amount will not include the Step-Up, if any, from a previously determined Lifetime Income Amount.

EXAMPLE 4 (Loss of Step-Up in a newly calculated Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fourth Contract Year when you want to establish your Single Life Lifetime Income Amount. On the Contract Anniversary prior to taking a withdrawal, the Benefit Base is $109,273 and Contract Value is $107,000. By electing to take your first withdrawal, the Benefit Base will not step up because it is already greater than the Contract Value on the prior Contract Anniversary. Your Benefit Base of $109,273 will be used to calculate the Single Life Lifetime Income Amount of ($109,273 × 4%), or $4,371.

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Please refer to “Increases in the GIFL Select Feature” for more information and examples of the Benefit Enhancement. Please refer to “Determination of the Lifetime Income Date” for more information about age and holding period requirements for the earliest available Lifetime Income Date.

Excess Withdrawals. Each time you take a withdrawal after the Lifetime Income Date, we first determine whether the withdrawal amount is an Excess Withdrawal (i.e., a withdrawal that exceeds the Lifetime Income Amount when combined with any other withdrawals for that Contract Year). If so, we will reduce the Benefit Base on the greater of a pro rata basis or a dollar for dollar basis. If we use the pro rata basis, we reduce your Benefit Base in the same proportion that your Contract Value has been reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal. If we use the dollar for dollar basis, we reduce the Benefit Base by the entire amount of the withdrawal that resulted in an Excess Withdrawal. In either case, each time we reduce the Benefit Base, we will also reduce your Lifetime Income Amount. The reduced Lifetime Income Amount will equal:

●	(for Single Life Lifetime Income Amounts) 4% or 5% of the new Benefit Base based on the Annuitant’s age when the Lifetime Income Amount was established; or
●	(for Spousal Lifetime Income Amounts) 4.50% of the new Benefit Base.

We calculate the reduced Lifetime Income Amount for a Continuation Single Life Lifetime Income Amounts by using the rate that was in effect when we issued your Contract. Please refer to “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount,” below, for more information about the applicable rate.

In all cases, we reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE 5 (Pro Rata Reduction):

Assume that you purchase a Contract through an IRA Rollover when you are 61 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1⁄2 Trigger at time of purchase, the earliest available Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. Now assume that you make a single withdrawal of $10,000 of Contract Value 6 months after we issue the Contact. In this case, you would reduce your Contract Value by 11.11% (i.e., $10,000/$90,000). We would reduce your Benefit Base by $11,111 (on a pro rata basis, since $100,000 times 0.111, or $11,111 is greater than $10,000). The Benefit Base after the Excess Withdrawal would be $100,000 minus $11,111, or $88,889. The Lifetime Income Amount would also be reduced for future Contract Years from $4,000 to $3,556 (i.e., $88,889 × 4%).

EXAMPLE 6 (Dollar for Dollar Reduction):

Assume that you purchase a Contract through an IRA Rollover when you and your Spouse are 62. (Since you are both under age 65 at time of purchase, the earliest Lifetime Income Date will not occur until your Age 65 Trigger.) In the fourth Contract Year and after you have turned on your Spousal Lifetime Income Amount at $4,500 ($100,000 × 4.50%), the Contract Value is $110,000 and the Benefit Base is $100,000. You make an initial withdrawal of $4,000 (less than the Lifetime Income Amount) which reduces the Contract Value to $106,000 while the Benefit Base remains unchanged at $100,000. Later, during the same Contract Year, you make another withdrawal of $6,000. In this case, you would reduce your Contract Value by 5.66% (i.e., $6,000/$106,000). We would reduce your Benefit Base by $6,000 (on a dollar for dollar basis, since $6,000 is greater than $100,000 times 0.0566, which equals $5,660). The Benefit Base after the Excess Withdrawal would be $100,000 minus $6,000, or $94,000. The Lifetime Income Amount would also be reduced for future Contract Years from $4,500 to $4,230 (i.e., $94,000 × 4.50%).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal.

We do not reduce the Benefit Base and/or the Lifetime Income Amount:

●	if the withdrawals are taken under our Life Expectancy Distribution program, or
●	if your total Withdrawal Amounts during any Contract Year after the Lifetime Income Date are less than or equal to the Lifetime Income Amount.

The Contract enters a “Settlement Phase” in any Contract Year that your Contract Value declines to less than the Lifetime Income Amount if you have taken no Excess Withdrawals during that Contract Year (see “Settlement Phase” below). In the event of an Excess Withdrawal, you will lose the GIFL Select benefit if Contract Value declines below the Lifetime Income Amount during the Contract Year of the Excess Withdrawal. The GIFL Select benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.

We reduce your Contract Value (and the death proceeds) each time you take a withdrawal. We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

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Increases in the GIFL Select Feature

In addition to a one-time Step-Up opportunity, the GIFL Select feature of the Contract provides two other ways that have the potential to increase a Lifetime Income Amount: banded rates applicable to Single Life Lifetime Income Amounts and annual Benefit Enhancements. Please refer to “Establishing a Lifetime Income Amount,” above, for more information about the Step-Up opportunity.

Banded Single Life Rates. If you are eligible for a Single Life Lifetime Income Amount, you may have an opportunity to increase the Lifetime Income Amount by deferring withdrawals after your Age 59 1⁄2 Trigger until you have reached your Age 65 Trigger. That’s because we calculate the Lifetime Income Amount before age 65 as an amount equal to 4% of the Benefit Base, and will increase the rate to 5% if you take no withdrawals of a Lifetime Income Amount until age 65. If you are under age 65, and take a withdrawal at any time after the earliest available Lifetime Income Date, you will establish a Lifetime Income Amount, based on a 4% rate and lose the opportunity to establish a Lifetime Income Amount based on a 5% rate.

EXAMPLE 7 (4% Single Life Lifetime Income Amount):

Assume you purchase a Contract through an IRA Rollover when you are 60 and have met the minimum holding period requirements. Your Contract Value at time of rollover is $90,000 and your Benefit Base is $100,000. Since you have reached your Age 59 1⁄2 Trigger, your Lifetime Income Date is the date we issue the Contract, and the Single Life Lifetime Income Amount on that date is ($100,000 × 4%), or $4,000. You elect to take a withdrawal during that first contract year and start receiving the Lifetime Income Amount. You are not eligible for the 5% Single Life Lifetime Income Amount because you have taken your first withdrawal prior to reaching your Age 65 Trigger.

EXAMPLE 8 (5% Single Life Lifetime Income Amount):

Using the same Rollover scenario above, assume that you defer taking a withdrawal until the fifth Contract Year and you have reached your Age 65 Trigger. The Benefit Base on the most recent Contract Anniversary is $116,000 and your Single Life Lifetime Income Amount, should you take a withdrawal during that Contract Year, is ($116,000 × 5%), or $5,800.

Banded Single Life Rates do not necessarily result in a higher Lifetime Income Amount. Please see EXAMPLE 9, below, for information about the impact of a Step-Up on the Benefit Base.

We do not permit you to defer withdrawals in order to qualify for a 5% rate if you established a Spousal Lifetime Income Amount or if we issue a Contract with a Continuation Single Life Lifetime Income Amount.

Impact of Step-Up on Banded Rates. If you do not establish a previously determined Lifetime Income Amount for a Single Life Lifetime Income Amount, you may become eligible for a higher rate but may lose the advantage of a previously available Step-Up.

EXAMPLE 9 (Loss of Step-Up in a newly calculated Lifetime Income Amount with a higher rate):

Assume that you purchase a Contract through an IRA Rollover when you are 59 and have met the minimum holding period requirement. At the time of rollover your Contract Value and Benefit Base are $100,000. Assume that on the Contract Anniversary after turning 63 years of age your Contract Value is $150,000 and the Benefit Base is $112,551. The eligible Single Life Lifetime Income Amount during that Contract Year is $6,000 ($150,000 × 4%). However, you elect to defer withdrawals another year and on your Age 65 Trigger the Contract Value is $110,000 and the Benefit Base is $115,927. You elect to take your first withdrawal, which results in a Single Life Lifetime Income Amount of $5,796 ($115,927 × 5%).

Benefit Enhancements. On each Contract Anniversary during the Accumulation Phase and prior to you establishing a Lifetime Income Amount, we will add a Benefit Enhancement to the Benefit Base (up to a maximum Benefit Base of $5 million) if you have taken no withdrawals or annuitized the Contract during the immediately preceding Contract Year. The Benefit Enhancement is equal to 3% of the Benefit Base in effect at the end of that immediately preceding Contract Year. If you do not qualify for a Benefit Enhancement for a particular Contract Year, you may qualify for a Benefit Enhancement in other Contract Years if you defer: (a) taking withdrawals, (b) establishing a Lifetime Income Amount or (c) annuitizing the Contract in the other Contract Years. Benefit Enhancements have no cash value and will not affect the Contract Value.

EXAMPLE 10 (Benefit Enhancements):

Assume you purchase a Contract through an IRA Rollover when you are 60, you take no withdrawals during the first and second Contract Year and the Benefit Enhancement is 3%. Also assume that the initial Benefit Base is $100,000 and is not exceeded by Contract Value (a Step-Up does not occur).

●	At the end of the first Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it to $103,000 ($100,000 + 3% × $100,000).
●	At the end of the second Contract Year, we will apply the Benefit Enhancement to the Benefit Base and increase it again to $106,090 ($103,000 + 3% × $103,000).

Now assume an Excess Withdrawal is taken in the third Contract Year that reduces the Benefit Base to $98,000 and no additional withdrawals are taken in the fourth Contract Year.

●	At the end of the third Contract Year, there is no Benefit Enhancement because you took a withdrawal during the year.

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●

At the end of the fourth Contract Year, we will apply the Benefit Enhancement to the Benefit Base. The Benefit Enhancement will be based on the reduced Benefit Base. The Benefit Base will increase to $100,940 ($98,000 + 3% × 98,000).

Since the GIFL Select fee is a percentage of the Benefit Base, we will increase the amount of the GIFL Select fee after a Benefit Enhancement to reflect the new Benefit Base. (See “VI. Charges and Deductions – GIFL Select Fee”).

Determination of the Lifetime Income Date

Single Life Lifetime Income Amounts. Under a Single Life form of Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

●	you, the Annuitant, will be at least age 59 1⁄2 at any time during the first Contract Year; and
●

you were a participant in your employer’s GIFL Select Retirement Plan and completed a 5 year “holding period” requirement for the guaranteed minimum withdrawal benefit we provided for your account in that plan.

In this case, the date we issue your Contract will be the Age 59 1⁄2 Trigger, or the Age 65 Trigger if you will be at least age 65 at any time during the first Contract Year.

In all other cases, the earliest available Lifetime Income Date for a Single Life form of Lifetime Income Amount is the first day of a Contract Year in which:

●	you, the Annuitant, will have reached your Age 59 1⁄2 Trigger; and
●

you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with an employer’s GIFL Select Retirement Plan.

Continuation Single Life Lifetime Income Amounts. The earliest available Lifetime Income Date for a Continuation Single Life form of Lifetime Income amount is the date we issue your Contract.

Spousal Lifetime Income Amount. Under a Spousal Lifetime Income Amount, the earliest available Lifetime Income Date is the date we issue your Contract if:

●	you, the Annuitant, and your Spouse, the co-Annuitant, will both be at least age 65 at any time during the first Contract Year; and
●	you were a participant in your employer’s GIFL Select Retirement Plan and completed the holding period requirement for the guaranteed minimum withdrawal benefit we provided for your account.

In this case, the date we issue your Contract will be the Age 65 Trigger.

In all other cases, the earliest available Lifetime Income Date for a Spousal Lifetime Income Amount is the first day of a Contract Year in which:

●	you, the Annuitant, and your Spouse, the co-Annuitant, will both reach your Age 65 Trigger; and
●

you have already completed a “holding period” of no more than 5 years. We will transfer credit for the holding period from your (or your decedent Spouse’s) account with your employer’s GIFL Select Retirement Plan.

Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount

Single Life. You are eligible to select a Single Life Lifetime Income Amount if:

●

you are the Annuitant under the Contract and we did not make any payments under your employer’s GIFL Select Retirement Plan to you or to any current, former or decedent Spouse of yours that was covered by our Spousal lifetime income guaranteed minimum withdrawal benefit; or

●

you are the Annuitant under the Contract, and the Spouse of a deceased participant under a GIFL Select Retirement Plan and neither you nor the deceased participant established a lifetime income guaranteed minimum withdrawal benefit under the plan before the death of the participant; or

●	you are the Annuitant under the Contract; and
o	you had established an account in your GIFL Select Retirement Plan that was covered by a Spousal guaranteed minimum withdrawal benefit; and
o	you subsequently split and changed it to two “single life” accounts in connection with a divorce or a legal separation; and
o	you do not include your Spouse as a “co-Annuitant” in the Contract you purchase.

You will establish a Single Life Lifetime Income Amount based on 4% of the Benefit Base if:

●	you take your first withdrawal after the earliest available Lifetime Income Date; and
●	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 59 1⁄2 Trigger, but will not have reached your Age 65 Trigger.

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If you establish a Single Life Lifetime Income amount based on 4% of the Benefit Base, you will not be eligible for a Single Life Lifetime Income Amount based on 5% of the Benefit Base.

You will establish a Single Life Lifetime Income Amount based on 5% of the Benefit Base if:

●	you take your first withdrawal after the earliest available Lifetime Income Date; and
●	you take such withdrawal during a Contract Year when you, the Annuitant, will have reached your Age 65 Trigger.

Continuation Single Life. We will issue a Contract with a Continuation Single Life Lifetime Income Amount if you are the Annuitant under the Contract and either:

●	(CASE ONE) you are a former participant in a GIFL Select Retirement Plan and were receiving distributions from a GIFL Select Retirement Plan account that was covered by a single life guarantee; or
●

(CASE TWO) you are a former participant in a GIFL Select Retirement Plan, you were receiving distributions a GIFL Select Retirement Plan account that was covered by a Spousal guarantee, and your Spouse has died; or

●	(CASE THREE) you are the surviving Spouse of a participant in a GIFL Select Retirement Plan and the beneficiary of a GIFL Select Retirement Plan account that was covered by a Spousal guarantee.

In CASE ONE, we will issue a Contract with a Lifetime Income Amount based on the rate in effect for the guaranteed minimum withdrawal benefit that you established under the GIFL Select Retirement Plan. We will calculate the Lifetime Income Amount based on 4% of the Benefit Base if you commenced receiving distributions under the plan before your Age 65 Trigger. We will calculate a Lifetime Income Amount based on 5% of the Benefit Base if you commenced receiving distributions under the plan on and after your Age 65 Trigger.

In CASE TWO and in CASE THREE, we will issue a Contract with a Lifetime Income Amount based on 4.5% of the Benefit Base.

Spousal Life. You can select a Spousal Lifetime Income Amount if:

●	you are the Annuitant under the Contract; and
●	your Spouse is the co-Annuitant under the Contract; and
●	you did not establish a single-life guaranteed minimum withdrawal benefit in your GIFL Select Retirement Plan.

You will establish a Spousal Lifetime Income Amount based on 4.5% of the Benefit Base if:

●	you take your first withdrawal after the earliest available Lifetime Income Date; and
●	you and your Spouse have both reached your Age 65 Trigger at the time of such withdrawal; and
●	you have named your Spouse as a Co-Annuitant under the Contract; and
●	you have completed any forms that we may require for the selection of a Spousal Lifetime Income Amount.

Changing a selection. You can make a selection of a Single Life Lifetime Income Amount or a Spousal Lifetime Income Amount (if you qualify) at any time before you establish the Lifetime Income Amount by contacting the Annuities Service Center and completing any forms that we may require. You can change your designation of a Single Life or Spousal Lifetime Income Amount after the earliest available Lifetime Income Date only if you defer “establishing” a Lifetime Income Amount. You establish a Lifetime Income Amount if you make any withdrawals from the earliest available Lifetime Income Date up to the date of the change in designation. You can change your designation up until the date you take a withdrawal.

If you establish a Spousal Lifetime Income Amount on or after your Age 65 Trigger instead of a Single Life Lifetime Income Amount, we will calculate a lower Lifetime Income Amount (4.5% of the Benefit Base).

We may recalculate the Lifetime Income Amount if you change the form of the Lifetime Income Amount from a Single Life to a Spousal form or vice versa.

We may decrease the Benefit Base to reflect withdrawals. We may increase the Benefit Base to reflect Benefit Enhancements and a one-time Step-Up to the Contract Value on the Contract Anniversary before the date of the first withdrawal after the Lifetime Income Date if the Benefit Base is less than the Contract Value on that date. Any decrease or increase in the Benefit Base will result in a corresponding decrease or increase in the Lifetime Income Amount.

Tax Considerations

See “VII. Federal Tax Matters” for information on tax considerations related to guaranteed minimum withdrawal benefits.

Pre-Authorized Withdrawals – The Income Made Easy Program

You can pre-authorize periodic withdrawals to receive amounts guaranteed under the Contract. We currently offer our Income Made Easy program for Contracts to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy program no sooner than the earliest available Lifetime Income Date.

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The Income Made Easy program allows you to select: (A) the Lifetime Income Amount under your Contract; (B) the full allowable amount plus any amount under our Life Expectancy Distribution program that would exceed the Lifetime Income Amount; (C) the annual amount under our Life Expectancy Distribution program (in lieu of the Lifetime Income Amount); or (D) a specified dollar amount that is less than the Lifetime Income Amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:

●	you select option A or B; and
●	you take an additional withdrawal outside the Income Made Easy program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

●	may be subject to income tax (including withholding for taxes) and a penalty for distributions from a Roth IRA, and if you take withdrawals before age 59 1⁄2, a 10% penalty tax; and
●	reduce the death proceeds.

If you are interested in the Income Made Easy program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program.

Life Expectancy Distribution Program

You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your Spouse) . Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you as required or contemplated by Code sections 408(a)(6) or 408(b)(3) (applicable to traditional IRAs), or section 408A(c)(5) (applicable to Roth IRAs) (we sometimes refer to these as “Qualified Death Benefit Stretch Distributions” or “Required Minimum Distributions”). For further information on such distributions, please see “VII. Federal Tax Matters.”

Each withdrawal under our Life Expectancy Distribution program will reduce death proceeds and your Contract Value. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Contract are depleted to zero. We may make further distributions as part of the Settlement Phase for the Contract.

The Life Expectancy Distribution program applicable to GIFL Select IRA Rollover Variable Annuity Contracts does not provide automatic “life expectancy” distributions that are intended to qualify under section 72(t)(2)(A)(iv) of the Code. This Code section contains an exception to a 10% penalty tax applicable to pre-59 1⁄2 distributions. Please consult with a qualified tax professional for information about the impact of taxes, including tax penalties that may be applicable to withdrawals before age 59 1⁄2.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial representative or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all Life Expectancy Distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distributions calculations on our understanding and interpretation of the requirements under tax law applicable to Required Minimum Distributions and Qualified Death Benefit Stretch Distributions. Please discuss these matters with a qualified tax professional.

If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, we will not make any further withdrawals under that program if the Contract Value reduces to an amount less than the Lifetime Income Amount. In that event, we will make distributions as part of the Contract’s “Settlement Phase,” if the Annuitant (or co-Annuitant under the Spousal Lifetime Income Amount) is living at that time. We designed our Life Expectancy Distribution program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not reduce the Benefit Base or Lifetime Income Amount.

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Settlement Phase

Once you establish a Lifetime Income Amount, we will automatically begin making payments to you under the “Settlement Phase” of the GIFL Select feature if your Contract Value reduces to an amount less than the Lifetime Income Amount and there are no Excess Withdrawals during that Contract Year. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract terminate. We will not apply additional Benefit Enhancements, or deduct any charges during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

There is no Settlement Phase, however, if:

●	you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or
●

you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to an amount less than the Lifetime Income Amount during the Contract Year of the withdrawal.

At the beginning of the Settlement Phase, we may automatically begin paying an annual settlement amount to you. The settlement payment amount varies as follows:

●

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1⁄2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount had been elected), you must wait before taking withdrawals until the Lifetime Income Date, when the Lifetime Income Amount would be calculated. If no withdrawals are made before the Lifetime Income Date, we will begin making annual settlement payments to you following the Lifetime Income Date as long as the Annuitant is living (or as long as either the Annuitant or co-Annuitant is living under the Spousal Lifetime Income Amount). In this case, the annual amount will equal the applicable Lifetime Income Amount, which would be either 4% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 59 1⁄2 Trigger before the first withdrawal but has not reached his or her Age 65 Trigger), 5% of the Benefit Base on the Lifetime Income Date (if the Annuitant has reached his or her Age 65 Trigger before the first withdrawal) or 4.5% of the Benefit Base on the Lifetime Income Date (if the younger of the Annuitant and co-Annuitant has reached his or her Age 65 Trigger if the Spousal Lifetime Income Amount had been elected).

●

If the Contract enters the Settlement Phase before the Annuitant has reached his or her Age 59 1⁄2 Trigger (or Age 65 Trigger for the younger of the Annuitant and co-Annuitant if the Spousal Lifetime Income Amount is elected) and you decide to take withdrawals prior to the Lifetime Income Date, you will receive an annual amount equal to the applicable Lifetime Income Amount as stated above multiplied by the current Benefit Base until the Benefit Base is depleted.

●	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Distribution at Death of Annuitant

The Contracts described in this Prospectus provide for the distribution of the Contract Value and termination of the GIFL Select feature if the Annuitant/Owner dies before the earlier of the Annuity Commencement Date or the Maturity Date. If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner without a distribution of Contract Value. In that event, the Spouse will become the Owner and Annuitant of the Contract, but the GIFL Select feature will end for any Single Life Lifetime Income Amount (if established) or for any Continuation Single Life Lifetime Income Amount. The GIFL Select feature for a Spousal Lifetime Income Amount also ends unless you established the Spousal Lifetime Income Amount prior to the Annuitant’s death.

In all other cases, distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, distribution may be made as an annuity, under one of the Annuity Options, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even in some cases in which we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified an Annuity Option, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds will equal the Contract Value and must be distributed immediately in a single sum cash payment.

Payment of Death Proceeds. The determination of the distribution upon the death of the Annuitant will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to payment of the death proceeds under the Contract until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

●	a certified copy of a death certificate; or
●	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
●	any other proof satisfactory to us.

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Distribution of Death Proceeds. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, please seek competent legal and tax advice regarding requirements governing the distribution of Contract values, including death proceeds, under the plan.

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death proceeds. The description of the distribution upon the death of the Annuitant in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict such a distribution under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death proceeds to the extent permitted by the Code and by Treasury Department regulations.

Upon request, the death proceeds may be taken in the form of a lump sum. In that case, we will pay the death proceeds within seven days of the date that we determine the amount of the death proceeds, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death proceeds may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout via a checkbook, and the account earns interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death proceeds in a single sum at any time by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the death proceeds. The Beneficiary can only make withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death proceeds payable upon the death of an Annuitant are not taken in a lump sum, the Contract will continue, subject to the following:

●	The Beneficiary will become the Owner/Annuitant.
●

If the deceased Annuitant’s Spouse is the sole Beneficiary, he or she may continue the Contract as the new Owner/Annuitant without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when an Annuitant dies will apply when the Spouse, as the Annuitant, dies.

●

If the Beneficiary is not the deceased Owner’s Spouse , distribution of the entire interest in the Contract must be made within five years of the Annuitant’s death or, alternatively, an individual Beneficiary may take distributions as an annuity under one of the Annuity Options described below, which begins within one year after the Annuitant’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death proceeds. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death proceeds must be distributed immediately in a single sum cash payment.

Death of co-Annuitant under a Spousal Lifetime Income Amount guarantee. If the co-Annuitant is the first to die, no death proceeds are payable under the Contract. The Spousal Lifetime Income Amount guarantee will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the survivor Annuitant. We will continue to charge the GIFL Select fee.

Death of Last Person. If the survivor Annuitant dies while a Spousal Lifetime Income Amount guarantee is in effect, we will reduce the Lifetime Income Amount to zero.

Death after Removal of Annuitant or co-Annuitant. In certain instances, a Contract may be changed to remove the designation of a person initially designated as an Annuitant or co-Annuitant. If that happens and:

●	if the removed person subsequently dies, there will be no impact on the guarantees provided by the GIFL Select feature in most cases; and
●	if the remaining designated person subsequently dies, we will consider that person to be the “survivor” of the Annuitant and co-Annuitant and the GIFL Select benefit will terminate.

Death Proceeds during the Settlement Phase. If death occurs during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under that GIFL Select benefit:

●

(for Single Life and Continuation Single Life Lifetime Income Amount Contracts) If the Annuitant dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

●

(for Spousal Lifetime Income Amount Contracts) If the first death of either the Annuitant or co-Annuitant occurs during the Settlement Phase, no additional death proceeds are payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will calculate a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount.

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If you die during the Settlement Phase, the only death proceeds we provide are the remaining settlement payments that may become due under the Spousal Lifetime Income Amount guaranteed minimum withdrawal benefit.

Annuitization Provisions

General

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Once annuity payments commence:

●	you will no longer have access to the Contract Value applied to the Annuity Option;
●	the GIFL Select feature of your Contract terminates; and
●	we may not change the Annuity Option or the form of settlement.

The Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The current Maturity Date is the date you specify, as shown on your Contract’s specifications page. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Commencement Date”). You may request a different Annuity Commencement Date at any time by written request or by telephone at the number listed on the first page of this Prospectus, at least one month before both the current and new Annuity Commencement Dates. You may also be able to change your Annuity Commencement Date on our website, www.jhannuities.com, if:

●	you are registered on the website, and
●	your Contract is active, and not owned by a custodian or continued by a surviving Spouse or Beneficiary.

Under our current administrative procedures, the new Annuity Commencement Date may not be later than the Maturity Date unless we consent otherwise. Distributions may be required before the Annuity Commencement Date.

Distributions under the Contracts may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters”). Please consult with a qualified tax professional for information about potential adverse tax consequences for failure to take distributions.

Notice of Annuity Commencement Date. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a withdrawal of the Surrender Value, or do not ask us to change the Maturity Date, we will provide a variable Annuity Option in the form of a life annuity with payments guaranteed for five years, as described in “Annuity Options” below.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a variable life annuity with payments guaranteed for five years, as described below. We will determine annuity payments based on the value of each Variable Investment Option at the Annuity Commencement Date. Internal Revenue Service (“IRS”) regulations may preclude the availability of certain Annuity Options in connection with certain Contracts.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1: Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available only if either the Annuitant or co-Annuitant, not both, remains at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant or co-Annuitant. After the death of the Annuitant or co-Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any; or
●	the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity.

Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This fixed Annuity Option is available if you select the Spousal Lifetime Income Amount guarantee and coverage remains for both the Annuitant and the co-Annuitant at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the Annuitant and co-Annuitant. After the death of the last to survive, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value

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at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

●	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the Spousal Lifetime Income Amount guarantee, or
●

the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 4, however, we will not continue making payments for the remainder of the 5 year term upon the death of the last of the Annuitant and co-Annuitant to survive. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described in Option 1 above.)

Option 3: Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 5 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the fifth year.

Option 4: Joint Life Annuity with Payments Guaranteed for 5 Years – An annuity with payments guaranteed for 5 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5-year period if both the Annuitant and the co-Annuitant die during the 5-year period.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional guaranteed withdrawals under a GIFL Select feature in a Contract.

Fixed Annuity Options. Upon death of the Owner/Annuitant (subject to the distribution of death proceeds; see “Distribution at Death of Annuitant” above), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate rate based on the mortality table and assumed interest rate in the Contract. If the rates we are then using are more favorable to you, we will substitute those rates. If under our current administrative practices we allow you to choose an Annuity Option that is not guaranteed in the Contract, we will use the current rates based on current interest and mortality for other similar options that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We provide no guaranteed withdrawal benefits once payments begin under an Annuity Option.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the rates based on the mortality table and assumed interest rate contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Variable Investment Options selected after the Annuity Commencement Date. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Variable Investment Option by the Annuity Unit value of that Variable Investment Option (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Variable Investment Option is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Variable Investment Option are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant (assuming no transfer is made). We will deduct a pro rata portion of the Contracts administration fee from each annuity payment.

We charge the same Annual Separate Account Expenses during the annuitization period as we do prior to the Annuity Commencement Date. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” earlier in this chapter). The value of an Annuity Unit for each Variable Investment Option for any Business Day is determined by multiplying the Annuity

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Unit value for the immediately preceding Business Day by the net investment factor for the corresponding Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the rates in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.62%.

Transfers after Annuity Commencement Date

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Variable Investment Option to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Variable Investment Option to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Variable Investment Option selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Distributions upon Death of Annuitant after Annuity Commencement Date

If you select an Annuity Option providing for payments for a guaranteed period, and the Annuitant dies after the Annuity Commencement Date, we will make any remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

Other Contract Provisions

Initial Inspection Period

You may cancel the Contract by returning it to our Annuities Service Center or to your financial representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us. You may be subject to investment losses (or gains) prior to our receipt of your request for cancellation.

The number of days for a right to review may vary in certain states and for certain age groups in order to comply with the requirements of state insurance laws and regulations. Because the Contract is issued as an IRA under section 408 or 408A of the Code, during the first 7 days of the initial inspection period we will return your entire Purchase Payment if this is greater than the amount otherwise payable.

(Applicable to Contracts issued in California Only) Residents in California age 60 and older may cancel the Contract by returning it to our Annuities Service Center or your financial representative at any time within 30 days after receiving it. We will allocate your Purchase Payment to the Money Market Variable Investment Option during this period and thereafter transfer it to the Variable Investment Options you select. We will permit you to elect to allocate your Purchase Payment during this 30 day period to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payment was allocated to the Money Market Variable Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payment and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If instead you allocated your Purchase Payment to a Variable Investment Option (other than the Money Market Variable Investment Option), we will pay you the Contract Value, computed at the end of the Business Day on which we receive your returned Contract. Therefore you may be subject to investment losses prior to our receipt of your request for cancellation if you allocate your Purchase Payment to a Variable Investment Option other than the Money Market Variable Investment Option.

Ownership

All rights and privileges under the Contract may be exercised by the Owner. Prior to the Annuity Commencement Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner. The Owner cannot be changed, except as permitted due to the death of the Annuitant and under federal tax law.

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You may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Contract to any person other than us. We reserve the right to decline to issue a Contract to any person in our sole discretion.

Annuitant

The Annuitant is the natural person whose life is used to determine eligibility and the duration of Single Life Lifetime Income Amount or a Continuation Single Life Lifetime Income Amount and for the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Owner is an individual, the Owner and Annuitant must be the same person. Otherwise, the Contract must be owned for the benefit of the Annuitant. The Annuitant is as designated on the Contract specifications page or in the application. The Annuitant cannot be changed.

Co-Annuitant

The Annuitant’s and co-Annuitant’s lives are used to determine eligibility for and the duration of the Spousal Lifetime Income Amount and to determine eligibility for and the duration of annuity payments involving joint life contingencies. The Annuitant’s Spouse must be named as a co-Annuitant to establish a Spousal Lifetime Income Amount.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). Under Spousal Lifetime Income Amount Contracts, if there is a Co-Annuitant at the time of the Annuitant’s death we will treat that person as the Beneficiary. You may change the Beneficiary (and any Contingent Beneficiary) subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant or any co-Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s or any co-Annuitant’s correct age and sex. When you receive your Contract, you should review the information on age and sex and contact us by phone or mail at our Annuities Service Center with any corrections. If we have made incorrect annuity or benefit payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity or benefit payments.

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VI. Charges and Deductions

We assess charges and deductions under the Contracts against the Purchase Payment, Contract Values or annuity payments. Currently, there are no deductions made from the Purchase Payment. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus.

We may charge a separate fee for certain requested services (e.g., electronic fund transfers, providing replacement contracts, etc.).

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative and distribution expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges, as shown in “III. Fee Tables,” to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge, at an annual effective rate of 0.15% of the value of each corresponding Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the administration fee will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. The expense risk we assume is the risk that the administration charges may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at the annual effective rate of 0.45% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge is assessed on all active Contracts, including Contracts continued by a Spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-Spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if available, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

GIFL Select Fee

We currently assess a fee for the GIFL Select feature that is equal to 0.50% of the “Adjusted Benefit Base.” The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary. We will deduct the GIFL Select fee on the first Contract Anniversary and each Contract Anniversary thereafter. We reserve the right to increase the fee of up to 0.65% of the Adjusted Benefit Base after we issue a Contract. If we do, we will provide at least 30 day prior notice to the Owner’s last known address.

Although the current fee for the GIFL Select feature is the same for each version of the Lifetime Income Amount, the amount of the Lifetime Income Amount will differ from version to version. For example, the Single Life Lifetime Income Amount that you establish before the Annuitant reaches his or her Age 65 Trigger will be for a lower Lifetime Income Amount than a Spousal Lifetime Income Amount that you establish after the Annuitant and the co-Annuitant both reach the Age 65 Trigger. Please read “Determination of a Single Life, Continuation Single Life or Spousal Lifetime Income Amount” for more information.

We withdraw the GIFL Select fee from each Variable Investment Option in the same proportion that the value of each Variable Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

●	on the date we determine the amount of death proceeds that we pay to a Beneficiary;
●	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or
●	on the date an Excess Withdrawal (including any applicable fees, charges, and taxes) reduces the Contract Value to an amount less than the Lifetime Income Amount.

We do not deduct the GIFL Select fee during the “Settlement Phase” or after the Annuity Commencement Date once an Annuity Option begins.

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Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, we assess a charge for premium taxes on your Purchase Payment, based on the following resident state (or jurisdiction) at the time the tax is assessed: California (0.50%); Guam (4.00%); Texas (0.04% - referred to as a “maintenance fee”); and West Virginia (1.00%).

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from your Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount withdrawn, surrendered, annuitized or applied to/distributed as death proceeds.

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VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex. Please consult a qualified tax professional with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. The discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax professional if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

General Information Regarding Purchase Payments

You must make a single Purchase Payment for a Contract through a direct rollover distribution from a tax-qualified retirement plan funded by a John Hancock USA or John Hancock New York group annuity contract with a GIFL Select lifetime income benefit feature (a “GIFL Select Retirement Plan”), or through a direct transfer from an existing GIFL Select Contract that we issued as a traditional IRA. The Contract does not permit you to make annual contributions that may otherwise be allowed under the Code.

We do not accept payments for the Contracts that are made through indirect rollover distributions from a GIFL Select Retirement Plan. We also do not accept rollover distributions, whether direct or indirect, from any other Qualified Plans as Purchase Payments for the Contracts.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us for the purchase of a traditional IRA or Roth IRA Contract. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us. The Contracts are not available for purchase through indirect rollover distributions, even though the Code permits an indirect rollover distribution from a Qualified Plan to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Designation of Contract as a Traditional IRA or Roth IRA. You must instruct us to issue a Contract either as a traditional IRA or as a Roth IRA when you initiate a direct rollover distribution as a participant in a GIFL Select Retirement Plan. If you are the surviving Spouse and “designated beneficiary” (as defined in the tax law) of a participant in a GIFL Select Retirement Plan, you may make a direct rollover distribution to purchase a Contract and must instruct us to issue it either as a traditional IRA or as a Roth IRA. The Contract is not available for use as an “inherited IRA” by a non-Spouse beneficiary of a deceased participant under a tax-qualified retirement account.

A direct rollover to a Roth IRA is taxable, but it is not subject to mandatory federal tax withholding. Please read “Conversion or Rollover to Roth IRA,” below, for more information.

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Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Distributions from a Traditional IRA

In general, unless you have rolled over non-deductible contributions from your account value in a GIFL Select Retirement Plan, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death proceeds or partial withdrawal) are taxable as ordinary income to you or to your beneficiary for payments made after your death. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach 59 1⁄2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a GIFL Select Retirement Plan includes after-tax contributions to the Plan, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

You may make tax-deferred direct transfers from a Contract held as a Traditional IRA to another Traditional IRA. If instead you take a withdrawal with the intent to roll the proceeds to another IRA as an indirect rollover, please be aware of certain limitations under the tax law. You must complete any indirect rollover within 60 days of receiving the withdrawal. Moreover, during any 12-month period, you can make only one indirect rollover, with respect to all IRAs you own including Roth IRAs. Any additional indirect rollover attempted during the 12-month period will be treated as a distribution, subject to income tax and potentially the 10% penalty tax.

A Beneficiary who is not your Spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe required minimum distribution (“RMD”) rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or the lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1⁄2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax professional.

If you make a direct transfer of all the value from a Contract issued as a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

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Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA, The penalty tax does not apply to a payment:

●	received on or after the date on which the Contract Owner reaches age 59 1⁄2;
●	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or
●

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.*

*You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1⁄2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or to distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from a traditional IRA for these purposes, please consult your own qualified tax professional.

If you roll over a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans, such as a GIFL Select Retirement Plan, may be directly rolled over into a Roth IRA by former participants in the Plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the Plan upon termination of employment, termination of the Plan, disability or retirement. Eligible rollover distributions do not include (i) required minimum distributions as described in section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments,” and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in GIFL Select Retirement Plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a GIFL Select Retirement Plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence after the Owner turns age 70 1⁄2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual, and, if so, the Owner’s Spouse, or an individual other than the Owner’s Spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax professional.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

●	made after the Owner turns age 59 1⁄2;
●	made after the Owner’s death;
●	attributable to the Owner being disabled; or
●	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

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The five year period required to qualify a distribution as tax-free under a Roth IRA may differ from the five year holding period required under the GIFL Select feature in the Contract. This is because the five year qualification period for tax purposes begins only with a contribution to a Roth IRA. Contributions to a Roth account in some other form of Qualified Plan, such as a Roth account in a GIFL Select Retirement Plan, do not count toward satisfying the five year requirement for qualified distributions from a Roth IRA.

EXAMPLE: Suppose you made on-going contributions to a “Roth” account in a GIFL Select Retirement Plan for three years and then make a rollover purchase of a Roth IRA Contract when you are 57. We will require you to fulfill another two years before you qualify for a Single Life Lifetime Income Amount. If you limit your annual withdrawals to the Lifetime Income Amount, we will guarantee the amount for as long as you live. During the 5-year qualification period for the Roth IRA, you will be subject to tax, however, on the withdrawals which exceed the portion of your rollover contribution that consisted of your non-deductible contributions to the Roth account in the GIFL Select Retirement Plan.

A direct transfer from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax. However, during any 12-month period, you can make only one indirect rollover with respect to all IRAs you own, including Roth IRAs.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1⁄2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5-taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. Please seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a non-Roth GIFL Select Retirement Plan to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the Lifetime Income Amount we guarantee under your Contract. Please read “Guaranteed Lifetime Income Withdrawal Benefit” in “V. Description of the Contract” for more information about the impact of withdrawals.

If you direct the sponsor or administrator of your GIFL Select Retirement Plan to transfer a rollover amount from your non-Roth GIFL Select Retirement Plan to us to purchase a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. Please seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in a GIFL Select Retirement Plan to a Contract issued as a Roth IRA or from a Contract issued as a Roth IRA to another Roth IRA.

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Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchase a Contract intended for use in connection with a Puerto Rican “tax qualified” retirement plan, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Professional

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information, please always consult a qualified tax professional.

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VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Berkeley Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors may also offer the Contracts directly to potential purchasers.

JH Distributors may continue to pay compensation to broker-dealers for the promotion, sale and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying funds of a Portfolio that is a fund of funds.

The individual representative who sells you a Contract may receive a portion of the compensation that we pay for servicing an existing Contract under the representative’s own arrangement with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of broker dealers that provide marketing support and training services to the broker-dealers that sell and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors pays broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, at an annual rate, 0.50% of the values of the Contracts attributable to Purchase Payments.

The individual representative who sells you a Contract (your “financial representative”) typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

We may pay the Qualified Plan’s third party administrator a $25 fee per participant rollover from such plan to the Contract for facilitating the transaction.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. In addition, under their own arrangements, broker-dealers may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to recommend the contracts of one issuer over another issuer or one product over another product.

Please contact the financial representative through whom you purchased a Contract for more information on compensation arrangements in connection with the sale and purchase of your Contract.

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Transaction Confirmations

We will send you confirmation statements for certain transactions in your Variable Investment Options. You should carefully review these transaction confirmations to verify their accuracy. Please report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or internet address shown on the first page of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. A reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A
Statement of Additional Information

General Information and History
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Compensation
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2018 and 2017, and its Separate Account financial statements for the year ended December 31, 2018 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2018, including information on our General Account assets that were available at that time to support our guarantees under the Contracts. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

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Appendix U:   Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

GIFL Select

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

GIFL Select IRA Rollover Variable Annuity

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Core Diversified Growth & Income Trust (merged into Lifestyle Growth Trust eff 10-28-11) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	12.500	12.500	—
Value at End of Year	—	—	—	—	—	—	—	—	12.500	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.500	12.500	12.500	12.500	—
Value at End of Year	—	—	—	—	—	—	12.500	12.500	12.500	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Global Diversification Trust (merged into Core Strategy Trust eff 12-06-2013) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	—	—	—	—	12.500	12.500	12.500	12.500	—
Value at End of Year	—	—	—	—	—	—	12.500	12.500	12.500	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Strategy Trust (merged into Lifestyle Growth Portfolio eff 10-27-2017) - Series II Shares (units first credited 04-29-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	—	15.168	14.266	14.406	13.684	12.500	—	—	—	—
Value at End of Year	—	—	15.168	14.266	14.406	13.684	—	—	—	—
No. of Units	—	—	17,185	17,270	17,325	15,292	—	—	—	—
Investment Quality Bond Trust - Series II Shares (units first credited *** TBD ***)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.469	—	—	—	—	—	—	—	—	—
No. of Units	697	—	—	—	—	—	—	—	—	—
Lifestyle Balanced Portfolio (formerly Lifestyle Balanced PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	15.470	13.876	13.183	13.292	12.646	—	—	—	—	—
Value at End of Year	14.666	15.470	13.876	13.183	13.292	12.646	—	—	—	—
No. of Units	421,807	352,102	227,393	90,144	31,592	—	—	—	—	—
Lifestyle Conservative Portfolio (formerly Lifestyle Conservative PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	14.326	13.502	12.500	12.500	12.500	—	—	—	—	—
Value at End of Year	13.932	14.326	13.502	12.500	12.500	12.500	—	—	—	—
No. of Units	118,910	61,579	49,350	—	—	—	—	—	—	—
Lifestyle Growth Portfolio (formerly Lifestyle Growth PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	16.273	14.125	13.279	13.392	12.724	—	—	—	—	—
Value at End of Year	15.155	16.273	14.125	13.279	13.392	12.724	—	—	—	—
No. of Units	526,796	413,214	267,369	234,678	95,099	—	—	—	—	—
Lifestyle Moderate Portfolio (formerly Lifestyle Moderate PS Series) - Series II Shares (units first credited 12-06-2013)
GIFL Contracts with no Optional Benefits
Value at Start of Year	15.084	13.761	13.149	12.500	12.500	—	—	—	—	—
Value at End of Year	14.428	15.084	13.761	13.149	12.500	12.500	—	—	—	—
No. of Units	137,728	106,653	84,557	16,469	—	—	—	—	—	—
Managed Volatility Balanced Portfolio (formerly Lifestyle Balanced MVP) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	28.856	25.504	24.526	25.277	24.445	21.931	19.722	12.500	12.500	—
Value at End of Year	27.238	28.856	25.504	24.526	25.277	24.445	21.931	19.722	12.500	—
No. of Units	257,453	137,696	139,346	137,718	132,986	156,088	2,085	19	—	—

GIFL Select

	Year Ended 12/31/18	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09
Managed Volatility Conservative Portfolio (formerly Lifestyle Conservative MVP) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	25.171	23.519	22.683	22.854	21.931	21.355	12.500	12.500	12.500	—
Value at End of Year	24.421	25.171	23.519	22.683	22.854	21.931	21.355	12.500	12.500	—
No. of Units	70,269	16,514	17,447	17,630	11,950	29,460	45,107	—	—	—
Managed Volatility Growth Portfolio (formerly Lifestyle Growth MVP) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	29.081	24.720	24.110	25.482	25.123	21.301	12.500	12.500	12.500	—
Value at End of Year	26.970	29.081	24.720	24.110	25.482	25.123	21.301	12.500	12.500	—
No. of Units	100,398	37,770	50,236	55,361	35,155	22,598	4,000	—	—	—
Managed Volatility Moderate Portfolio (formerly Lifestyle Moderate MVP) - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	27.872	25.113	24.034	24.453	23.500	21.497	12.500	12.500	12.500	—
Value at End of Year	26.561	27.872	25.113	24.034	24.453	23.500	21.497	12.500	12.500	—
No. of Units	34,088	27,798	47,271	69,026	80,924	67,733	22,274	—	—	—
Money Market Trust - Series II Shares (available to Contracts issued in California during the 30 day free look period only) (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	12.500	12.500	12.500	12.500	12.500	12.500	—
Value at End of Year	12.500	12.500	12.500	12.500	12.500	12.500	12.500	12.500	12.500	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Total Bond Market Trust (formerly Total Bond Market Trust B) - Series II Shares (units first credited 10-21-2016)
GIFL Contracts with no Optional Benefits
Value at Start of Year	12.500	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.304	12.500	12.500	—	—	—	—	—	—	—
No. of Units	139	—	—	—	—	—	—	—	—	—
Ultra Short Term Bond Trust - Series II Shares (units first credited 08-03-2010)
GIFL Contracts with no Optional Benefits
Value at Start of Year	11.988	12.209	12.209	12.209	12.500	12.500	12.500	12.500	12.500	—
Value at End of Year	11.988	11.988	12.209	12.209	12.209	12.500	12.500	12.500	12.500	—
No. of Units	—	166,854	—	—	75,404	—	—	—	—	—

To obtain a free copy of the GIFL Select Variable Annuity

Statement of Additional Information (“SAI”) dated April 29, 2019,

please contact our Annuities Service Center.

PART B

INFORMATION REQUIRED IN A

STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

Dated April 29, 2019

Statement of Additional Information

John Hancock Life Insurance Company (U.S.A.) Separate Account H

This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred variable annuity contracts (singly, a “Contract” and collectively, the “Contracts”) issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) in all jurisdictions except New York as follows:

Prospectus Issued by John Hancock Life Insurance Company (U.S.A.) (to be read with this Statement of Additional Information)
GIFL Rollover Variable Annuity
GIFL Select IRA Rollover Variable Annuity

You may obtain a copy of the Prospectus listed above by contacting us at the following addresses:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
John Hancock Annuities Service Center
For Applications Only:
Overnight Mail Address
200 Berkeley Street, 5th Floor Boston, MA 02116 (888) 695-4472

For All Other Transactions:
Overnight Mail Address	Mailing Address and Telephone Number
30 Dan Road, STE 55444	PO Box 55444
Canton, MA 02021-2809	Boston, MA 02205-5445 (800) 344-1029

Website Address For All Other Transactions:	www.jhannuities.com

ii

General Information and History

John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the “Separate Account”) (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), (“we,” “us,” “the Company,” or “John Hancock USA”) (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. Our Michigan office is located at 201 Townsend Street, Suite 900, Lansing, Michigan 48933. Our principal office is located at 200 Berkeley Street, Boston, Massachusetts 02116. John Hancock USA also has an Annuities Service Center – its mailing address is P.O. Box 55444, Boston, MA 02205-5444; its overnight mail address is 30 Dan Road, STE 55444, Canton, MA 02021-2809; and its website address is www.jhannuities.com. Our ultimate parent is Manulife Financial Corporation (“MFC”) based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife.

The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America (“Manulife North America”), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America’s assets, including the assets of the Separate Account and assumed all of Manulife North America’s obligations including those under the Contracts. The merger had no other effect on the terms and conditions of the Contracts or on your allocations among Investment Options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the Prospectus.

Services

Independent Registered Public Accounting Firm

The statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2018 and 2017, and for each of the three years in the period ended December 31, 2018, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2018, and for each of the two years in the period ended December 31, 2018, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Servicing Agent

DXC Technology (formerly Computer Sciences Corporation ) provides to us a computerized data processing recordkeeping system for variable and fixed annuity administration. DXC provides various daily, semimonthly, monthly, semiannual and annual reports including:

●	daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
●	semimonthly commission statements;
●	monthly summaries of agent production and daily transaction reports;
●	semiannual statements for Contract Owners; and
●	annual Contract Owner tax reports.

We pay DXC a fixed cost of $2.1 million per year, plus certain other fees for the services provided.

Principal Underwriter

John Hancock Distributors, LLC (“JH Distributors”), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2018, 2017, and 2016 were $210,202,441, $223,192,582, and $224,855,376, respectively.

Compensation

The Contracts are primarily sold through selected firms. The Contracts’ principal distributor, JH Distributors, and its affiliates (collectively, “JHD”) pay compensation to broker-dealers (firms) for the promotion, sale and servicing of the Contracts. The compensation JHD pays may vary depending on each firm’s selling agreement and the specific Contract(s) distributed by the firm, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts and ongoing services to Contract Owners is not expected to exceed the standard compensation amounts referenced in the Prospectus for the applicable Contract. The amount and timing of this compensation may differ among firms.

The financial advisor through whom your Contract is sold is a registered representative of a broker-dealer, and as such will be compensated pursuant to that registered representative’s own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your financial advisor’s compensation You are encouraged to ask your financial advisor about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion, sale and servicing of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

●	the Separate Account; or
●	the ability of the principal underwriter to perform its contract with the Separate Account; or
●	on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

APPENDIX A: Audited Financial Statements

A-1

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2018, 2017 and 2016

With Report of Independent Auditors

AUDITED STATUTORY-BASIS FINANCIAL STATEMENTS

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Years Ended December 31, 2018, 2017 and 2016

Report of Independent Auditors

The Board of Directors and Stockholder

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying statutory-basis financial statements of John Hancock Life Insurance Company (U.S.A.) (the Company), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the statutory-basis financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. The effects on the financial statements of the variances between these statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company at December 31, 2018 and 2017, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2018.

Opinion on Statutory-Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2018, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

Boston, Massachusetts

April 3, 2019

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS

	December 31,
	2018	2017

	(in millions)
Admitted assets
Cash and invested assets:
Bonds	$44,556	$47,970
Stocks:
Preferred stocks	14	11
Common stocks	918	1,354
Investments in affiliates	2,913	2,560
Mortgage loans on real estate	12,085	11,900
Real estate:
Company occupied	162	286
Investment properties	3,851	5,436
Cash, cash equivalents and short-term investments	2,988	4,131
Policy loans	2,788	2,726
Derivatives	8,511	9,637
Receivable for securities	1	16
Other invested assets	9,728	9,269

Total cash and invested assets	88,515	95,296
Investment income due and accrued	583	705
Premiums due	65	65
Amounts recoverable from reinsurers	232	163
Net deferred tax asset	-	13
Funds held by or deposited with reinsured companies	3,188	3,321
Other reinsurance receivable	575	181
Amounts due from affiliates	244	477
Other assets	2,423	1,435
Assets held in separate accounts	124,131	141,167

Total admitted assets	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

BALANCE SHEETS—STATUTORY BASIS – (CONTINUED)

	December 31,
	2018	2017

	(in millions)
Liabilities and capital and surplus
Liabilities:
Policy and contract obligations:
Policy reserves	$64,047	$69,132
Policyholders’ and beneficiaries funds	2,395	2,683
Consumer notes	154	197
Dividends payable to policyholders	393	408
Policy benefits in process of payment	445	450
Other amount payable on reinsurance	845	534
Other policy obligations	46	46

Total policy and contract obligations	68,325	73,450
Payable to parent and affiliates	1,309	1,645
Transfers to (from) separate account, net	(311)	(365)
Asset valuation reserve	1,981	2,106
Reinsurance in unauthorized companies	1	4
Funds withheld from unauthorized reinsurers	336	66
Interest maintenance reserve	1,373	2,038
Current federal income taxes payable	-	104
Net deferred tax liability	77	-
Derivatives	3,719	4,129
Payables for collateral on derivatives	1,559	1,973
Payables for securities	29	177
Funds held under coinsurance	7,376	7,239
Other general account obligations	1,181	981
Obligations related to separate accounts	124,131	141,167

Total liabilities	211,086	234,714

Capital and surplus:
Preferred stock (par value $1; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2018 and 2017)	-	-
Common stock (par value $1; 50,000,000 shares authorized; 4,728,940 shares issued and outstanding at December 31, 2018 and 2017, respectively)	5	5
Paid-in surplus	3,219	3,219
Surplus notes	585	585
Unassigned surplus	5,061	4,300

Total capital and surplus	8,870	8,109

Total liabilities and capital and surplus	$219,956	$242,823

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF OPERATIONS—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Premiums and other revenues:
Life, long-term care and annuity premiums, net	$5,816	$18,286	$13,227
Consideration for supplementary contracts with life contingencies	132	176	201
Net investment income	4,665	4,426	4,308
Amortization of interest maintenance reserve	179	195	191
Commissions and expense allowance on reinsurance ceded	468	1,963	629
Reserve adjustment on reinsurance ceded	(7,820)	(12,621)	(7,297)
Separate account administrative and contract fees	1,786	1,772	1,697
Other revenue	193	347	434

Total premiums and other revenues	5,419	14,544	13,390
Benefits paid or provided:
Death, surrender and other contract benefits, net	12,322	12,693	10,220
Annuity benefits	1,735	1,788	1,622
Disability and long-term care benefits	801	738	664
Interest and adjustments on policy or deposit-type funds	(52)	(318)	94
Payments on supplementary contracts with life contingencies	203	199	191
Increase (decrease) in life and long-term care reserves	(5,078)	1,979	1,784

Total benefits paid or provided	9,931	17,079	14,575
Insurance expenses and other deductions:
Commissions and expense allowance on reinsurance assumed	1,078	1,091	1,049
General expenses	1,186	1,039	943
Insurance taxes, licenses and fees	167	138	171
Net transfers to (from) separate accounts	(7,616)	(8,706)	(5,581)
Investment income ceded	1,052	878	1,240
Other deductions	(459)	153	21

Total insurance expenses and other deductions	(4,592)	(5,407)	(2,157)
Income (loss) from operations before dividends to policyholders, federal income taxes and net realized capital gains (losses)	80	2,872	972
Dividends to policyholders	111	124	131

Income (loss) from operations before federal income taxes and net realized capital gains (losses)	(31)	2,748	841
Federal income tax expense (benefit)	(725)	446	(121)

Income (loss) from operations before net realized capital gains (losses)	694	2,302	962
Net realized capital gains (losses)	340	(403)	(933)

Net income (loss)	$1,034	$1,899	$29

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS—STATUTORY-BASIS

	Preferred and Common Stock	Paid-in Surplus	Surplus Notes	Unassigned Surplus (Deficit)	Total Capital and Surplus

	(in millions)
Balances at January 1, 2016	$5	$3,196	$990	$1,253	$5,444
Net income (loss)				29	29
Change in net unrealized capital gains (losses)				569	569
Change in net deferred income tax				810	810
Decrease (increase) in non-admitted assets				(38)	(38)
Decrease (increase) in asset valuation reserves				(262)	(262)
Change in surplus as a result of reinsurance				(125)	(125)
Surplus note redemptions			(405)		(405)
Other adjustments, net			-	132	132

Balances at December 31, 2016	5	3,196	585	2,368	6,154
Net income (loss)				1,899	1,899
Change in net unrealized capital gains (losses)				1,394	1,394
Change in net deferred income tax				(726)	(726)
Decrease (increase) in non-admitted assets				191	191
Change in liability for reinsurance in unauthorized reinsurance				(1)	(1)
Capital contribution from parent	-	23			23
Dividend paid to parent				(900)	(900)
Change in surplus as a result of reinsurance				80	80
Other adjustments, net			-	(5)	(5)

Balances at December 31, 2017	5	3,219	585	4,300	8,109
Net income (loss)				1,034	1,034
Change in net unrealized capital gains (losses)				(220)	(220)
Change in net deferred income tax				(17)	(17)
Decrease (increase) in non-admitted assets				43	43
Change in liability for reinsurance in unauthorized reinsurance				3	3
Decrease (increase) in asset valuation reserves				125	125
Dividend paid to parent				(600)	(600)
Change in surplus as a result of reinsurance				380	380
Other adjustments, net			-	13	13

Balances at December 31, 2018	$5	$3,219	$585	$5,061	$8,870

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

STATEMENTS OF CASH FLOW—STATUTORY-BASIS

	Years Ended December 31,
	2018	2017	2016

	(in millions)

Operations
Premiums and other considerations collected, net of reinsurance	$13,901	$18,819	$13,411
Net investment income received	4,828	4,603	4,415
Separate account fees	1,786	1,772	1,697
Commissions and expenses allowance on reinsurance ceded	468	1,963	629
Miscellaneous income	668	374	595
Benefits and losses paid	(22,601)	(28,091)	(21,060)
Net transfers from (to) separate accounts	7,670	8,763	5,699
Commissions and expenses (paid) recovered	(3,763)	(3,040)	(2,873)
Dividends paid to policyholders	(126)	(138)	(137)
Federal and foreign income and capital gain taxes (paid) recovered	(617)	(846)	200

Net cash provided by (used in) operating activities	2,214	4,179	2,576

Investment activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	22,532	19,287	20,934
Stocks	566	317	239
Mortgage loans on real estate	880	885	1,283
Real estate	2,507	986	1,295
Other invested assets	2,066	624	485
Net gains (losses) on cash, cash equivalents and short term investments	(4)	4	(2)

Total investment proceeds	28,547	22,103	24,234
Cost of investments acquired:
Bonds	25,992	21,195	21,880
Stocks	114	459	652
Mortgage loans on real estate	1,975	1,179	2,440
Real estate	213	415	446
Other invested assets	2,530	1,680	1,429
Derivatives	12	46	1,420

Total cost of investments acquired	30,836	24,974	28,267
Net increase (decrease) in receivable/payable for securities and collateral on derivatives	(547)	217	266
Net (increase) decrease in policy loans	(62)	(4)	932

Net cash provided by (used in) investment activities	(2,898)	(2,658)	(2,835)

Financing and miscellaneous activities
Surplus notes	-	-	(405)
Borrowed funds	(42)	(164)	(64)
Net deposits (withdrawals) on deposit-type contracts	(288)	(34)	93
Dividend paid to Parent	(600)	(900)	-
Other cash provided (applied)	471	(171)	(14)

Net cash provided by (used in) financing and miscellaneous activities	(459)	(1,269)	(390)
Net increase (decrease) in cash, cash equivalents and short-term investments	(1,143)	252	(649)
Cash, cash equivalents and short-term investments at beginning of year	4,131	3,879	4,528

Cash, cash equivalents and short-term investments at end of year	$2,988	$4,131	$3,879

Non-cash activities during the year:
Premium and other operating activity related to reinsurance transactions, net	$7,873	$33	$650
Transfer of invested assets related to reinsurance transactions and other affiliate transactions, net	(7,873)	16	(650)
Financing and miscellaneous activities related to reinsurance transactions and transfer with affiliates, net	-	(49)	-

The accompanying notes are an integral part of these statutory-basis financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Organization and Nature of Operations

John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company is licensed to conduct insurance business in 49 states, the District of Columbia, Guam, Puerto Rico and the U.S. Virgin Islands, and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance products that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes these products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. Effective December 2, 2016, the Company discontinued new sales of its individual long-term care product. Effective March 31, 2018, the Company discontinued new sales of its corporate and bank-owned life insurance products.

The Company is also registered as a foreign reinsurer in several jurisdictions outside of the United States as part of its International Group Program that offers pooling services and reinsurance coverage for group employee contracts issued by its network partners to local companies, which are subsidiaries, branches or affiliates of multinational corporations.

Pursuant to a distribution agreement with the Company, John Hancock Distributors LLC (“JHD”), a registered broker-dealer and a wholly-owned subsidiary of the Company, acts as the principal underwriter of variable life contracts and other products issued by the Company.

The Company has two wholly-owned life insurance subsidiaries, John Hancock Life Insurance Company of New York (“JHNY”) and John Hancock Life & Health Insurance Company (“JHLH”) and a wholly-owned captive insurance subsidiary, Manulife (Michigan) Reassurance Company (“MMRC”).

In 2017, following receipt of regulatory approval, JHLH executed a Plan and Agreement of Merger with John Hancock Insurance Company of Vermont (“JHVT”), also a wholly-owned subsidiary of JHUSA. Effective as of October 1, 2017, JHVT merged with and into JHLH. Prior to the JHLH/JHVT merger, JHUSA issued one common share to its parent MIC in exchange for 100% ownership of JHVT and became the common parent of both JHLH and JHVT. As a result of the merger, JHVT ceased to exist and the companies’ property and obligations became the property and obligations of JHLH.

2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known and may impact the amounts reported and disclosed herein.

Basis of Presentation

These financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Michigan Department of Insurance and Financial Services (the “Insurance Department”). The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Michigan Director of the Department of Insurance and Financial Services (the “Director”) has the authority to prescribe or permit other specific practices that deviate from prescribed practices. NAIC SAP practices differ from accounting principles generally accepted in the United States (“GAAP”) as described below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Investments: Investments in bonds not backed by other loans are principally stated at amortized cost using the constant yield (interest) method. Bonds can also be stated at the lesser of amortized cost or fair value based on their NAIC designated rating. Non-redeemable preferred stocks, which have characteristics of equity securities, are reported at cost or lower of cost or market value as determined by the Securities Valuation Office of the NAIC (“SVO”) rating, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes. Redeemable preferred stocks, which have characteristics of debt securities and are rated as medium quality or better, are reported at cost or amortized cost. All other redeemable preferred stocks are reported at the lower of cost, amortized cost, or fair value.

For bonds other than loan-backed and structured securities, the Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. The Company recognizes other-than-temporary impairment losses on bonds with unrealized losses when the entity does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. Declines in value due to credit difficulties are also considered to be other-than-temporarily impaired when the Company does not have the intent and ability to hold the security for a period of time sufficient to allow for any anticipated recovery in value. The entire difference between amortized cost and fair value on such bonds with credit difficulties is recognized as an impairment loss in income.

Loan-backed and structured securities (i.e., collateralized mortgage obligations) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discounts or amortization of premiums of such securities using either the retrospective or prospective methods. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities and such securities with NAIC designations of 3-6, which are valued using the prospective method. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the present value of estimated future cash flows using the original effective interest rate inherent in the security.

Common stocks are primarily reported at fair value based on quoted market prices and the related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustment for federal income taxes. There are no restrictions on common and preferred stocks.

Insurance subsidiaries are reported at their underlying audited statutory equity. Non-insurance subsidiaries, which have significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity. Non-insurance subsidiaries, which have no significant ongoing operations other than for the benefit of the Company and its affiliates, are reported based on the underlying audited GAAP equity, including the admitted portion of goodwill. Dividends from subsidiaries are included in net investment income. The remaining net change in the subsidiaries’ equity is included in the change in net unrealized capital gains (losses).

Realized capital gains (losses) on sales of securities are recognized using the first in, first out (“FIFO”) method. The cost basis of bonds, common and preferred stocks, and other invested assets is adjusted for impairments in value deemed to be other-than-temporary and such adjustments are reported as a component of net realized capital gains (losses).

Mortgage loans on real estate are reported at unpaid principal balances, less an allowance for impairments. Valuation allowances, if necessary, are established for mortgage loans on real estate based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable and the impairment is other-than-temporary, the mortgage loan is written down and a realized loss is recognized.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. Investment income and operating expenses include rent for the Company’s occupancy of Company owned properties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost. Short-term investments include investments with maturities of one year or less and greater than three months at the date of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Derivative instruments that meet the criteria to qualify for hedge accounting are accounted for in a manner consistent with the item hedged (i.e., amortized cost or fair value with the related net unrealized capital gains (losses) reported in unassigned surplus along with any adjustment for federal income taxes). Derivative instruments that are entered into for other than hedging purposes or that do not meet the criteria to qualify for hedge accounting are accounted for at fair value, and the related changes in fair value are recognized as net unrealized capital gains (losses) reported in unassigned surplus, net of any adjustments for federal income taxes. Embedded derivatives are not accounted for separately from the host contract.

Other invested assets consist of ownership interests in partnerships and limited liability companies (“LLCs”) which are carried based on the underlying audited GAAP equity, with the exception of affordable housing tax credit properties, which are carried at amortized cost. The related net unrealized capital gains (losses) are reported in unassigned surplus, net of any adjustments for federal income taxes. The Company records its share of income using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

Interest Maintenance and Asset Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains (losses) on sales of fixed income investments, principally bonds and mortgage loans, and interest-related hedging activities that are attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (“IMR”) in the accompanying Balance Sheets. Realized capital gains (losses) are reported in income, net of federal income tax and transferred to the IMR. The asset valuation reserve (“AVR”) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed quarterly statement, excluding electronic data processing (“EDP”) equipment, operating system software, net deferred tax assets, and net positive goodwill. Goodwill is amortized over the period the Company benefits economically, not to exceed 10 years. Goodwill held by non-insurance subsidiaries is assessed in accordance with GAAP, subject to certain limitations for holding companies and foreign insurance subsidiaries. Goodwill is reported in other invested assets in the Balance Sheets.

Separate Accounts: Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contract holder, rather than the Company, bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts are generally reported at fair value. The operations of the separate accounts are not included in the Statements of Operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other revenue. Fees charged to contract holders, principally mortality, policy administration, and surrender charges are included in separate account administrative and contract fees. The assets in the separate accounts are not pledged to others as collateral or otherwise restricted. For the years ended December 31, 2018, 2017 and 2016, there were no gains (losses) on transfers of assets from the general account to the separate account.

Nonadmitted Assets: Certain assets designated as nonadmitted, principally other invested assets, furniture and equipment, prepaid expenses, and other assets not specifically identified as an admitted asset within the NAIC SAP are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Policy Reserves: Reserves for life, long-term care, annuity, and deposit-type contracts are developed by actuarial methods and are determined based on interest rates, mortality tables and valuation methods prescribed by the NAIC that will provide, in the aggregate, reserves that are greater than or equal to the maximum of guaranteed policy cash values or the amounts required by the Insurance Department.

•

The Company waives deduction of deferred fractional premiums on the death of lives insured and annuity contract holders and returns any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. At December 31, 2018 and 2017, the Company held reserves of $1,212 million and $1,281 million, respectively, on insurance in-force for which gross premiums were less than net premiums according to the standard of valuation set by the State of Michigan.

•

Reserves for individual life insurance policies are maintained using the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables and using principally the Commissioner’s Reserve Valuation Method. Policies using the principles-based reserving method use assumptions as outlined in the Company’s PBR Actuarial Report.

•

Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971, 1983, and 1994, the 1971 and 1983 Individual Annuity Mortality Tables, the A-2000 Individual Annuity Mortality Table, and the 2012 Individual Annuity Mortality Table.

•	Liabilities related to policyholder funds left on deposit with the Company are generally equal to fund balances.

•	Long-term care reserves are generally calculated using the one-year preliminary term method based on various mortality, morbidity, and lapse tables.

•

For life insurance, the calendar year exact method is used to calculate the reserve at December 31, 2018 and 2017. Reserves at December 31, 2018 and 2017 are calculated based on the rated age. For certain policies with substandard table ratings, substandard multiple extras are applied via the Lotter method.

•	For long-term care, the interpolated reserve method is used to adjust the calculated terminal reserve, and in addition an unearned premium reserve is held.

•

Tabular interest, tabular less actual reserve released, and tabular costs have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one percent of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the valuation year.

•

From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to unassigned surplus.

•

Reserves for variable deferred annuity contracts are calculated in accordance with NAIC Actuarial Guideline 43. The reserve is based on the worst present value of accumulated losses from the perspective of the Company. The liability is evaluated under both a standard scenario and stochastic scenario, and the Company holds the higher of the standard or stochastic values.

Reinsurance: Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves, and claim liabilities have been reported as reductions of these items.

The Company records a liability for unsecured policy reserves ceded to reinsurers not authorized in the State of Michigan to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves. Commissions and expense allowances allowed by reinsurers on business ceded are reported as income when received. Investment income ceded includes separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers. NAIC SAP prescribes that no gain be recognized upon inception of a reinsurance treaty. The initial gain is recorded directly to unassigned surplus and released into income over the life of the treaty.

Federal Income Taxes: Total federal income taxes are based upon the Company’s best estimate of its current and deferred tax assets or liabilities. Current tax expense is reported in the Statements of Operations as federal income tax expense if resulting from operations and within net realized capital gains (losses) if resulting from capital transactions. Changes in the balances of deferred taxes, which provide for book versus tax temporary differences, are subject to limitations and are reported within various lines within surplus. The provision for federal and foreign income taxes incurred in the Statements of Operations is different from that which would be obtained by applying the statutory federal income tax rate to income before income tax (including realized capital gains). For additional information, see the Federal Income Taxes Note for reconciliation of effective tax rate.

Participating Insurance and Policyholder Dividends: Participating business represented approximately 16% and 14% of the Company’s aggregate reserve for life contracts at December 31, 2018 and 2017, respectively. The amount of policyholders’ dividends to be paid is approved annually by the Company’s Board of Directors. Policyholder dividends are recognized when declared rather than over the term of the related policies. The determination of the amount of policyholders’ dividends is complex and varies by policy type. In general, the aggregate amount of policyholders’ dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management’s judgment as to the appropriate level of statutory surplus to be retained by the Company. John Hancock Life Insurance Company (“JHLICO”) was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Reinsurance and Closed Block Note.

Surplus Notes: Surplus notes are reported in capital and surplus, and the interest expense is not accrued unless approved for payment by the Insurance Department.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent movements of cash and highly liquid debt investments with initial maturities of one year or less.

Premiums and Benefits: Premiums for whole, term, and universal life, long-term care, annuity policies, and group annuity contracts with any mortality and morbidity risk are recognized as revenue when due. Revenues for universal life and annuity policies with mortality or morbidity risk, except for term certain supplementary contracts, consist of the entire premium received. Premiums received for variable universal life, as well as annuity policies and group annuity contracts without mortality or morbidity risk are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium revenue. Benefits incurred represent the total of death benefits paid, annuity benefits paid and the change in policy reserves.

Policy and Contract Claims: Policy and contract claims are determined on an individual-case basis for reported losses. Estimates of incurred but not reported losses are developed on the basis of past experience.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

Variances Between NAIC SAP and GAAP: The more significant variances from GAAP are: (a) bonds would generally be reported at fair value; (b) changes in the fair value of derivative financial instruments would generally be reported as revenue unless deemed an effective hedge; (c) embedded derivatives would be bifurcated from the underlying contract or security and accounted for separately at fair value; (d) income recognition on partnerships and LLCs, which are accounted for under the equity method, would not be limited to the amount of cash distribution; (e) majority-owned noninsurance subsidiaries,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

2. Significant Accounting Policies - (continued)

variable interest entities where the Company is the primary beneficiary, and certain other controlled entities would be consolidated; (f) changes in the balances of deferred income taxes would generally be included in net income; (g) market value adjusted (“MVA”) annuity products would be reported in the general account of the Company; (h) all assets, subject to valuation allowances, would be recognized; (i) reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates of future mortality, morbidity, persistency and interest; (j) reinsurance ceded, unearned ceded premium and unpaid ceded claims would be reported as an asset; (k) AVR and the IMR would not be recorded; (l) changes to the mortgage loan valuation allowance would be reported in income; (m) surplus notes would be reported as liabilities; (n) premiums received in excess of policy charges for universal life and annuity policies would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values; (o) certain acquisition costs, such as commissions and other variable costs, directly related to acquiring new business are charged to current operations as incurred, would generally be capitalized and amortized based on profit emergence over the expected life of the policies or over the premium payment period; and (p) changes in unrealized capital gains (losses) and foreign currency translations would be presented as other comprehensive income.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

3. Permitted Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Department.

For determining the Company’s solvency under the State of Michigan’s insurance laws and regulations, the Insurance Department recognizes only statutory accounting practices prescribed or permitted by the State of Michigan for determining and reporting the financial condition and results of operations of the Company. NAIC SAP has been adopted as a component of practices prescribed or permitted by the State of Michigan. The Director has the authority to prescribe or permit other specific practices that deviate from prescribed practices.

As of December 31, 2018 and 2017, the Director had not prescribed or permitted the Company to use any accounting practices that would result in the Company’s income or financial position to deviate from NAIC SAP.

4. Accounting Changes

Accounting changes adopted to conform to the provisions of NAIC SAP are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of unassigned surplus at the beginning of the year and the amount of unassigned surplus that would have been reported at that date if the new accounting principle had been applied retrospectively.

John Hancock Subsidiaries, LLC (“JHS”) is a wholly-owned subsidiary of the Company. During 2017, the Company reclassified its investment in JHS of $1.3 billion from Stocks - Investments in affiliates to Other invested assets. This reclassification was the result of a change in accounting principle and did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Adoption of New Accounting Standards

Effective January 1, 2018, the NAIC made substantive revisions to Statement of Statutory Accounting Principles (“SSAP”) No. 100, Fair Value Measurements. The revised guidance allows the use of net asset value as a practical expedient for fair value when 1) specifically allowed in a SSAP or 2) when specific conditions exist. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

Effective January 1, 2018, the NAIC made substantive revisions to SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions to adopt ASU 2017-04 Settlement of Valuation Margin. The revised guidance requires the recognition of changes in variation margin as unrealized gains/losses until the derivative contract has matured, terminated and/or expired. The guidance applies to both over-the-counter (“OTC”) derivatives and (“ETF”) exchange-traded futures, regardless of whether the counterparty or exchange considers the variation

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

margin payment to be collateral or a legal settlement. The guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

In June 2017, the NAIC adopted revisions to SSAP No. 37, Mortgage Loans. The revision requires an age analysis of mortgage loans disclosure, aggregated by type, with identification of mortgage loans in which the entity is a participant or co-lender in a mortgage loan agreement, capturing: 1) recorded investment of current mortgage loans, 2) recorded investment of mortgage loans classified as 30-59 days, 60-89 days, 90-179 days, and 180 days and greater past due; 3) recorded investment of mortgage loans 90 days and 180 days past due still accruing interest; 4) interest accrued for mortgage loans 90 days and 180 days past due; and 5) recorded investment and number of mortgage loans where interest has been reduced, by percent reduced. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

In March 2015, the NAIC adopted revisions to SSAP No. 1, Disclosure of Accounting Policies, Risks and Uncertainties and Other Disclosures (“SSAP 1”) regarding management’s assessment of an entity’s ability to continue as a going concern. The pronouncement requires management to assess the entity’s ability to continue as a going concern, and provide footnote disclosures when conditions give rise to substantial doubt about an entity’s ability to continue as a going concern within one year from the financial statement issuance date. The new guidance was effective December 31, 2016. The guidance did not have a material impact on the Company’s financial position, results of operations, and financial statement disclosures.

Future Adoption of New Accounting Standards

In August, 2016, the NAIC adopted substantive revisions to SSAP No. 51 – Life Contracts in order to allow principle-based reserving (“PBR”) for life insurance contracts as specified in the Valuation Manual. Current statutory accounting guidance refers to existing model laws for reserving guidance which are primarily based on formulaic methodology. Also, in June 2016, the NAIC adopted updates to Appendix A-820: Minimum Life and Annuity Reserve Standards as part of the PBR project, which incorporate relevant aspects of the 2009 revisions to the Standard Valuation Law (Model #820) into Appendix A-820. The effective date was January 1, 2017 but companies are allowed to defer adoption for three years until January 1, 2020. The Company has adopted PBR for certain products launched in 2018 and will finish implementation prior to January 1, 2020. Adoption will be on a prospective basis for policies issued on or after the adoption date, therefore, we expect no impact to surplus upon adoption.

In March 2017, the NAIC made substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-15 Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments as issued by the FASB, without modifications. The revisions clarified the classification of eight specific cash flow issues with the objective of reducing diversity in practice. The amendment is to be applied retrospectively, effective for fiscal years beginning after December 15, 2018 and interim periods within those years. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In August 2017, the NAIC adopted non-substantive revisions to SSAP No. 69 – Statement of Cash Flow to adopt ASU 2016-18 Statement of Cash Flows: Restricted Cash as issued by the FASB. The revision clarifies that restricted cash and cash equivalents shall not be reported as operating, investing or financing activities, but shall be reported with cash and cash equivalents when reconciling beginning and ending amounts on the cash flow statement. A consequential change was incorporated in SSAP No. 1 – Accounting Policies, Risks & Uncertainties and Other Disclosures to ensure information on restricted cash, cash equivalents and short-term investments is reported in the restricted asset disclosure. The revision is effective December 31, 2019, to be adopted retrospectively to allow for comparative cash flow statements. Early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

In November 2018, the NAIC made non-substantive revisions to SSAP No. 86, Derivatives to incorporate hedge documentation and assessment efficiencies from ASU 2017-12 Targeted Improvements to Accounting for Hedging Activities as issued by FASB. The revisions will allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met, allow companies more time to perform the initial quantitative hedge effectiveness assessment and clarify that companies may apply the “criterial terms match” method for a group of forecasted transactions if they meet the requirements. The revisions are effective beginning January 1, 2019 and early adoption is permitted. The Company will adopt the amendment in 2019 and is currently assessing the impact of these revisions on its financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

4. Accounting Changes - (continued)

Reconciliation Between Audited Financial Statements and NAIC Annual Statements

There were no differences in net income (loss) or capital and surplus between the audited financial statements and the NAIC statements as filed as of and for the years ended December 31, 2018, 2017 and 2016.

5. Investments

Bonds

The carrying value and fair value of the Company’s investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
U.S. government and agencies	$3,052	$123	$(16)	$3,159
States and political subdivisions	2,272	297	(13)	2,556
Foreign governments	2,370	54	(12)	2,412
Corporate bonds	31,188	1,749	(832)	32,105
Mortgage-backed and asset-backed securities	5,674	249	(106)	5,817

Total bonds	$44,556	$2,472	$(979)	$46,049

December 31, 2017:
U.S. government and agencies	$5,382	$153	$(78)	$5,457
States and political subdivisions	2,713	548	(3)	3,258
Foreign governments	2,467	87	(17)	2,537
Corporate bonds	31,028	3,455	(77)	34,406
Mortgage-backed and asset-backed securities	6,380	430	(28)	6,782

Total bonds	$47,970	$4,673	$(203)	$52,440

A summary of the carrying value and fair value of the Company’s investments in bonds at December 31, 2018, by contractual maturity, is as follows:

	Carrying Value	Fair Value

	(in millions)
Due in one year or less	$930	$932
Due after one year through five years	4,914	4,923
Due after five years through ten years	7,546	7,628
Due after ten years	25,492	26,749
Mortgage-backed and asset-backed securities	5,674	5,817

Total	$44,556	$46,049

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the carrying value or fair value, as applicable, of the pledged or deposited assets:

	December 31,
	2018	2017

	(in millions)
At fair value:
Bonds and cash pledged in support of over-the-counter derivative instruments	$265	$135
Bonds and cash pledged in support of exchange-traded futures	362	364
Bonds and cash pledged in support of cleared interest rate swaps	337	192

Total fair value	$964	$691

At carrying value:
Bonds on deposit with government authorities	$14	$16
Mortgage loans pledged in support of real estate	-	2
Bonds held in trust	93	93
Pledged collateral under reinsurance agreements	2,508	4,187

Total carrying value	$2,615	$4,298

At December 31, 2018 and 2017, the Company held below investment grade corporate bonds of $2,856 million and $2,238 million, with an aggregate fair value of $2,830 million and $2,412 million, respectively. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where there is evidence of impairment or a significant unrealized loss at the Balance Sheet date. Impairment is considered to have occurred, based on management’s judgment, when it is deemed probable that the Company will not be able to collect all amounts due according to the debt security’s contractual terms. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security, other than loan-backed and structured securities, is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income. For loan-backed and structured securities in an unrealized loss position, where the Company does not intend to sell or is not likely to be required to sell the security, the Company calculates an other-than-temporary impairment loss by subtracting the net present value of the projected future cash flows of the security from the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates, and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead the Company to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to income in a future period.

The following tables disclose the impact of Other-Than-Temporary Impairments (OTTI) on Carrying Values (CV), including the Net Present Value (NPV) of Projected Cash Flows (CF) less than Book Value (BV) by CUSIP for loan-backed and structured securities:

Year Ended December 31, 2018

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

	$-	$-	$-	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$-	$-	$-	$-	$-

Year Ended December 31, 2017

CUSIP#	CV Before OTTI	NPV of Projected CFs	Credit OTTI Recognized in Loss	CV After OTTI	Fair Value

671451CZ0	$2	$-	$2	$-	$-
	-	-	-	-	-
	-	-	-	-	-

Total	$2	$-	$2	$-	$-

When a decline in fair value is other-than-temporary, an impairment loss is recognized as a realized loss equal to the entire difference between the bond’s carrying value or amortized cost and its fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

The following table shows gross unrealized losses and fair values of bonds, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position:

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2018:
U.S. government and agencies	$384	$(2)	$205	$(14)	$589	$(16)
States and political subdivisions	199	(5)	113	(8)	312	(13)
Foreign governments	10	-	75	(12)	85	(12)
Corporate bonds	14,077	(583)	3,429	(249)	17,506	(832)
Mortgage-backed and asset-backed securities	1,769	(51)	967	(55)	2,736	(106)
Total	$16,439	$(641)	$4,789	$(338)	$21,228	$(979)

	Less than 12 months		12 months or more		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(in millions)
December 31, 2017:
U.S. government and agencies	$2,805	$(18)	$1,137	$(60)	$3,942	$(78)
States and political subdivisions	45	-	62	(3)	107	(3)
Foreign governments	27	-	43	(17)	70	(17)
Corporate bonds	2,028	(14)	2,534	(63)	4,562	(77)
Mortgage-backed and asset-backed securities	540	(3)	772	(25)	1,312	(28)
Total	$5,445	$(35)	$4,548	$(168)	$9,993	$(203)

At December 31, 2018 and 2017, there were 1,383 and 483 bonds that had a gross unrealized loss, of which the single largest unrealized loss was $43 million and $40 million, respectively. The Company anticipates that these bonds will perform in accordance with their contractual terms and the Company currently has the ability and intent to hold these bonds until they recover or mature. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $72 million, $3 million, and $61 million related to bonds that have experienced an other-than-temporary decline in value and were comprised of 21, 4, and 8 securities, respectively.

The total recorded investment in restructured corporate bonds at December 31, 2018, 2017 and 2016 was $0 million, $3 million, and $16 million, respectively. There were 1, 1, and 2 restructured corporate bonds for which an impairment was recognized during 2018, 2017 and 2016, respectively. The Company accrues interest income on impaired securities to the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

The sales of investments in bonds resulted in the following:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Proceeds	$28,102	$17,663	$20,018
Realized gross gains	729	557	524
Realized gross losses	(407)	(33)	(112)
The Company had no nonadmitted accrued investment income from bonds (unaffiliated) at December 31, 2018 and 2017.

Affiliate Transactions

In 2018, the Company sold certain bonds to an affiliate, Manulife Reinsurance Bermuda Limited (“MRBL”). These bonds had a book value of $449 million and fair value of $501 million. The Company recognized $52 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds to an affiliate, JHNY. These bonds had a book value of $293 million and fair value of $313 million. The Company recognized $20 million in pre-tax realized gains before transfer to the IMR.

In 2018, the Company sold certain bonds and stocks to an affiliate, John Hancock Funding Company LLC, (“JHFLLC”). These bonds and stocks had a book value of $53 million and fair value of $53 million. The Company did not recognize any pre-tax realized gains before transfer to the IMR.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHNY, for $647 million.

In 2018, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $48 million.

In 2017, the Company sold certain private placements to an affiliate, The Manufacturers Life Insurance Company Bermuda Branch (“MLI Bermuda”). These private placements had a book value of $208 million and fair value of $226 million. The Company recognized $18 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, MRBL. These bonds had a book value of $204 million and fair value of $227 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, JHLH. These bonds had a book value of $263 million and fair value of $304 million. The Company recognized $41 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, John Hancock Reassurance Company Limited (“JHRECO”). These bonds had a book value of $172 million and fair value of $200 million. The Company recognized $28 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to its indirect parent, MLI. These bonds had a book value of $448 million and fair value of $521 million. The Company recognized $73 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company sold certain bonds to an affiliate, Manulife Securities Ltd Partner (“MSLP”). These bonds had a book value of $412 million and fair value of $435 million. The Company recognized $23 million in pre-tax realized gains before transfer to the IMR.

In 2017, the Company acquired at fair value, certain bonds from an affiliate, JHLH, for $177 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

In 2017, the Company acquired at fair value, certain bonds from an affiliate, MRBL, for $100 million.

In 2016, the Company transferred certain bonds to an affiliate, JHRECO, in lieu of a reinsurance cash settlement. These bonds had a book value of $676 million and fair value of $751 million. The Company recognized $75 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manulife Financial Singapore (“MLS”). These bonds had a book value of $93 million and fair value of $100 million. The Company recognized $7 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate, Manubank (“MB”). These bonds had a book value of $12 million and fair value of $12 million. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife International Ltd (“MIL”). These bonds had a book value of $67 million and fair value of $75 million. The Company recognized $8 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate MLRL. These bonds had a book value of $25 million and fair value of $29 million. The Company recognized $4 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company sold certain bonds to an affiliate Manulife Reinsurance Ltd Partner (“MRLP”). These bonds had a book value of $211 million and fair value of $221 million. The Company recognized $10 million in pre-tax realized gains before transfer to the IMR.

In 2016, the Company received, at fair value, certain bonds from an affiliate, JHNY in lieu of reinsurance cash settlement, for $26 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHNY, for $343 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MIL, for $60 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLRL, for $29 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, MLS, for $21 million.

In 2016, the Company acquired, at fair value, certain bonds from an affiliate, JHLH, for $140 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Preferred and Common Stocks

Cost and fair value of the Company’s investments in preferred and common stocks are summarized as follow:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2018:
Preferred stocks:
Nonaffiliated	$14	$1	$-	$15
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	791	157	(30)	918
Affiliates*	1,589	1,324	-	2,913

Total stocks	$2,394	$1,482	$(30)	$3,846

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
December 31, 2017:
Preferred stocks:
Nonaffiliated	$11	$3	$-	$14
Affiliates	-	-	-	-
Common stocks:
Nonaffiliated	1,131	235	(12)	1,354
Affiliates*	1,589	971	-	2,560

Total stocks	$2,731	$1,209	$(12)	$3,928

*Affiliates - fair value represents the carrying value

At December 31, 2018 and 2017, there were 309 and 136 nonaffiliated equity securities that had a gross unrealized loss excluding securities that have been written down to zero. The single largest unrealized loss was $3 million and $3 million at December 31, 2018 and 2017, respectively. The Company anticipates that these equity securities will recover in value in the near term.

The Company has a process in place to identify equity securities that could potentially have an impairment that is other-than-temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company’s ability and intent to hold the security until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and fair value would be charged to income.

For the years ended December 31, 2018, 2017 and 2016, realized capital losses include $11 million, $2 million, and $24 million related to preferred and common stocks that have experienced an other-than-temporary decline in value and were comprised of 95, 81, and 108 securities, respectively. These are primarily made up of impairments on public and private common stocks.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain common stocks to an affiliate, MRBL. These stocks had a book value of $264 million and fair value of $306 million. The Company recognized $42 million in pre-tax realized gains.

In 2017, the Company acquired at fair value, certain common stocks from an affiliate, JHLH, for $43 million.

Mortgage Loans on Real Estate

At December 31, 2018 and 2017, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits, and monitoring procedures.

December 31, 2018:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,828	East North Central	$1,523
Industrial	1,020	East South Central	253
Office buildings	3,241	Middle Atlantic	1,936
Retail	3,406	Mountain	516
Agricultural	133	New England	642
Agribusiness	247	Pacific	3,823
Mixed use	7	South Atlantic	2,367
Other	1,226	West North Central	336
Allowance	(23)	West South Central	709
		Canada / Other	3
		Allowance	(23)

Total mortgage loans on real estate	$12,085	Total mortgage loans on real estate	$12,085

December 31, 2017:

Property Type	Carrying Value	Geographic Concentration	Carrying Value

	(in millions)		(in millions)
Apartments	$2,560	East North Central	$1,574
Industrial	907	East South Central	187
Office buildings	3,168	Middle Atlantic	1,868
Retail	3,652	Mountain	527
Agricultural	139	New England	579
Agribusiness	303	Pacific	3,604
Mixed use	22	South Atlantic	2,449
Other	1,163	West North Central	384
Allowance	(14)	West South Central	660
		Canada / Other	82
		Allowance	(14)

Total mortgage loans on real estate	$11,900	Total mortgage loans on real estate	$11,900

The aggregate mortgages outstanding to any one borrower do not exceed $425 million.

During 2018, the respective maximum and minimum lending rates for mortgage loans issued were 0.00% and 0.00% for agricultural loans and 8.30% and 3.26% for commercial loans. The Company issued no purchase money mortgages in 2018 and 2017. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed, or

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

purchase money mortgages does not exceed 75%. Impaired mortgage loans without an allowance for credit losses were $0 million, $0 million, and $0 million at December 31, 2018, 2017 and 2016, respectively. The average recorded investment in impaired loans was $56 million, $31 million, and $25 million at December 31, 2018, 2017 and 2016, respectively. The Company recognized $4 million, $0 million, and $1 million of interest income during the period the loans were impaired for the years ended December 31, 2018, 2017 and 2016, respectively.

The following table shows the age analysis of mortgage loans aggregated by type:

	Farm	Residential	Commercial	Mezzanine	Total

(in millions)
December 31, 2018:
Recorded Investment
Current	$380	$-	$11,707	$21	$12,108
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-
December 31, 2017:
Recorded Investment
Current	$442	$-	$11,472	$-	$11,914
30 - 59 Days Past Due	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-

The Company had no recorded investment of mortgage loans 90 to 179 days or 180 days or greater past due still accruing interest or where interest has been reduced in 2018 and 2017. The Company was not a participant or co-lender in a mortgage loan agreement in 2018 and 2017.

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans. There are no contractual commitments made to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings. The Company accrues interest income on impaired loans to the extent deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis.

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (“IRR”). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2018	2017

	(in millions)
AAA	$279	$250
AA	2,814	2,842
A	5,505	5,585
BBB	3,370	3,095
BB	61	98
B and lower and unrated	56	30

Total	$12,085	$11,900

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Affiliate Transactions

In 2018, the Company sold certain mortgages to an affiliate, JHLH. These mortgages had a book value of $8 million and fair value of $8 million at the date of the transaction. The Company recognized $0 million in pre-tax realized losses before transfer to the IMR.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHNY, for $105 million.

In 2018, the Company acquired, at fair value, certain mortgages from an affiliate, JHLH, for $29 million.

In 2017, the Company transferred two mortgages to an affiliate, Clarendon Real Estate, LLC (“CRE LLC”). The mortgages had a book value of $7 million and fair value of $7 million at the date of the transaction. The Company did not recognize any pre-tax realized gains or losses before transfer to the IMR.

Real Estate

The composition of the Company’s investment in real estate is summarized as follows:

	December 31,
	2018	2017

	(in millions)
Properties occupied by the company	$236	$396
Properties held for the production of income	4,730	6,086
Properties held for sale	-	-
Less accumulated depreciation	(953)	(760)

Total	$4,013	$5,722

The Company recorded $0 million, $0 million, and $38 million of impairments on real estate investments during the years ended December 31, 2018, 2017 and 2016, respectively.

Affiliate Transactions

In 2018, the Company entered into a joint venture arrangement with the University of California Board of Regents (“UC”). As part of this arrangement, the Company sold six U.S. commercial real estate properties and one other invested asset with the characteristics of real estate to Broadway Green LLC, Broadway Wacker LLC and Broadway Congress LLC, all joint venture entities formed by UC. The Company provides management services to these joint ventures and owns 10% of their equity. The real estate properties had a book value of $728 million and fair value of $985 million which resulted in pre-tax realized gains to operations of $231 million (after 10% deferral of realized gain).

In 2017, the Company entered into an arrangement to sell four real estate properties to Hancock U.S Real Estate Fund, LP. These properties had a book value of $325 million and fair value of $471 million, resulting in pre-tax realized gains of $135 million and a deferred gain of $10 million. As part of this arrangement, the Company also committed approximately $44 million for an 11.7% equity interest in the fund.

On May 20, 2016, the Company entered into an arrangement to sell three real estate properties to Manulife U.S. Real Estate Investment Trust (“REIT”) for $777 million. These properties had a book value of $524 million and fair value of $769 million. Approximately 62% of the $245 million gain from operations was ceded to an affiliate reinsurer. The Company recognized an after-tax gain, after reinsurance of $60 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Other Invested Assets

The Company had no investments in partnerships or LLCs that exceed 10% of its admitted assets at December 31, 2018 and 2017.

Other invested assets primarily consist of investments in partnerships and LLCs. The Company recorded $39 million, $0 million, and $99 million of impairments on partnerships and LLCs during the years ended December 31, 2018, 2017 and 2016, respectively. These impairments are based on significant judgement by the Company in determining whether the objective evidence of other-than-temporary impairment exists. The Company considers relevant facts and circumstances in evaluating whether the impairment of an other invested asset is other-than-temporary. Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the investee; (3) the Company’s ability and intent to hold the other invested asset until it recovers. To the extent the Company determines that an other invested asset is deemed to be other-than-temporarily impaired, the difference between book and fair value would be charged to income.

Affiliate Transactions

In 2018, the Company entered into an agreement to launch John Hancock Infrastructure Fund, LP (the “Fund”), a closed-end pooled fund that will offer investors the opportunity to invest alongside the Company in a targeted infrastructure strategy focused primarily on U.S investments. The fund was seeded with the partial sale of 9 assets owned by the Company. The assets sold had a book value of $1,045 million and fair value of $1,094 million which resulted in a gain to operations of $49 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHNY, for $4 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHLH, for $9 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings I (“JHPH I”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, John Hancock Partnership Holdings II (“JHPH II”), for $39 million.

In 2018, the Company acquired at fair value, certain other invested assets from an affiliate, JHFLLC, for $6 million.

Other

The subprime lending sector, also referred to as B-paper, near-prime, or second chance lending, is the sector of the mortgage lending industry which lends to borrowers who do not qualify for prime market interest rates because of poor or insufficient credit history.

For purposes of this disclosure, subprime exposure is defined as the potential for financial loss through direct investment, indirect investment, or underwriting risk associated with risk from the subprime lending sector. For purposes of this note, subprime exposure is not limited solely to the risk associated with holding direct mortgage loans, but also includes any indirect risk through investments in asset-backed or structured securities, hedge funds, common stock, subsidiaries and affiliates, and insurance product issuance.

Although it can be difficult to determine the indirect risk exposures, it should be noted that not only does it include expected losses, it also includes the potential for losses that could occur due to significantly depressed fair value of the related assets in an illiquid market.

The Company had no direct exposure through investments in subprime mortgage loans as of December 31, 2018 or 2017.

Management considers several factors when classifying a structured finance or residential mortgage-backed security holding as “subprime” or placing a security in the highest risk category. These factors include the transaction’s weighted average

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

FICO or credit score, loan-to-value ratio (LTV), geographic composition, lien position, loan purpose, and loan documentation.

The Company has entered into certain repurchase agreements with an aggregate carrying value of $0 million and $0 million as of December 31, 2018 and 2017, respectively. For such agreements, the Company agrees to a specified term, price, and interest rate through the date of the repurchase.

The Company established a facility with an affiliate, MRBL whereby cash collateral can be received under a repurchase agreement program. There was no repurchase agreement activity in 2018 and 2017.

For securities lending transactions, the Company’s policy is to require a minimum of 102% of the fair value of securities loaned to be maintained as collateral. Positions are marked to market and adjusted on a daily basis to ensure the 102% margin requirement is maintained. There were no securities on loan as of December 31, 2018 or 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

5. Investments - (continued)

Net Investment Income and Net Realized and Other Gains (Losses)

Major categories of the Company’s net investment income are summarized as follows:

	2018	2017	2016

	(in millions)
Income:
Bonds	$2,279	$2,146	$2,232
Preferred stocks	-	-	-
Common stocks	126	23	225
Mortgage loans on real estate	594	610	609
Real estate	638	704	762
Policy loans	175	176	167
Cash, cash equivalents and short-term investments	38	33	18
Other invested assets	1,069	1,014	506
Derivatives	427	483	594
Other income	(21)	12	30

Total investment income	5,325	5,201	5,143
Expenses
Investment expenses	(424)	(509)	(529)
Investment taxes, licenses and fees, excluding federal income taxes	(76)	(93)	(94)
Investment interest expense	(48)	(50)	(82)
Depreciation on real estate and other invested assets	(112)	(123)	(130)

Total investment expenses	(660)	(775)	(835)

Net investment income	$4,665	$4,426	$4,308

Realized capital gains (losses) and amounts transferred to the IMR are as follows:

	2018	2017	2016

	(in millions)
Realized capital gains (losses)	$730	$722	$(494)
Less amount transferred to the IMR (net of related tax benefit (expense) of $2 in 2018, $(475) in 2017, and $31 in 2016)	(6)	882	(57)

Realized capital gains (losses) before tax	736	(160)	(437)
Less federal income taxes on realized capital gains (losses) before effect of transfer to the IMR	396	243	496

Net realized capital gains (losses)	$340	$(403)	$(933)

6. Derivatives

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Over-the-counter (“OTC”) bilateral swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared OTC interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Swaptions are contractual agreements whereby the holder has the right, but not obligation, to enter into a given swap agreement on a specified future date.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, swaptions, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective cash flow and fair value hedge accounting relationships. These derivatives hedge the variable cash flows associated with certain floating-rate bonds, as well as, future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These derivatives reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. For its fair value hedging relationships, the Company uses interest rate swap agreements and interest rate treasury locks to hedge the risk of changes in fair value of existing fixed rate assets and liabilities arising from changes in benchmark interest rates.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in effective hedge accounting relationships and other hedging relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in other hedging relationships.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The Company also uses interest rate floors and swaptions primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in other hedging relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in effective hedge accounting relationships and other hedging relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other hedging relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in effective hedge accounting relationships and other hedging relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options in other hedging relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in other hedging relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

Replication Synthetic Assets. Replication synthetic asset transactions (“RSATs”) are derivative transactions made in combination with a cash instrument in order to reproduce the investment characteristic of an otherwise permissible investment. The Company uses interest rate swaps and credit default swaps in these transactions when direct investments are either too expensive to acquire or otherwise unavailable in the market. Such derivatives can only be RSATs and not hedging vehicles.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in effective hedge accounting relationships, other hedging relationships, and RSATs:

		December 31, 2018
		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,919	$-	$-	$259	$98
	Foreign currency swaps	17	-	3	-	5

Cash flow hedges	Interest rate swaps	6,987	-	-	484	362
	Foreign currency swaps	421	61	-	55	-
	Foreign currency forwards	66	-	-	-	7
	Interest rate treasury locks	1,351	-	-	27	12
	Equity total return swaps	32	-	-	-	6

Total Derivatives in Effective Hedge Accounting Relationships		$10,793	$61	$3	$825	$490

Other Hedging Relationships
	Interest rate swaps	$137,873	$7,336	$3,287	$7,336	$3,287
	Interest rate treasury locks	11,980	277	77	277	77
	Interest rate options	8,574	230	-	230	-
	Interest rate futures	7,977	-	-	-	-
	Foreign currency swaps	1,439	341	269	341	269
	Foreign currency forwards	718	19	14	19	14
	Foreign currency futures	1,040	-	-	-	-
	Equity total return swaps	394	11	10	11	10
	Equity index options	4,818	236	59	236	59
	Equity index futures	4,178	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$178,991	$8,450	$3,716	$8,450	$3,716

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$19	$188
	Credit default swaps	-	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,135	$-	$-	$19	$188

Total Derivatives		$192,919	$8,511	$3,719	$9,294	$4,394

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

		December 31, 2017

		Notional Amount	Carrying Value Assets	Carrying Value Liabilities	Fair Value Assets	Fair Value Liabilities

		(in millions)
Effective Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$1,870	$-	$2	$308	$128
	Foreign currency swaps	45	-	9	-	15

Cash flow hedges	Interest rate swaps	8,116	-	-	896	283
	Foreign currency swaps	1,549	78	45	295	268
	Foreign currency forwards	132	-	-	-	3
	Interest rate treasury locks	880	-	-	58	-
	Equity total return swaps	36	-	-	9	-

Total Derivatives in Effective Hedge Accounting Relationships		$12,628	$78	$56	$1,566	$697

Other Hedging Relationships
	Interest rate swaps	$121,799	$8,284	$4,041	$8,284	$4,041
	Interest rate treasury locks	10,728	630	13	630	13
	Interest rate options	8,014	247	-	247	-
	Interest rate futures	7,453	-	-	-	-
	Foreign currency swaps	322	57	13	57	13
	Foreign currency forwards	535	2	5	2	5
	Foreign currency futures	991	-	-	-	-
	Equity total return swaps	100	20	-	20	-
	Equity index options	4,113	319	1	319	1
	Equity index futures	5,372	-	-	-	-
	Credit default swaps	-	-	-	-	-

Total Derivatives in Other Hedging Relationships		$159,427	$9,559	$4,073	$9,559	$4,073

Replication Synthetic Asset Transactions
	Interest rate swaps	$3,135	$-	$-	$98	$102
	Credit default swaps	30	-	-	-	-

Total Derivatives in Replication Synthetic Asset Transactions		$3,165	$-	$-	$98	$102

Total Derivatives		$175,220	$9,637	$4,129	$11,223	$4,872

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting and are reported in a manner consistent with the hedged asset or liability. For the years ended December 31, 2018, 2017 and 2016, respectively, the Company recorded unrealized gains (losses) of $231 million, $402 million, and $436 million, respectively, related to derivatives that no longer qualify for hedge accounting.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2018, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The maximum time frame for which variable cash flows are hedged is 28 years.

Derivatives Not Designated as Hedging Instruments or RSAT Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. The Company manages a hedging program to reduce its exposure to certain contracts with the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), currency futures, total return swaps, equity index options, swaptions and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity futures and interest rate swaps, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

For the years ended December 31, 2018, 2017 and 2016 net gains and losses related to derivatives in other hedging relationships were recognized by the Company, and the components were recorded in net unrealized and net realized gains (losses) as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Other Hedging Relationships
Net unrealized capital gain (loss):
Interest rate swaps	$(193)	$(805)	$773
Interest rate treasury locks	(417)	841	(435)
Interest rate options	(35)	(73)	(8)
Interest rate futures	212	-	-
Foreign currency swaps	-	6	(31)
Foreign currency forwards	6	(11)	-
Foreign currency futures	(11)	-	-
Equity total return swaps	9	3	(4)
Equity index options	(133)	102	68
Equity index futures	121	-	-
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net unrealized capital gain (loss)	$(441)	$63	$363

Net realized capital gain (loss):
Interest rate swaps	$(225)	$874	$(490)
Interest rate treasury locks	43	34	342
Interest rate options	(5)	(3)	-
Interest rate futures	(411)	273	(23)
Foreign currency swaps	4	4	3
Foreign currency forwards	(16)	16	24
Foreign currency futures	61	(111)	94
Equity total return swaps	(2)	(9)	(9)
Equity index options	49	22	(98)
Equity index futures	157	(1,104)	(1,007)
Credit default swaps	-	-	-
Commodity futures	-	-	-

Total net realized capital gain (loss)	$(345)	$(4)	$(1,164)

Total gain (loss) from derivatives in other hedging relationships	$(786)	$59	$(801)

The table above does not include unrealized gains (losses) of ($28) million, $9 million, $11 million and realized gains (losses) of $12 million, $12 million and $6 million for the years ended December 31, 2018, 2017 and 2016, respectively. These gains (losses) represent a portion of equity total return swaps used to hedge restricted share units, but that are no longer in an effective accounting hedge relationship. The gains (losses) are recorded in the General Insurance Expenses line in the Statement of Operations.

The Company also deferred net realized gains (losses) of ($229) million, $872 million, and ($526) million (including ($226) million, $874 million, and ($490) million of gains (losses) for derivatives in other hedging relationships, respectively) related to interest rates for the years ended December 31, 2018, 2017 and 2016, respectively. Deferred net realized gains and losses are reported in IMR and amortized over the remaining period to expiration date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

Credit Default Swaps

The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2018 and 2017, respectively

	December 31, 2018			December 31, 2017

	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional Amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate debt
AAA	$-	$-	-	$10	$-	1
AA	-	-	-	10	-	-
A	-	-	-	10	-	1
BBB	-	-	-	-	-	-

Total CDS protection sold	$-	$-		$30	$-

1

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

2

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

3	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company holds no purchased credit protection at December 31, 2018 and 2017. The average credit rating of the counterparties guaranteeing the underlying credits is A and the weighted average maturity is 0 years.

Credit Risk

The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2018 and 2017, the Company accepted collateral consisting of cash of $1,559 million and $1,973 million, and various securities with a fair value of $3,280 million and $4,360 million, respectively, which is held in separate custodial accounts and not reflected within these financial statements. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

Under U.S. regulations, certain interest rate swap agreements and credit default swap agreements are required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

6. Derivatives - (continued)

collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Financing Premiums

The following table presents the Company’s aggregate, non-discounted total premium cost for derivative contracts with financing premiums and the premium cost due in each of the following four years, and thereafter.

Fiscal Year	Derivative Premium Payments Due
(in millions)
2018	$-
2019	66
2020	-
2021	-
Thereafter	-

Total Future Settled Premiums	$66

	Undiscounted Future Premium Commitments	Derivative Fair Value With Premium Commitments	Derivative Fair Value Excluding Impact of Future Settled Premiums
		(in millions)
Prior Year	$40	$32	$71
Current Year	$66	$(48)	$17

Transactions with Affiliates

The Company has entered into a currency swap agreement with JHFC which was recorded at fair value. JHFC utilizes the currency swap to hedge currency exposure on foreign currency financial instruments. The Company has also entered into currency swap agreements with external counterparties which offset the currency swap agreement with JHFC. As of December 31, 2018 and 2017, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $266 million and $261 million, respectively.

The Company has entered into equity total return swap agreements with MLI which are recorded at fair value. JHUSA utilizes the equity total return swaps to hedge equity exposure on restricted share units (“RSU”). As of December 31, 2018 and 2017, the equity total return swap agreements with MLI had a fair value of ($14) million and $30 million.

In 2017, the Company repositioned interest rate swaps supporting affiliate reinsurance with John Hancock Reassurance Company Limited. The transaction resulted in a pre-tax gain of $24 million and a post-tax increase to surplus of $16 million, net of amounts transferred to the interest maintenance reserve (IMR) and ceded to the affiliate reinsurer.

7. Fair Value

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition – This category includes assets and liabilities measured at fair value. Financial instruments in this category include bonds and preferred stocks carried at the lower of cost or fair value due to their SVO quality rating, common stocks, derivatives, and separate account assets.

•	Other Financial Instruments Not Reported at Fair Value After Initial Recognition – This category includes assets and liabilities as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Bonds – For bonds, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds.

Mortgage Loans on Real Estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type. The fair value of impaired mortgage loans is based on the net of the collateral less estimated cost to obtain and sell. Fair value of commercial mortgages is derived through an internal valuation methodology using both observable and unobservable inputs. Unobservable inputs include credit assumptions and liquidity spread adjustments. Fair value of fixed-rate residential mortgages is determined using the discounted cash flow method. Inputs used for valuation are primarily comprised of prevailing interest rates and prepayment rates, if applicable. Fair value of variable-rate residential mortgages is assumed to be their carrying value.

Cash, Cash Equivalents and Short-Term Investments – The carrying values for cash, cash equivalents, and short-term investments approximate their fair value due to the short-term maturities of these instruments.

Policy Loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Policy Reserves – Policy reserves consist of guaranteed investment contracts. The fair values associated with these financial instruments are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Policyholders’ and Beneficiaries Funds – Includes term certain contracts and supplementary contracts without life contingencies. The fair values associated with the term certain contracts and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. Effective December 31, 2016, fair value disclosure is no longer required for those balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair value is the amount estimated to be payable to the policyholder as of the reporting date which is generally the carrying value and provides no additional disclosure value.

Consumer Notes – The fair value of consumer notes is determined by projecting cash flows and using a spread assumption associated with the specific risks in the Signature Note contracts. The spread is calculated by taking the difference between the contractual crediting rate and the yield curve as of the issue date of each Signature Note. The calculated spread is added to the yield curve as of each future valuation date to determine the fair value of the Signature Notes.

Financial Instruments Measured at Fair Value and Reported in the Balance Sheet after Initial Recognition

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date reflecting market transactions. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most bonds are classified within Level 2. Also, included in the Level 2 category are certain separate account assets and derivative assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include impaired bonds and less liquid securities, such as structured asset-backed securities, commercial mortgage-backed securities, and other securities that have little or no price transparency.

Determination of Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (not a forced liquidation or distress sale) between market participants at the measurement date, that is, an exit value.

When available, quoted market prices are used to determine fair value. If quoted market prices are not available, fair value is typically based upon alternative valuation techniques such as discounted cash flows, matrix pricing, consensus pricing services and other techniques. Broker quotes are generally used when external public vendor prices are not available.

The Company has a process in place that includes a review of price movements relative to the market, a comparison of prices between vendors, and a comparison to internal matrix pricing which uses predominately external observable data. Judgement is applied in adjusting external observable data for items including liquidity and credit factors.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

Bonds

Refer to the previous page for the determination of fair value of bonds. Generally, impaired bonds with a NAIC designation rating of 6 whose cost is greater than its fair value are reported at fair value and are classified within Level 3.

Preferred Stocks

Preferred stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Preferred stocks not traded in active markets are classified within Level 3.

Common Stocks

Common stocks with active markets are classified within Level 1, as fair values are based on quoted market prices. Common stocks not traded in active markets are classified within Level 3.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value, that are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Separate Account Assets and Liabilities

For separate accounts structured as a non-unitized fund, the fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of the separate account assets is based on the fair value of the underlying funds owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, bonds, common stock, short-term investments, real estate, and cash and cash equivalents. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported net asset value (“NAV”). Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. Level 2 assets consist primarily of bonds which are valued using matrix pricing with independent pricing data.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry them at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The following table presents the Company’s assets and liabilities that are measured and reported at fair value in the Balance Sheets after initial recognition by fair value hierarchy level:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$31	$31	$-	$25	$6	$-
Loan-backed and structured securities	-	-	-	-	-	-

Total bonds with NAIC 6 rating	31	31	-	25	6	-

Preferred stocks:
Industrial and misc	3	3	-	-	3	-

Total preferred stocks	3	3	-	-	3	-

Common stocks:
Industrial and misc	918	918	807	-	111	-

Total common stocks	918	918	807	-	111	-
Derivatives:
Interest rate swaps	7,336	7,336	-	7,336	-	-
Interest rate treasury locks	277	277	-	12	265	-
Interest rate options	230	230	-	91	139	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	341	341	-	341	-	-
Foreign currency forwards	19	19	-	19	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	11	11	-	-	11	-
Equity index options	236	236	-	236	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	8,450	8,450	-	8,035	415	-

Assets held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total assets	$133,533	$133,533	$120,581	$10,613	$2,339	$-

Liabilities:
Derivatives:
Interest rate swaps	$3,287	$3,287	$-	$3,232	$55	$-
Interest rate treasury locks	77	77	-	17	60	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	269	269	-	269	-	-
Foreign currency forwards	14	14	-	14	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	10	10	-	-	10	-
Equity index options	59	59	-	59	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	3,716	3,716	-	3,591	125	-

Liabilities held in separate accounts	124,131	124,131	119,774	2,553	1,804	-

Total liabilities	$127,847	$127,847	$119,774	$6,144	$1,929	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

	(in millions)
Assets:
Bond with NAIC 6 rating:
Industrial and misc	$22	$22	$-	$12	$10	$-
Loan-backed and structured securities	6	6	-	-	6	-

Total bonds with NAIC 6 rating	28	28	-	12	16	-

Preferred stocks:
Industrial and misc	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-

Common stocks:
Industrial and misc	1,354	1,354	1,220	-	134	-

Total common stocks	1,354	1,354	1,220	-	134	-
Derivatives:
Interest rate swaps	8,284	8,284	-	8,284	-	-
Interest rate treasury locks	630	630	-	61	569	-
Interest rate options	247	247	-	67	180	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	57	57	-	57	-	-
Foreign currency forwards	2	2	-	2	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	20	20	-	-	20	-
Equity index options	319	319	-	319	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	9,559	9,559	-	8,790	769	-

Assets held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total assets	$152,108	$152,108	$137,593	$11,752	$2,763	$-

Liabilities:
Derivatives:
Interest rate swaps	$4,041	$4,041	$-	$4,001	$40	$-
Interest rate treasury locks	13	13	-	12	1	-
Interest rate options	-	-	-	-	-	-
Interest rate futures	-	-	-	-	-	-
Foreign currency swaps	13	13	-	13	-	-
Foreign currency forwards	5	5	-	5	-	-
Foreign currency futures	-	-	-	-	-	-
Equity total return swaps	-	-	-	-	-	-
Equity index options	1	1	-	1	-	-
Equity index futures	-	-	-	-	-	-
Credit default swaps	-	-	-	-	-	-

Total derivatives	4,073	4,073	-	4,032	41	-

Liabilities held in separate accounts	141,167	141,167	136,373	2,950	1,844	-

Total liabilities	$145,240	$145,240	$136,373	$6,982	$1,885	$-

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The table below presents the carrying amounts and fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Balance Sheets:

	December 31, 2018
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$44,525	$43,579	$-	$40,875	$2,704
Preferred stocks	11	12	-	-	12
Mortgage loans on real estate	12,085	12,199	-	-	12,199
Cash, cash equivalents and short term investments	2,988	2,988	2,381	607	-
Policy loans	2,788	2,788	-	2,788	-
Derivatives in effective hedge accounting and RSAT relationships	61	844	-	816	28

Total assets	$62,458	$62,410	$2,381	$45,086	$14,943

Liabilities:
Consumer notes	$154	$176	$-	$-	$176
Borrowed money	-	-	-	-	-
Policy reserves	1,322	1,306	-	-	1,306
Policyholders’ and beneficiaries funds	796	961	-	961	-
Derivatives in effective hedge accounting and RSAT relationships	3	678	-	438	240

Total liabilities	$2,275	$3,121	$-	$1,399	$1,722

	December 31, 2017
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Bonds (1)	$47,942	$49,997	$-	$47,017	$2,980
Preferred stocks	11	14	-	-	14
Mortgage loans on real estate	11,900	12,759	-	-	12,759
Cash, cash equivalents and short term investments	4,131	4,131	3,065	1,066	-
Policy loans	2,726	2,726	-	2,726	-
Derivatives in effective hedge accounting and RSAT relationships	78	1,664	-	1,596	68

Total assets	$66,788	$71,291	$3,065	$52,405	$15,821

Liabilities:
Consumer notes	$197	$226	$-	$-	$226
Borrowed money	-	-	-	-	-
Policy reserves	1,364	1,354	-	-	1,354
Policyholders’ and beneficiaries funds	937	1,136	-	1,136	-
Derivatives in effective hedge accounting and RSAT relationships	56	799	-	618	181

Total liabilities	$2,554	$3,515	$-	$1,754	$1,761

(1)

Bonds are carried at amortized cost unless they have NAIC designation rating of 6. Fair value of bonds exclude leveraged leases of $2,439 million and $2,415 million at December 31, 2018 and 2017, respectively. The Company calculates the carrying value by accruing income at its expected internal rate of return.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2018 and 2017, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2018 and 2017.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured and reported at fair value for the years ended December 31, 2018, 2017 and 2016, are summarized as follows:

	Balance at January 1, 2018	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2018
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$10	$-	$-	$-	$-	$-	$(1)	$-	$-	$(3)	$6
Impaired mortgage-backed and asset-backed securities	6	1	-	-	-	-	(7)	-	-	-	-

Total bonds with NAIC 6 rating	16	1	-	-	-	-	(8)	-	-	(3)	6
Preferred stocks:
Industrial and misc	-	-	-	-	3	-	-	-	-	-	3

Total preferred stocks	-	-	-	-	3	-	-	-	-	-	3
Common stocks:
Industrial and misc	134	44	3	-	4	-	(76)	-	2	-	111

Total common stocks	134	44	3	-	4	-	(76)	-	2	-	111
Net derivatives	728	-	(389)	-	8	-	-	(46)	-	(11)	290
Separate account assets/liabilities	1,844	133	-	-	42	-	(209)	-	3	(9)	1,804

Total	$2,722	$178	$(386)	$-	$57	$-	$(293)	$(46)	$5	$(23)	$2,214

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2017	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2017
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$17	$(1)	$1	$-	$3	$-	$(7)	$-	$-	$(3)	$10
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(2)	-	-	-	6

Total bonds with NAIC 6 rating	24	-	1	-	3	-	(9)	-	-	(3)	16
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	169	49	(24)	-	8	-	(68)	-	-	-	134

Total common stocks	169	49	(24)	-	8	-	(68)	-	-	-	134
Net derivatives	86	-	758	-	16	-	-	(59)	-	(73)	728
Separate account assets/liabilities	1,896	83	-	-	34	-	(164)	-	6	(11)	1,844

Total	$2,175	$132	$735	$-	$61	$-	$(241)	$(59)	$6	$(87)	$2,722

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

	Balance at January 1, 2016	Net realized/unrealized gains (losses) included in:		Amounts credited to separate account liabilities (2)	Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2016
		Net income (1)	Surplus						Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Bonds with NAIC 6 rating:
Impaired corporate bonds	$29	$1	$(1)	$-	$1	$-	$(17)	$-	$4	$-	$17
Impaired mortgage-backed and asset-backed securities	7	1	-	-	-	-	(1)	-	-	-	7

Total bonds with NAIC 6 rating	36	2	(1)	-	1	-	(18)	-	4	-	24
Preferred stocks:
Industrial and misc	-	-	-	-	-	-	-	-	-	-	-

Total preferred stocks	-	-	-	-	-	-	-	-	-	-	-
Common stocks:
Industrial and misc	110	(1)	37	-	25	-	(2)	-	-	-	169

Total common stocks	110	(1)	37	-	25	-	(2)	-	-	-	169
Net derivatives	388	-	(407)	-	152	-	-	-	-	(47)	86
Separate account assets/liabilities	1,965	84	-	-	46	-	(234)	-	11	24	1,896

Total	$2,499	$85	$(371)	$-	$224	$-	$(254)	$-	$15	$(23)	$2,175

(1)	This amount is included in net realized capital gains (losses) on the Statements of Operations.
(2)	Changes in the fair value of separate account assets are credited directly to separate account liabilities in accordance with NAIC SAP and are not reflected in income.
(3)	For financial instruments that are transferred into and/or out of Level 3, the Company uses the fair value of the instruments at the beginning of the reporting period.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

7. Fair Value - (continued)

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying instruments into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that instrument, thus eliminating the need to extrapolate market data beyond observable points. Additionally, securities carried at fair value at the beginning of the period but carried at amortized cost at the end of the period due to rating change or change in fair value relative to amortized cost, are included in transfers out of Level 3. Conversely, any securities carried at amortized cost at the beginning of the period and carried at fair value at the end of the year due to SVO rating change or change in fair value relative to amortized cost, are included into transfers into Level 3.

8. Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to shift underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying statutory-basis financial statements were as follows:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums earned
Direct	$20,067	$20,392	$19,809
Assumed	603	605	872
Ceded	(14,854)	(2,711)	(7,454)

Net	$5,816	$18,286	$13,227

Benefits to policyholders ceded	$(15,881)	$(16,741)	$(15,271)

Reserve amounts ceded to reinsurers not authorized in the State of Michigan are mostly covered by funds withheld assets, letters of credit or trust agreements. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2018, any material recoveries were collateralized or settled by the assuming company.

Neither the Company nor any of its related parties control, directly or indirectly, any external reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2018, there were no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

As of December 31, 2018, if all reinsurance agreements were cancelled the estimated aggregate reduction in unassigned surplus is $5,586 million.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Non-Affiliated Reinsurance

The table below consists of the impact of the New York Life (“NYL”) Agreements:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(219)	$(224)	$(264)
Premiums assumed	88	91	106
Benefits ceded	(594)	(636)	(615)
Benefits assumed	238	254	246

Other reinsurance receivable (payable)	-	(1)	(2)
Funds held by or deposited with reinsured companies	3,183	3,316	3,483

The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Effective July 1, 2015, the Company entered into coinsurance reinsurance agreements with NYL to cede 100% quota share (“QS”) of the Company’s JHLICO Closed Block policies (“NYL 100% Coinsurance”). In addition, NYL agreed to retrocede 40% QS of the same policy risks back to the Company under a coinsurance funds withheld (“FWH”) agreement (“NYL 40% FWH Retrocession”). Collectively, these agreements are known as the NYL Agreements. The NYL 100% Coinsurance keeps the assets supporting the JHLICO Closed Block together in NYL, and the NYL 40% FWH Retrocession adjusts the net reinsurance to NYL to 60% of the JHLICO Closed Block policies at risk.

In conjunction with the NYL Agreements, the existing 100% coinsurance FWH agreement which retrocedes the JHLICO Closed Block New York business back to the Company from JHNY was recaptured. In addition, the 90% modified coinsurance FWH treaty with MRBL was also recaptured. The recaptures were necessary to complete the NYL Agreements, because the policies under these agreements are the same policies at risk under the NYL Agreements.

The table below consists of the impact of the 2018 Reinsurance Group of America (“RGA”) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(2,790)
Benefits ceded, net	(134)
Other reinsurance receivable	24
Other amounts payable on reinsurance	-

Effective July 1, 2018, the Company entered into a coinsurance agreement with RGA to cede 100% quota share (“QS”) of a significant block of individual payout annuities. The transaction was structured such that the Company transferred the policy liabilities of $2,520 million and related invested assets of $2,829 million. The Company incurred a pre-tax loss of $72 million net of realized capital gains, including a ceding commission paid of $33 million, and a decrease of $43 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table below consists of the impact of the 2012 RGA Agreement:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(2)	$(3)	$(392)
Benefits ceded, net	(407)	(418)	(467)

Other reinsurance receivable	72	68	73
Other amounts payable on reinsurance	-	-	-

Effective April 1, 2012, the Company entered into a coinsurance agreement with RGA to cede its fixed deferred annuities at 90% quota share (“QS”). Subsequently, the treaty increased to 100% QS effective February 29, 2016. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

The table below consists of the impact of the Jackson National Life Insurance Company (“Jackson’) Agreement:

Year ended December 31,
2018

(in millions)
Premiums ceded, net	$(5,317)
Benefits ceded, net	(134)
Funds held by or deposited with reinsured companies	-

Other reinsurance receivable	20
Other amounts payable on reinsurance	-

Effective October 1, 2018, the Company entered into 100% quota share coinsurance agreement with Jackson, a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy group pay-out annuities. The transaction was structured such that the Company transferred the policy liabilities of $4,292 million and related invested assets of $5,400 million. The Company incurred a pre-tax loss of $914 million net of realized capital gains, including a ceding commission paid of $222 million, and a decrease of $699 million to statutory surplus. Under the terms of the agreement, the Company will maintain responsibility for servicing the policies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

Affiliated Reinsurance

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHNY:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded, net	$(167)	$(177)	$(183)
Benefits ceded, net	(408)	(424)	(427)

Funds held by or deposited with reinsured companies	-	-	-
Other reinsurance receivable	39	46	41
Other amounts payable on reinsurance	5	4	9

Treaty settlement received (paid)*	208	227	246
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On January 1, 2010, the assets supporting the policyholders who reside in the state of New York (“NY business”) were transferred to JHNY from the Company. The transfer included participating traditional life insurance, variable universal life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions.

The NY business related to participating traditional life insurance policies was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance FWH agreement. JHNY retained the invested assets supporting this block of business. As previously noted, the coinsurance FWH agreement was recaptured effective July 1, 2015. The NY business related to variable universal life was reinsured through coinsurance and modified coinsurance. The NY business related to universal life was transferred from the Company to JHNY under coinsurance agreements.

The NY business related to a majority of the fixed deferred annuity business was transferred from the Company to JHNY under an assumption reinsurance agreement. The NY business related to variable annuities and some participating pension contracts where assets were held in separate accounts were reinsured through modified coinsurance. The NY business related to fixed deferred and immediate annuities and participating pension contracts was transferred from the Company to JHNY under a coinsurance agreement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, JHRECO:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(501)	$(256)	$(517)
Premiums ceded, impact of treaty recaptured	-	3,718	-
Benefits ceded	(573)	(782)	(836)

Other reinsurance receivable	13	2	-
Other amounts payable on reinsurance	-	-	24
Funds withheld from reinsured companies	7,131	7,048	-
Funds withheld from unauthorized reinsurers	-	-	7,236
Treaty settlement received (paid)*	20	(8)	(594)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company also reinsures a portion of the risk related to certain annuity policies. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. On October 1, 2017, the Company recaptured the payout annuity policies with JHRECO. The recapture resulted in pre-tax income of $708 million and an increase in surplus, net of tax, of $460 million.

The Company reinsures a large portion of the Long-Term Care (“LTC”) risk under a single accounting and capital regime, which helps to manage JHUSA’s overall risk profile and reduce strain on statutory surplus. JHUSA’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, The Office of the Superintendent of Financial Institution (“OSFI”), and reports its results on a consolidated International Financial Reporting Standards (“IFRS”) basis. As such, the agreement has no impact on the parent company financial results.

JHRECO does not retrocede any risks to a third party or affiliates. The risks assumed by JHRECO are solely the responsibility of JHRECO, but they are also retained within the parent company group. Reserve credits taken were $9,038 million and $8,644 million at December 31, 2018 and 2017, respectively. On December 31, 2017, JHRECO changed its domiciliary jurisdiction from Bermuda to the state of Michigan. As a result of the re-domestication of JHRECO, collateral was no longer required as of December 31, 2017. Total amount of funds withheld (including capital) on behalf of the captive reinsurer that back the long-term care liabilities was $7,131 million and $7,048 million at December 31, 2018 and 2017, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The available and required capital in the table below represent JHRECO’s capital position on a NAIC basis at December 31, 2018 and 2017.

	Years ended December 31,
	2018	2017

	(in millions)
Available Capital	$2,085	$1,884
Required Capital	$323	$262
RBC Ratio	646%	718%

JHUSA’s Authorized Control Level (“ACL”) Risk Based capital impact on recapture of the LTC reinsurance agreement at December 31, 2018 and 2017 is as follows:

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2018	$11,404	$1,425	800%
Impact of JHRECO LTC Recapture	470	232	-83%

Capital Gross of JHRECO LTC Cession	$11,874	$1,657	717%

	Available Capital	Required Capital	RBC Ratio

	(in millions)
As reported at December 31, 2017	$10,761	$1,266	850%
Impact of JHRECO LTC Recapture	854	189	-52%

Capital Gross of JHRECO LTC Cession	$11,615	$1,455	798%

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRBL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(3,763)	$(3,320)	$(3,978)
Benefits ceded	(10,700)	(11,653)	(10,494)

Other reinsurance receivable	185	25	-
Other amounts payable on reinsurance	660	389	605
Funds withheld from unauthorized reinsurers	7	-	227

Treaty settlement received (paid)*	178	480	(142)
*	Treaty settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company reinsures 87% of certain group annuity contracts in-force with MRBL. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider.

The Company reinsures 90% of a significant block of variable annuity contracts in-force with MRBL. All substantial risks, including all guaranteed benefits (GMDB, Guaranteed Minimum Income Benefit (“GMIB”), and GMWB), related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance FWH. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Statements of Operations.

The Company’s indirect parent company, MFC, is regulated on a global basis by the Canadian insurance regulator, OSFI, and reports on a consolidated IFRS basis. The Company utilizes a dynamic hedging program to manage risks on an economic basis. The IFRS accounting for these derivatives aligns with MFC’s market-based reserving regime. The US statutory accounting and reserving framework does not provide appropriate alignment of economic risk management strategies (hedging) and associated reserve methodologies. The treaty with MRBL provides a mechanism to allow management of the majority of the variable annuity risk under a single consolidated reserve and capital regime, rather than managing the block simultaneously under two very diverse frameworks.

As a coinsurance / modified coinsurance treaty, MRBL holds $1,989 million and $1,873 million as a coinsurance reserve and JHUSA holds $420 million and $109 million as a modified coinsurance reserve at December 31, 2018 and 2017, respectively. The IFRS reserves that MRBL holds for variable annuities are similar in concept to AG43. The calculations are a real-world stochastic calculation at CTE(70), based on the guaranteed benefits and fees in isolation rather than the whole contract, including the cash flows generated from the dynamic hedging program and including margins for adverse deviation. The real-world stochastic scenarios are subject to Canadian Institute of Actuaries equity and bond fund return calibration criteria. Reserve credits taken were $7 million and $0 million at December 31, 2018 and 2017, respectively, and there is no supporting collateral.

MRBL does not retrocede any risks to a third party. The risks assumed by MRBL are solely the responsibility of MRBL, but they are also retained within MFC. This transaction has no impact on MFC’s financial statements as it reports its risks on a consolidated basis.

On September 30, 2018, the Company entered into a combination coinsurance and modified coinsurance agreement with MRBL to cede 95% of certain single life and survivorship variable universal life products. The transactions included the transfer from JHUSA of $662 million of policy liabilities. The transactions resulted in a pre-tax gain of $500 million, including a ceding commission received of $500 million, and an increase in surplus of $395 million net of tax, which was deferred and will be amortized over a period of approximately 20 years.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The Company entered into a Stop Loss Reinsurance Agreement with MRBL, effective April 1, 2017, simultaneous with entering into a coinsurance with partial funds withheld agreement with MMRC, as described below.

The table and commentary below consist of the impact of the reinsurance agreements with an affiliate, MRL:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(133)	$(255)	$(298)
Benefits ceded	(595)	(545)	(468)

Other reinsurance receivable	-	-	5
Other amounts payable on reinsurance	7	7	-
Funds withheld from unauthorized reinsurers	329	66	-
Treaty settlement received (paid)*	(30)	(28)	(74)

*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

The Company entered into a coinsurance/modified coinsurance agreement with an affiliate, MRL, to reinsure 90% of all risks not already reinsured to third parties on various universal life contracts effective December 15, 2000. Subsequent amendments added further UL and some term contracts. The Company amended the agreement during 2014 to simplify treaty administration and to modify the structure of the treaty to a modified coinsurance FWH structure.

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, JHLH:

	Years ended December 31,
	2018	2017	2016

	(in millions)
Premiums ceded	$(28)	$(27)	$(28)
Premiums assumed	-	-	241
Benefits ceded	(22)	(19)	(10)
Benefits assumed	19	22	8

Other reinsurance receivable	-	-	1
Other amounts payable on reinsurance	5	7	-
Funds withheld from authorized reinsurers	-	-	3
Treaty settlement received (paid)*	(23)	(28)	7

* Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

On December 31, 2016, the Company entered into a coinsurance agreement with an affiliate, JHLH, to reinsure 100% of a block of single premium universal life policies. The transaction included the transfer from JHLH of $282 million of invested assets and $241 million in net policy liabilities. The transaction resulted in a pre-tax gain and ceding commission received of $36 million and an increase in surplus of $52 million, net of tax.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

8. Reinsurance - (continued)

The table and commentary below consist of the impact of the reinsurance agreement with an affiliate, MMRC:

	Year ended December 31,
	2018	2017

	(in millions)
Premiums ceded	$(135)	$(373)
Premiums assumed	-	-
Benefits ceded	(17)	(14)
Benefits assumed	-	-

Other reinsurance receivable	-	-
Other amounts payable on reinsurance	22	18
Funds withheld from authorized reinsurers	102	50
Treaty settlement received (paid)*	(68)	(55)
*	Treaty settlement consisted primarily of ceded investment income, ceded benefit payments and ceded statutory reserves.

Effective April 1, 2017, the Company entered into a coinsurance with partial FWH agreement with an affiliate, MMRC, to reinsure 100% of the Company’s in-force single-life term life insurance policies and related riders, for certain policy years. The transaction included the transfer to MMRC of $284 million in net policy liabilities. Also, the Company recognized $33 million of FWH liabilities. The transactions resulted in a pre-tax gain of $251 million, including a ceding commission received of $252 million, and an increase in surplus of $163 million, net of tax, which was deferred and will be amortized over a period of approximately 15 years. Subsequent amendment added additional term contracts.

The reinsurance agreement with MMRC was entered into to address the surplus strain caused by the excess of XXX NAIC reserves over the VM-20 reserve levels. This transaction was within the scope of Actuarial Guideline 48, the NAIC Term Life and Universal Life with Secondary Guarantees (XXX/AXXX) Credit for Reinsurance Model Regulation (“AG 48”). In accordance with the terms of AG 48, the obligations of MMRC under the reinsurance agreement are supported by a FWH account and a credit-linked note. The FWH account is funded with assets meeting the definition of “Primary Security” under AG 48 and in an amount equal to or in excess of the VM-20 reserve. The credit-linked note is in the amount of the excess of the statutory reserves over the then current “Required Level of Primary Security”.

The Company did not commute any material ceded reinsurance in 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes

The components of the net deferred tax asset/(liability) are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
(a) Gross deferred tax assets	$1,674	$67	$1,741
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	1,553	67	1,620
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	1,553	67	1,620
(f) Deferred tax liabilities	1,628	69	1,697

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(75)	$(2)	$(77)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
(a) Gross deferred tax assets	$2,432	$63	$2,495
(b) Statutory valuation allowance adjustments	121	-	121

(c) Adjusted gross deferred tax assets (a - b)	2,311	63	2,374
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	2,311	63	2,374
(f) Deferred tax liabilities	2,289	72	2,361

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$22	$(9)	$13

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
(a) Gross deferred tax assets	$(758)	$4	$(754)
(b) Statutory valuation allowance adjustments	-	-	-

(c) Adjusted gross deferred tax assets (a - b)	(758)	4	(754)
(d) Deferred tax assets nonadmitted	-	-	-

(e) Subtotal net admitted deferred tax asset (c - d)	(758)	4	(754)
(f) Deferred tax liabilities	(661)	(3)	(664)

(g) Net admitted deferred tax asset / (net deferred tax liability) (e - f)	$(97)	$7	$(90)

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $121 million for the year ended December 31, 2018. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2027, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

The amount of adjusted gross deferred tax assets admitted under each component and the resulting increase in deferred tax assets by character are as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital	(3) (Col 1 + 2) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$65	$65
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	649	-	649
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	649	-	649
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,328	-	1,328
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	904	2	906

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$1,553	$67	$1,620

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	December 31, 2017
	(4) Ordinary	(5) Capital	(6) (Col 4 + 5) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$53	$53
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	742	-	742
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	742	-	742
2. Adjusted gross deferred tax assets allowed per limitation threshold.	1,212	-	1,212
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	1,569	10	1,579

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$2,311	$63	$2,374

	Change
	(7) (Col 1 - 4) Ordinary	(8) (Col 2 - 5) Capital	(9) (Col 7 + 8) Total

	(in millions)
2. Admission calculation components SSAP No. 101

(a) Federal income taxes paid in prior years recoverable through loss carrybacks.	$-	$12	$12
(b) Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from 2(a) above) after application of the threshold limitation. (The lesser of 2(b)1 and 2(b)2 below)	(93)	-	(93)
1. Adjusted gross deferred tax assets expected to be realized following the Balance Sheet date.	(93)	-	(93)
2. Adjusted gross deferred tax assets allowed per limitation threshold.	116	-	116
(c) Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2(a) and 2(b) above) offset by gross deferred tax liabilities.	(665)	(8)	(673)

(d) Deferred tax assets admitted as the result of application of SSAP No. 101. Total (2(a) + 2(b) + 2(c))	$(758)	$4	$(754)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	2018	2017

	(in millions)
(a) Ratio percentage used to determine recovery period and threshold limitation amount	800%	849%
(b) Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above	$8,854	$8,082

Impact of tax planning strategies is as follows:

	December 31, 2018
	(1) Ordinary	(2) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$1,553	$67
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$1,553	$67
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

	December 31, 2017
	(3) Ordinary	(4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$2,311	$63
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$2,311	$63
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Change
	(5) (Col 1 - 3) Ordinary	(6) (Col 2 - 4) Capital

	(in millions)
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets by tax character as a percentage.
1. Adjusted Gross DTAs Amount From Note 9A1(c)	$(758)	$4
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%
3. Net Admitted Adjusted Gross DTAs Amount from Note 9A1(e)	$(758)	$4
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Attributable To The Impact of Tax Planning Strategies	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance.

There are no unrecognized deferred tax liabilities for amounts described in ASC 740-10-25-3.

Current income taxes incurred consist of the following major components:

	Years Ended December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
1. Current income tax
(a) Federal	$(725)	$446	$(1,171)
(b) Foreign	-	-	-

(c) Subtotal	(725)	446	(1,171)
(d) Federal income tax on net capital gains	396	243	153
(e) Utilization of capital loss carryforwards	-	-	-
(f) Other	-	-	-

(g) Federal and foreign income taxes incurred	$(329)	$689	$(1,018)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are as follows:

	December 31,
	(1) 2018	(2) 2017	(3) (Col 1 - 2) Change

	(in millions)
2. Deferred tax assets:
(a) Ordinary:
(1) Discounting of unpaid losses	$-	$-	$-
(2) Unearned premium reserve	-	-	-
(3) Policyholder reserves	654	1,489	(835)
(4) Investments	72	88	(16)
(5) Deferred acquisition costs	412	357	55
(6) Policyholder dividends accrual	53	49	4
(7) Fixed assets	-	-	-
(8) Compensation and benefits accrual	34	28	6
(9) Pension accrual	17	16	1
(10) Receivables - nonadmitted	54	48	6
(11) Net operating loss carryforward	35	-	35
(12) Tax credit carry-forward	333	329	4
(13) Other (including items <5% of total ordinary tax assets)	10	28	(18)

(99) Subtotal	$1,674	$2,432	$(758)
(b) Statutory valuation allowance adjustment	121	121	-
(c) Nonadmitted	-	-	-

(d) Admitted ordinary deferred tax assets (2(a)(99) - 2(b) - 2(c))	$1,553	$2,311	$(758)
(e) Capital:
(1) Investments	$67	$63	$4
(2) Net capital loss carryforward	-	-	-
(3) Real estate	-	-	-
(4) Other (including items <5% of total capital tax assets)	-	-	-

(99) Subtotal	$67	$63	$4
(f) Statutory valuation allowance adjustment	-	-	-
(g) Nonadmitted	-	-	-

(h) Admitted capital deferred tax assets (2(e)(99) - 2(f) - 2(g))	$67	$63	$4
(i) Admitted deferred tax assets (2(d)+2(h))	$1,620	$2,374	$(754)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

3. Deferred tax liabilities:
(a) Ordinary:
(1) Investments	$1,150	$1,178	$(28)
(2) Fixed assets	18	18	-
(3) Deferred and uncollected premium	9	9	-
(4) Policyholder reserves	324	934	(610)
(5) Other (including items <5% of total ordinary tax liabilities)	127	150	(23)

(99) Subtotal	$1,628	$2,289	$(661)
(b) Capital:
(1) Investments	$69	$72	$(3)
(2) Real estate	-	-	-
(3) Other (including items <5% of total capital tax liabilities)	-	-	-

(99) Subtotal	$69	$72	$(3)

(c) Deferred tax liabilities (3(a)(99) + 3(b)(99))	$1,697	$2,361	$(664)

4. Net deferred tax assets/liabilities (2(i) - 3(c))	$(77)	$13	$(90)

The change in net deferred income taxes is comprised of the following:

	December 31,
	2018	2017	Change

	(in millions)
Total deferred tax assets	$1,620	$2,374	$(754)
Total deferred tax liabilities	1,697	2,361	(664)

Net deferred tax assets (liabilities)	$(77)	$13	$(90)

Tax effect of unrealized gains and losses			137
Tax effect of unrealized foreign exchange gains (losses)			5
Other			(215)

Change in net deferred income taxes			$(17)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate of 21% for 2018 and 35% for 2017 and 2016 to income before income tax (including realized capital gains). The significant items causing this difference are as follows:

	Years Ended December 31,
	2018	2017	2016

	(in millions)
Ordinary provisions computed at statutory rate	$(7)	$962	$294
Net realized capital gains (losses) before IMR at statutory rate	153	253	(173)
Change in nonadmitted assets	-	-	-
Reinsurance	77	22	(47)
Valuation allowance	-	-	71
Tax-exempt income	1	(22)	(16)
Nondeductible expenses	2	1	(1)
Foreign tax expense gross up	5	8	8
Amortization of IMR	(138)	(68)	(78)
Tax recorded in surplus	14	68	(4)
Dividend received deduction	(159)	(184)	(183)
Investment in subsidiaries	(18)	(25)	(25)
Prior year adjustment	(69)	(151)	(54)
Tax credits	(23)	(24)	(26)
Change in tax reserve	33	4	(200)
Pension	-	-	-
Tax rate change	(185)	570	-
Other	2	1	(1)

Total	$(312)	$1,415	$(435)

Federal and foreign income taxes incurred	$(725)	$446	$(121)
Capital gains tax	396	243	496
Change in net deferred income taxes	17	726	(810)

Total statutory income tax expense (benefit)	$(312)	$1,415	$(435)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

As of December 31, 2018, the Company had the following carry forwards:

	Origination Year	Expiration Year	Amount

	(in millions)
Affordable housing tax credits	2001	2021	$1
	2002	2022	1
	2003	2023	1
	2004	2024	1
	2005	2025	1
	2006	2026	2
	2007	2027	23
	2008	2028	57
	2009	2029	54
	2010	2030	47
	2011	2031	41
	2012	2032	32
	2013	2033	21
	2014	2034	12
	2015	2035	5
	2016	2036	3
	2017	2037	1
	2018	2038	-

			$303

Net Operating Losses	2008	2023	$-
	2009	2024	-
	2010	2025	-
	2013	2028	-
	2014	2029	-
	2018		35

			$35

Foreign Tax Credits	2006	2016	$-
	2007	2017	-
	2008	2018	-
	2009	2019	-
	2010	2020	-
	2011	2021	-
	2012	2022	-
	2013	2023	-
	2014	2024	-
	2015	2025	-
	2016	2026	-
	2017	2027	-
	2018	2028	23

			$23

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

	Origination Year	Expiration Year	Amount

	(in millions)
Other credits	2000	2020	$-
	2001	2021	-
	2002	2022	-
	2003	2023	-
	2004	2024	-
	2005	2025	-
	2006	2026	-
	2007	2027	-
	2008	2028	-
	2009	2029	-
	2010	2030	-
	2011	2031	-
	2012	2032	-
	2013	2033	2
	2014	2034	2
	2015	2035	3
	2016	2036	-

			$7

With the enactment of the Tax Cuts and Jobs Act on December 22, 2017, the net operating loss carryback provision was repealed effective January 1, 2018. The federal income taxes incurred on capital gains available for recoupment in the event of future net capital losses were $0 million, $323 million and $0 million for the years 2018, 2017 and 2016 respectively.

The Company has no deposits under Section 6603 of the Internal Revenue Code.

The Company is included in the consolidated federal income tax return of JHFC with the following entities:

Essex Corporation	John Hancock Insurance Agency Inc.
Farmland Management Services, Inc.	John Hancock Leasing Corp.
Guide Financial, Inc.	John Hancock Life Insurance Company of New York
Hancock Farmland Services, Inc.	John Hancock Life & Health Insurance Company
Hancock Forest Management Inc.	John Hancock Natural Resource Corp.
Hancock Natural Resource Group Inc.	John Hancock Realty Advisors Inc.
JH 575 Rengstorff LLC	John Hancock Realty Mgt. Inc.
JH Hostetler LLC	John Hancock Signature Services Inc.
JH Kearny Mesa 5 LLC	Manulife Holding (USA) LLC
JH Kearny Mesa 7 LLC	Manulife (Michigan) Reassurance Company
JH Kearny Mesa 9 LLC	Manulife Reinsurance (Bermuda) Limited
JH Networking Insurance Agency Inc.	Manulife Reinsurance Limited
JH Ott LLC	Manulife Service Corporation
JH Tulare 8 LLC	MCC Asset Management Inc.
JHFS One Corp.	PT Timber Inc.
John Hancock Assignment Company	Signator Insurance Agency Inc.
John Hancock Financial Corporation	Signator Investors Inc.
John Hancock Financial Network Inc.	The Manufacturers Investment Corporation

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company’s income tax expense (benefit) is computed as if the Company filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized by the consolidated group. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

Taxes receivable from (payable to) affiliates are ($47) million and ($156) million at December 31, 2018 and 2017, respectively, and are included in other assets or current federal income taxes payable on the Balance Sheets.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the Internal Revenue Service (“IRS”). Effective for 2010, the Company’s common parent, JHFC, merged into Manulife Holdings (Delaware) LLC (“MHDLLC”) resulting in a new combined group. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years through 2009 have been closed. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2009. On March 30, 2016, the Company and the IRS finalized an agreement for tax years 2002-2009. The agreement applies the U.S. Tax Court’s opinion on the Company’s tax treatment of certain leveraged lease investments pertaining to tax years 1997-2001. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

In August 2017, the Company received and signed an IRS Revenue Agent Report for tax years 2010-2013. Tax years 2014 and forward are open under the statute of limitations.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2018	2017

	(in millions)
Balance at beginning of year	$60	$37
Additions based on tax positions related to the current year	2	14
Payments	-	-
Additions for tax positions of prior years	48	22
Reductions for tax positions of prior years	(2)	(13)

Balance at end of year	$108	$60

Included in the balances as of December 31, 2018 and 2017, are $108 million and $75 million, respectively, of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2018 and 2017, are ($1) million and ($16) million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company’s liability for unrecognized tax benefits is not expected to materially change in the next twelve months.

The Company recognizes interest accrued related to unrecognized tax benefits and penalties in income tax expense in the Statements of Operations. The Company recognized approximately ($3) million, ($10) million, and ($177) million of interest expense / (benefit) for the years ended December 31, 2018, 2017 and 2016, respectively. The Company had approximately $6 million and $6 million accrued for interest as of December 31, 2018 and 2017, respectively. The Company did not recognize any material penalties for the years ended December 31, 2018, 2017 and 2016.

The Company reported a Repatriation Transition Tax liability in the amount of $1 million for 2017. This amount was fully remitted to the IRS with the filing of the 2017 federal income tax return.

As of December 31, 2017, the Company reported an Alternative Minimum Tax (AMT) Credit carryforward of $485 million, all of which was recorded as a current tax recoverable. The Company expects to recover $243 million of this balance with the filing of its 2018 tax return, while the remaining $242 million is expected to be recovered in 2019 through 2021.

With the enactment of the Tax Cuts and Jobs Act (the “Act”) on December 22, 2017, the Company applied existing guidance to the best available information in the recording of its tax provisions reflected in the 2017 financial statements. In 2018, the Company completed its analysis on the income tax effects of the Act and adjusted its provisional amounts accordingly. The Company updated policy level tax reserves and reflected impacts of $108 million in its temporary differences for Actuarial Liabilities in both deferred tax assets and deferred tax liabilities. The transitional deferred tax liability is being amortized into taxable income over 8 years, in the amount of $13 million per year. In addition, with the completion of the 2017 tax return,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

9. Federal Income Taxes - (continued)

the Company recorded all provision to return adjustments of which ($185) million impacted the effective tax rate related to the revaluation of deferred tax assets and liabilities from 35% to 21%.

10. Capital and Surplus

There are no restrictions placed on the Company’s unassigned surplus other than restrictions on dividend payments described below.

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations excluding realized capital gains and (losses) for the 12 month period ending December 31 of the immediately preceding year. For the years ended December 31, 2018, 2017 and 2016, the Company paid ordinary dividends of $600 million, $807 million and $0 million and extraordinary dividends of $0 million, $93 million, and $0 million to its parent company MIC, respectively.

Life/health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2018 and 2017, based on calculations pursuant to those requirements, the Company’s total adjusted capital exceeds the company action level RBC.

The Company has surplus notes described below in the amount of $585 million outstanding as of December 31, 2018. During 2016, $405 million was repaid. The issuance of the surplus notes was approved by the insurance regulators with the following repayment conditions and restrictions: payment of principal and accrued interest otherwise required or permissible cannot be made unless approved by the Board of Directors, approved in writing by the Director, and the Company has sufficient earned surplus or such other funds as may be approved by the Director available for such payment.

Surplus notes in the amount of $450 million were issued on February 25, 1994, for cash pursuant to Rule 144A under the Securities Act of 1933. 100% of the issued and outstanding surplus notes are represented by a global note registered in the name of a nominee of the Depository Trust Company. The interest rate is fixed at 7.375%, and interest is payable semi-annually. The notes mature on February 15, 2024. Interest expense was $33 million for years ended December 31, 2018, 2017 and 2016. Total interest paid through December 31, 2018 was $813 million.

Pursuant to two subordinated surplus notes dated September 30, 2008, the Company borrowed the respective amount of $295 million and $110 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The interest rate is fixed at 7% per annum and is payable semi-annually. The surplus notes which were to have matured on March 31, 2033 were repaid on November 1, 2016. For the year ended December 31, 2016, the combined interest expense on the notes was $31 million.

Pursuant to an amended and restated subordinated surplus note dated September 30, 2008, the Company borrowed $136 million from JHFC. Interest is calculated and reset quarterly at a fluctuating rate equal to 3-month LIBOR plus 125 basis points and is payable semi-annually. The note which was to have matured on December 15, 2016 was extended to December 14, 2021. Interest expense was $5 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. Total interest paid through December 31, 2018 was $24 million.

Under Michigan State liquidation statutes, the claims of the Depository Trust Company and JHFC (“the surplus noteholders”) come before those of the Company’s shareholders. There is no preferential treatment in claims between the surplus noteholders.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay a fee for services received under the agreement which includes legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreement were $296 million, $347 million, and $329 million, respectively, for the years ended December 31, 2018, 2017 and 2016.

The Company has Administrative Service Agreements with its subsidiaries and affiliates whereby the Company will be reimbursed for operating expenses incurred by the Company. Services provided under the agreement include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations or total average daily net assets. The amounts earned under the agreements were $748 million, $767 million, and $811 million for the years ended December 31, 2018, 2017 and 2016, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets and Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Other

During 2018, 2017 and 2016, respectively, the Company received dividends of $28 million, $31 million, and $34 million from John Hancock Investment Management Services LLC, $83 million, $72 million, and $71 million from JHD, $100 million, $0 million, and $0 million from JHNY, $0 million, $0 million, and $0 million from JHLH, $404 million, $231 million, and $214 million from John Hancock Subsidiaries, LLC (“JHS LLC”), and $0 million, $0 million, and $19 million from John Hancock Partnership Holdings I & II, $1 million, $10 million, and $0 million from CLA CRE Opportunity Fund I LP and $27 million, $0 million and $0 million from CIP / MCRT Longview Meadows LLC (“Concord Mews”). These dividends are included in the Company’s net investment income.

During 2018 and 2017, the Company made a capital contribution of $0 million and $0 million to JHS LLC.

The Company did not make a capital contribution to its wholly-owned subsidiary, MMRC in 2018. During 2017, the Company made a capital contribution of $40 million to MMRC, in exchange for one hundred and one shares of the common stock of MMRC.

During 2018 and 2017, the Company received a return of capital of $80 million and $0 million from its 91% ownership of Concord Mews.

The Company did not own any shares of the stock of its parent, MIC, or its ultimate parent, MFC at December 31, 2018 and 2017, respectively.

The Company did not recognize any impairment write-down for its investment in subsidiaries, controlled or affiliated companies for the years ended December 31, 2018, 2017 and 2016, respectively.

The Company is the owner and beneficiary of corporate owned life insurance (“COLI”) policies issued by JHLH. The asset balances equal to the cash surrender value of the internal COLI policies was $572 million and $558 million at December 31, 2018 and 2017, respectively.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. Dollar

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

London Inter-Bank Bid Rate (“LIBID”) and interest payable on Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in the Company’s Liquidity Pool:

	December 31,
	2018	2017

	(In millions)
The Manufacturers Investment Corporation	$66	$134
John Hancock Financial Corporation	113	114
Manulife Reinsurance Limited	17	56
Manulife Reinsurance (Bermuda) Ltd.	141	111
Manulife (Michigan) Reassurance Company	6	4
John Hancock Life & Health Insurance Company	159	180
John Hancock Reassurance Company, Ltd.	91	179
John Hancock Life Insurance Company New York	293	170
John Hancock Investment Management Services LLC	25	23
John Hancock Subsidiaries LLC	24	31
John Hancock Insurance Agency, Inc.	5	5
Essex Corporation	1	-
JH Signature Services Inc.	9	8
JH Partnership Holdings I, II LP	-	7
John Hancock Realty Advisors	6	2
JH Advisors LLC	47	66
Manulife Asset Management (US) LLC	35	76
Hancock Capital Investment Management LLC	15	11
John Hancock RPS, LLC	41	31
The Berkeley Financial Group, LLC	2	2
Manulife Holdings (USA), LLC	-	-
Signator Insurance Agency, Inc.	11	11
JH Networking Insurance Agency, Inc.	4	5
John Hancock Administrative Services LLC	-	-
John Hancock Financial Network, Inc.	45	1
Hancock Natural Resource Group, Inc.	68	30
Hancock Forest Management, Inc.	5	5
John Hancock Personal Financial Services, LLC	1	2
John Hancock Funding Company LLC	(9)	-

Total	$1,221	$1,264

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

11. Related Party Transactions - (continued)

guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes.

The Company also enters into debt and reinsurance transactions with its affiliates. Refer to the debt and reinsurance notes for further details.

12. Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments: The Company has extended commitments to purchase long-term bonds of $723 million, purchase other invested assets of $2,118 million, purchase real estate of $87 million, and issue agricultural and commercial mortgages of $152 million at December 31, 2018. If funded, loans related to real estate mortgages would be fully collateralized by related properties. Approximately 42% of these commitments expire in 2019.

There were no leasing arrangements that the Company entered into as lessee which could have a material financial effect.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. In conjunction with the September 25, 2018 sale of the home office property, the total lease commitment for future years related to the office ground lease was reduced by $343 million. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

Non-cancelable Operating Leases
(in millions)
2019	$9
2020	8
2021	5
2022	3
2023	3
Thereafter	16

Total	$44

The Company does not have any sublease income related to its office space.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

As of December 31, 2018, the Company recorded a restructuring charge of approximately $56 million, net of tax, primarily related to a voluntary early retirement program as well as costs to optimize our real estate footprint in the United States.

Guarantees: In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under statutory accounting principles.

The Company has issued guarantee agreements pursuant to which the Company guarantees the obligations of JHNY and JHLH under the OTC International Swaps and Derivatives Association, Inc. (“ISDA”) cleared and exchange-traded derivative agreements and transactions entered into by JHNY and JHLH with external counterparties. The ISDA guarantees are subject to an overall limit of $1 billion of Potential Future Exposure, using a three-week and 95% confidence parameters, in calculating the counterparty risk exposure.

The Company is party to a financial support agreement with JHLH pursuant to which it has agreed to maintain JHLH’s capital level such that its risk-based capital ratio shall be at or above 225% of the company action level annually. In addition,

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

12. Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

under the terms of the financial support agreement, the Company undertakes to provide sufficient liquidity to enable JHLH to make timely payment of its contractual obligations.

Contingencies: The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion effectively ruling in the government’s favor in the litigation between John Hancock and the IRS involving the tax treatment of John Hancock’s investment in certain leveraged leases. On March 30, 2016, the Company and the IRS finalized an agreement determining the impact of the decision on tax years subsequent to the years that were decided by the Court. There was no material impact to the Company’s financial position or results of operations as a result of the agreement.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

The Company is subject to insurance guaranty fund laws in the states in which it does business. Pursuant to these laws, insurance companies are assessed, and required to make periodic payments, to be used to pay benefits to policyholders and claimants of insolvent or rehabilitated insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Legal Proceedings: The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, the Michigan Attorney General, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

A class action against the Company is pending in the U.S. District Court for the Southern District of New York (the “Southern District of NY”) in which claims are made that the Company breached, and continues to breach, the contractual terms of certain universal life policies issued between approximately 1990 and 2006 by including impermissible charges in its cost of insurance (“COI”) calculations and certain other rider charges. The Company believes that its COI calculations have been, and continue to be, in accordance with the terms of the policies. In May 2018, the parties agreed to the financial terms of a settlement in the amount of $91 million. On November 1, 2018, the court granted preliminary approval of the $91 million settlement for Besen and scheduled a fairness hearing for February 19, 2019. Distribution of notice of the settlement to the class commenced on December 26, 2018. A similar class action based on the same policy language in dispute in the case pending in New York had been pending in California. The parties have settled all claims alleged in the California action. On May 8, 2018, the court granted final approval of the settlement, and the settlement amount of $60 million has been paid.

In June 2018, a class action was initiated against the Company in the Southern District of NY on behalf of owners of performance universal life policies issued between 2003 and 2009 whose policies are subject to a COI increase announced in 2018. In October 2018, an almost identical class action was initiated against the Company in the Southern District of New York. It was filed as a related case as the one filed in June and has been assigned to the same judge. Discovery has commenced in these cases and will continue through 2019. It is too early to assess the range of potential outcomes for these two related lawsuits.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

13. Annuity Actuarial Reserves

The Company’s annuity actuarial reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	December 31, 2018
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$522	$337	$1,385	$2,244	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	109,160	109,160	83%

Total with adjustment or at fair value	524	337	110,545	111,406	85%
At book value without adjustment (minimal or no charge or adjustment)	4,937	-	-	4,937	4%
Not subject to discretionary withdrawal	14,577	207	147	14,931	11%

Total (gross)	20,038	544	110,692	131,274	100%

Reinsurance ceded	10,830	-	-	10,830

Total (net)	$9,208	$544	$110,692	$120,444

	December 31, 2017
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	Percent of Total

	(in millions)
Subject to discretionary withdrawal:
With fair value adjustment	$448	$400	$1,720	$2,568	2%
At book value less current surrender charge of 5% or more	2	-	-	2	0%
At fair value	-	-	124,432	124,432	84%

Total with adjustment or at fair value	450	400	126,152	127,002	86%
At book value without adjustment (minimal or no charge or adjustment)	5,412	-	-	5,412	4%
Not subject to discretionary withdrawal	14,987	227	171	15,385	10%

Total (gross)	20,849	627	126,323	147,799	100%

Reinsurance ceded	4,526	-	-	4,526

Total (net)	$16,323	$627	$126,323	$143,273

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts

Separate accounts held by the Company include individual and group variable annuity and variable life products that offer guaranteed and non-guaranteed returns. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The deposits related to variable annuities generally provide a GMDB. For annuity products, this can take the form of either (a) return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary; or (d) a combination benefit of (b) and (c) above. The assets and liabilities of these accounts are carried at fair value. The GMDB reserve is held in the Company’s general account policy reserves.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance could purchase at then-current annuity purchase rates.

The Company sold contracts with a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The deposits related to the variable life insurance contracts are invested in separate accounts and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

The assets legally insulated from the general account are attributed to the following products/transactions:

Product/Transaction	Separate Account Legally Insulated Assets		Separate Account Not Legally Insulated Assets

	December 31,
	2018	2017	2018	2017

	(in millions)
Group Annuity Contracts (401K)	$78,443	$87,377	$-	$-
Variable and Fixed Annuities	29,250	35,552	21	23
Life Insurance	12,771	14,081	-	-
Fixed Products - Institutional and stable value fund	1,743	2,140	-	-
Fixed Products - Retail	26	26	351	413
Investments - Funds	1,526	1,555	-	-

Total	$123,759	$140,731	$372	$436

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

To compensate the general account for the risk taken, the separate account paid risk charges and amounts toward separate account guarantees as follows:

	Risk Charges Paid to General Account	Amounts toward Separate Account Guarantees

	(in millions)
2018	$210	$54
2017	$220	$62
2016	$231	$89
2015	$241	$59
2014	$252	$74

The Company had the following variable annuities with guaranteed benefits:

	December 31,
	2018	2017

	(in millions, except for ages)
Account value	$29,577	$36,044
Amount of reserve held	1,230	821
Net amount at risk - gross	7,778	4,817
Weighted average attained age	69	69

The following assumptions and methodology were used to determine the amounts above at December 31, 2018 and 2017:

•

Actuarial Guideline 43 (“AG 43”) is used in both years to determine the aggregate reserve for products falling under the scope. Assumptions used in the standard scenario are prescribed by the guideline. Assumptions used in the stochastic scenarios are detailed below.

•	The stochastically generated projection scenarios have met the scenario calibration criteria prescribed in AG 43.

•

In 2018 and 2017, annuity mortality is based on the Ruark Variable Annuity Table, which is based on an industry study of variable annuity deaths. The table is further adjusted by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

In 2018 and 2017, annuity base lapse rates vary by product, policy year, and rider type, where the lapse rates range from 0.5% to 40% for GMDB, GMIB and GMWB. In 2018 the base lapse rates also varied by utilizer status. These rates are dynamically reduced for guarantees that are in-the-money. Beginning in 2012, rates are also dynamically increased for GMWBs that are out-of-the-money.

•	For variable annuities, the swap curve at December 31 is used for discounting in both years.

•	For variable annuities, mean return, volatility and correlation assumptions are determined by indices, which have met the calibration criteria prescribed in AG 43.

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018	2017

	(in millions)
Type of Fund
Equity	$24,071	$28,880
Balanced	8,365	10,009
Bonds	5,615	6,381
Money Market	517	519

Total	$38,568	$45,789

Information regarding the separate accounts of the Company is as follows:

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Premiums, deposits and other considerations	$-	$14,007	$14,007	$-	$14,395	$14,395

Reserves for accounts with assets at:
Fair value	544	123,076	123,620	627	139,896	140,523
Amortized cost	-	-	-	-	-	-

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

14. Separate Accounts - (continued)

	December 31,
	2018			2017

	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total	Nonindexed Guarantee Less than or Equal to 4%	Nonguaranteed Separate Account	Total

	(in millions)
Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$337	$1,385	$1,722	$400	$1,720	$2,120
At book value without fair value adjustments and with current surrender charge of 5% or more	-	1,329	1,329	-	1,494	1,494
At fair value	-	118,543	118,543	-	134,740	134,740
At book value without fair value adjustments and with current surrender charge of less than 5%	-	1,671	1,671	-	1,771	1,771

Subtotal	337	122,928	123,265	400	139,725	140,125
Not subject to discretionary withdrawal	207	148	355	227	171	398

Total	$544	$123,076	$123,620	$627	$139,896	$140,523

Amounts transferred to and from separate accounts are as follows:

	December 31,
	2018	2017	2016

	(in millions)
Transfers to separate accounts	$15,071	$17,679	$17,163
Transfers from separate accounts	22,687	26,385	22,744

Net transfers to (from) separate accounts	$(7,616)	$(8,706)	$(5,581)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans

Retirement Plans: The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $26 million, $34 million, and $30 million in 2018, 2017 and 2016, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was not material for the years ended 2018, 2017 and 2016, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains a separate rabbi trust for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $308 million and $328 million at December 31, 2018 and 2017, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

During the year, the Company implemented its North American voluntary early retirement program. The program will result in the voluntary separation of 229 employees in the U.S. by the end of 2019. A curtailment loss of $7 million resulting from the program was recorded by MIC in earnings during the 4th quarter of 2018. This loss represents the change in net defined benefit and retiree welfare liabilities due to employees separating sooner and with different post-retirement benefits than had previously been assumed. The Company will recognize its allocation of the curtailment loss in earnings as payments to participants are made.

401 (k) Plans: The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was not material for the years ended 2018, 2017 and 2016, respectively.

Deferred Compensation Plan: The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2018 and 2017 was $108 million and $112 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan was not material as of December 31, 2018 and 2017 respectively.

Postretirement Benefit Plan: The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate the benefits earned; i.e., service cost, relating to participants employed by the Company. In addition, any difference between

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

15. Employee Benefit Plans - (continued)

actual cash paid for benefits to plan participants and benefits earned is recorded directly to unassigned surplus. The expense and charge to surplus for the John Hancock Employee Welfare Plan were not material for the years ended 2018, 2017 and 2016, respectively.

16. Lines of Credit, Consumer Notes and Affiliated Debt

Lines of Credit: At December 31, 2018, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which was extended to 2023. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

The Company had a committed line of credit agreement established by MLI totaling $1 billion. MLI committed, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. The committed line of credit expired on March 18, 2018.

At December 31, 2018, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2021. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2018. At December 31, 2018, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2018, the Company had a line of credit agreement established with JHS LLC totaling up to $120 million, which will expire February 15, 2022. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. At December 31, 2018, the Company had $115 million outstanding borrowings under the agreement with a fair value of $115 million. This loan replaced a senior note receivable for $30 million issued by JHS LLC during 2016, and additional advances of $25 million on February 15, 2017 and $60 million on May 21, 2018. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable annually. The combined interest income on the loans was $3 million and $1 million for the year ended December 31, 2018 and 2017.

Effective April 17, 2018, the Company entered into a committed line of credit agreement with John Hancock Funding Company LLC, (“JHFLLC”), a wholly-owned subsidiary of JHS LLC, totaling up to $400 million which will expire April 27, 2023. Under the agreement, the Company may loan funds, when requested, at prevailing interest rates as determined in accordance with the line of credit agreement. Interest on the loan is calculated at a fluctuating rate equal to the 360 day-year for the actual number of days elapsed and is payable quarterly. At December 31, 2018, the Company had no outstanding borrowings under the agreement.

Consumer Notes: The Company issued consumer notes through its SignatureNotes Program. SignatureNotes may be redeemed upon the death of the holder, subject to an annual overall program redemption limitation of 1% of the aggregate securities outstanding, or $1 million, or an individual redemption limitation of $200,000 of aggregate principal. SignatureNotes have a variety of issue dates, maturities, interest rates and call provisions. The notes payable balance as of December 31, 2018 and 2017 was $154 million and $197 million, respectively. Interest ranging from 4.9% to 6.0%. The notes are due in varying amounts to 2032.

Aggregate maturities of consumer notes are as follows: 2019-$16 million; 2020-$0 million; 2021-$0 million; 2022-$13 million; 2023-$33 million; and thereafter $92 million.

Interest expense on consumer notes, included in benefits to policyholders, was $10 million, $11 million, and $12 million in 2018, 2017 and 2016, respectively. Interest paid amounted to $8 million, $11 million, and $11 million in 2018, 2017 and 2016, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

Affiliated Debt: Pursuant to a demand note receivable dated September 30, 2008, the Company had $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. This note was reported as a nonadmitted asset at December 31, 2016 since the counterparty is the parent entity of the Company; however, this note continued to accrue interest throughout the duration of the contract as per the terms of the note. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $0 million, $7 million, and $7 million for the years ended December 31, 2018, 2017 and 2016, respectively. The demand note receivable was fully repaid on September 30, 2017.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan was calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and was payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 3, 2015, the maturity date was extended for a period of one year to June 28, 2016. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2015. On May 31, 2016, the maturity date was extended for a period of one year to June 28, 2017. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2016. On May 22, 2017, the maturity date was extended for a period of one year to June 28, 2018. Following the extension, the interest rate was amended and was calculated at a fluctuating rate equal to 3-month LIBOR plus 88 basis points per annum and was payable quarterly effective from June 28, 2017. Interest expense was $0 million, $3 million, and $3 million for the years ended December 31, 2018, 2017 and 2016, respectively. The promissory note was fully repaid as of December 31, 2017.

Pursuant to a senior note receivable dated December 9, 2014, the Company had $40 million outstanding with JHS LLC as of December 31, 2016. During 2017, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $25 million with a fair value of $25 million as of December 31, 2017. During 2018, JHS LLC repaid $15 million of the outstanding loan bringing the outstanding principal balance to $10 million with a fair value of $10 million as of December 31, 2018. The note matures on December 9, 2019. Interest on the loan is calculated at a fluctuating rate equal to the 3-month LIBOR rate plus 180 basis points per annum and is payable quarterly. Interest income was $1 million, $1 million, and $1 million for the years ended December 31, 2018, 2017 and 2016, respectively.

FHLB (Federal Home Loan Bank) Agreements: The Company is a member of the Federal Home Loan Bank of Indianapolis (FHLBI). The Company uses advances from the FHLBI as a part of its liquidity management program, and any funds obtained for this purpose would be accounted for as borrowed money.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

The following table indicates the aggregate amount of the FHLBI capital stock held related to the agreement:

	December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$430

	December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account

	(in millions)
(a) Membership stock - Class A	$-	$-	$-
(b) Membership stock - Class B	19	19	-
(c) Activity stock	-	-	-
(d) Excess stock	-	-	-
(e) Aggregate total	$19	$19	$-
(f) Actual or estimated borrowing capacity as determined by the insurer	$421

FHLBI membership stock of $0 million and $0 million was classified as not eligible for redemption for the years ended December 31, 2018 and 2017, respectively.

The following table indicates the collateral pledged to the FHLBI at the end of the year:

December 31, 2018
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Aggregate Total Borrowing

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total collateral pledged	$-	$-	$-

The following table indicates the maximum collateral pledged to the FHLBI during the year:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

16. Lines of Credit, Consumer Notes and Affiliated Debt - (continued)

December 31, 2018
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$-	$-	$-
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$-	$-	$-

December 31, 2017
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

(in millions)
(a) General account	$803	$755	$400
(b) Separate account	-	-	-

(c) Total maximum collateral pledged	$803	$755	$400

The following table represents the aggregate amount of borrowing from FHLBI:

December 31, 2018
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

December 31, 2017
	(1) (Col 2 +3) Total	(2) General Account	(3) Separate Account	(4) Funding Agreements Reserves Established

(in millions)
(a) Debt	$-	$-	$-	$-
(b) Funding agreements	-	-	-	-
(c) Other	-	-	-	-
(d) Aggregate total	$-	$-	$-	$-

The maximum amount of aggregate borrowings from FHLBI during 2018 was $0 million. The Company is not subject to any prepayment obligations under current borrowing agreements.

17. Closed Block

The Company operates a closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

17. Closed Block - (continued)

Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues.

Assets allocated to the closed block inure solely to the benefit of policyholders included in the closed block and will not revert to the benefit of the shareholders of the Company. In addition, if the assets allocated to the closed block and the revenues from the closed block business prove to be insufficient to pay the benefits guaranteed in the closed block, the Company will be required to make payments from its general funds in an amount equal to the shortfall.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior notification to or approval of the Insurance Department.

The excess of the closed block liabilities over the closed block assets represents the expected future post-tax contribution from the closed block which may be recognized in income over the period the policies and contracts in the closed block remain in force.

The following table sets forth certain summarized financial information relating to the JHUSA closed block.

	JHUSA
	2018	2017

	(in millions)
Assets:
Bonds	$2,222	$2,744
Stocks:
Preferred stocks	-	-
Common stocks	-	-
Mortgage loans on real estate	327	247
Real estate	661	704
Cash, cash equivalents and short-term investments	332	4
Policy loans	1,734	1,694
Other invested assets	407	248

Total cash and invested assets	5,683	5,641
Investment income due and accrued	110	102
Premiums due	4	5
Net deferred tax asset	32	73
Other closed block assets	372	46

Total closed block assets	$6,201	$5,867

Obligations:
Policy reserves	5,407	5,515
Policyholders’ and beneficiaries’ funds	58	60
Dividends payable to policyholders	304	322
Policy benefits in process of payment	61	71
Other policy obligations	6	1
Other closed block obligations	663	500

Total closed block obligations	$6,499	$6,469

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS – (CONTINUED)

18. Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2018 financial statements through April 3, 2019, the date the financial statements were issued.

The Company has a number of reinsurance agreements with Scottish Re (U.S.), Inc. (“SRUS”). On March 6, 2019, SRUS was declared impaired and placed into rehabilitation by the Delaware Chancery Court with the anticipation that a Plan of Rehabilitation that addresses and removes the causes of SRUS’s impairment be submitted to the Receiver and the Court for approval. In the event a Plan of Rehabilitation is not submitted and approved, the rehabilitation proceedings could convert into liquidation proceedings. As of December 31, 2018, the Company recorded a reserve credit and a reinsurance receivable of approximately $209 million and $33 million, respectively, related to the various agreements with SRUS.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H

December 31, 2018

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Audited Financial Statements

December  31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account H

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the table below that comprise John Hancock Life Insurance Company of New York Separate Account H (the “Separate Account”) as of December 31, 2018, and the related statements of operations and changes in contract owners’ equity for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts as of December 31, 2018, the results of its operations and changes in contract owners’ equity for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Subaccounts comprising John Hancock Life Insurance Company (U.S.A.) Separate Account H		Statements of operations and changes in contract owners’ equity

500 Index Fund Series I	Lifestyle Conservative Portfolio Series II	For each of the two years in the period ended December 31, 2018
500 Index Fund Series II	Lifestyle Growth Portfolio Series I
500 Index Fund Series NAV	Lifestyle Growth Portfolio Series II
Active Bond Trust Series I	Lifestyle Growth Portfolio Series NAV
Active Bond Trust Series II	Lifestyle Moderate Portfolio Series I
American Asset Allocation Trust Series I	Lifestyle Moderate Portfolio Series II
American Asset Allocation Trust Series II	Managed Volatility Aggressive Portfolio Series I
American Asset Allocation Trust Series III	Managed Volatility Aggressive Portfolio Series II
American Global Growth Trust Series II	Managed Volatility Balanced Portfolio Series I
American Global Growth Trust Series III	Managed Volatility Balanced Portfolio Series II
American Growth Trust Series II
American Growth Trust Series III	Managed Volatility Conservative Portfolio Series I
American Growth-Income Trust Series I	Managed Volatility Conservative Portfolio Series II
American Growth-Income Trust Series II	Managed Volatility Growth Portfolio Series I
American Growth-Income Trust Series III	Managed Volatility Growth Portfolio Series II
American International Trust Series II	Managed Volatility Growth Portfolio Series NAV

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subaccounts comprising John Hancock Life Insurance Company (U.S.A.) Separate Account H		Statements of operations and changes in contract owners’ equity

American International Trust Series III	Managed Volatility Moderate Portfolio Series I
Basic Value Focus	Managed Volatility Moderate Portfolio Series II
Blue Chip Growth Trust Series I	Mid Cap Index Trust Series I
Blue Chip Growth Trust Series II	Mid Cap Index Trust Series II
Capital Appreciation Trust Series I	Mid Cap Stock Trust Series I
Capital Appreciation Trust Series II	Mid Cap Stock Trust Series II
Capital Appreciation Value Trust Series II	Mid Value Trust Series I
Core Bond Trust Series I	Mid Value Trust Series II
Core Bond Trust Series II	Money Market Trust Series I
DWS Equity 500 Index	Money Market Trust Series II
Emerging Markets Value Trust Series NAV	Money-Market Trust Series NAV
Equity Income Trust Series I	Mutual Shares Trust Series I
Equity Income Trust Series II	PIMCO All Asset
Financial Industries Trust Series I	Real Estate Securities Trust Series I
Financial Industries Trust Series II	Real Estate Securities Trust Series II
Fundamental All Cap Core Trust Series II	Science & Technology Trust Series I
Fundamental Large Cap Value Trust Series I	Science & Technology Trust Series II
Fundamental Large Cap Value Trust Series II	Select Bond Trust Series I
Global Allocation	Select Bond Trust Series II
Global Bond Trust Series I	Short Term Government Income Trust Series I
Global Bond Trust Series II	Short Term Government Income Trust Series II
Global Trust Series I	Small Cap Index Trust Series I
Global Trust Series II	Small Cap Index Trust Series II
Health Sciences Trust Series I	Small Cap Opportunities Trust Series I
Health Sciences Trust Series II	Small Cap Opportunities Trust Series II
High Yield Trust Series I	Small Cap Stock Trust Series I
High Yield Trust Series II	Small Cap Stock Trust Series II
International Equity Index Series I	Small Cap Value Trust Series I
International Equity Index Series II	Small Cap Value Trust Series II
International Equity Index Series NAV	Small Company Value Trust Series I
International Growth Stock Trust Series II	Small Company Value Trust Series II
International Small Company Trust Series I	Strategic Income Opportunities Trust Series I
International Small Company Trust Series II	Strategic Income Opportunities Trust Series II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subaccounts comprising John Hancock Life Insurance Company (U.S.A.) Separate Account H		Statements of operations and changes in contract owners’ equity

International Value Trust Series I	Total Bond Market Series Trust NAV
International Value Trust Series II	Total Bond Market Trust Series II
Investment Quality Bond Trust Series I	Total Stock Market Index Trust Series I
Investment Quality Bond Trust Series II	Total Stock Market Index Trust Series II
Lifestyle Aggressive Portfolio Series I	Ultra Short Term Bond Trust Series I
Lifestyle Aggressive Portfolio Series II	Ultra Short Term Bond Trust Series II
Lifestyle Balanced Portfolio Series I	Utilities Trust Series I
Lifestyle Balanced Portfolio Series II	Utilities Trust Series II
Lifestyle Conservative Portfolio Series I	Value Opportunities

Emerging Markets Value Trust Series II		For the period from October 27, 2017 (commencement of operations) through December 31, 2017 and for the year ended December 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of the Separate Account since 1996.

Boston, Massachusetts

April 3, 2019

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	500 Index Fund Series I	500 Index Fund Series II	500 Index Fund Series NAV	Active Bond Trust Series I	Active Bond Trust Series II	American Asset Allocation Trust Series I
Total Assets
Investments at fair value	$124,393,131	$52,639,118	$173,126,041	$25,738,737	$120,639,088	$104,975,117

Net Assets
Contracts in accumulation	$123,779,768	$52,583,363	$172,964,879	$25,637,469	$120,470,226	$104,330,628
Contracts in payout (annuitization)	613,363	55,755	161,162	101,268	168,862	644,489

Total net assets	$124,393,131	$52,639,118	$173,126,041	$25,738,737	$120,639,088	$104,975,117

Units outstanding	5,483,417	2,418,409	7,467,644	1,321,839	6,519,934	5,496,001
Unit value	$22.69	$21.77	$23.18	$19.47	$18.50	$19.10

Shares	4,172,866	1,764,637	5,809,599	2,794,651	13,070,324	8,866,142
Cost	$112,211,242	$47,675,967	$120,941,545	$27,270,076	$127,669,855	$111,773,955

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American Asset Allocation Trust Series II	American Asset Allocation Trust Series III	American Global Growth Trust Series II	American Global Growth Trust Series III	American Growth Trust Series II	American Growth Trust Series III
Total Assets
Investments at fair value	$868,428,896	$116,315,978	$134,638,377	$26,968,548	$495,562,004	$82,981,676

Net Assets
Contracts in accumulation	$868,266,134	$116,315,978	$134,627,465	$26,968,548	$495,075,318	$82,973,279
Contracts in payout (annuitization)	162,762	—	10,912	—	486,686	8,397

Total net assets	$868,428,896	$116,315,978	$134,638,377	$26,968,548	$495,562,004	$82,981,676

Units outstanding	47,315,029	5,240,224	6,910,615	1,174,421	13,670,917	3,092,636
Unit value	$18.35	$22.20	$19.48	$22.96	$36.25	$26.83

Shares	73,347,035	9,823,985	9,870,849	1,978,617	30,143,674	5,047,547
Cost	$845,003,692	$117,195,413	$141,942,317	$28,138,107	$545,818,407	$91,753,469

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	American Growth-Income Trust Series I	American Growth-Income Trust Series II	American Growth-Income Trust Series III	American International Trust Series II	American International Trust Series III	Basic Value Focus
Total Assets
Investments at fair value	$102,807,276	$418,779,895	$188,742,389	$261,040,954	$34,732,066	$3,828,929

Net Assets
Contracts in accumulation	$102,513,312	$418,494,255	$188,724,425	$260,804,929	$34,720,989	$3,810,861
Contracts in payout (annuitization)	293,964	285,640	17,964	236,025	11,077	18,068

Total net assets	$102,807,276	$418,779,895	$188,742,389	$261,040,954	$34,732,066	$3,828,929

Units outstanding	2,972,560	13,514,027	7,330,807	10,102,987	2,255,035	95,425
Unit value	$34.59	$30.99	$25.75	$25.84	$15.40	$40.13

Shares	6,840,138	27,974,609	12,591,220	14,781,481	1,974,535	310,035
Cost	$120,745,696	$482,844,676	$218,971,457	$246,890,776	$32,773,900	$3,988,811

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Blue Chip Growth Trust Series I	Blue Chip Growth Trust Series II	Capital Appreciation Trust Series I	Capital Appreciation Trust Series II	Capital Appreciation Value Trust Series II	Core Bond Trust Series I
Total Assets
Investments at fair value	$216,533,054	$107,498,238	$122,497,750	$50,795,140	$243,307,205	$63,639,187

Net Assets
Contracts in accumulation	$215,824,863	$107,342,954	$121,857,678	$50,747,529	$243,304,357	$63,474,860
Contracts in payout (annuitization)	708,191	155,284	640,072	47,611	2,848	164,327

Total net assets	$216,533,054	$107,498,238	$122,497,750	$50,795,140	$243,307,205	$63,639,187

Units outstanding	3,989,809	2,880,174	5,276,879	1,523,414	10,874,787	3,784,692
Unit value	$54.27	$37.32	$23.21	$33.34	$22.37	$16.81

Shares	6,993,963	3,574,933	10,132,155	4,375,120	22,383,368	5,018,863
Cost	$200,647,875	$112,090,771	$131,393,084	$58,278,439	$261,339,508	$67,139,082

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Core Bond Trust Series II	DWS Equity 500 Index	Emerging Markets Value Trust Series II	Emerging Markets Value Trust Series NAV	Equity Income Trust Series I	Equity Income Trust Series II
Total Assets
Investments at fair value	$72,131,804	$10,682,338	$30,943,680	$1,452,358	$152,265,048	$94,017,127

Net Assets
Contracts in accumulation	$72,041,993	$10,635,170	$30,932,894	$1,452,358	$151,214,210	$93,875,453
Contracts in payout (annuitization)	89,811	47,168	10,786	—	1,050,838	141,674

Total net assets	$72,131,804	$10,682,338	$30,943,680	$1,452,358	$152,265,048	$94,017,127

Units outstanding	4,476,676	278,624	2,808,960	130,686	3,216,393	3,781,609
Unit value	$16.11	$38.34	$11.02	$11.11	$47.34	$24.86

Shares	5,693,118	565,203	3,465,138	162,820	11,154,949	6,923,205
Cost	$75,967,664	$9,399,228	$35,694,894	$1,673,486	$177,609,192	$115,276,427

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Financial Industries Trust Series I	Financial Industries Trust Series II	Fundamental All Cap Core Trust Series II	Fundamental Large Cap Value Trust Series I	Fundamental Large Cap Value Trust Series II	Global Allocation
Total Assets
Investments at fair value	$8,458,284	$11,386,695	$37,081,054	$161,567,047	$129,991,269	$226,710

Net Assets
Contracts in accumulation	$8,458,284	$11,383,496	$37,059,620	$160,656,097	$129,782,784	$226,710
Contracts in payout (annuitization)	—	3,199	21,434	910,950	208,485	—

Total net assets	$8,458,284	$11,386,695	$37,081,054	$161,567,047	$129,991,269	$226,710

Units outstanding	407,419	526,724	1,098,058	6,828,258	6,141,427	11,153
Unit value	$20.76	$21.62	$33.77	$23.66	$21.17	$20.33

Shares	710,780	965,793	1,892,856	9,227,130	7,373,299	14,974
Cost	$9,290,502	$12,388,270	$32,240,642	$162,541,916	$130,572,500	$243,453

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Global Bond Trust Series I	Global Bond Trust Series II	Global Trust Series I	Global Trust Series II	Health Sciences Trust Series I	Health Sciences Trust Series II
Total Assets
Investments at fair value	$24,164,291	$55,604,198	$93,402,133	$26,537,525	$45,999,453	$56,169,215

Net Assets
Contracts in accumulation	$24,079,605	$55,565,704	$92,953,712	$26,490,080	$45,908,256	$56,155,365
Contracts in payout (annuitization)	84,686	38,494	448,421	47,445	91,197	13,850

Total net assets	$24,164,291	$55,604,198	$93,402,133	$26,537,525	$45,999,453	$56,169,215

Units outstanding	811,355	2,952,426	3,921,397	1,391,375	670,096	849,302
Unit value	$29.78	$18.83	$23.82	$19.07	$68.65	$66.14

Shares	1,958,209	4,568,956	5,084,493	1,450,931	2,011,345	2,668,371
Cost	$24,953,717	$56,658,432	$87,676,111	$28,107,094	$54,251,391	$65,222,358

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	High Yield Trust Series I	High Yield Trust Series II	International Equity Index Series I	International Equity Index Series II	International Equity Index Series NAV	International Growth Stock Trust Series II
Total Assets
Investments at fair value	$51,588,416	$45,026,742	$12,215,423	$11,356,073	$9,079,888	$13,094,691

Net Assets
Contracts in accumulation	$51,419,385	$44,827,939	$12,164,604	$11,350,386	$9,078,294	$13,065,803
Contracts in payout (annuitization)	169,031	198,803	50,819	5,687	1,594	28,888

Total net assets	$51,588,416	$45,026,742	$12,215,423	$11,356,073	$9,079,888	$13,094,691

Units outstanding	2,981,649	2,088,366	856,547	814,211	802,770	930,777
Unit value	$17.30	$21.56	$14.26	$13.95	$11.31	$14.07

Shares	10,636,787	9,077,972	791,154	734,545	588,457	864,907
Cost	$58,441,145	$49,586,254	$12,682,316	$12,411,627	$8,847,111	$14,309,757

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	International Small Company Trust Series I	International Small Company Trust Series II	International Value Trust Series I	International Value Trust Series II	Investment Quality Bond Trust Series I	Investment Quality Bond Trust Series II
Total Assets
Investments at fair value	$17,468,933	$11,575,848	$54,546,359	$44,426,966	$116,516,628	$58,446,535

Net Assets
Contracts in accumulation	$17,423,745	$11,552,822	$54,342,221	$44,322,193	$116,274,814	$58,371,804
Contracts in payout (annuitization)	45,188	23,026	204,138	104,773	241,814	74,731

Total net assets	$17,468,933	$11,575,848	$54,546,359	$44,426,966	$116,516,628	$58,446,535

Units outstanding	972,342	668,861	2,949,301	2,250,880	6,011,005	3,237,257
Unit value	$17.97	$17.31	$18.49	$19.74	$19.38	$18.05

Shares	1,391,947	925,328	4,606,956	3,755,449	10,909,797	5,467,403
Cost	$15,995,443	$11,782,326	$56,190,681	$47,519,308	$125,850,750	$62,239,935

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Lifestyle Aggressive Portfolio Series I	Lifestyle Aggressive Portfolio Series II	Lifestyle Balanced Portfolio Series I	Lifestyle Balanced Portfolio Series II	Lifestyle Conservative Portfolio Series I	Lifestyle Conservative Portfolio Series II
Total Assets
Investments at fair value	$2,126,950	$5,047,557	$21,831,077	$477,791,722	$8,597,883	$105,253,385

Net Assets
Contracts in accumulation	$2,126,950	$5,047,557	$21,831,077	$477,787,719	$8,597,883	$105,248,126
Contracts in payout (annuitization)	—	—	—	4,003	—	5,259

Total net assets	$2,126,950	$5,047,557	$21,831,077	$477,791,722	$8,597,883	$105,253,385

Units outstanding	142,085	342,608	1,517,651	31,342,811	632,431	7,531,874
Unit value	$14.97	$14.73	$14.38	$15.24	$13.59	$13.97

Shares	160,767	381,524	1,586,561	34,672,839	678,602	8,294,199
Cost	$2,173,333	$5,171,811	$22,978,746	$494,650,059	$9,008,244	$109,660,110

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Lifestyle Growth Portfolio Series I	Lifestyle Growth Portfolio Series II	Lifestyle Growth Portfolio Series NAV	Lifestyle Moderate Portfolio Series I	Lifestyle Moderate Portfolio Series II	Managed Volatility Aggressive Portfolio Series I
Total Assets
Investments at fair value	$192,754,184	$4,608,995,228	$5,968,220	$7,725,494	$148,769,774	$40,513,190

Net Assets
Contracts in accumulation	$192,754,184	$4,608,580,931	$5,968,220	$7,725,494	$148,764,642	$40,355,733
Contracts in payout (annuitization)	—	414,297	—	—	5,132	157,457

Total net assets	$192,754,184	$4,608,995,228	$5,968,220	$7,725,494	$148,769,774	$40,513,190

Units outstanding	12,842,491	299,274,342	474,393	547,708	9,928,150	1,783,705
Unit value	$15.01	$15.40	$12.58	$14.11	$14.98	$22.71

Shares	12,971,345	309,744,303	401,900	577,391	11,093,943	4,063,510
Cost	$205,786,899	$4,887,568,124	$6,536,868	$8,041,108	$154,135,860	$39,972,835

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Aggressive Portfolio Series II	Managed Volatility Balanced Portfolio Series I	Managed Volatility Balanced Portfolio Series II	Managed Volatility Conservative Portfolio Series I	Managed Volatility Conservative Portfolio Series II	Managed Volatility Growth Portfolio Series I
Total Assets
Investments at fair value	$63,255,102	$370,157,399	$4,704,815,307	$94,415,080	$865,542,439	$380,438,394

Net Assets
Contracts in accumulation	$63,255,102	$369,621,047	$4,702,429,313	$94,245,765	$864,867,569	$379,784,329
Contracts in payout (annuitization)	—	536,352	2,385,994	169,315	674,870	654,065

Total net assets	$63,255,102	$370,157,399	$4,704,815,307	$94,415,080	$865,542,439	$380,438,394

Units outstanding	2,910,117	17,256,894	239,171,453	4,417,350	48,163,939	18,851,163
Unit value	$21.74	$21.45	$19.67	$21.37	$17.97	$20.18

Shares	6,363,692	32,961,478	421,578,433	8,898,688	82,197,763	31,183,475
Cost	$58,631,428	$408,773,228	$4,889,736,694	$108,150,400	$993,612,947	$391,620,569

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Managed Volatility Growth Portfolio Series II	Managed Volatility Growth Portfolio Series NAV	Managed Volatility Moderate Portfolio Series I	Managed Volatility Moderate Portfolio Series II	Mid Cap Index Trust Series I	Mid Cap Index Trust Series II
Total Assets
Investments at fair value	$6,715,508,818	$408,293	$140,001,920	$1,481,941,198	$76,809,896	$57,031,318

Net Assets
Contracts in accumulation	$6,713,559,468	$408,293	$139,349,723	$1,480,002,461	$76,484,149	$56,804,820
Contracts in payout (annuitization)	1,949,350	—	652,197	1,938,737	325,747	226,498

Total net assets	$6,715,508,818	$408,293	$140,001,920	$1,481,941,198	$76,809,896	$57,031,318

Units outstanding	339,906,281	20,790	6,226,658	77,231,623	2,156,341	1,719,916
Unit value	$19.76	$19.64	$22.48	$19.19	$35.62	$33.16

Shares	552,262,238	33,439	12,915,306	137,598,997	4,079,124	3,044,919
Cost	$6,443,181,937	$418,399	$162,643,438	$1,701,866,880	$89,511,140	$64,333,888

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Mid Cap Stock Trust Series I	Mid Cap Stock Trust Series II	Mid Value Trust Series I	Mid Value Trust Series II	Money Market Trust Series I	Money Market Trust Series II
Total Assets
Investments at fair value	$112,150,715	$63,587,350	$40,685,455	$41,931,137	$28,844,508	$130,219,210

Net Assets
Contracts in accumulation	$111,898,971	$63,562,174	$40,592,213	$41,885,222	$28,403,312	$129,787,578
Contracts in payout (annuitization)	251,744	25,176	93,242	45,915	441,196	431,632

Total net assets	$112,150,715	$63,587,350	$40,685,455	$41,931,137	$28,844,508	$130,219,210

Units outstanding	3,593,496	1,679,065	1,332,351	1,448,284	1,992,848	11,460,162
Unit value	$31.21	$37.87	$30.54	$28.95	$14.47	$11.36

Shares	7,102,642	4,287,751	4,296,247	4,418,455	28,844,508	130,219,210
Cost	$117,982,797	$68,710,553	$49,647,739	$51,123,306	$28,844,508	$130,219,210

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Money-Market Trust Series NAV	Mutual Shares Trust Series I	PIMCO All Asset	Real Estate Securities Trust Series I	Real Estate Securities Trust Series II	Science & Technology Trust Series I
Total Assets
Investments at fair value	$4,997,890	$143,605,503	$8,029,549	$26,939,716	$30,200,476	$85,292,722

Net Assets
Contracts in accumulation	$4,983,432	$143,587,673	$8,019,342	$26,869,025	$30,131,501	$84,916,910
Contracts in payout (annuitization)	14,458	17,830	10,207	70,691	68,975	375,812

Total net assets	$4,997,890	$143,605,503	$8,029,549	$26,939,716	$30,200,476	$85,292,722

Units outstanding	405,768	7,753,647	411,974	534,733	804,076	2,511,294
Unit value	$12.32	$18.52	$19.49	$50.38	$37.56	$33.96

Shares	4,997,890	24,845,243	793,434	1,439,087	1,613,273	3,305,919
Cost	$4,997,890	$203,154,775	$8,471,003	$23,525,344	$27,787,333	$79,079,845

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Science &			Short Term	Short Term
	Technology Trust	Select Bond Trust	Select Bond Trust	Government Income	Government Income	Small Cap Index
	Series II	Series I (a)	Series II (b)	Trust Series I	Trust Series II	Trust Series I
Total Assets
Investments at fair value	$42,537,203	$162,857,666	$455,779,558	$24,776,847	$21,847,312	$11,425,511

Net Assets
Contracts in accumulation	$42,527,805	$162,827,189	$455,541,553	$24,540,276	$21,797,555	$11,405,507
Contracts in payout (annuitization)	9,398	30,477	238,005	236,571	49,757	20,004

Total net assets	$42,537,203	$162,857,666	$455,779,558	$24,776,847	$21,847,312	$11,425,511

Units outstanding	1,080,860	11,694,988	35,085,514	2,048,837	1,870,549	394,435
Unit value	$39.35	$13.93	$12.99	$12.09	$11.68	$28.97

Shares	1,730,562	12,537,157	35,033,018	2,087,350	1,838,999	855,203
Cost	$44,874,631	$170,811,941	$470,639,672	$25,884,307	$22,314,147	$12,442,330

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.
(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Index Trust Series II	Small Cap Opportunities Trust Series I	Small Cap Opportunities Trust Series II	Small Cap Stock Trust Series I (c)	Small Cap Stock Trust Series II (d)	Small Cap Value Trust Series I
Total Assets
Investments at fair value	$27,409,629	$29,574,176	$23,802,539	$636,642	$25,609,856	$617,135

Net Assets
Contracts in accumulation	$27,337,673	$29,522,137	$23,746,310	$636,642	$25,608,178	$617,135
Contracts in payout (annuitization)	71,956	52,039	56,229	—	1,678	—

Total net assets	$27,409,629	$29,574,176	$23,802,539	$636,642	$25,609,856	$617,135

Units outstanding	939,136	874,606	753,786	27,172	865,860	23,369
Unit value	$29.19	$33.81	$31.58	$23.43	$29.58	$26.41

Shares	2,062,425	1,322,047	1,086,378	70,115	2,974,432	39,560
Cost	$28,899,791	$38,775,207	$31,443,868	$669,814	$27,475,520	$804,845

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Small Cap Value Trust Series II	Small Company Value Trust Series I	Small Company Value Trust Series II	Strategic Income Opportunities Trust Series I	Strategic Income Opportunities Trust Series II	Total Bond Market Series Trust NAV
Total Assets
Investments at fair value	$22,709,662	$34,014,662	$34,595,578	$28,929,145	$30,584,140	$89,338,550

Net Assets
Contracts in accumulation	$22,698,434	$33,898,237	$34,561,446	$28,813,901	$30,495,890	$89,335,577
Contracts in payout (annuitization)	11,228	116,425	34,132	115,244	88,250	2,973

Total net assets	$22,709,662	$34,014,662	$34,595,578	$28,929,145	$30,584,140	$89,338,550

Units outstanding	825,018	840,097	1,082,149	1,319,270	1,489,159	6,903,807
Unit value	$27.53	$40.49	$31.97	$21.93	$20.54	$12.94

Shares	1,465,139	2,046,610	2,128,959	2,308,791	2,435,043	9,106,886
Cost	$29,464,371	$40,468,175	$41,769,874	$30,970,637	$32,898,935	$94,778,669

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Total Bond Market	Total Stock Market	Total Stock Market	Ultra Short Term	Ultra Short Term	Utilities Trust
	Trust Series II	Index Trust Series I	Index Trust Series II	Bond Trust Series I	Bond Trust Series II	Series I
Total Assets
Investments at fair value	$54,254,779	$39,008,398	$32,264,869	$10,300,085	$176,623,376	$11,848,724

Net Assets
Contracts in accumulation	$54,254,779	$38,833,155	$32,178,913	$10,300,085	$176,583,247	$11,781,273
Contracts in payout (annuitization)	—	175,243	85,956	—	40,129	67,451

Total net assets	$54,254,779	$39,008,398	$32,264,869	$10,300,085	$176,623,376	$11,848,724

Units outstanding	4,408,111	1,667,740	1,097,829	859,864	15,670,778	372,159
Unit value	$12.31	$23.39	$29.39	$11.98	$11.27	$31.84

Shares	5,519,306	1,929,199	1,602,029	905,900	15,534,158	859,849
Cost	$56,363,360	$39,527,968	$26,051,827	$10,366,363	$177,693,273	$12,299,209

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2018

	Utilities Trust
	Series II	Value Opportunities
Total Assets
Investments at fair value	$10,499,981	$2,680,343

Net Assets
Contracts in accumulation	$10,468,830	$2,680,343
Contracts in payout (annuitization)	31,151	—

Total net assets	$10,499,981	$2,680,343

Units outstanding	230,965	39,596
Unit value	$45.46	$67.69

Shares	770,358	127,272
Cost	$10,751,343	$2,501,283

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	500 Index Fund Series I		500 Index Fund Series II		500 Index Fund Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,860,749	$2,397,497	$662,612	$844,338	$2,612,776	$3,523,944
Expenses:
Mortality and expense risk and administrative charges	(2,106,554)	(2,097,525)	(949,432)	(910,520)	(2,046,285)	(2,115,195)

Net investment income (loss)	(245,805)	299,972	(286,820)	(66,182)	566,491	1,408,749

Realized gains (losses) on investments:
Capital gain distributions received	2,223,016	1,800,169	892,043	704,696	3,072,780	2,600,349
Net realized gain (loss)	6,201,809	7,539,683	5,280,233	4,034,963	17,318,343	16,615,853

Realized gains (losses)	8,424,825	9,339,852	6,172,276	4,739,659	20,391,123	19,216,202

Unrealized appreciation (depreciation) during the period	(15,967,158)	16,333,343	(9,483,425)	5,266,255	(29,645,848)	17,830,674

Net increase (decrease) in net assets from operations	(7,788,138)	25,973,167	(3,597,969)	9,939,732	(8,688,234)	38,455,625

Changes from principal transactions:
Purchase payments	215,929	276,081	93,227	162,585	120,009	157,236
Transfers between sub-accounts and the company	330,230	(263,375)	2,521,098	2,392,386	(1,311,521)	(8,555,759)
Withdrawals	(15,618,806)	(17,040,401)	(6,419,447)	(5,585,169)	(22,990,943)	(25,086,874)
Annual contract fee	(229,808)	(255,789)	(219,012)	(216,430)	(1,678,092)	(1,764,854)

Net increase (decrease) in net assets from principal transactions	(15,302,455)	(17,283,484)	(4,024,134)	(3,246,628)	(25,860,547)	(35,250,251)

Total increase (decrease) in net assets	(23,090,593)	8,689,683	(7,622,103)	6,693,104	(34,548,781)	3,205,374
Net assets at beginning of period	147,483,724	138,794,041	60,261,221	53,568,117	207,674,822	204,469,448

Net assets at end of period	$124,393,131	$147,483,724	$52,639,118	$60,261,221	$173,126,041	$207,674,822

	2018	2017	2018	2017	2018	2017
Units, beginning of period	6,105,141	6,883,526	2,585,889	2,740,732	8,459,157	10,016,111
Units issued	298,524	215,631	366,323	304,282	292,691	64,724
Units redeemed	(920,248)	(994,016)	(533,803)	(459,125)	(1,284,204)	(1,621,678)

Units, end of period	5,483,417	6,105,141	2,418,409	2,585,889	7,467,644	8,459,157

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Active Bond Trust Series I		Active Bond Trust Series II		American Asset Allocation Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$849,077	$1,039,513	$3,898,011	$4,619,312	$1,854,732	$1,443,164
Expenses:
Mortality and expense risk and administrative charges	(407,520)	(446,796)	(2,217,926)	(2,344,300)	(1,740,690)	(1,792,535)

Net investment income (loss)	441,557	592,717	1,680,085	2,275,012	114,042	(349,371)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	13,464,732	8,047,434
Net realized gain (loss)	(203,761)	(39,348)	(2,237,607)	(340,418)	5,749,292	7,227,590

Realized gains (losses)	(203,761)	(39,348)	(2,237,607)	(340,418)	19,214,024	15,275,024

Unrealized appreciation (depreciation) during the period	(845,057)	436,624	(2,942,710)	2,282,489	(26,395,775)	1,217,607

Net increase (decrease) in net assets from operations	(607,261)	989,993	(3,500,232)	4,217,083	(7,067,709)	16,143,260

Changes from principal transactions:
Purchase payments	94,701	18,276	68,258	115,191	380,953	223,515
Transfers between sub-accounts and the company	(88,277)	463,915	(2,177,144)	13,827,937	53,035	5,211,616
Withdrawals	(2,524,297)	(3,430,750)	(17,824,867)	(18,405,860)	(12,016,481)	(14,853,211)
Annual contract fee	(39,967)	(49,743)	(414,263)	(447,010)	(136,161)	(153,044)

Net increase (decrease) in net assets from principal transactions	(2,557,840)	(2,998,302)	(20,348,016)	(4,909,742)	(11,718,654)	(9,571,124)

Total increase (decrease) in net assets	(3,165,101)	(2,008,309)	(23,848,248)	(692,659)	(18,786,363)	6,572,136
Net assets at beginning of period	28,903,838	30,912,147	144,487,336	145,179,995	123,761,480	117,189,344

Net assets at end of period	$25,738,737	$28,903,838	$120,639,088	$144,487,336	$104,975,117	$123,761,480

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,451,268	1,602,699	7,618,528	7,880,360	6,072,330	6,564,402
Units issued	58,838	138,975	518,450	838,699	225,711	440,291
Units redeemed	(188,267)	(290,406)	(1,617,044)	(1,100,531)	(802,040)	(932,363)

Units, end of period	1,321,839	1,451,268	6,519,934	7,618,528	5,496,001	6,072,330

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Asset Allocation Trust Series II		American Asset Allocation Trust Series III		American Global Growth Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$14,593,040	$11,461,372	$2,513,547	$2,110,539	$925,056	$290,528
Expenses:
Mortality and expense risk and administrative charges	(14,180,256)	(15,100,147)	(1,181,298)	(1,247,016)	(2,396,755)	(2,454,971)

Net investment income (loss)	412,784	(3,638,775)	1,332,249	863,523	(1,471,699)	(2,164,443)

Realized gains (losses) on investments:
Capital gain distributions received	111,887,201	69,550,042	14,794,155	9,157,391	8,902,642	13,891,496
Net realized gain (loss)	64,173,555	60,551,076	7,279,076	7,091,468	8,855,412	11,462,679

Realized gains (losses)	176,060,756	130,101,118	22,073,231	16,248,859	17,758,054	25,354,175

Unrealized appreciation (depreciation) during the period	(235,414,403)	14,215,072	(29,941,227)	2,755,337	(31,568,115)	19,184,159

Net increase (decrease) in net assets from operations	(58,940,863)	140,677,415	(6,535,747)	19,867,719	(15,281,760)	42,373,891

Changes from principal transactions:
Purchase payments	555,537	660,003	30,600	32,590	220,866	299,064
Transfers between sub-accounts and the company	(8,655,408)	(1,384,141)	(1,365,547)	(1,285,584)	(2,162,256)	(5,220,971)
Withdrawals	(118,757,856)	(121,810,637)	(15,649,920)	(14,022,826)	(20,642,073)	(17,491,911)
Annual contract fee	(6,976,976)	(7,326,197)	(730,313)	(765,046)	(870,960)	(909,707)

Net increase (decrease) in net assets from principal transactions	(133,834,703)	(129,860,972)	(17,715,180)	(16,040,866)	(23,454,423)	(23,323,525)

Total increase (decrease) in net assets	(192,775,566)	10,816,443	(24,250,927)	3,826,853	(38,736,183)	19,050,366
Net assets at beginning of period	1,061,204,462	1,050,388,019	140,566,905	136,740,052	173,374,560	154,324,194

Net assets at end of period	$868,428,896	$1,061,204,462	$116,315,978	$140,566,905	$134,638,377	$173,374,560

	2018	2017	2018	2017	2018	2017
Units, beginning of period	54,126,606	61,101,587	5,984,170	6,706,161	7,935,807	9,112,926
Units issued	196,483	425,463	6,455	17,042	425,075	517,047
Units redeemed	(7,008,060)	(7,400,444)	(750,401)	(739,033)	(1,450,267)	(1,694,166)

Units, end of period	47,315,029	54,126,606	5,240,224	5,984,170	6,910,615	7,935,807

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Global Growth Trust Series III		American Growth Trust Series II		American Growth Trust Series III
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$304,977	$181,826	$1,710,380	$1,627,017	$678,148	$688,348
Expenses:
Mortality and expense risk and administrative charges	(282,681)	(296,618)	(8,902,195)	(9,117,886)	(880,181)	(894,415)

Net investment income (loss)	22,296	(114,792)	(7,191,815)	(7,490,869)	(202,033)	(206,067)

Realized gains (losses) on investments:
Capital gain distributions received	1,698,613	2,652,990	100,089,623	88,616,974	16,505,644	14,616,005
Net realized gain (loss)	834,600	1,091,422	52,886,652	60,222,831	4,582,882	6,945,926

Realized gains (losses)	2,533,213	3,744,412	152,976,275	148,839,805	21,088,526	21,561,931

Unrealized appreciation (depreciation) during the period	(5,296,165)	4,864,953	(148,951,749)	(5,007,484)	(20,516,689)	1,994,502

Net increase (decrease) in net assets from operations	(2,740,656)	8,494,573	(3,167,289)	136,341,452	369,804	23,350,366

Changes from principal transactions:
Purchase payments	6,354	36,811	483,181	654,877	17,188	110,299
Transfers between sub-accounts and the company	814,964	(4,318,628)	(20,557,843)	(38,185,000)	(4,140,048)	(9,128,449)
Withdrawals	(2,873,512)	(2,972,876)	(74,850,434)	(72,058,382)	(9,883,377)	(10,008,801)
Annual contract fee	(157,024)	(167,126)	(2,001,087)	(2,125,200)	(612,822)	(637,722)

Net increase (decrease) in net assets from principal transactions	(2,209,218)	(7,421,819)	(96,926,183)	(111,713,705)	(14,619,059)	(19,664,673)

Total increase (decrease) in net assets	(4,949,874)	1,072,754	(100,093,472)	24,627,747	(14,249,255)	3,685,693
Net assets at beginning of period	31,918,422	30,845,668	595,655,476	571,027,729	97,230,931	93,545,238

Net assets at end of period	$26,968,548	$31,918,422	$495,562,004	$595,655,476	$82,981,676	$97,230,931

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,252,683	1,575,305	16,058,791	19,384,668	3,579,993	4,375,228
Units issued	82,166	3,665	559,080	174,926	119,968	14,382
Units redeemed	(160,428)	(326,287)	(2,946,954)	(3,500,803)	(607,325)	(809,617)

Units, end of period	1,174,421	1,252,683	13,670,917	16,058,791	3,092,636	3,579,993

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American Growth-Income Trust Series I		American Growth-Income Trust Series II		American Growth-Income Trust Series III
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,608,729	$1,229,495	$6,065,412	$4,839,110	$3,612,847	$3,085,599
Expenses:
Mortality and expense risk and administrative charges	(1,780,383)	(1,771,732)	(7,535,900)	(7,840,490)	(1,984,015)	(2,029,219)

Net investment income (loss)	(171,654)	(542,237)	(1,470,488)	(3,001,380)	1,628,832	1,056,380

Realized gains (losses) on investments:
Capital gain distributions received	14,171,725	19,424,010	57,242,000	83,192,399	25,461,036	36,759,686
Net realized gain (loss)	4,019,698	7,187,413	27,670,715	37,950,049	3,096,649	3,491,423

Realized gains (losses)	18,191,423	26,611,423	84,912,715	121,142,448	28,557,685	40,251,109

Unrealized appreciation (depreciation) during the period	(21,314,964)	(4,084,378)	(95,062,904)	(25,358,184)	(33,420,377)	1,616,669

Net increase (decrease) in net assets from operations	(3,295,195)	21,984,808	(11,620,677)	92,782,884	(3,233,860)	42,924,158

Changes from principal transactions:
Purchase payments	80,859	128,704	325,001	456,373	39,740	261,524
Transfers between sub-accounts and the company	(2,652,453)	(4,338,045)	(9,439,251)	(18,163,996)	(6,874,013)	(14,559,441)
Withdrawals	(12,700,094)	(12,067,377)	(65,790,816)	(69,101,948)	(21,613,036)	(22,214,873)
Annual contract fee	(233,901)	(252,379)	(1,821,928)	(1,932,403)	(1,359,553)	(1,412,257)

Net increase (decrease) in net assets from principal transactions	(15,505,589)	(16,529,097)	(76,726,994)	(88,741,974)	(29,806,862)	(37,925,047)

Total increase (decrease) in net assets	(18,800,784)	5,455,711	(88,347,671)	4,040,910	(33,040,722)	4,999,111
Net assets at beginning of period	121,608,060	116,152,349	507,127,566	503,086,656	221,783,111	216,784,000

Net assets at end of period	$102,807,276	$121,608,060	$418,779,895	$507,127,566	$188,742,389	$221,783,111

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,387,677	3,892,000	15,764,325	18,765,188	8,379,737	9,931,652
Units issued	68,945	65,284	482,756	168,878	218,379	21,138
Units redeemed	(484,062)	(569,607)	(2,733,054)	(3,169,741)	(1,267,309)	(1,573,053)

Units, end of period	2,972,560	3,387,677	13,514,027	15,764,325	7,330,807	8,379,737

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	American International Trust Series II		American International Trust Series III		Basic Value Focus
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$7,573,108	$2,354,865	$1,188,581	$505,207	$71,363	$65,592
Expenses:
Mortality and expense risk and administrative charges	(4,725,580)	(5,096,134)	(370,706)	(397,098)	(67,821)	(73,313)

Net investment income (loss)	2,847,528	(2,741,269)	817,875	108,109	3,542	(7,721)

Realized gains (losses) on investments:
Capital gain distributions received	11,503,923	17,139,853	1,513,206	2,235,530	461,816	188,166
Net realized gain (loss)	17,790,411	28,127,032	1,719,631	1,886,338	135,449	111,480

Realized gains (losses)	29,294,334	45,266,885	3,232,837	4,121,868	597,265	299,646

Unrealized appreciation (depreciation) during the period	(77,584,323)	42,945,792	(9,626,853)	7,357,502	(979,826)	13,424

Net increase (decrease) in net assets from operations
	(45,442,461)	85,471,408	(5,576,141)	11,587,479	(379,019)	305,349

Changes from principal transactions:
Purchase payments	255,482	375,043	5,584	31,495	—	—
Transfers between sub-accounts and the company	13,729,000	(26,455,283)	2,403,498	(4,219,532)	(142,935)	(170,235)
Withdrawals	(39,793,367)	(41,290,197)	(4,841,425)	(4,904,995)	(567,873)	(473,657)
Annual contract fee	(1,187,096)	(1,316,339)	(309,207)	(339,709)	(10,837)	(11,255)

Net increase (decrease) in net assets from principal transactions	(26,995,981)	(68,686,776)	(2,741,550)	(9,432,741)	(721,645)	(655,147)

Total increase (decrease) in net assets	(72,438,442)	16,784,632	(8,317,691)	2,154,738	(1,100,664)	(349,798)
Net assets at beginning of period	333,479,396	316,694,764	43,049,757	40,895,019	4,929,593	5,279,391

Net assets at end of period	$261,040,954	$333,479,396	$34,732,066	$43,049,757	$3,828,929	$4,929,593

	2018	2017	2018	2017	2018	2017
Units, beginning of period	11,002,549	13,582,355	2,403,967	2,988,807	109,061	126,876
Units issued	799,093	240,463	172,864	11,989	1,017	2,292
Units redeemed	(1,698,655)	(2,820,269)	(321,796)	(596,829)	(14,653)	(20,107)

Units, end of period	10,102,987	11,002,549	2,255,035	2,403,967	95,425	109,061

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Blue Chip Growth Trust Series I		Blue Chip Growth Trust Series II		Capital Appreciation Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$59,503	$164,268	$—	$—	$376,629	$83,477
Expenses:
Mortality and expense risk and administrative charges	(3,720,320)	(3,362,106)	(1,936,797)	(1,758,566)	(2,131,839)	(1,974,467)

Net investment income (loss)	(3,660,817)	(3,197,838)	(1,936,797)	(1,758,566)	(1,755,210)	(1,890,990)

Realized gains (losses) on investments:
Capital gain distributions received	33,723,155	15,273,149	16,433,673	7,523,127	24,661,514	11,087,633
Net realized gain (loss)	19,230,998	16,972,705	4,459,504	4,859,876	6,731,333	7,547,307

Realized gains (losses)	52,954,153	32,245,854	20,893,177	12,383,003	31,392,847	18,634,940

Unrealized appreciation (depreciation) during the period	(45,938,877)	37,534,810	(17,960,982)	21,589,366	(31,282,606)	22,826,953

Net increase (decrease) in net assets from operations	3,354,459	66,582,826	995,398	32,213,803	(1,644,969)	39,570,903

Changes from principal transactions:
Purchase payments	346,958	387,623	455,790	234,094	197,432	210,887
Transfers between sub-accounts and the company	(5,145,305)	(2,337,150)	5,270,850	(4,806,047)	(983,760)	(6,303,350)
Withdrawals	(25,312,057)	(25,508,251)	(14,129,863)	(12,617,211)	(15,088,029)	(14,380,163)
Annual contract fee	(370,713)	(367,325)	(359,830)	(328,421)	(261,444)	(272,105)

Net increase (decrease) in net assets from principal transactions	(30,481,117)	(27,825,103)	(8,763,053)	(17,517,585)	(16,135,801)	(20,744,731)

Total increase (decrease) in net assets	(27,126,658)	38,757,723	(7,767,655)	14,696,218	(17,780,770)	18,826,172
Net assets at beginning of period	243,659,712	204,901,989	115,265,893	100,569,675	140,278,520	121,452,348

Net assets at end of period	$216,533,054	$243,659,712	$107,498,238	$115,265,893	$122,497,750	$140,278,520

	2018	2017	2018	2017	2018	2017
Units, beginning of period	4,509,791	5,095,144	3,103,134	3,626,777	5,905,808	6,883,373
Units issued	123,979	195,064	398,212	271,745	203,509	166,580
Units redeemed	(643,961)	(780,417)	(621,172)	(795,388)	(832,438)	(1,144,145)

Units, end of period	3,989,809	4,509,791	2,880,174	3,103,134	5,276,879	5,905,808

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Capital Appreciation Trust Series II		Capital Appreciation Value Trust Series II		Core Bond Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$26,159	$—	$5,046,881	$3,484,990	$1,611,556	$1,610,423
Expenses:
Mortality and expense risk and administrative charges	(964,841)	(895,262)	(3,703,878)	(3,878,882)	(1,016,885)	(1,178,177)

Net investment income (loss)	(938,682)	(895,262)	1,343,003	(393,892)	594,671	432,246

Realized gains (losses) on investments:
Capital gain distributions received	10,773,437	4,829,163	19,561,342	13,367,108	—	995,245
Net realized gain (loss)	1,323,837	1,356,506	1,161,668	5,153,101	(728,642)	(258,568)

Realized gains (losses)	12,097,274	6,185,669	20,723,010	18,520,209	(728,642)	736,677

Unrealized appreciation (depreciation) during the period	(11,951,970)	11,334,305	(24,529,333)	17,737,364	(1,461,071)	368,856

Net increase (decrease) in net assets from operations	(793,378)	16,624,712	(2,463,320)	35,863,681	(1,595,042)	1,537,779

Changes from principal transactions:
Purchase payments	188,477	187,756	353,360	378,323	58,483	99,956
Transfers between sub-accounts and the company	1,008,554	(3,075,556)	(5,946,426)	1,877,837	(1,574,355)	(967,963)
Withdrawals	(7,365,947)	(6,631,415)	(27,045,582)	(37,070,314)	(8,153,799)	(10,489,475)
Annual contract fee	(205,316)	(191,531)	(1,961,290)	(2,040,639)	(129,503)	(150,889)

Net increase (decrease) in net assets from principal transactions	(6,374,232)	(9,710,746)	(34,599,938)	(36,854,793)	(9,799,174)	(11,508,371)

Total increase (decrease) in net assets	(7,167,610)	6,913,966	(37,063,258)	(991,112)	(11,394,216)	(9,970,592)
Net assets at beginning of period	57,962,750	51,048,784	280,370,463	281,361,575	75,033,403	85,003,995

Net assets at end of period	$50,795,140	$57,962,750	$243,307,205	$280,370,463	$63,639,187	$75,033,403

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,691,874	1,997,340	12,364,275	14,096,586	4,369,480	5,044,356
Units issued	207,780	156,241	119,101	251,399	141,037	181,949
Units redeemed	(376,240)	(461,707)	(1,608,589)	(1,983,710)	(725,825)	(856,825)

Units, end of period	1,523,414	1,691,874	10,874,787	12,364,275	3,784,692	4,369,480

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Core Bond Trust Series II		DWS Equity 500 Index		Emerging Markets Value Trust Series II
	2018	2017	2018	2017	2018	2017 (e)
Income:
Dividend distributions received	$1,711,214	$1,713,896	$165,950	$178,699	$865,202	$320,757
Expenses:
Mortality and expense risk and administrative charges	(1,243,335)	(1,440,804)	(203,808)	(204,942)	(580,555)	(107,109)

Net investment income (loss)	467,879	273,092	(37,858)	(26,243)	284,647	213,648

Realized gains (losses) on investments:
Capital gain distributions received	—	1,152,060	1,108,207	639,267	—	—
Net realized gain (loss)	(967,084)	(364,368)	738,599	839,308	(164,022)	8,406

Realized gains (losses)	(967,084)	787,692	1,846,806	1,478,575	(164,022)	8,406

Unrealized appreciation (depreciation) during the period	(1,601,694)	445,082	(2,520,155)	780,552	(6,065,973)	1,314,760

Net increase (decrease) in net assets from operations	(2,100,899)	1,505,866	(711,207)	2,232,884	(5,945,348)	1,536,814

Changes from principal transactions:
Purchase payments	131,047	240,811	—	—	101,145	22,803
Transfers between sub-accounts and the company	(4,032,829)	(1,009,351)	(413,318)	(1,053,323)	(1,263,301)	41,311,783
Withdrawals	(9,598,927)	(12,100,081)	(1,017,764)	(977,147)	(4,137,247)	(509,149)
Annual contract fee	(210,323)	(246,502)	(54,157)	(56,836)	(149,646)	(24,174)

Net increase (decrease) in net assets from principal transactions	(13,711,032)	(13,115,123)	(1,485,239)	(2,087,306)	(5,449,049)	40,801,263

Total increase (decrease) in net assets	(15,811,931)	(11,609,257)	(2,196,446)	145,578	(11,394,397)	42,338,077
Net assets at beginning of period	87,943,735	99,552,992	12,878,784	12,733,206	42,338,077	—

Net assets at end of period	$72,131,804	$87,943,735	$10,682,338	$12,878,784	$30,943,680	$42,338,077

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,341,711	6,142,045	314,256	369,906	3,264,187	—
Units issued	160,650	314,331	1,445	1,261	286,073	3,469,385
Units redeemed	(1,025,685)	(1,114,665)	(37,077)	(56,911)	(741,300)	(205,198)

Units, end of period	4,476,676	5,341,711	278,624	314,256	2,808,960	3,264,187

(e)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Emerging Markets Value Trust Series NAV		Equity Income Trust Series I		Equity Income Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$43,337	$17,934	$3,255,408	$4,295,052	$1,785,659	$2,477,934
Expenses:
Mortality and expense risk and administrative charges	(17,219)	(3,300)	(2,687,015)	(2,851,335)	(1,763,447)	(1,923,782)

Net investment income (loss)	26,118	14,634	568,393	1,443,717	22,212	554,152

Realized gains (losses) on investments:
Capital gain distributions received	—	—	21,880,986	14,371,455	13,425,290	9,146,934
Net realized gain (loss)	7,755	1,116	6,741,873	5,259,130	2,618,360	3,375,279

Realized gains (losses)	7,755	1,116	28,622,859	19,630,585	16,043,650	12,522,213

Unrealized appreciation (depreciation) during the period	(275,380)	54,252	(47,921,790)	5,442,173	(27,867,487)	3,253,470

Net increase (decrease) in net assets from operations	(241,507)	70,002	(18,730,538)	26,516,475	(11,801,625)	16,329,835

Changes from principal transactions:
Purchase payments	—	—	206,858	332,635	298,188	259,868
Transfers between sub-accounts and the company	55,514	1,799,334	(5,773,427)	(4,002,928)	(3,694,759)	(6,346,083)
Withdrawals	(215,791)	(14,728)	(19,633,311)	(21,524,650)	(13,449,616)	(12,522,051)
Annual contract fee	(430)	(36)	(258,196)	(296,541)	(330,163)	(368,539)

Net increase (decrease) in net assets from principal transactions	(160,707)	1,784,570	(25,458,076)	(25,491,484)	(17,176,350)	(18,976,805)

Total increase (decrease) in net assets	(402,214)	1,854,572	(44,188,614)	1,024,991	(28,977,975)	(2,646,970)
Net assets at beginning of period	1,854,572	—	196,453,662	195,428,671	122,995,102	125,642,072

Net assets at end of period	$1,452,358	$1,854,572	$152,265,048	$196,453,662	$94,017,127	$122,995,102

	2018	2017	2018	2017	2018	2017
Units, beginning of period	142,910	—	3,727,107	4,249,685	4,389,304	5,116,105
Units issued	6,064	149,925	45,291	94,711	115,821	135,638
Units redeemed	(18,288)	(7,015)	(556,005)	(617,289)	(723,516)	(862,439)

Units, end of period	130,686	142,910	3,216,393	3,727,107	3,781,609	4,389,304

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Financial Industries Trust Series I		Financial Industries Trust Series II		Fundamental All Cap Core Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$124,345	$127,797	$164,029	$156,824	$92,929	$253,987
Expenses:
Mortality and expense risk and administrative charges	(163,321)	(165,489)	(230,391)	(251,620)	(742,150)	(732,951)

Net investment income (loss)	(38,976)	(37,692)	(66,362)	(94,796)	(649,221)	(478,964)

Realized gains (losses) on investments:
Capital gain distributions received	674,944	—	915,508	—	5,875,987	1,100,461
Net realized gain (loss)	548,624	219,560	558,176	418,467	3,357,259	3,283,073

Realized gains (losses)	1,223,568	219,560	1,473,684	418,467	9,233,246	4,383,534

Unrealized appreciation (depreciation) during the period	(2,763,044)	1,182,808	(3,561,756)	1,611,817	(14,758,300)	6,505,786

Net increase (decrease) in net assets from operations	(1,578,452)	1,364,676	(2,154,434)	1,935,488	(6,174,275)	10,410,356

Changes from principal transactions:
Purchase payments	8,059	17,192	30,986	50,107	72,464	73,455
Transfers between sub-accounts and the company	(921,931)	(215,757)	(812,479)	(1,669,762)	(268,746)	61,752
Withdrawals	(712,539)	(1,036,480)	(1,737,369)	(1,697,167)	(4,725,902)	(5,335,026)
Annual contract fee	(30,293)	(31,332)	(46,373)	(49,768)	(181,845)	(187,905)

Net increase (decrease) in net assets from principal transactions	(1,656,704)	(1,266,377)	(2,565,235)	(3,366,590)	(5,104,029)	(5,387,724)

Total increase (decrease) in net assets	(3,235,156)	98,299	(4,719,669)	(1,431,102)	(11,278,304)	5,022,632
Net assets at beginning of period	11,693,440	11,595,141	16,106,364	17,537,466	48,359,358	43,336,726

Net assets at end of period	$8,458,284	$11,693,440	$11,386,695	$16,106,364	$37,081,054	$48,359,358

	2018	2017	2018	2017	2018	2017
Units, beginning of period	474,458	533,359	625,106	771,615	1,221,295	1,347,676
Units issued	41,652	163,731	53,501	189,472	69,318	127,264
Units redeemed	(108,691)	(222,632)	(151,883)	(335,981)	(192,555)	(253,645)

Units, end of period	407,419	474,458	526,724	625,106	1,098,058	1,221,295

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Fundamental Large Cap Value Trust Series I		Fundamental Large Cap Value Trust Series II		Global Allocation
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,171,428	$3,556,644	$1,389,364	$2,495,785	$1,982	$4,611
Expenses:
Mortality and expense risk and administrative charges	(2,985,295)	(3,258,388)	(2,533,995)	(2,782,470)	(3,522)	(7,765)

Net investment income (loss)	(813,867)	298,256	(1,144,631)	(286,685)	(1,540)	(3,154)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	9,269	2,490
Net realized gain (loss)	5,067,381	4,594,609	4,960,562	4,425,051	455	112,034

Realized gains (losses)	5,067,381	4,594,609	4,960,562	4,425,051	9,724	114,524

Unrealized appreciation (depreciation) during the period	(40,776,930)	27,754,850	(32,906,560)	21,348,913	(30,246)	(46,262)

Net increase (decrease) in net assets from operations
	(36,523,416)	32,647,715	(29,090,629)	25,487,279	(22,062)	65,108

Changes from principal transactions:
Purchase payments	246,043	313,316	303,852	356,023	—	—
Transfers between sub-accounts and the company	(3,591,346)	(8,056,814)	814,929	(5,990,131)	91	1,995
Withdrawals	(22,088,734)	(26,692,171)	(20,200,308)	(20,952,604)	(1,253)	(494,609)
Annual contract fee	(280,065)	(331,808)	(594,997)	(659,539)	(736)	(987)

Net increase (decrease) in net assets from principal transactions	(25,714,102)	(34,767,477)	(19,676,524)	(27,246,251)	(1,898)	(493,601)

Total increase (decrease) in net assets	(62,237,518)	(2,119,762)	(48,767,153)	(1,758,972)	(23,960)	(428,493)
Net assets at beginning of period	223,804,565	225,924,327	178,758,422	180,517,394	250,670	679,163

Net assets at end of period	$161,567,047	$223,804,565	$129,991,269	$178,758,422	$226,710	$250,670

	2018	2017	2018	2017	2018	2017
Units, beginning of period	7,733,962	9,036,246	6,913,782	8,055,951	11,243	35,364
Units issued	102,855	54,566	396,715	162,923	55	96
Units redeemed	(1,008,559)	(1,356,850)	(1,169,070)	(1,305,092)	(145)	(24,217)

Units, end of period	6,828,258	7,733,962	6,141,427	6,913,782	11,153	11,243

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Bond Trust Series I		Global Bond Trust Series II		Global Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$697,347	$669,563	$1,700,423	$1,374,239	$1,963,853	$2,172,538
Expenses:
Mortality and expense risk and administrative charges	(386,937)	(435,765)	(1,010,537)	(1,099,923)	(1,412,030)	(1,497,163)

Net investment income (loss)	310,410	233,798	689,886	274,316	551,823	675,375

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(58,458)	(159,107)	(631,401)	(813,373)	4,327,952	5,261,857

Realized gains (losses)	(58,458)	(159,107)	(631,401)	(813,373)	4,327,952	5,261,857

Unrealized appreciation (depreciation) during the period	(1,135,089)	2,030,306	(2,316,949)	5,221,071	(21,967,408)	13,117,353

Net increase (decrease) in net assets from operations	(883,137)	2,104,997	(2,258,464)	4,682,014	(17,087,633)	19,054,585

Changes from principal transactions:
Purchase payments	15,808	95,084	108,472	123,349	134,713	194,701
Transfers between sub-accounts and the company	(416,725)	(69,271)	(4,081,827)	2,771,900	1,062,831	(3,744,129)
Withdrawals	(2,908,914)	(5,159,518)	(9,809,923)	(8,430,061)	(9,705,830)	(12,317,982)
Annual contract fee	(40,608)	(43,416)	(254,464)	(275,301)	(326,019)	(348,308)

Net increase (decrease) in net assets from principal transactions	(3,350,439)	(5,177,121)	(14,037,742)	(5,810,113)	(8,834,305)	(16,215,718)

Total increase (decrease) in net assets	(4,233,576)	(3,072,124)	(16,296,206)	(1,128,099)	(25,921,938)	2,838,867
Net assets at beginning of period	28,397,867	31,469,991	71,900,404	73,028,503	119,324,071	116,485,204

Net assets at end of period	$24,164,291	$28,397,867	$55,604,198	$71,900,404	$93,402,133	$119,324,071

	2018	2017	2018	2017	2018	2017
Units, beginning of period	917,345	1,097,651	3,739,056	4,012,920	4,161,094	4,782,623
Units issued	33,861	63,086	159,261	317,598	231,536	20,066
Units redeemed	(139,851)	(243,392)	(945,891)	(591,462)	(471,233)	(641,595)

Units, end of period	811,355	917,345	2,952,426	3,739,056	3,921,397	4,161,094

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Global Trust Series II		Health Sciences Trust Series I		Health Sciences Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$506,404	$623,363	$—	$—	$—	$—
Expenses:
Mortality and expense risk and administrative charges	(532,606)	(587,326)	(789,628)	(784,362)	(1,055,054)	(1,024,925)

Net investment income (loss)	(26,202)	36,037	(789,628)	(784,362)	(1,055,054)	(1,024,925)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	5,037,233	5,258,798	6,790,013	6,880,442
Net realized gain (loss)	1,116,899	707,145	(1,729,855)	(2,475,572)	(4,544,407)	(5,317,119)

Realized gains (losses)	1,116,899	707,145	3,307,378	2,783,226	2,245,606	1,563,323

Unrealized appreciation (depreciation) during the period	(6,229,830)	5,059,279	(2,700,749)	9,757,953	(1,715,149)	13,844,679

Net increase (decrease) in net assets from operations	(5,139,133)	5,802,461	(182,999)	11,756,817	(524,597)	14,383,077

Changes from principal transactions:
Purchase payments	83,222	89,204	147,585	82,374	160,425	149,521
Transfers between sub-accounts and the company	(2,105,893)	(824,423)	(324,896)	(4,118,788)	(438,638)	(2,493,987)
Withdrawals	(4,030,585)	(3,901,202)	(4,937,993)	(5,632,994)	(6,400,594)	(8,084,016)
Annual contract fee	(129,103)	(134,660)	(127,030)	(136,263)	(220,570)	(218,262)

Net increase (decrease) in net assets from principal transactions	(6,182,359)	(4,771,081)	(5,242,334)	(9,805,671)	(6,899,377)	(10,646,744)

Total increase (decrease) in net assets	(11,321,492)	1,031,380	(5,425,333)	1,951,146	(7,423,974)	3,736,333
Net assets at beginning of period	37,859,017	36,827,637	51,424,786	49,473,640	63,593,189	59,856,856

Net assets at end of period	$26,537,525	$37,859,017	$45,999,453	$51,424,786	$56,169,215	$63,593,189

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,658,271	1,882,893	743,747	898,168	964,531	1,141,271
Units issued	73,646	91,215	48,785	50,564	112,032	92,314
Units redeemed	(340,542)	(315,837)	(122,436)	(204,985)	(227,261)	(269,054)

Units, end of period	1,391,375	1,658,271	670,096	743,747	849,302	964,531

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	High Yield Trust Series I		High Yield Trust Series II		International Equity Index Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$3,435,790	$3,424,571	$2,804,166	$2,854,472	$327,457	$315,001
Expenses:
Mortality and expense risk and administrative charges	(710,852)	(797,448)	(797,367)	(876,134)	(212,419)	(213,383)

Net investment income (loss)	2,724,938	2,627,123	2,006,799	1,978,338	115,038	101,618

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	4,869	—
Net realized gain (loss)	(1,415,471)	(1,622,503)	(1,816,313)	(1,751,380)	357,894	451,342

Realized gains (losses)	(1,415,471)	(1,622,503)	(1,816,313)	(1,751,380)	362,763	451,342

Unrealized appreciation (depreciation) during the period	(3,620,440)	3,033,600	(2,444,718)	2,861,753	(2,727,999)	2,710,524

Net increase (decrease) in net assets from operations	(2,310,973)	4,038,220	(2,254,232)	3,088,711	(2,250,198)	3,263,484

Changes from principal transactions:
Purchase payments	12,257	80,590	29,241	86,063	17,723	23,228
Transfers between sub-accounts and the company	(1,238,844)	(1,023,702)	(1,864,531)	2,307,739	(85,988)	999,010
Withdrawals	(6,998,844)	(8,966,405)	(6,170,508)	(8,052,708)	(939,458)	(2,236,231)
Annual contract fee	(308,261)	(337,964)	(211,925)	(217,396)	(35,881)	(47,881)

Net increase (decrease) in net assets from principal transactions	(8,533,692)	(10,247,481)	(8,217,723)	(5,876,302)	(1,043,604)	(1,261,874)

Total increase (decrease) in net assets	(10,844,665)	(6,209,261)	(10,471,955)	(2,787,591)	(3,293,802)	2,001,610
Net assets at beginning of period	62,433,081	68,642,342	55,498,697	58,286,288	15,509,225	13,507,615

Net assets at end of period	$51,588,416	$62,433,081	$45,026,742	$55,498,697	$12,215,423	$15,509,225

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,438,490	3,939,570	2,456,073	2,726,366	920,999	1,006,466
Units issued	230,428	252,992	131,310	283,763	63,038	148,925
Units redeemed	(687,269)	(754,072)	(499,017)	(554,056)	(127,490)	(234,392)

Units, end of period	2,981,649	3,438,490	2,088,366	2,456,073	856,547	920,999

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Equity Index Series II		International Equity Index Series NAV		International Growth Stock Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$293,626	$280,694	$250,579	$254,137	$222,634	$200,981
Expenses:
Mortality and expense risk and administrative charges	(232,500)	(216,027)	(176,431)	(188,404)	(240,400)	(248,113)

Net investment income (loss)	61,126	64,667	74,148	65,733	(17,766)	(47,132)

Realized gains (losses) on investments:
Capital gain distributions received	4,870	—	3,655	—	465,082	—
Net realized gain (loss)	638,081	432,676	184,642	552,940	597,977	523,814

Realized gains (losses)	642,951	432,676	188,297	552,940	1,063,059	523,814

Unrealized appreciation (depreciation) during the period	(3,059,863)	2,508,150	(1,974,369)	2,035,926	(3,673,434)	2,489,315

Net increase (decrease) in net assets from operations	(2,355,786)	3,005,493	(1,711,924)	2,654,599	(2,628,141)	2,965,997

Changes from principal transactions:
Purchase payments	51,150	28,481	22,242	23,237	87,163	92,226
Transfers between sub-accounts and the company	41,355	2,254,337	40,772	(707,034)	(67,367)	805,513
Withdrawals	(1,495,338)	(2,058,581)	(1,298,072)	(985,605)	(1,562,163)	(1,722,641)
Annual contract fee	(53,442)	(53,856)	(52,799)	(57,338)	(43,977)	(46,719)

Net increase (decrease) in net assets from principal transactions	(1,456,275)	170,381	(1,287,857)	(1,726,740)	(1,586,344)	(871,621)

Total increase (decrease) in net assets	(3,812,061)	3,175,874	(2,999,781)	927,859	(4,214,485)	2,094,376
Net assets at beginning of period	15,168,134	11,992,260	12,079,669	11,151,810	17,309,176	15,214,800

Net assets at end of period	$11,356,073	$15,168,134	$9,079,888	$12,079,669	$13,094,691	$17,309,176

	2018	2017	2018	2017	2018	2017
Units, beginning of period	918,163	907,432	902,476	1,045,310	1,034,214	1,088,683
Units issued	204,019	210,790	24,044	23,012	113,875	113,993
Units redeemed	(307,971)	(200,059)	(123,750)	(165,846)	(217,312)	(168,462)

Units, end of period	814,211	918,163	802,770	902,476	930,777	1,034,214

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Small Company Trust Series I		International Small Company Trust Series II		International Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$277,579	$332,708	$183,380	$196,324	$1,576,412	$1,307,932
Expenses:
Mortality and expense risk and administrative charges	(329,907)	(349,590)	(231,834)	(244,748)	(974,187)	(1,085,548)

Net investment income (loss)	(52,328)	(16,882)	(48,454)	(48,424)	602,225	222,384

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	1,578,688	1,796,897	923,413	1,057,457	2,615,844	2,927,234

Realized gains (losses)	1,578,688	1,796,897	923,413	1,057,457	2,615,844	2,927,234

Unrealized appreciation (depreciation) during the period	(6,344,140)	4,044,494	(4,113,641)	2,785,636	(14,138,796)	7,462,724

Net increase (decrease) in net assets from operations	(4,817,780)	5,824,509	(3,238,682)	3,794,669	(10,920,727)	10,612,342

Changes from principal transactions:
Purchase payments	28,415	32,718	66,284	56,810	106,948	136,642
Transfers between sub-accounts and the company	(1,257,573)	(646,013)	(283,153)	(103,392)	(1,037,493)	(3,390,506)
Withdrawals	(1,686,534)	(2,705,508)	(1,732,351)	(1,775,470)	(6,216,159)	(6,805,226)
Annual contract fee	(42,664)	(47,168)	(52,711)	(53,866)	(136,832)	(157,233)

Net increase (decrease) in net assets from principal transactions	(2,958,356)	(3,365,971)	(2,001,931)	(1,875,918)	(7,283,536)	(10,216,323)

Total increase (decrease) in net assets	(7,776,136)	2,458,538	(5,240,613)	1,918,751	(18,204,263)	396,019
Net assets at beginning of period	25,245,069	22,786,531	16,816,461	14,897,710	72,750,622	72,354,603

Net assets at end of period	$17,468,933	$25,245,069	$11,575,848	$16,816,461	$54,546,359	$72,750,622

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,106,783	1,274,926	763,609	859,768	3,294,988	3,781,862
Units issued	38,303	66,887	69,536	109,084	65,394	75,443
Units redeemed	(172,744)	(235,030)	(164,284)	(205,243)	(411,081)	(562,317)

Units, end of period	972,342	1,106,783	668,861	763,609	2,949,301	3,294,988

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	International Value Trust Series II		Investment Quality Bond Trust Series I		Investment Quality Bond Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,182,437	$1,008,118	$3,427,726	$3,527,753	$1,586,601	$1,694,340
Expenses:
Mortality and expense risk and administrative charges	(863,658)	(1,007,185)	(1,370,946)	(1,467,807)	(993,873)	(1,069,938)

Net investment income (loss)	318,779	933	2,056,780	2,059,946	592,728	624,402

Realized gains (losses) on investments:
Capital gain distributions received	—	—	882,050	579,732	440,572	316,479
Net realized gain (loss)	1,890,220	2,330,228	(1,986,577)	(585,680)	(1,386,654)	(1,147,678)

Realized gains (losses)	1,890,220	2,330,228	(1,104,527)	(5,948)	(946,082)	(831,199)

Unrealized appreciation (depreciation) during the period	(11,301,294)	6,657,374	(3,528,968)	2,683,958	(1,321,292)	1,984,019

Net increase (decrease) in net assets from operations	(9,092,295)	8,988,535	(2,576,715)	4,737,956	(1,674,646)	1,777,222

Changes from principal transactions:
Purchase payments	208,762	262,917	59,757	140,020	82,893	149,001
Transfers between sub-accounts and the company	(927,924)	(2,909,684)	(2,542,534)	6,018,285	(650,097)	10,335,812
Withdrawals	(6,921,536)	(8,407,213)	(13,423,601)	(14,199,209)	(7,286,807)	(12,287,877)
Annual contract fee	(175,057)	(198,324)	(673,578)	(718,871)	(228,396)	(254,338)

Net increase (decrease) in net assets from principal transactions	(7,815,755)	(11,252,304)	(16,579,956)	(8,759,775)	(8,082,407)	(2,057,402)

Total increase (decrease) in net assets	(16,908,050)	(2,263,769)	(19,156,671)	(4,021,819)	(9,757,053)	(280,180)
Net assets at beginning of period	61,335,016	63,598,785	135,673,299	139,695,118	68,203,588	68,483,768

Net assets at end of period	$44,426,966	$61,335,016	$116,516,628	$135,673,299	$58,446,535	$68,203,588

	2018	2017	2018	2017	2018	2017
Units, beginning of period	2,586,872	3,077,578	6,868,000	7,266,897	3,684,653	3,792,564
Units issued	69,025	116,416	328,515	450,236	374,497	798,117
Units redeemed	(405,017)	(607,122)	(1,185,510)	(849,133)	(821,893)	(906,028)

Units, end of period	2,250,880	2,586,872	6,011,005	6,868,000	3,237,257	3,684,653

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Aggressive Portfolio Series I		Lifestyle Aggressive Portfolio Series II		Lifestyle Balanced Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$40,446	$35,293	$84,761	$74,991	$537,495	$483,227
Expenses:
Mortality and expense risk and administrative charges	(35,912)	(40,933)	(90,712)	(83,967)	(270,820)	(215,816)

Net investment income (loss)	4,534	(5,640)	(5,951)	(8,976)	266,675	267,411

Realized gains (losses) on investments:
Capital gain distributions received	56,556	29,240	128,647	72,290	364,513	203,811
Net realized gain (loss)	47,884	152,593	187,020	64,255	158,987	54,719

Realized gains (losses)	104,440	181,833	315,667	136,545	523,500	258,530

Unrealized appreciation (depreciation) during the period	(339,381)	313,233	(887,278)	764,867	(2,067,831)	1,350,552

Net increase (decrease) in net assets from operations	(230,407)	489,426	(577,562)	892,436	(1,277,656)	1,876,493

Changes from principal transactions:
Purchase payments	—	450	4,232	5,870	72,004	2,567
Transfers between sub-accounts and the company	267,849	(1,040,423)	488,033	483,678	3,169,070	6,664,455
Withdrawals	(170,224)	(22,730)	(296,212)	(378,586)	(2,592,413)	(1,502,888)
Annual contract fee	(10,081)	(8,646)	(26,350)	(20,298)	(136,485)	(94,770)

Net increase (decrease) in net assets from principal transactions	87,544	(1,071,349)	169,703	90,664	512,176	5,069,364

Total increase (decrease) in net assets	(142,863)	(581,923)	(407,859)	983,100	(765,480)	6,945,857
Net assets at beginning of period	2,269,813	2,851,736	5,455,416	4,472,316	22,596,557	15,650,700

Net assets at end of period	$2,126,950	$2,269,813	$5,047,557	$5,455,416	$21,831,077	$22,596,557

	2018	2017	2018	2017	2018	2017
Units, beginning of period	136,196	205,561	331,950	325,497	1,482,255	1,142,275
Units issued	17,763	5,070	76,948	43,553	290,714	459,338
Units redeemed	(11,874)	(74,435)	(66,290)	(37,100)	(255,318)	(119,358)

Units, end of period	142,085	136,196	342,608	331,950	1,517,651	1,482,255

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Balanced Portfolio Series II		Lifestyle Conservative Portfolio Series I		Lifestyle Conservative Portfolio Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$10,793,457	$11,189,023	$219,662	$200,401	$2,472,179	$2,203,931
Expenses:
Mortality and expense risk and administrative charges	(7,369,100)	(7,619,395)	(115,525)	(77,918)	(1,362,139)	(1,364,156)

Net investment income (loss)	3,424,357	3,569,628	104,137	122,483	1,110,040	839,775

Realized gains (losses) on investments:
Capital gain distributions received	8,288,547	6,135,748	85,720	34,739	926,699	562,389
Net realized gain (loss)	7,075,326	5,631,513	(75,609)	(85)	230,468	403,209

Realized gains (losses)	15,363,873	11,767,261	10,111	34,654	1,157,167	965,598

Unrealized appreciation (depreciation) during the period	(50,677,836)	41,214,747	(395,512)	170,468	(5,688,436)	3,314,476

Net increase (decrease) in net assets from operations	(31,889,606)	56,551,636	(281,264)	327,605	(3,421,229)	5,119,849

Changes from principal transactions:
Purchase payments	15,462,292	16,842,069	350	630	2,041,931	3,737,994
Transfers between sub-accounts and the company	(20,311,801)	17,553,325	2,214,631	3,621,025	27,150,243	(332,434)
Withdrawals	(56,620,911)	(47,284,840)	(1,358,480)	(1,164,450)	(15,726,402)	(13,054,524)
Annual contract fee	(4,333,745)	(4,374,492)	(36,388)	(20,418)	(873,114)	(832,729)

Net increase (decrease) in net assets from principal transactions	(65,804,165)	(17,263,938)	820,113	2,436,787	12,592,658	(10,481,693)

Total increase (decrease) in net assets	(97,693,771)	39,287,698	538,849	2,764,392	9,171,429	(5,361,844)
Net assets at beginning of period	575,485,493	536,197,795	8,059,034	5,294,642	96,081,956	101,443,800

Net assets at end of period	$477,791,722	$575,485,493	$8,597,883	$8,059,034	$105,253,385	$96,081,956

	2018	2017	2018	2017	2018	2017
Units, beginning of period	35,280,396	36,267,480	574,117	397,380	6,605,886	7,344,958
Units issued	4,523,063	4,911,169	260,556	250,335	3,654,246	1,649,431
Units redeemed	(8,460,648)	(5,898,253)	(202,242)	(73,598)	(2,728,258)	(2,388,503)

Units, end of period	31,342,811	35,280,396	632,431	574,117	7,531,874	6,605,886

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Growth Portfolio Series I		Lifestyle Growth Portfolio Series II		Lifestyle Growth Portfolio Series NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$4,495,045	$4,069,306	$98,028,411	$92,117,525	$142,813	$127,817
Expenses:
Mortality and expense risk and administrative charges	(2,144,763)	(1,089,365)	(75,342,116)	(42,231,217)	(86,986)	(15,401)

Net investment income (loss)	2,350,282	2,979,941	22,686,295	49,886,308	55,827	112,416

Realized gains (losses) on investments:
Capital gain distributions received	2,653,349	812,940	65,600,412	23,570,612	81,243	—
Net realized gain (loss)	2,898,618	1,078,183	83,602,063	30,063,268	6,399	603

Realized gains (losses)	5,551,967	1,891,123	149,202,475	53,633,880	87,642	603

Unrealized appreciation (depreciation) during the period	(22,532,658)	9,910,497	(558,470,310)	293,496,046	(611,902)	43,254

Net increase (decrease) in net assets from operations	(14,630,409)	14,781,561	(386,581,540)	397,016,234	(468,433)	156,273

Changes from principal transactions:
Purchase payments	126,739	93,458	28,793,737	19,299,780	—	—
Transfers between sub-accounts and the company	1,232,275	144,964,015	(85,600,466)	3,246,628,302	—	6,789,584
Withdrawals	(18,358,425)	(10,708,223)	(602,413,509)	(284,238,823)	(472,702)	(36,502)
Annual contract fee	(1,402,303)	(615,682)	(39,821,554)	(21,483,498)	—	—

Net increase (decrease) in net assets from principal transactions	(18,401,714)	133,733,568	(699,041,792)	2,960,205,761	(472,702)	6,753,082

Total increase (decrease) in net assets	(33,032,123)	148,515,129	(1,085,623,332)	3,357,221,995	(941,135)	6,909,355
Net assets at beginning of period	225,786,307	77,271,178	5,694,618,560	2,337,396,565	6,909,355	—

Net assets at end of period	$192,754,184	$225,786,307	$4,608,995,228	$5,694,618,560	$5,968,220	$6,909,355

	2018	2017	2018	2017	2018	2017
Units, beginning of period	13,985,436	5,511,851	340,523,803	157,663,190	509,119	—
Units issued	439,544	9,364,140	6,651,000	205,378,944	—	511,751
Units redeemed	(1,582,489)	(890,555)	(47,900,461)	(22,518,331)	(34,726)	(2,632)

Units, end of period	12,842,491	13,985,436	299,274,342	340,523,803	474,393	509,119

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Lifestyle Moderate Portfolio Series I		Lifestyle Moderate Portfolio Series II		Managed Volatility Aggressive Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$196,203	$173,137	$3,433,686	$3,562,067	$921,181	$892,776
Expenses:
Mortality and expense risk and administrative charges	(89,421)	(86,549)	(2,228,010)	(2,263,262)	(724,631)	(791,458)

Net investment income (loss)	106,782	86,588	1,205,676	1,298,805	196,550	101,318

Realized gains (losses) on investments:
Capital gain distributions received	103,487	67,588	2,396,615	1,523,708	2,998,996	—
Net realized gain (loss)	11,584	21,636	1,372,441	1,080,660	3,506,649	3,049,241

Realized gains (losses)	115,071	89,224	3,769,056	2,604,368	6,505,645	3,049,241

Unrealized appreciation (depreciation) during the period	(587,542)	454,876	(13,312,517)	10,382,460	(10,928,571)	7,150,193

Net increase (decrease) in net assets from operations	(365,689)	630,688	(8,337,785)	14,285,633	(4,226,376)	10,300,752

Changes from principal transactions:
Purchase payments	8,498	5,113	4,829,406	2,754,738	106,693	106,022
Transfers between sub-accounts and the company	1,256,305	1,217,850	(434,231)	11,055,520	(6,614,549)	(5,321,383)
Withdrawals	(823,354)	(559,139)	(18,787,892)	(19,233,424)	(3,129,606)	(3,477,059)
Annual contract fee	(36,534)	(30,447)	(1,469,535)	(1,463,083)	(195,798)	(214,411)

Net increase (decrease) in net assets from principal transactions	404,915	633,377	(15,862,252)	(6,886,249)	(9,833,260)	(8,906,831)

Total increase (decrease) in net assets	39,226	1,264,065	(24,200,037)	7,399,384	(14,059,636)	1,393,921
Net assets at beginning of period	7,686,268	6,422,203	172,969,811	165,570,427	54,572,826	53,178,905

Net assets at end of period	$7,725,494	$7,686,268	$148,769,774	$172,969,811	$40,513,190	$54,572,826

	2018	2017	2018	2017	2018	2017
Units, beginning of period	518,269	472,665	10,893,620	11,299,109	2,163,240	2,558,173
Units issued	132,014	140,041	1,698,971	1,877,129	11,013	31,803
Units redeemed	(102,575)	(94,437)	(2,664,441)	(2,282,618)	(390,548)	(426,736)

Units, end of period	547,708	518,269	9,928,150	10,893,620	1,783,705	2,163,240

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Aggressive Portfolio Series II		Managed Volatility Balanced Portfolio Series I		Managed Volatility Balanced Portfolio Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,298,548	$1,199,937	$9,196,193	$9,539,207	$107,466,477	$112,426,807
Expenses:
Mortality and expense risk and administrative charges	(1,183,505)	(1,260,558)	(5,121,416)	(5,478,070)	(78,315,410)	(84,575,606)

Net investment income (loss)	115,043	(60,621)	4,074,777	4,061,137	29,151,067	27,851,201

Realized gains (losses) on investments:
Capital gain distributions received	4,829,788	—	27,484,324	16,486,501	353,015,220	214,631,525
Net realized gain (loss)	4,742,998	4,968,267	6,542,176	11,199,198	152,626,273	110,219,605

Realized gains (losses)	9,572,786	4,968,267	34,026,500	27,685,699	505,641,493	324,851,130

Unrealized appreciation (depreciation) during the period	(16,635,400)	10,402,202	(62,126,722)	22,234,447	(860,885,595)	314,419,712

Net increase (decrease) in net assets from operations	(6,947,571)	15,309,848	(24,025,445)	53,981,283	(326,093,035)	667,122,043

Changes from principal transactions:
Purchase payments	252,248	390,285	355,143	315,783	5,978,644	6,816,124
Transfers between sub-accounts and the company	(2,262,846)	(2,851,933)	(8,947,141)	(10,137,662)	(51,180,647)	(67,920,016)
Withdrawals	(9,643,441)	(11,778,773)	(41,980,991)	(47,324,470)	(630,778,818)	(639,962,141)
Annual contract fee	(290,773)	(323,623)	(2,125,974)	(2,238,389)	(34,489,579)	(36,833,373)

Net increase (decrease) in net assets from principal transactions	(11,944,812)	(14,564,044)	(52,698,963)	(59,384,738)	(710,470,400)	(737,899,406)

Total increase (decrease) in net assets	(18,892,383)	745,804	(76,724,408)	(5,403,455)	(1,036,563,435)	(70,777,363)
Net assets at beginning of period	82,147,485	81,401,681	446,881,807	452,285,262	5,741,378,742	5,812,156,105

Net assets at end of period	$63,255,102	$82,147,485	$370,157,399	$446,881,807	$4,704,815,307	$5,741,378,742

	2018	2017	2018	2017	2018	2017
Units, beginning of period	3,402,922	4,068,367	19,484,951	22,184,086	272,743,013	308,428,957
Units issued	58,394	81,970	147,304	352,626	2,572,718	6,056,074
Units redeemed	(551,199)	(747,415)	(2,375,361)	(3,051,761)	(36,144,278)	(41,742,018)

Units, end of period	2,910,117	3,402,922	17,256,894	19,484,951	239,171,453	272,743,013

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Conservative Portfolio Series I		Managed Volatility Conservative Portfolio Series II		Managed Volatility Growth Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$2,559,648	$2,824,852	$21,891,475	$24,506,075	$8,943,961	$8,815,976
Expenses:
Mortality and expense risk and administrative charges	(1,293,990)	(1,465,791)	(14,170,541)	(16,407,454)	(5,117,399)	(5,323,228)

Net investment income (loss)	1,265,658	1,359,061	7,720,934	8,098,621	3,826,562	3,492,748

Realized gains (losses) on investments:
Capital gain distributions received	2,932,781	2,096,313	27,420,720	19,912,988	35,560,132	16,772,932
Net realized gain (loss)	(2,813,007)	(2,770,241)	(27,499,028)	(28,974,805)	11,260,160	13,514,819

Realized gains (losses)	119,774	(673,928)	(78,308)	(9,061,817)	46,820,292	30,287,751

Unrealized appreciation (depreciation) during the period	(4,902,350)	6,752,798	(44,242,296)	67,467,660	(81,774,205)	38,574,333

Net increase (decrease) in net assets from operations	(3,516,918)	7,437,931	(36,599,670)	66,504,464	(31,127,351)	72,354,832

Changes from principal transactions:
Purchase payments	105,804	118,908	1,954,855	1,156,972	532,278	635,352
Transfers between sub-accounts and the company	(2,900,330)	(3,194,232)	(18,463,731)	(33,117,758)	(8,207,258)	(20,318,342)
Withdrawals	(12,290,375)	(13,056,594)	(132,184,862)	(146,907,832)	(39,581,773)	(37,237,803)
Annual contract fee	(477,576)	(502,874)	(6,938,294)	(7,726,323)	(2,652,590)	(2,788,659)

Net increase (decrease) in net assets from principal transactions	(15,562,477)	(16,634,792)	(155,632,032)	(186,594,941)	(49,909,343)	(59,709,452)

Total increase (decrease) in net assets	(19,079,395)	(9,196,861)	(192,231,702)	(120,090,477)	(81,036,694)	12,645,380
Net assets at beginning of period	113,494,475	122,691,336	1,057,774,141	1,177,864,618	461,475,088	448,829,708

Net assets at end of period	$94,415,080	$113,494,475	$865,542,439	$1,057,774,141	$380,438,394	$461,475,088

	2018	2017	2018	2017	2018	2017
Units, beginning of period	5,110,489	5,841,690	56,528,717	65,942,723	21,052,474	23,894,725
Units issued	70,070	144,255	1,893,535	3,752,053	84,753	259,195
Units redeemed	(763,209)	(875,456)	(10,258,313)	(13,166,059)	(2,286,064)	(3,101,446)

Units, end of period	4,417,350	5,110,489	48,163,939	56,528,717	18,851,163	21,052,474

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Growth Portfolio Series II		Managed Volatility Growth Portfolio Series NAV		Managed Volatility Moderate Portfolio Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$143,454,446	$142,640,897	$9,812	$9,019	$3,644,279	$3,856,493
Expenses:
Mortality and expense risk and administrative charges	(113,775,111)	(118,624,536)	(5,376)	(5,188)	(1,962,703)	(2,132,846)

Net investment income (loss)	29,679,335	24,016,361	4,436	3,831	1,681,576	1,723,647

Realized gains (losses) on investments:
Capital gain distributions received	634,861,052	301,161,009	36,662	16,102	9,450,062	5,518,881
Net realized gain (loss)	288,986,562	159,812,875	4,346	3,015	(743,716)	247,105

Realized gains (losses)	923,847,614	460,973,884	41,008	19,117	8,706,346	5,765,986

Unrealized appreciation (depreciation) during the period	(1,541,869,011)	766,116,946	(79,621)	45,993	(18,133,917)	9,797,481

Net increase (decrease) in net assets from operations	(588,342,062)	1,251,107,191	(34,177)	68,941	(7,745,995)	17,287,114

Changes from principal transactions:
Purchase payments	11,239,308	13,664,256	—	—	175,404	119,062
Transfers between sub-accounts and the company	(57,434,341)	(30,442,736)	—	—	(2,491,878)	(3,211,358)
Withdrawals	(855,551,802)	(842,279,870)	(20,600)	(20,484)	(19,759,359)	(16,116,289)
Annual contract fee	(53,113,252)	(55,491,691)	—	—	(765,382)	(802,039)

Net increase (decrease) in net assets from principal transactions	(954,860,087)	(914,550,041)	(20,600)	(20,484)	(22,841,215)	(20,010,624)

Total increase (decrease) in net assets	(1,543,202,149)	336,557,150	(54,777)	48,457	(30,587,210)	(2,723,510)
Net assets at beginning of period	8,258,710,967	7,922,153,817	463,070	414,613	170,589,130	173,312,640

Net assets at end of period	$6,715,508,818	$8,258,710,967	$408,293	$463,070	$140,001,920	$170,589,130

	2018	2017	2018	2017	2018	2017
Units, beginning of period	384,256,728	429,283,492	21,769	22,862	7,152,400	8,025,889
Units issued	4,491,271	10,783,063	—	—	101,669	218,930
Units redeemed	(48,841,718)	(55,809,827)	(979)	(1,093)	(1,027,411)	(1,092,419)

Units, end of period	339,906,281	384,256,728	20,790	21,769	6,226,658	7,152,400

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Managed Volatility Moderate Portfolio Series II		Mid Cap Index Trust Series I		Mid Cap Index Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$35,656,051	$37,513,679	$1,001,065	$298,587	$623,663	$177,513
Expenses:
Mortality and expense risk and administrative charges	(24,200,760)	(26,599,303)	(1,254,222)	(608,722)	(1,144,216)	(963,377)

Net investment income (loss)	11,455,291	10,914,376	(253,157)	(310,135)	(520,553)	(785,864)

Realized gains (losses) on investments:
Capital gain distributions received	100,536,139	59,226,906	6,192,235	1,826,417	4,713,404	3,474,028
Net realized gain (loss)	7,106,477	26,716,635	1,251,156	1,950,061	2,760,362	2,624,576

Realized gains (losses)	107,642,616	85,943,541	7,443,391	3,776,478	7,473,766	6,098,604

Unrealized appreciation (depreciation) during the period	(207,217,143)	80,158,202	(17,895,895)	2,814,033	(15,421,330)	2,706,255

Net increase (decrease) in net assets from operations	(88,119,236)	177,016,119	(10,705,661)	6,280,376	(8,468,117)	8,018,995

Changes from principal transactions:
Purchase payments	3,975,441	2,405,167	75,705	79,572	177,448	137,189
Transfers between sub-accounts and the company	(12,664,151)	(19,527,509)	(989,414)	66,406,551	(1,802,737)	18,262,250
Withdrawals	(208,778,254)	(218,016,947)	(10,007,270)	(5,373,964)	(10,871,613)	(6,252,991)
Annual contract fee	(11,244,993)	(12,138,726)	(265,329)	(98,750)	(246,402)	(211,649)

Net increase (decrease) in net assets from principal transactions	(228,711,957)	(247,278,015)	(11,186,308)	61,013,409	(12,743,304)	11,934,799

Total increase (decrease) in net assets	(316,831,193)	(70,261,896)	(21,891,969)	67,293,785	(21,211,421)	19,953,794
Net assets at beginning of period	1,798,772,391	1,869,034,287	98,701,865	31,408,080	78,242,739	58,288,945

Net assets at end of period	$1,481,941,198	$1,798,772,391	$76,809,896	$98,701,865	$57,031,318	$78,242,739

	2018	2017	2018	2017	2018	2017
Units, beginning of period	88,426,556	100,350,679	2,409,972	833,018	2,047,512	1,725,503
Units issued	2,117,110	4,417,000	96,745	1,815,686	59,057	631,962
Units redeemed	(13,312,043)	(16,341,123)	(350,376)	(238,732)	(386,653)	(309,953)

Units, end of period	77,231,623	88,426,556	2,156,341	2,409,972	1,719,916	2,047,512

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Cap Stock Trust Series I		Mid Cap Stock Trust Series II		Mid Value Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$377,081	$517,814
Expenses:
Mortality and expense risk and administrative charges	(1,848,075)	(1,772,878)	(1,183,969)	(1,123,746)	(730,417)	(781,840)

Net investment income (loss)	(1,848,075)	(1,772,878)	(1,183,969)	(1,123,746)	(353,336)	(264,026)

Realized gains (losses) on investments:
Capital gain distributions received	14,042,255	2,706,928	8,312,649	1,568,552	3,858,807	4,897,134
Net realized gain (loss)	8,547,197	3,584,503	282,414	(306,893)	152,210	1,669,679

Realized gains (losses)	22,589,452	6,291,431	8,595,063	1,261,659	4,011,017	6,566,813

Unrealized appreciation (depreciation) during the period	(22,395,774)	26,089,429	(8,953,543)	16,319,051	(9,198,547)	(1,281,265)

Net increase (decrease) in net assets from operations	(1,654,397)	30,607,982	(1,542,449)	16,456,964	(5,540,866)	5,021,522

Changes from principal transactions:
Purchase payments	143,983	217,603	296,428	217,042	62,760	118,448
Transfers between sub-accounts and the company	(3,733,800)	(6,169,325)	1,575,157	15,731	(1,345,892)	(2,533,330)
Withdrawals	(15,202,093)	(12,516,453)	(9,097,637)	(9,461,295)	(5,823,130)	(4,942,739)
Annual contract fee	(443,917)	(457,810)	(240,141)	(226,742)	(128,960)	(147,777)

Net increase (decrease) in net assets from principal transactions	(19,235,827)	(18,925,985)	(7,466,193)	(9,455,264)	(7,235,222)	(7,505,398)

Total increase (decrease) in net assets	(20,890,224)	11,681,997	(9,008,642)	7,001,700	(12,776,088)	(2,483,876)
Net assets at beginning of period	133,040,939	121,358,942	72,595,992	65,594,292	53,461,543	55,945,419

Net assets at end of period	$112,150,715	$133,040,939	$63,587,350	$72,595,992	$40,685,455	$53,461,543

	2018	2017	2018	2017	2018	2017
Units, beginning of period	4,139,818	4,808,716	1,857,493	2,116,187	1,540,959	1,771,774
Units issued	160,107	75,275	134,155	120,862	26,333	48,677
Units redeemed	(706,429)	(744,173)	(312,583)	(379,556)	(234,941)	(279,492)

Units, end of period	3,593,496	4,139,818	1,679,065	1,857,493	1,332,351	1,540,959

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Mid Value Trust Series II		Money Market Trust Series I		Money Market Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$283,091	$415,222	$479,988	$221,660	$1,870,643	$668,641
Expenses:
Mortality and expense risk and administrative charges	(826,794)	(896,817)	(463,915)	(562,015)	(2,124,060)	(2,630,312)

Net investment income (loss)	(543,703)	(481,595)	16,073	(340,355)	(253,417)	(1,961,671)

Realized gains (losses) on investments:
Capital gain distributions received	3,921,109	4,951,581	—	417	—	1,932
Net realized gain (loss)	(220,333)	1,801,007	—	—	—	—

Realized gains (losses)	3,700,776	6,752,588	—	417	—	1,932

Unrealized appreciation (depreciation) during the period	(9,060,169)	(1,391,100)	—	1	1	(1)

Net increase (decrease) in net assets from operations	(5,903,096)	4,879,893	16,073	(339,937)	(253,416)	(1,959,740)

Changes from principal transactions:
Purchase payments	114,094	112,093	—	—	1,472,253	1,995,528
Transfers between sub-accounts and the company	(456,086)	(3,712,882)	(2,831,707)	(5,143,714)	(8,159,707)	(14,475,379)
Withdrawals	(5,144,628)	(5,623,714)	(3,176,565)	(3,029,544)	(21,462,762)	(19,700,217)
Annual contract fee	(164,874)	(179,861)	(123,582)	(158,220)	(1,436,573)	(1,592,997)

Net increase (decrease) in net assets from principal transactions	(5,651,494)	(9,404,364)	(6,131,854)	(8,331,478)	(29,586,789)	(33,773,065)

Total increase (decrease) in net assets	(11,554,590)	(4,524,471)	(6,115,781)	(8,671,415)	(29,840,205)	(35,732,805)
Net assets at beginning of period	53,485,727	58,010,198	34,960,289	43,631,704	160,059,415	195,792,220

Net assets at end of period	$41,931,137	$53,485,727	$28,844,508	$34,960,289	$130,219,210	$160,059,415

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,623,098	1,917,097	2,435,130	3,041,710	14,058,988	17,026,971
Units issued	28,623	69,126	41,120	28,041	192,567	432,789
Units redeemed	(203,437)	(363,125)	(483,402)	(634,621)	(2,791,393)	(3,400,772)

Units, end of period	1,448,284	1,623,098	1,992,848	2,435,130	11,460,162	14,058,988

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Money-Market Trust Series NAV		Mutual Shares Trust Series I		PIMCO All Asset
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$87,745	$41,677	$2,126,383	$9,678,651	$263,748	$510,423
Expenses:
Mortality and expense risk and administrative charges	(86,965)	(102,334)	(1,501,778)	(1,559,842)	(151,955)	(186,717)

Net investment income (loss)	780	(60,657)	624,605	8,118,809	111,793	323,706

Realized gains (losses) on investments:
Capital gain distributions received	—	72	5,748,070	70,309,589	—	—
Net realized gain (loss)	—	—	(9,504,473)	293,941	(196,334)	(157,235)

Realized gains (losses)	—	72	(3,756,403)	70,603,530	(196,334)	(157,235)

Unrealized appreciation (depreciation) during the period	(1)	—	(11,772,375)	(66,572,915)	(583,609)	1,155,476

Net increase (decrease) in net assets from operations	779	(60,585)	(14,904,173)	12,149,424	(668,150)	1,321,947

Changes from principal transactions:
Purchase payments	—	—	31,528	171,020	—	834
Transfers between sub-accounts and the company	(444,432)	(197,837)	4,914,781	5,388,864	(1,197,103)	(763,491)
Withdrawals	(708,846)	(1,107,183)	(16,461,092)	(17,409,910)	(2,009,912)	(1,095,932)
Annual contract fee	(35,082)	(43,504)	(1,103,090)	(1,166,737)	(23,885)	(28,520)

Net increase (decrease) in net assets from principal transactions	(1,188,360)	(1,348,524)	(12,617,873)	(13,016,763)	(3,230,900)	(1,887,109)

Total increase (decrease) in net assets	(1,187,581)	(1,409,109)	(27,522,046)	(867,339)	(3,899,050)	(565,162)
Net assets at beginning of period	6,185,471	7,594,580	171,127,549	171,994,888	11,928,599	12,493,761

Net assets at end of period	$4,997,890	$6,185,471	$143,605,503	$171,127,549	$8,029,549	$11,928,599

	2018	2017	2018	2017	2018	2017
Units, beginning of period	503,018	612,176	8,334,910	8,991,185	569,467	664,556
Units issued	3,005	11,540	399,860	358,908	2,915	4,342
Units redeemed	(100,255)	(120,698)	(981,123)	(1,015,183)	(160,408)	(99,431)

Units, end of period	405,768	503,018	7,753,647	8,334,910	411,974	569,467

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Real Estate Securities Trust Series I		Real Estate Securities Trust Series II		Science & Technology Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$489,877	$178,173	$549,667	$141,787	$—	$48,208
Expenses:
Mortality and expense risk and administrative charges	(450,977)	(532,515)	(538,005)	(643,373)	(1,516,927)	(1,368,934)

Net investment income (loss)	38,900	(354,342)	11,662	(501,586)	(1,516,927)	(1,320,726)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	14,342,029	5,156,806
Net realized gain (loss)	2,132,676	2,680,810	1,791,186	2,775,263	9,956,526	8,615,675

Realized gains (losses)	2,132,676	2,680,810	1,791,186	2,775,263	24,298,555	13,772,481

Unrealized appreciation (depreciation) during the period	(3,729,475)	(723,643)	(3,627,700)	(535,338)	(23,495,596)	17,563,270

Net increase (decrease) in net assets from operations	(1,557,899)	1,602,825	(1,824,852)	1,738,339	(713,968)	30,015,025

Changes from principal transactions:
Purchase payments	39,767	46,376	99,879	66,632	215,273	141,821
Transfers between sub-accounts and the company	(1,551,185)	(2,083,314)	(2,243,474)	(2,168,401)	(2,946,840)	(1,522,193)
Withdrawals	(3,627,347)	(3,699,662)	(4,164,764)	(5,067,839)	(9,994,681)	(9,422,203)
Annual contract fee	(54,989)	(68,532)	(106,785)	(126,595)	(219,912)	(216,769)

Net increase (decrease) in net assets from principal transactions	(5,193,754)	(5,805,132)	(6,415,144)	(7,296,203)	(12,946,160)	(11,019,344)

Total increase (decrease) in net assets	(6,751,653)	(4,202,307)	(8,239,996)	(5,557,864)	(13,660,128)	18,995,681
Net assets at beginning of period	33,691,369	37,893,676	38,440,472	43,998,336	98,952,850	79,957,169

Net assets at end of period	$26,939,716	$33,691,369	$30,200,476	$38,440,472	$85,292,722	$98,952,850

	2018	2017	2018	2017	2018	2017
Units, beginning of period	636,862	752,503	966,645	1,159,630	2,859,342	3,224,084
Units issued	21,509	16,440	20,252	65,910	129,563	238,678
Units redeemed	(123,638)	(132,081)	(182,821)	(258,895)	(477,611)	(603,420)

Units, end of period	534,733	636,862	804,076	966,645	2,511,294	2,859,342

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Science & Technology Trust Series II		Select Bond Trust Series I		Select Bond Trust Series II
	2018	2017	2018 (a)	2017	2018 (b)	2017
Income:
Dividend distributions received	$—	$—	$4,949,279	$5,185,718	$10,762,228	$10,908,262
Expenses:
Mortality and expense risk and administrative charges	(797,301)	(674,167)	(1,654,763)	(1,729,596)	(6,163,012)	(6,376,527)

Net investment income (loss)	(797,301)	(674,167)	3,294,516	3,456,122	4,599,216	4,531,735

Realized gains (losses) on investments:
Capital gain distributions received	7,515,914	2,465,653	—	—	—	—
Net realized gain (loss)	3,001,878	2,693,486	(2,069,893)	(512,817)	(6,176,007)	(1,994,904)

Realized gains (losses)	10,517,792	5,159,139	(2,069,893)	(512,817)	(6,176,007)	(1,994,904)

Unrealized appreciation (depreciation) during the period	(10,654,576)	9,093,140	(3,853,448)	2,209,652	(6,923,625)	5,908,942

Net increase (decrease) in net assets from operations	(934,085)	13,578,112	(2,628,825)	5,152,957	(8,500,416)	8,445,773

Changes from principal transactions:
Purchase payments	208,558	101,858	30,462	147,777	219,067	395,925
Transfers between sub-accounts and the company	3,608,532	1,529,326	(5,118,508)	13,041,503	94,195,253	34,156,971
Withdrawals	(4,733,637)	(6,014,414)	(17,656,065)	(18,778,417)	(56,340,015)	(54,396,164)
Annual contract fee	(182,221)	(152,150)	(1,255,363)	(1,338,247)	(2,396,181)	(2,267,158)

Net increase (decrease) in net assets from principal transactions	(1,098,768)	(4,535,380)	(23,999,474)	(6,927,384)	35,678,124	(22,110,426)

Total increase (decrease) in net assets	(2,032,853)	9,042,732	(26,628,299)	(1,774,427)	27,177,708	(13,664,653)
Net assets at beginning of period	44,570,056	35,527,324	189,485,965	191,260,392	428,601,850	442,266,503

Net assets at end of period	$42,537,203	$44,570,056	$162,857,666	$189,485,965	$455,779,558	$428,601,850

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,104,734	1,227,304	13,425,264	13,919,715	32,359,937	34,034,704
Units issued	244,595	231,910	683,952	1,010,629	13,605,063	5,667,254
Units redeemed	(268,469)	(354,480)	(2,414,228)	(1,505,080)	(10,879,486)	(7,342,021)

Units, end of period	1,080,860	1,104,734	11,694,988	13,425,264	35,085,514	32,359,937

(a)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.
(b)	Renamed on April 30, 2018. Previously known as Bond Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Short Term Government Income Trust Series I		Short Term Government Income Trust Series II		Small Cap Index Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$518,885	$396,137	$383,880	$303,117	$131,030	$57,314
Expenses:
Mortality and expense risk and administrative charges	(374,609)	(423,976)	(345,439)	(419,145)	(215,314)	(204,232)

Net investment income (loss)	144,276	(27,839)	38,441	(116,028)	(84,284)	(146,918)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	818,948	508,153
Net realized gain (loss)	(307,122)	(374,481)	(455,679)	(362,152)	452,966	422,520

Realized gains (losses)	(307,122)	(374,481)	(455,679)	(362,152)	1,271,914	930,673

Unrealized appreciation (depreciation) during the period	(15,286)	139,815	188,226	171,382	(2,859,505)	793,898

Net increase (decrease) in net assets from operations	(178,132)	(262,505)	(229,012)	(306,798)	(1,671,875)	1,577,653

Changes from principal transactions:
Purchase payments	109,246	1,257,186	29,918	40,260	25,558	26,614
Transfers between sub-accounts and the company	535,522	(231,844)	3,932,145	(560,008)	39,308	399,704
Withdrawals	(2,744,987)	(3,658,248)	(5,242,835)	(4,541,496)	(834,419)	(1,878,108)
Annual contract fee	(50,395)	(65,443)	(75,679)	(82,102)	(36,508)	(36,981)

Net increase (decrease) in net assets from principal transactions	(2,150,614)	(2,698,349)	(1,356,451)	(5,143,346)	(806,061)	(1,488,771)

Total increase (decrease) in net assets	(2,328,746)	(2,960,854)	(1,585,463)	(5,450,144)	(2,477,936)	88,882
Net assets at beginning of period	27,105,593	30,066,447	23,432,775	28,882,919	13,903,447	13,814,565

Net assets at end of period	$24,776,847	$27,105,593	$21,847,312	$23,432,775	$11,425,511	$13,903,447

	2018	2017	2018	2017	2018	2017
Units, beginning of period	2,229,433	2,450,218	1,988,007	2,419,651	418,638	467,581
Units issued	220,135	372,970	875,540	512,368	36,368	60,181
Units redeemed	(400,731)	(593,755)	(992,998)	(944,012)	(60,571)	(109,124)

Units, end of period	2,048,837	2,229,433	1,870,549	1,988,007	394,435	418,638

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Index Trust Series II		Small Cap Opportunities Trust Series I		Small Cap Opportunities Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$243,347	$88,109	$152,918	$158,388	$67,864	$73,645
Expenses:
Mortality and expense risk and administrative charges	(556,755)	(587,914)	(556,091)	(576,217)	(477,638)	(498,013)

Net investment income (loss)	(313,408)	(499,805)	(403,173)	(417,829)	(409,774)	(424,368)

Realized gains (losses) on investments:
Capital gain distributions received	1,949,307	1,423,634	7,226,419	2,473,498	5,834,208	2,033,966
Net realized gain (loss)	1,393,300	1,464,190	198,085	562,176	396,349	842,316

Realized gains (losses)	3,342,607	2,887,824	7,424,504	3,035,674	6,230,557	2,876,282

Unrealized appreciation (depreciation) during the period	(6,931,367)	1,819,482	(12,161,820)	875,126	(9,937,225)	250,124

Net increase (decrease) in net assets from operations	(3,902,168)	4,207,501	(5,140,489)	3,492,971	(4,116,442)	2,702,038

Changes from principal transactions:
Purchase payments	79,850	66,339	61,138	72,740	88,639	64,197
Transfers between sub-accounts and the company	(293,169)	(472,408)	(545,253)	(1,536,603)	(732,788)	331,832
Withdrawals	(4,439,134)	(5,986,537)	(3,553,219)	(3,602,668)	(3,170,058)	(3,231,665)
Annual contract fee	(143,143)	(151,466)	(85,421)	(91,583)	(105,083)	(108,823)

Net increase (decrease) in net assets from principal transactions	(4,795,596)	(6,544,072)	(4,122,755)	(5,158,114)	(3,919,290)	(2,944,459)

Total increase (decrease) in net assets	(8,697,764)	(2,336,571)	(9,263,244)	(1,665,143)	(8,035,732)	(242,421)
Net assets at beginning of period	36,107,393	38,443,964	38,837,420	40,502,563	31,838,271	32,080,692

Net assets at end of period	$27,409,629	$36,107,393	$29,574,176	$38,837,420	$23,802,539	$31,838,271

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,076,540	1,275,821	974,597	1,112,977	853,932	940,927
Units issued	43,461	56,620	36,613	34,402	33,448	79,490
Units redeemed	(180,865)	(255,901)	(136,604)	(172,782)	(133,594)	(166,485)

Units, end of period	939,136	1,076,540	874,606	974,597	753,786	853,932

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Stock Trust Series I		Small Cap Stock Trust Series II		Small Cap Value Trust Series I
	2018 (c)	2017	2018 (d)	2017	2018	2017
Income:
Dividend distributions received	$—	$—	$—	$—	$4,927	$6,803
Expenses:
Mortality and expense risk and administrative charges	(6,741)	(6,440)	(462,719)	(406,395)	(6,917)	(6,918)

Net investment income (loss)	(6,741)	(6,440)	(462,719)	(406,395)	(1,990)	(115)

Realized gains (losses) on investments:
Capital gain distributions received	46,269	—	1,910,714	—	88,270	57,840
Net realized gain (loss)	2,094	(8,469)	(483,381)	(2,125,493)	(385)	1,152

Realized gains (losses)	48,363	(8,469)	1,427,333	(2,125,493)	87,885	58,992

Unrealized appreciation (depreciation) during the period	(73,152)	179,511	(3,009,624)	8,376,799	(180,081)	(41,002)

Net increase (decrease) in net assets from operations	(31,530)	164,602	(2,045,010)	5,844,911	(94,186)	17,875

Changes from principal transactions:
Purchase payments	—	—	129,480	43,309	—	—
Transfers between sub-accounts and the company	10,936	21,331	2,649,272	(209,406)	376	2,396
Withdrawals	(60,187)	(180,418)	(3,044,607)	(2,965,241)	(16,178)	(53,481)
Annual contract fee	(199)	(168)	(79,999)	(73,097)	(126)	(172)

Net increase (decrease) in net assets from principal transactions	(49,450)	(159,255)	(345,854)	(3,204,435)	(15,928)	(51,257)

Total increase (decrease) in net assets	(80,980)	5,347	(2,390,864)	2,640,476	(110,114)	(33,382)
Net assets at beginning of period	717,622	712,275	28,000,720	25,360,244	727,249	760,631

Net assets at end of period	$636,642	$717,622	$25,609,856	$28,000,720	$617,135	$727,249

	2018	2017	2018	2017	2018	2017
Units, beginning of period	28,803	35,826	887,366	999,282	23,867	25,621
Units issued	697	1,006	210,765	111,488	98	92
Units redeemed	(2,328)	(8,029)	(232,271)	(223,404)	(596)	(1,846)

Units, end of period	27,172	28,803	865,860	887,366	23,369	23,867

(c)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.
(d)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series II.

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Small Cap Value Trust Series II		Small Company Value Trust Series I		Small Company Value Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$131,514	$238,370	$153,270	$106,410	$73,671	$94,636
Expenses:
Mortality and expense risk and administrative charges	(445,120)	(507,033)	(637,885)	(684,600)	(682,381)	(729,910)

Net investment income (loss)	(313,606)	(268,663)	(484,615)	(578,190)	(608,710)	(635,274)

Realized gains (losses) on investments:
Capital gain distributions received	3,462,628	2,535,019	3,613,950	6,483,097	3,762,418	6,616,992
Net realized gain (loss)	(1,505,354)	(798,880)	2,239,600	4,537,502	2,021,451	3,926,002

Realized gains (losses)	1,957,274	1,736,139	5,853,550	11,020,599	5,783,869	10,542,994

Unrealized appreciation (depreciation) during the period	(5,235,985)	(995,398)	(10,950,321)	(6,203,910)	(10,995,014)	(5,756,856)

Net increase (decrease) in net assets from operations	(3,592,317)	472,078	(5,581,386)	4,238,499	(5,819,855)	4,150,864

Changes from principal transactions:
Purchase payments	41,948	49,961	54,930	74,296	135,114	98,939
Transfers between sub-accounts and the company	(2,515,699)	(1,511,902)	(1,853,811)	(2,869,933)	(424,013)	(1,936,836)
Withdrawals	(3,336,921)	(4,069,900)	(4,241,112)	(4,330,603)	(5,080,184)	(5,441,535)
Annual contract fee	(75,796)	(87,095)	(83,600)	(94,232)	(131,701)	(143,780)

Net increase (decrease) in net assets from principal transactions	(5,886,468)	(5,618,936)	(6,123,593)	(7,220,472)	(5,500,784)	(7,423,212)

Total increase (decrease) in net assets	(9,478,785)	(5,146,858)	(11,704,979)	(2,981,973)	(11,320,639)	(3,272,348)
Net assets at beginning of period	32,188,447	37,335,305	45,719,641	48,701,614	45,916,217	49,188,565

Net assets at end of period	$22,709,662	$32,188,447	$34,014,662	$45,719,641	$34,595,578	$45,916,217

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,004,416	1,186,859	968,872	1,133,968	1,224,233	1,432,964
Units issued	48,461	93,971	11,182	47,487	48,947	59,621
Units redeemed	(227,859)	(276,414)	(139,957)	(212,583)	(191,031)	(268,352)

Units, end of period	825,018	1,004,416	840,097	968,872	1,082,149	1,224,233

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Strategic Income Opportunities Trust Series I		Strategic Income Opportunities Trust Series II		Total Bond Market Series Trust NAV
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,194,864	$1,182,886	$1,207,207	$1,130,828	$2,619,222	$2,992,842
Expenses:
Mortality and expense risk and administrative charges	(500,452)	(571,504)	(578,433)	(630,875)	(895,801)	(963,563)

Net investment income (loss)	694,412	611,382	628,774	499,953	1,723,421	2,029,279

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(152,713)	(134,585)	(146,271)	358,712	(1,901,971)	(871,754)

Realized gains (losses)	(152,713)	(134,585)	(146,271)	358,712	(1,901,971)	(871,754)

Unrealized appreciation (depreciation) during the period	(2,691,988)	1,030,395	(2,925,402)	555,331	(1,112,212)	1,406,772

Net increase (decrease) in net assets from operations	(2,150,289)	1,507,192	(2,442,899)	1,413,996	(1,290,762)	2,564,297

Changes from principal transactions:
Purchase payments	13,669	18,417	46,213	63,870	12,432	53,429
Transfers between sub-accounts and the company	(2,214,961)	1,487,362	(693,610)	2,794,331	(2,102,150)	7,087,043
Withdrawals	(3,835,530)	(4,541,435)	(4,855,181)	(4,773,207)	(11,138,292)	(12,544,002)
Annual contract fee	(52,614)	(68,524)	(105,235)	(113,692)	(895,933)	(984,137)

Net increase (decrease) in net assets from principal transactions	(6,089,436)	(3,104,180)	(5,607,813)	(2,028,698)	(14,123,943)	(6,387,667)

Total increase (decrease) in net assets	(8,239,725)	(1,596,988)	(8,050,712)	(614,702)	(15,414,705)	(3,823,370)
Net assets at beginning of period	37,168,870	38,765,858	38,634,852	39,249,554	104,753,255	108,576,625

Net assets at end of period	$28,929,145	$37,168,870	$30,584,140	$38,634,852	$89,338,550	$104,753,255

	2018	2017	2018	2017	2018	2017
Units, beginning of period	1,589,928	1,724,761	1,747,679	1,845,705	8,001,184	8,492,370
Units issued	61,879	116,849	119,867	242,831	369,944	605,446
Units redeemed	(332,537)	(251,682)	(378,387)	(340,857)	(1,467,321)	(1,096,632)

Units, end of period	1,319,270	1,589,928	1,489,159	1,747,679	6,903,807	8,001,184

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Total Bond Market Trust Series II		Total Stock Market Index Trust Series I		Total Stock Market Index Trust Series II
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$1,256,079	$1,541,410	$521,061	$614,324	$359,147	$430,380
Expenses:
Mortality and expense risk and administrative charges	(791,680)	(900,419)	(669,456)	(518,354)	(615,188)	(581,163)

Net investment income (loss)	464,399	640,991	(148,395)	95,970	(256,041)	(150,783)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	1,422,199	954,251	1,190,257	772,656
Net realized gain (loss)	(833,692)	(368,195)	1,334,241	1,982,632	2,346,423	2,263,278

Realized gains (losses)	(833,692)	(368,195)	2,756,440	2,936,883	3,536,680	3,035,934

Unrealized appreciation (depreciation) during the period	(800,408)	716,744	(5,488,713)	2,970,852	(5,767,979)	3,197,297

Net increase (decrease) in net assets from operations	(1,169,701)	989,540	(2,880,668)	6,003,705	(2,487,340)	6,082,448

Changes from principal transactions:
Purchase payments	23,455	56,282	47,183	53,607	65,793	129,420
Transfers between sub-accounts and the company	7,039,830	(3,084,970)	(2,350,936)	34,386,480	(729,170)	5,345,769
Withdrawals	(8,921,272)	(9,546,574)	(3,337,361)	(3,487,075)	(3,200,255)	(3,660,971)
Annual contract fee	(384,237)	(448,465)	(83,334)	(71,617)	(156,396)	(144,407)

Net increase (decrease) in net assets from principal transactions	(2,242,224)	(13,023,727)	(5,724,448)	30,881,395	(4,020,028)	1,669,811

Total increase (decrease) in net assets	(3,411,925)	(12,034,187)	(8,605,116)	36,885,100	(6,507,368)	7,752,259
Net assets at beginning of period	57,666,704	69,700,891	47,613,514	10,728,414	38,772,237	31,019,978

Net assets at end of period	$54,254,779	$57,666,704	$39,008,398	$47,613,514	$32,264,869	$38,772,237

	2018	2017	2018	2017	2018	2017
Units, beginning of period	4,595,430	5,639,752	1,891,536	500,580	1,219,652	1,153,283
Units issued	1,476,686	1,162,696	55,264	1,644,643	11,758	234,904
Units redeemed	(1,664,005)	(2,207,018)	(279,060)	(253,687)	(133,581)	(168,535)

Units, end of period	4,408,111	4,595,430	1,667,740	1,891,536	1,097,829	1,219,652

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Ultra Short Term Bond Trust Series I		Ultra Short Term Bond Trust Series II		Utilities Trust Series I
	2018	2017	2018	2017	2018	2017
Income:
Dividend distributions received	$179,293	$162,219	$2,513,749	$2,753,248	$413,394	$311,942
Expenses:
Mortality and expense risk and administrative charges	(79,058)	(88,205)	(2,377,800)	(3,002,169)	(194,091)	(197,408)

Net investment income (loss)	100,235	74,014	135,949	(248,921)	219,303	114,534

Realized gains (losses) on investments:
Capital gain distributions received	—	—	—	—	—	—
Net realized gain (loss)	(90,561)	(149,367)	(2,085,497)	(2,305,075)	(52,915)	84,454

Realized gains (losses)	(90,561)	(149,367)	(2,085,497)	(2,305,075)	(52,915)	84,454

Unrealized appreciation (depreciation) during the period	34,045	53,407	1,468,227	530,164	(218,401)	1,445,018

Net increase (decrease) in net assets from operations	43,719	(21,946)	(481,321)	(2,023,832)	(52,013)	1,644,006

Changes from principal transactions:
Purchase payments	—	225,000	917,992	1,528,489	17,901	22,286
Transfers between sub-accounts and the company	6,840,269	7,862,689	139,507,495	74,156,871	(934,564)	141,568
Withdrawals	(5,192,464)	(10,115,287)	(149,544,960)	(131,819,631)	(936,038)	(1,180,611)
Annual contract fee	(62,690)	(96,225)	(1,148,397)	(1,385,612)	(31,738)	(30,937)

Net increase (decrease) in net assets from principal transactions	1,585,115	(2,123,823)	(10,267,870)	(57,519,883)	(1,884,439)	(1,047,694)

Total increase (decrease) in net assets	1,628,834	(2,145,769)	(10,749,191)	(59,543,715)	(1,936,452)	596,312
Net assets at beginning of period	8,671,251	10,817,020	187,372,567	246,916,282	13,785,176	13,188,864

Net assets at end of period	$10,300,085	$8,671,251	$176,623,376	$187,372,567	$11,848,724	$13,785,176

	2018	2017	2018	2017	2018	2017
Units, beginning of period	727,684	905,992	16,588,059	21,661,407	430,702	466,633
Units issued	876,326	1,060,754	15,843,730	12,045,435	31,372	38,384
Units redeemed	(744,146)	(1,239,062)	(16,761,011)	(17,118,783)	(89,915)	(74,315)

Units, end of period	859,864	727,684	15,670,778	16,588,059	372,159	430,702

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

STATEMENTS OF OPERATIONS AND CHANGES IN CONTRACT OWNERS’ EQUITY

For the years ended December 31,

	Utilities Trust Series II		Value Opportunities
	2018	2017	2018	2017
Income:
Dividend distributions received	$335,433	$263,650	$34,390	$22,132
Expenses:
Mortality and expense risk and administrative charges	(171,991)	(188,969)	(45,950)	(46,375)

Net investment income (loss)	163,442	74,681	(11,560)	(24,243)

Realized gains (losses) on investments:
Capital gain distributions received	—	—	285,649	607,369
Net realized gain (loss)	(208,306)	(97,860)	82,806	242,767

Realized gains (losses)	(208,306)	(97,860)	368,455	850,136

Unrealized appreciation (depreciation) during the period	(75,350)	1,443,845	(577,954)	(474,626)

Net increase (decrease) in net assets from operations	(120,214)	1,420,666	(221,059)	351,267

Changes from principal transactions:
Purchase payments	13,712	15,449	—	—
Transfers between sub-accounts and the company	349,670	(53,144)	(22,864)	(232,024)
Withdrawals	(1,253,152)	(1,304,893)	(185,442)	(299,718)
Annual contract fee	(36,591)	(39,374)	(10,242)	(9,912)

Net increase (decrease) in net assets from principal transactions	(926,361)	(1,381,962)	(218,548)	(541,654)

Total increase (decrease) in net assets	(1,046,575)	38,704	(439,607)	(190,387)
Net assets at beginning of period	11,546,556	11,507,852	3,119,950	3,310,337

Net assets at end of period	$10,499,981	$11,546,556	$2,680,343	$3,119,950

	2018	2017	2018	2017
Units, beginning of period	257,484	280,020	41,565	52,990
Units issued	39,518	31,941	167	373
Units redeemed	(66,037)	(54,477)	(2,136)	(11,798)

Units, end of period	230,965	257,484	39,596	41,565

See accompanying notes.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the “Account”) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the “Company”). The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended (the “Act”) and is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. The Account consists of 111 active sub-accounts which are exclusively invested in a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust”), and 5 active sub-accounts that are invested in portfolios of other Non-affiliated Trusts (the “Non-affiliated Trusts”). The Trust and Non-affiliated Trusts are registered under the Act as an open-ended management investment company, commonly known as a mutual fund, which does not transact with the general public. The Account is a funding vehicle for the allocation of net premiums under variable annuity contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company organized originally under the laws of the State of Maine in 1955 and later in 1992, the Company changed its state of domicile to the State of Michigan. The Company is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

The Company is required to maintain assets in the Account with a total fair value of at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

In addition to the Account, certain contract owners may also allocate funds to the fixed account, which is part of the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933, and the Company’s general account has not been registered as an investment company under the Investment Company Act of 1940. Net interfund transfers include transfers between separate and general accounts.

Each sub-account holds shares of a particular series (“Portfolio”) of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer 4 classes of units to fund Contracts issued by the Company. These classes, Series I, Series II, Series III and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II, Series III and Series NAV shares of the Trust Portfolio differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As a result of a portfolio change, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
Bond Trust Series I	Select Bond Trust Series I	04/30/2018
Bond Trust Series II	Select Bond Trust Series II	04/30/2018
Small Cap Growth Trust Series I	Small Cap Stock Trust Series I	04/30/2018
Small Cap Growth Trust Series II	Small Cap Stock Trust Series II	04/30/2018

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

2.	Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Valuation of Investments

Investments made in the Portfolios of the Trust, and of the Non-affiliated Trusts, are valued at fair value based on the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on a first-in, first-out basis.

Net Assets in Payout (Annuitization) Period

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using statutory accounting using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed interest rate is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

Amounts Receivable/Payable

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios’ shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

3.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Company’s consolidated federal tax return for the years 2014 and 2015 are currently under examination by the Internal Revenue Service. The years from 2015 are also open for examination by the internal revenue service. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The income taxes topic of the FASB ASC establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2018, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations and Changes in Contract Owners’ Equity.

4.	Transactions with Affiliates

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC (“JHIMS”), a Delaware limited liability company controlled by MFC, serves as investment adviser for the Trust.

John Hancock Distributors, LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principle underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors, LLC or other broker-dealers having distribution agreements with John Hancock Distributors, LLC.

Certain officers of the Account are officers and directors of JHUSA or the Trust.

Contract charges, as described in Note 9, are paid to the Company.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

5.	Fair Value Measurements

ASC 820 “Fair Value Measurements and Disclosures” provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the value that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non market observable inputs.

All of the Account’s sub-accounts’ investments in a Portfolio of the Trust were valued at the reported net asset value of the Portfolio and categorized as Level 1 as of December 31, 2018. The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2018:

	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated	$28,269,294,081	—	—	28,269,294,081
NonAffiliated	$25,447,869	—	—	25,447,869

Total	$28,294,741,950	—	—	28,294,741,950

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

Changes in valuation techniques may result in transfer in or out of an assigned level within the disclosure hierarchy. Transfers between investment levels may occur as the availability of a price source or data used in an investment’s valuation changes. Transfers between investment levels are recognized at the beginning of the reporting period. There have been no transfers between any level of fair value measurements during the period ended December 31, 2018.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and Non-affiliated Trusts during 2018 were as follows:

	Purchases	Sales
Sub-Account
500 Index Fund Series I	$11,240,098	$24,565,339
500 Index Fund Series II	10,106,707	13,525,619
500 Index Fund Series NAV	12,527,896	34,749,173
Active Bond Trust Series I	1,917,764	4,034,046
Active Bond Trust Series II	13,275,222	31,943,155
American Asset Allocation Trust Series I	19,695,875	17,835,755
American Asset Allocation Trust Series II	129,920,786	151,455,505
American Asset Allocation Trust Series III	17,457,149	19,045,927
American Global Growth Trust Series II	18,327,506	34,350,985
American Global Growth Trust Series III	3,968,282	4,456,593
American Growth Trust Series II	121,189,966	125,218,341
American Growth Trust Series III	20,398,620	18,714,067
American Growth-Income Trust Series I	18,222,309	19,727,826
American Growth-Income Trust Series II	77,785,385	98,740,866
American Growth-Income Trust Series III	34,671,151	37,388,144
American International Trust Series II	41,241,849	53,886,378
American International Trust Series III	5,588,335	5,998,805
Basic Value Focus	568,044	824,331
Blue Chip Growth Trust Series I	40,033,969	40,452,719
Blue Chip Growth Trust Series II	32,365,653	26,631,828
Capital Appreciation Trust Series I	30,080,630	23,310,123
Capital Appreciation Trust Series II	18,454,830	14,994,307
Capital Appreciation Value Trust Series II	27,345,780	41,041,370
Core Bond Trust Series I	3,866,282	13,070,784
Core Bond Trust Series II	4,143,871	17,387,025
DWS Equity 500 Index	1,323,343	1,738,232
Emerging Markets Value Trust Series II	4,445,035	9,609,435
Emerging Markets Value Trust Series NAV	120,763	255,352
Equity Income Trust Series I	26,909,735	29,918,432
Equity Income Trust Series II	18,078,887	21,807,734
Financial Industries Trust Series I	1,805,431	2,826,166
Financial Industries Trust Series II	2,435,825	4,151,916
Fundamental All Cap Core Trust Series II	8,692,598	8,569,862
Fundamental Large Cap Value Trust Series I	4,573,908	31,101,878
Fundamental Large Cap Value Trust Series II	9,736,126	30,557,279
Global Allocation	12,406	6,576
Global Bond Trust Series I	1,703,934	4,743,958
Global Bond Trust Series II	4,702,173	18,050,030
Global Trust Series I	6,393,611	14,676,092
Global Trust Series II	1,658,072	7,866,635
Health Sciences Trust Series I	8,633,487	9,628,216
Health Sciences Trust Series II	14,315,378	15,479,794
High Yield Trust Series I	9,066,014	14,874,767
High Yield Trust Series II	5,357,132	11,568,056
International Equity Index Series I	1,324,010	2,247,709
International Equity Index Series II	3,628,282	5,018,562
International Equity Index Series NAV	549,947	1,760,002
International Growth Stock Trust Series II	2,505,286	3,644,314
International Small Company Trust Series I	1,087,624	4,098,308

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
International Small Company Trust Series II	$1,588,154	$3,638,540
International Value Trust Series I	2,879,071	9,560,381
International Value Trust Series II	2,524,564	10,021,541
Investment Quality Bond Trust Series I	10,769,697	24,410,824
Investment Quality Bond Trust Series II	8,851,433	15,900,541
Lifestyle Aggressive Portfolio Series I	390,219	241,585
Lifestyle Aggressive Portfolio Series II	1,491,746	1,199,347
Lifestyle Balanced Portfolio Series I	5,259,911	4,116,549
Lifestyle Balanced Portfolio Series II	86,392,843	140,484,104
Lifestyle Conservative Portfolio Series I	3,871,194	2,861,225
Lifestyle Conservative Portfolio Series II	53,508,473	38,879,076
Lifestyle Growth Portfolio Series I	14,059,513	27,457,595
Lifestyle Growth Portfolio Series II	249,884,083	860,639,167
Lifestyle Growth Portfolio Series NAV	224,056	559,688
Lifestyle Moderate Portfolio Series I	2,186,845	1,571,661
Lifestyle Moderate Portfolio Series II	30,596,494	42,856,454
Managed Volatility Aggressive Portfolio Series I	4,143,156	10,780,867
Managed Volatility Aggressive Portfolio Series II	7,495,194	14,495,173
Managed Volatility Balanced Portfolio Series I	39,975,381	61,115,244
Managed Volatility Balanced Portfolio Series II	484,244,504	812,548,614
Managed Volatility Balanced Portfolio Series NAV	0	121,904
Managed Volatility Conservative Portfolio Series I	7,178,115	18,542,152
Managed Volatility Conservative Portfolio Series II	69,231,382	189,721,759
Managed Volatility Growth Portfolio Series I	46,264,685	56,787,335
Managed Volatility Growth Portfolio Series II	799,469,650	1,089,789,352
Managed Volatility Growth Portfolio Series NAV	46,474	25,976
Managed Volatility Moderate Portfolio Series I	15,365,668	27,075,246
Managed Volatility Moderate Portfolio Series II	157,012,326	273,732,853
Mid Cap Index Trust Series I	10,465,464	15,712,695
Mid Cap Index Trust Series II	7,406,184	15,956,627
Mid Cap Stock Trust Series I	19,148,250	26,189,897
Mid Cap Stock Trust Series II	13,926,748	14,264,261
Mid Value Trust Series I	5,105,641	8,835,391
Mid Value Trust Series II	5,028,937	7,303,024
Money Market Trust Series I	1,092,901	7,208,682
Money Market Trust Series II	3,422,154	33,262,359
Money-Market Trust Series NAV	123,578	1,311,159
Mutual Shares Trust Series I	15,455,815	21,701,014
PIMCO All Asset	318,768	3,437,873
Real Estate Securities Trust Series I	1,535,913	6,690,767
Real Estate Securities Trust Series II	1,242,981	7,646,462
Science & Technology Trust Series I	18,636,087	18,757,143
Science & Technology Trust Series II	18,176,285	12,556,440
Select Bond Trust Series I	14,373,371	35,078,329
Select Bond Trust Series II	186,023,467	145,746,126
Short Term Government Income Trust Series I	3,105,734	5,112,073
Short Term Government Income Trust Series II	10,559,782	11,877,792
Small Cap Index Trust Series I	2,201,354	2,272,751
Small Cap Index Trust Series II	3,575,138	6,734,835
Small Cap Opportunities Trust Series I	8,748,169	6,047,675
Small Cap Opportunities Trust Series II	6,996,470	5,491,329
Small Cap Stock Trust Series I	63,991	73,912

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

6.	Purchases and Sales of Investments — (continued)

	Purchases	Sales
Sub-Account
Small Cap Stock Trust Series II	$9,412,135	$8,309,993
Small Cap Value Trust Series I	95,796	25,444
Small Cap Value Trust Series II	5,058,306	7,795,752
Small Company Value Trust Series I	4,219,401	7,213,660
Small Company Value Trust Series II	5,565,080	7,912,154
Strategic Income Opportunities Trust Series I	2,573,853	7,968,880
Strategic Income Opportunities Trust Series II	3,666,265	8,645,306
Total Bond Market Series Trust NAV	7,333,726	19,734,248
Total Bond Market Trust Series II	18,040,441	19,818,266
Total Stock Market Index Trust Series I	3,315,258	7,765,902
Total Stock Market Index Trust Series II	1,889,071	4,974,883
Ultra Short Term Bond Trust Series I	10,626,731	8,941,382
Ultra Short Term Bond Trust Series II	178,798,794	188,930,716
Utilities Trust Series I	1,406,792	3,071,929
Utilities Trust Series II	1,726,989	2,489,909
Value Opportunities	328,652	273,110

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
500 Index Fund Series I (*)	2018	5,483	$24.08 to $22.02	$124,393	1.90% to 0.45%	1.30%	-5.12% to -6.50%
	2017	6,105	25.38 to 23.55	147,484	1.90 to 0.45	1.66	20.98 to 19.24
	2016	6,884	20.98 to 19.75	138,794	1.90 to 0.45	3.09	11.09 to 9.49
	2015	2,528	18.88 to 18.04	46,424	1.90 to 0.45	1.60	0.65 to -0.80
	2014	2,793	18.76 to 18.18	51,298	1.90 to 0.45	1.48	12.82 to 11.20

500 Index Fund Series II (*)	2018	2,418	23.78 to 21.55	52,639	2.05 to 0.45	1.13	-5.31 to -6.83
	2017	2,586	25.12 to 23.13	60,261	2.05 to 0.45	1.50	20.74 to 18.83
	2016	2,741	20.80 to 19.46	53,568	2.05 to 0.45	1.67	10.87 to 9.11
	2015	2,354	18.76 to 17.84	42,522	2.05 to 0.45	1.44	0.41 to -1.19
	2014	2,469	18.69 to 18.05	44,963	2.05 to 0.45	1.37	12.65 to 10.86

500 Index Fund Series NAV (*)	2018	7,468	23.63 to 20.51	173,126	2.05 to 0.80	1.31	-5.41 to -6.59
	2017	8,459	24.98 to 21.96	207,675	2.05 to 0.80	1.69	20.58 to 19.08
	2016	10,016	20.72 to 18.44	204,469	2.05 to 0.80	1.74	10.76 to 9.38
	2015	11,198	18.71 to 16.86	206,755	2.05 to 0.80	1.68	0.35 to -0.90
	2014	12,772	18.64 to 17.01	235,562	2.05 to 0.80	1.55	12.52 to 11.13

Active Bond Trust Series I (*)	2018	1,322	22.32 to 18.31	25,739	1.90 to 0.45	3.10	-1.05 to -2.48
	2017	1,451	22.56 to 18.77	28,904	1.90 to 0.45	3.43	4.37 to 2.88
	2016	1,603	21.62 to 18.25	30,912	1.90 to 0.45	3.56	3.87 to 2.38
	2015	1,808	20.81 to 17.83	33,841	1.90 to 0.45	4.84	-0.28 to -1.72
	2014	2,024	20.87 to 18.14	38,345	1.90 to 0.45	3.66	6.33 to 4.80

Active Bond Trust Series II (*)	2018	6,520	17.46 to 12.42	120,639	2.05 to 1.00	2.89	-1.79 to -2.82
	2017	7,619	17.97 to 12.64	144,487	2.05 to 1.00	3.21	3.59 to 2.51
	2016	7,880	17.53 to 12.20	145,180	2.05 to 1.20	3.34	2.12 to -2.40
	2015	8,870	18.40 to 17.16	159,363	2.05 to 1.40	4.57	-1.53 to -2.16
	2014	10,252	20.48 to 17.54	187,365	2.05 to 0.45	3.31	6.11 to 4.43

American Asset Allocation Trust Series I (*)	2018	5,496	21.36 to 18.03	104,975	1.90 to 0.45	1.57	-5.34 to -6.71
	2017	6,072	22.56 to 19.33	123,761	1.90 to 0.45	1.17	15.27 to 13.62
	2016	6,564	19.57 to 17.01	117,189	1.90 to 0.45	1.26	8.50 to 6.94
	2015	6,939	18.04 to 15.91	115,278	1.90 to 0.45	1.99	0.60 to -0.84
	2014	7,721	17.93 to 16.04	128,606	1.90 to 0.45	1.44	4.57 to 3.07

American Asset Allocation Trust Series II (*)	2018	47,315	18.54 to 17.49	868,429	2.05 to 1.00	1.47	-6.01 to -7.00
	2017	54,127	19.73 to 18.80	1,061,204	2.05 to 1.00	1.07	14.54 to 13.35
	2016	61,102	17.22 to 16.59	1,050,388	2.05 to 1.00	1.09	7.83 to 6.71
	2015	67,055	15.97 to 15.55	1,082,182	2.05 to 1.00	1.83	-0.09 to -1.14
	2014	74,549	17.78 to 15.72	1,220,137	2.05 to 0.45	1.31	4.42 to 2.76

American Asset Allocation Trust Series III (*)	2018	5,240	22.43 to 20.67	116,316	1.55 to 0.80	1.91	-5.39 to -6.10
	2017	5,984	23.71 to 22.01	140,567	1.55 to 0.80	1.50	15.33 to 14.47
	2016	6,706	20.56 to 19.23	136,740	1.55 to 0.80	1.61	8.56 to 7.75
	2015	7,351	18.93 to 17.85	138,210	1.55 to 0.80	2.33	0.53 to -0.22
	2014	8,313	18.83 to 17.89	155,631	1.55 to 0.80	1.73	4.56 to 3.78

American Global Growth Trust Series II (*)	2018	6,911	19.84 to 18.51	134,638	2.05 to 1.00	0.57	-10.37 to -11.31
	2017	7,936	22.14 to 20.87	173,375	2.05 to 1.00	0.17	29.62 to 28.27
	2016	9,113	17.08 to 16.27	154,324	2.05 to 1.00	0.76	-0.89 to -1.93
	2015	10,462	17.23 to 16.59	179,743	2.05 to 1.00	1.40	5.44 to 4.33
	2014	11,451	17.98 to 15.90	187,957	2.05 to 0.45	0.63	1.36 to -0.25

American Global Growth Trust Series III (*)	2018	1,174	23.27 to 21.44	26,969	1.55 to 0.80	1.00	-9.77 to -10.45
	2017	1,253	25.79 to 23.94	31,918	1.55 to 0.80	0.56	30.30 to 29.33
	2016	1,575	19.79 to 18.51	30,846	1.55 to 0.80	1.27	-0.17 to -0.92
	2015	1,603	19.82 to 18.68	31,462	1.55 to 0.80	1.86	6.17 to 5.37
	2014	1,928	18.67 to 17.73	35,706	1.55 to 0.80	1.09	1.50 to 0.74

American Growth Trust Series II (*)	2018	13,671	47.67 to 37.10	495,562	2.05 to 0.45	0.30	-1.16 to -2.74
	2017	16,059	48.23 to 38.15	595,655	2.05 to 0.45	0.27	27.17 to 25.15
	2016	19,385	37.93 to 30.48	571,028	2.05 to 0.45	0.32	8.54 to 6.82
	2015	22,432	34.94 to 28.53	615,541	2.05 to 0.45	0.09	5.87 to 4.19
	2014	26,775	33.00 to 27.38	700,997	2.05 to 0.45	0.64	7.48 to 5.77

American Growth Trust Series III (*)	2018	3,093	27.18 to 25.05	82,982	1.55 to 0.80	0.71	-1.08 to -1.82
	2017	3,580	27.48 to 25.51	97,231	1.55 to 0.80	0.70	27.20 to 26.25
	2016	4,375	21.60 to 20.21	93,545	1.55 to 0.80	0.80	8.61 to 7.80
	2015	4,752	19.89 to 18.75	93,651	1.55 to 0.80	0.58	6.02 to 5.22
	2014	5,690	18.76 to 17.82	105,950	1.55 to 0.80	1.10	7.61 to 6.81

American Growth-Income Trust Series I (*)	2018	2,973	40.59 to 32.34	102,807	1.90 to 0.45	1.35	-2.62 to -4.03
	2017	3,388	41.68 to 33.70	121,608	1.90 to 0.45	1.03	21.49 to 19.74
	2016	3,892	34.31 to 28.14	116,152	1.90 to 0.45	1.59	10.61 to 9.01
	2015	4,390	31.02 to 25.81	119,693	1.90 to 0.45	1.27	0.66 to -0.79
	2014	5,064	30.82 to 26.02	138,554	1.90 to 0.45	0.86	9.76 to 8.18

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
American Growth-Income Trust Series II (*)	2018	13,514	$40.09 to $31.20	$418,780	2.05% to 0.45%	1.25%	-2.71% to -4.26%
	2017	15,764	41.20 to 32.59	507,128	2.05 to 0.45	0.95	21.34 to 19.42
	2016	18,765	33.96 to 27.29	503,087	2.05 to 0.45	1.50	10.56 to 8.81
	2015	22,083	30.71 to 25.08	541,100	2.05 to 0.45	1.13	0.51 to -1.08
	2014	25,595	30.56 to 25.35	631,381	2.05 to 0.45	0.70	9.62 to 7.88

American Growth-Income Trust Series III (*)	2018	7,331	26.08 to 24.03	188,742	1.55 to 0.80	1.68	-2.60 to -3.34
	2017	8,380	26.77 to 24.86	221,783	1.55 to 0.80	1.39	21.42 to 20.51
	2016	9,932	22.05 to 20.63	216,784	1.55 to 0.80	1.99	10.65 to 9.83
	2015	11,058	19.93 to 18.78	218,366	1.55 to 0.80	1.66	0.66 to -0.10
	2014	12,768	19.80 to 18.80	250,887	1.55 to 0.80	1.16	9.75 to 8.93

American International Trust Series II (*)	2018	10,103	28.01 to 15.64	261,041	2.05 to 1.00	2.48	-14.45 to -15.35
	2017	11,003	33.09 to 18.28	333,479	2.05 to 1.00	0.71	30.19 to 28.84
	2016	13,582	25.68 to 14.04	316,695	2.05 to 1.00	0.82	1.95 to 0.88
	2015	15,090	25.46 to 13.78	347,869	2.05 to 1.00	0.94	-5.92 to -6.91
	2014	16,756	32.96 to 27.35	413,221	2.05 to 0.45	0.81	-3.58 to -5.11

American International Trust Series III (*)	2018	2,255	15.61 to 14.38	34,732	1.55 to 0.80	2.98	-13.90 to -14.54
	2017	2,404	18.13 to 16.83	43,050	1.55 to 0.80	1.17	31.07 to 30.09
	2016	2,989	13.83 to 12.94	40,895	1.55 to 0.80	1.30	2.66 to 1.90
	2015	3,173	13.47 to 12.70	42,336	1.55 to 0.80	1.43	-5.30 to -6.01
	2014	3,497	14.23 to 13.51	49,357	1.55 to 0.80	1.30	-3.44 to -4.16

Basic Value Focus	2018	95	48.25 to 23.75	3,829	1.80 to 1.40	1.55	-9.34 to -9.71
	2017	109	53.22 to 26.30	4,930	1.80 to 1.40	1.31	6.65 to 6.22
	2016	127	49.91 to 24.76	5,279	1.80 to 1.40	1.29	16.24 to 15.78
	2015	154	42.93 to 21.39	5,468	1.80 to 1.40	1.32	-7.38 to -7.75
	2014	164	46.35 to 23.29	6,235	1.90 to 1.40	1.21	8.23 to 7.69

Blue Chip Growth Trust Series I (*)	2018	3,990	48.55 to 33.56	216,533	1.90 to 0.45	0.02	1.51 to 0.04
	2017	4,510	47.83 to 33.54	243,660	1.90 to 0.45	0.07	35.67 to 33.73
	2016	5,095	35.26 to 25.08	204,902	1.90 to 0.45	0.01	0.36 to -1.09
	2015	5,839	35.13 to 25.36	236,562	1.90 to 0.45	0.00	10.56 to 8.97
	2014	6,547	31.77 to 23.27	241,041	1.90 to 0.45	0.00	8.58 to 7.02

Blue Chip Growth Trust Series II (*)	2018	2,880	40.96 to 28.13	107,498	2.05 to 1.00	0.00	0.76 to -0.30
	2017	3,103	41.08 to 27.92	115,266	2.05 to 1.00	0.00	34.62 to 33.22
	2016	3,627	30.84 to 20.74	100,570	2.05 to 1.00	0.00	-0.38 to -1.43
	2015	4,254	31.28 to 20.82	119,386	2.05 to 1.00	0.00	9.73 to 8.58
	2014	4,482	30.88 to 28.81	115,624	2.05 to 0.45	0.00	8.39 to 6.67

Capital Appreciation Trust Series I (*)	2018	5,277	28.61 to 27.49	122,498	1.90 to 0.45	0.26	-1.25 to -2.68
	2017	5,906	29.40 to 27.84	140,279	1.90 to 0.45	0.06	35.92 to 33.97
	2016	6,883	21.94 to 20.48	121,452	1.90 to 0.45	0.00	-1.52 to -2.94
	2015	7,856	22.61 to 20.80	142,010	1.90 to 0.45	0.00	10.96 to 9.36
	2014	8,922	20.67 to 18.74	146,789	1.90 to 0.45	0.05	9.16 to 7.59

Capital Appreciation Trust Series II (*)	2018	1,523	39.31 to 26.53	50,795	2.05 to 1.00	0.04	-1.98 to -3.01
	2017	1,692	40.53 to 27.07	57,963	2.05 to 1.00	0.00	34.85 to 33.45
	2016	1,997	30.37 to 20.07	51,049	2.05 to 1.00	0.00	-2.25 to -3.27
	2015	2,332	31.39 to 20.53	61,537	2.05 to 1.00	0.00	10.06 to 8.91
	2014	2,665	28.83 to 28.69	64,337	2.05 to 0.45	0.00	8.98 to 7.25

Capital Appreciation Value Trust Series II (*)	2018	10,875	22.80 to 21.20	243,307	2.05 to 1.00	1.88	-0.90 to -1.94
	2017	12,364	23.25 to 21.39	280,370	2.05 to 1.00	1.23	13.85 to 12.66
	2016	14,097	20.64 to 18.79	281,362	2.05 to 1.00	1.10	6.77 to 5.66
	2015	14,890	19.53 to 17.60	293,194	2.05 to 1.00	0.89	4.05 to 2.97
	2014	15,683	21.06 to 18.97	308,166	2.05 to 0.45	1.19	11.54 to 9.77

Core Bond Trust Series I (*)	2018	3,785	19.75 to 16.20	63,639	1.90 to 0.45	2.37	-1.04 to -2.47
	2017	4,369	19.96 to 16.61	75,033	1.90 to 0.45	2.03	2.94 to 1.46
	2016	5,044	19.39 to 16.37	85,004	1.90 to 0.45	1.90	2.28 to 0.81
	2015	6,088	18.95 to 16.24	101,222	1.90 to 0.45	2.33	-2.01 to -2.98

Core Bond Trust Series II (*)	2018	4,477	15.76 to 12.42	72,132	2.05 to 1.00	2.18	-1.78 to -2.81
	2017	5,342	16.21 to 12.64	87,944	2.05 to 1.00	1.87	2.18 to 1.12
	2016	6,142	16.03 to 12.37	99,553	2.05 to 1.00	1.72	1.52 to 0.46
	2015	7,077	15.96 to 12.19	113,078	2.05 to 1.00	2.00	-1.92 to -2.50
	2014	400	18.99 to 16.27	6,846	2.05 to 0.45	2.58	5.26 to 3.59

DWS Equity 500 Index	2018	279	39.85 to 30.54	10,682	2.05 to 1.40	1.32	-6.33 to -6.94
	2017	314	42.55 to 32.82	12,879	2.05 to 1.40	1.40	19.38 to 18.61
	2016	370	35.64 to 27.67	12,733	2.05 to 1.40	1.74	9.65 to 8.94
	2015	421	32.50 to 25.40	13,229	2.05 to 1.40	1.28	-0.64 to -1.29
	2014	472	32.71 to 25.73	14,976	2.05 to 1.40	1.52	11.43 to 10.71

Emerging Markets Value Trust Series II (*)	2018	2,809	11.15 to 10.94	30,944	2.05 to 0.45	2.23	-14.18 to -15.55

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Emerging Markets Value Trust Series II (*)	2017	(e)	3,264	$12.99 to $12.95	$42,338	2.05% to 0.45%	4.38%	3.91% to 3.63%

Emerging Markets Value Trust Series NAV (*)	2018		131	11.14 to 11.04	1,452	1.55 to 0.80	2.58	-14.17 to -14.82
	2017	(j)	143	12.98 to 12.97	1,855	1.55 to 0.80	5.49	3.86 to 3.72

Equity Income Trust Series I (*)	2018		3,216	37.67 to 24.73	152,265	1.90 to 0.45	1.79	-9.99 to -11.29
	2017		3,727	41.85 to 27.87	196,454	1.90 to 0.45	2.21	15.77 to 14.11
	2016		4,250	36.15 to 24.43	195,429	1.90 to 0.45	2.19	18.59 to 16.88
	2015		4,831	30.48 to 20.90	188,429	1.90 to 0.45	1.85	-7.17 to -8.50
	2014		5,549	32.83 to 22.84	234,874	1.90 to 0.45	1.77	6.99 to 5.45

Equity Income Trust Series II (*)	2018		3,782	30.71 to 27.62	94,017	2.05 to 0.45	1.59	-10.16 to -11.60
	2017		4,389	34.18 to 31.24	122,995	2.05 to 0.45	2.02	15.48 to 13.66
	2016		5,116	29.60 to 27.49	125,642	2.05 to 0.45	2.04	18.38 to 16.50
	2015		5,626	25.00 to 23.60	118,166	2.05 to 0.45	1.67	-7.33 to -8.80
	2014		6,397	26.98 to 25.87	146,804	2.05 to 0.45	1.56	6.75 to 5.06

Financial Industries Trust Series I (*)	2018		407	21.15 to 19.90	8,458	1.90 to 1.40	1.15	-15.68 to -16.11
	2017		474	25.09 to 23.72	11,693	1.90 to 1.40	1.16	13.69 to 13.12
	2016		533	22.07 to 20.97	11,595	1.90 to 1.40	1.53	17.71 to 17.12
	2015		543	18.75 to 17.90	10,015	1.90 to 1.40	0.99	-4.00 to -4.48
	2014		583	22.24 to 18.74	11,204	1.90 to 0.45	0.69	8.16 to 6.60

Financial Industries Trust Series II (*)	2018		527	23.67 to 19.31	11,387	2.05 to 1.00	1.12	-15.48 to -16.37
	2017		625	28.30 to 22.85	16,106	2.05 to 1.00	0.96	13.88 to 12.69
	2016		772	25.11 to 20.07	17,537	2.05 to 1.00	1.24	18.02 to 16.79
	2015		840	21.50 to 17.00	16,184	2.05 to 1.00	0.71	-3.85 to -4.85
	2014		933	23.61 to 22.60	18,786	2.05 to 0.45	0.50	7.93 to 6.22

Fundamental All Cap Core Trust Series II (*)	2018		1,098	32.04 to 14.25	37,081	2.05 to 1.00	0.20	-14.21 to -15.11
	2017		1,221	37.75 to 16.61	48,359	2.05 to 1.00	0.55	26.16 to 24.85
	2016		1,348	33.04 to 30.23	43,337	2.05 to 1.40	0.18	6.61 to 5.92
	2015		1,546	30.99 to 28.54	46,759	2.05 to 1.40	0.00	2.39 to 1.73
	2014		1,758	33.82 to 28.06	52,081	2.05 to 0.45	0.21	9.06 to 7.33

Fundamental Large Cap Value Trust Series I (*)	2018		6,828	27.67 to 22.36	161,567	1.90 to 0.45	1.07	-17.41 to -18.61
	2017		7,734	33.50 to 27.48	223,805	1.90 to 0.45	1.59	16.91 to 15.23
	2016		9,036	28.65 to 23.85	225,924	1.90 to 0.45	2.20	9.68 to 8.10
	2015		10,281	26.13 to 22.06	236,820	1.90 to 0.45	0.96	-1.55 to -2.97
	2014		11,918	26.54 to 22.73	281,433	1.90 to 0.45	2.37	10.12 to 8.53

Fundamental Large Cap Value Trust Series II (*)	2018		6,141	21.65 to 12.69	129,991	2.05 to 1.00	0.87	-18.06 to -18.92
	2017		6,914	26.70 to 15.49	178,758	2.05 to 1.00	1.40	16.03 to 14.83
	2016		8,056	23.25 to 13.35	180,517	2.05 to 1.00	2.00	8.86 to 7.73
	2015		9,295	21.59 to 12.26	192,421	2.05 to 1.00	0.77	-2.28 to -3.30
	2014		10,925	26.48 to 22.32	234,103	2.05 to 0.45	1.36	9.91 to 8.16

Global Allocation	2018		11	24.04 to 19.32	227	1.75 to 1.40	0.81	-8.81 to -9.13
	2017		11	26.46 to 21.18	251	1.75 to 1.40	0.84	12.17 to 11.78
	2016		35	23.67 to 18.89	679	1.75 to 1.40	1.13	2.51 to 2.15
	2015		37	23.17 to 18.42	689	1.75 to 1.40	0.95	-2.25 to -2.59
	2014		40	31.47 to 18.85	766	1.90 to 1.40	2.01	0.55 to 0.05

Global Bond Trust Series I (*)	2018		811	22.00 to 16.07	24,164	1.90 to 0.80	2.63	-2.68 to -3.75
	2017		917	22.86 to 16.51	28,398	1.90 to 0.80	2.23	7.89 to 6.71
	2016		1,098	21.42 to 15.30	31,470	1.90 to 0.80	0.00	2.23 to 1.11
	2015		1,173	21.18 to 14.97	32,986	1.90 to 0.80	2.51	-4.27 to -5.32
	2014		1,394	26.09 to 22.37	40,723	1.90 to 0.45	0.88	1.82 to 0.36

Global Bond Trust Series II (*)	2018		2,952	16.59 to 11.82	55,604	2.05 to 1.00	2.63	-3.01 to -4.03
	2017		3,739	17.29 to 12.18	71,900	2.05 to 1.00	1.93	7.40 to 6.29
	2016		4,013	16.27 to 11.34	73,029	2.05 to 1.00	0.00	1.89 to 0.83
	2015		4,374	16.13 to 11.13	79,194	2.05 to 1.00	2.52	-4.69 to -5.68
	2014		5,231	25.13 to 17.11	101,854	2.05 to 0.45	0.73	1.67 to 0.06

Global Trust Series I (*)	2018		3,921	22.45 to 17.09	93,402	1.90 to 0.45	1.76	-14.88 to -16.11
	2017		4,161	26.38 to 20.37	119,324	1.90 to 0.45	1.83	18.35 to 16.65
	2016		4,783	22.29 to 17.46	116,485	1.90 to 0.45	4.46	8.97 to 7.41
	2015		5,315	20.45 to 16.26	120,663	1.90 to 0.45	1.87	-6.84 to -8.18
	2014		5,984	21.96 to 17.71	148,671	1.90 to 0.45	2.05	-3.04 to -4.43

Global Trust Series II (*)	2018		1,391	21.67 to 12.30	26,538	2.05 to 1.00	1.50	-15.50 to -16.39
	2017		1,658	25.92 to 14.56	37,859	2.05 to 1.00	1.66	17.45 to 16.23
	2016		1,883	22.30 to 12.39	36,828	2.05 to 1.00	4.26	8.15 to 7.02
	2015		2,175	20.84 to 11.46	39,571	2.05 to 1.00	1.64	-7.54 to -8.51
	2014		2,679	23.76 to 22.78	52,928	2.05 to 0.45	3.12	-3.24 to -4.78

Health Sciences Trust Series I (*)	2018		670	82.50 to 62.95	45,999	1.90 to 0.45	0.00	0.23 to -1.22

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Health Sciences Trust Series I (*)	2017	744	$82.31 to $63.72	$51,425	1.90% to 0.45%	0.00	26.94% to 25.11%
	2016	898	64.85 to 50.93	49,474	1.90 to 0.45	0.07	-10.97 to -12.26
	2015	1,125	72.84 to 58.05	70,280	1.90 to 0.45	0.00	12.19 to 10.57
	2014	1,197	64.93 to 52.50	67,382	1.90 to 0.45	0.00	31.24 to 29.35

Health Sciences Trust Series II (*)	2018	849	71.22 to 30.14	56,169	2.05 to 1.00	0.00	-0.48 to -1.53
	2017	965	72.32 to 30.28	63,593	2.05 to 1.00	0.00	25.99 to 24.68
	2016	1,141	58.00 to 24.04	59,857	2.05 to 1.00	0.00	-11.66 to -12.58
	2015	1,420	66.36 to 27.21	86,054	2.05 to 1.00	0.00	11.38 to 10.21
	2014	1,602	69.34 to 60.21	88,687	2.05 to 0.45	0.00	30.95 to 28.88

High Yield Trust Series I (*)	2018	2,982	27.84 to 23.32	51,588	1.90 to 0.45	5.78	-3.45 to -4.85
	2017	3,438	28.84 to 24.50	62,433	1.90 to 0.45	5.17	7.02 to 5.48
	2016	3,940	26.95 to 23.23	68,642	1.90 to 0.45	6.74	15.74 to 14.08
	2015	4,437	23.28 to 20.36	66,200	1.90 to 0.45	7.09	-8.73 to -10.05
	2014	4,996	25.51 to 22.64	84,031	1.90 to 0.45	6.24	-0.34 to -1.77

High Yield Trust Series II (*)	2018	2,088	22.72 to 14.18	45,027	2.05 to 1.00	5.44	-4.12 to -5.13
	2017	2,456	23.95 to 14.79	55,499	2.05 to 1.00	5.00	6.07 to 4.96
	2016	2,726	22.81 to 13.94	58,286	2.05 to 1.00	6.48	15.00 to 13.80
	2015	3,361	20.05 to 12.12	62,634	2.05 to 1.00	6.71	-9.46 to -10.40
	2014	3,759	28.37 to 22.37	81,512	2.05 to 0.45	5.67	-0.69 to -2.27

International Equity Index Series I (*)	2018	857	14.27 to 13.84	12,215	1.90 to 1.40	2.28	-15.30 to -15.72
	2017	921	16.85 to 16.42	15,509	1.90 to 1.40	2.16	25.54 to 24.91
	2016	1,006	13.42 to 13.15	13,508	1.90 to 1.40	2.58	3.00 to 2.48
	2015	1,124	13.03 to 12.83	14,658	1.90 to 1.40	2.21	-7.22 to -7.69
	2014	1,294	14.34 to 13.90	18,203	1.90 to 0.45	2.94	-5.04 to -6.41

International Equity Index Series II (*)	2018	814	14.95 to 13.54	11,356	2.05 to 0.45	2.00	-14.66 to -16.02
	2017	918	17.52 to 16.13	15,168	2.05 to 0.45	2.04	26.47 to 24.47
	2016	907	13.85 to 12.96	11,992	2.05 to 0.45	2.38	3.77 to 2.12
	2015	1,008	13.35 to 12.69	12,971	2.05 to 0.45	1.94	-6.53 to -8.02
	2014	1,298	14.28 to 13.79	18,095	2.05 to 0.45	2.66	-5.23 to -6.73

International Equity Index Series NAV (*)	2018	803	11.57 to 10.74	9,080	2.05 to 1.40	2.29	-15.30 to -15.86
	2017	902	13.66 to 12.76	12,080	2.05 to 1.40	2.16	25.68 to 24.87
	2016	1,045	10.87 to 10.22	11,152	2.05 to 1.40	2.67	2.98 to 2.31
	2015	1,117	10.56 to 9.99	11,604	2.05 to 1.40	2.32	-7.11 to -7.72
	2014	1,264	11.37 to 10.83	14,176	2.05 to 1.40	2.88	-5.90 to -6.51

International Growth Stock Trust Series II (*)	2018	931	14.21 to 13.59	13,095	2.05 to 1.00	1.40	-15.47 to -16.35
	2017	1,034	16.81 to 16.25	17,309	2.05 to 1.00	1.21	20.42 to 19.17
	2016	1,089	13.96 to 13.64	15,215	2.05 to 1.00	1.49	-2.43 to -3.45
	2015	1,203	14.30 to 14.12	17,315	2.05 to 1.00	1.56	-3.50 to -4.51
	2014	1,250	15.31 to 14.79	18,761	2.05 to 0.45	1.58	-0.45 to -2.03

International Small Company Trust Series I (*)	2018	972	19.65 to 17.21	17,469	1.90 to 0.45	1.23	-20.46 to -21.61
	2017	1,107	24.70 to 21.95	25,245	1.90 to 0.45	1.38	28.88 to 27.03
	2016	1,275	19.17 to 17.28	22,787	1.90 to 0.45	1.91	4.43 to 2.93
	2015	1,458	18.35 to 16.79	25,204	1.90 to 0.45	1.77	6.07 to 4.54
	2014	1,633	17.30 to 16.06	26,890	1.90 to 0.45	1.33	-7.31 to -8.65

International Small Company Trust Series II (*)	2018	669	16.66 to 16.40	11,576	2.05 to 1.00	1.22	-21.07 to -21.90
	2017	764	21.34 to 20.77	16,816	2.05 to 1.00	1.23	27.89 to 26.56
	2016	860	16.86 to 16.24	14,898	2.05 to 1.00	1.69	3.66 to 2.57
	2015	988	16.44 to 15.67	16,605	2.05 to 1.00	1.63	5.33 to 4.23
	2014	1,088	17.12 to 15.77	17,482	2.05 to 0.45	1.12	-7.51 to -8.98

International Value Trust Series I (*)	2018	2,949	23.32 to 19.53	54,546	1.90 to 0.45	2.39	-15.42 to -16.64
	2017	3,295	27.57 to 23.43	72,751	1.90 to 0.45	1.76	16.62 to 14.94
	2016	3,782	23.65 to 20.38	72,355	1.90 to 0.45	2.56	11.74 to 10.13
	2015	3,228	21.16 to 18.51	55,740	1.90 to 0.45	1.76	-8.23 to -9.55
	2014	3,690	23.06 to 20.46	70,198	1.90 to 0.45	2.69	-12.90 to -14.16

International Value Trust Series II (*)	2018	2,251	23.39 to 13.72	44,427	2.05 to 1.00	2.17	-16.02 to -16.90
	2017	2,587	28.15 to 16.34	61,335	2.05 to 1.00	1.58	15.72 to 14.51
	2016	3,078	24.58 to 14.12	63,599	2.05 to 1.00	2.25	10.83 to 9.67
	2015	2,780	22.41 to 12.74	51,915	2.05 to 1.00	1.48	-8.86 to -9.82
	2014	3,210	24.85 to 24.31	65,855	2.05 to 0.45	2.47	-13.04 to -14.42

Investment Quality Bond Trust Series I (*)	2018	6,011	29.62 to 19.36	116,517	1.90 to 0.45	2.69	-1.26 to -2.69
	2017	6,868	30.00 to 19.90	135,673	1.90 to 0.45	2.57	4.14 to 2.64
	2016	7,267	28.80 to 19.39	139,695	1.90 to 0.45	2.19	3.82 to 2.33
	2015	7,725	27.74 to 18.94	144,236	1.90 to 0.45	1.80	-1.26 to -2.68
	2014	8,695	28.10 to 19.47	165,086	1.90 to 0.45	2.88	5.00 to 3.49

Investment Quality Bond Trust Series II (*)	2018	3,237	16.41 to 12.54	58,447	2.05 to 0.35	2.49	-1.27 to -2.95

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Investment Quality Bond Trust Series II (*)	2017		3,685	$16.91 to $12.70	$68,204	2.05% to 0.35%	2.46%	3.94% to 2.19%
	2016		3,793	16.54 to 12.21	68,484	2.05 to 0.80	1.95	1.97 to -2.34
	2015		4,206	16.23 to 12.33	74,512	2.05 to 1.00	1.60	-2.00 to -3.03
	2014		4,822	22.50 to 16.73	87,725	2.05 to 0.45	2.72	4.79 to 3.13

Lifestyle Aggressive Portfolio Series I (*)	2018		142	15.05 to 14.79	2,127	1.75 to 1.40	1.71	-10.12 to -10.44
	2017		136	16.75 to 16.51	2,270	1.75 to 1.40	1.34	20.10 to 19.68
	2016		206	13.94 to 13.80	2,852	1.75 to 1.40	2.49	8.03 to 7.65
	2015		122	12.91 to 12.82	1,566	1.75 to 1.40	2.49	-2.92 to -3.26
	2014		56	13.33 to 13.23	740	1.90 to 1.15	2.10	4.21 to 3.43

Lifestyle Aggressive Portfolio Series II (*)	2018		343	15.20 to 14.52	5,048	1.90 to 1.00	1.52	-9.96 to -10.77
	2017		332	16.88 to 16.28	5,455	1.90 to 1.00	1.49	20.36 to 19.28
	2016		325	14.03 to 13.65	4,472	1.90 to 1.00	1.57	8.26 to 7.29
	2015		322	12.96 to 12.72	4,109	1.90 to 1.00	1.65	-2.73 to -3.60
	2014		291	13.32 to 13.17	3,851	2.05 to 1.00	2.66	4.16 to 3.08

Lifestyle Balanced Portfolio Series I (*)	2018		1,518	14.68 to 13.88	21,831	1.90 to 0.80	2.32	-5.13 to -6.17
	2017		1,482	15.47 to 14.79	22,597	1.90 to 0.80	2.67	11.42 to 10.21
	2016		1,142	13.88 to 13.42	15,651	1.90 to 0.80	2.45	5.26 to 4.11
	2015		1,039	13.19 to 12.89	13,587	1.90 to 0.80	2.64	-0.75 to -1.83
	2014		815	13.29 to 13.13	10,783	1.90 to 0.80	3.78	5.11 to 3.96

Lifestyle Balanced Portfolio Series II (*)	2018		31,343	14.85 to 13.63	477,792	2.05 to 0.35	1.97	-4.96 to -6.57
	2017		35,280	15.63 to 14.58	575,485	2.05 to 0.35	1.99	11.77 to 9.89
	2016		36,267	13.98 to 13.27	536,198	2.05 to 0.35	2.13	5.52 to 3.74
	2015		34,915	13.25 to 12.79	501,437	2.05 to 0.35	2.25	-0.57 to -2.25
	2014		32,132	13.33 to 13.09	476,032	2.05 to 0.35	2.77	5.37 to 3.60

Lifestyle Conservative Portfolio Series I (*)	2018		632	13.94 to 13.18	8,598	1.90 to 0.80	2.50	-2.76 to -3.83
	2017		574	14.33 to 13.71	8,059	1.90 to 0.80	3.22	6.11 to 4.95
	2016		397	13.51 to 13.06	5,295	1.90 to 0.80	2.85	3.56 to 2.42
	2015		360	13.04 to 12.79	4,648	1.75 to 0.80	3.26	-0.63 to -1.57
	2014		301	13.13 to 12.97	3,921	1.90 to 0.80	5.50	4.70 to 3.56

Lifestyle Conservative Portfolio Series II (*)	2018		7,532	14.11 to 12.94	105,253	2.05 to 0.35	2.48	-2.51 to -4.16
	2017		6,606	14.47 to 13.51	96,082	2.05 to 0.35	2.22	6.37 to 4.58
	2016		7,345	13.61 to 12.91	101,444	2.05 to 0.35	2.35	3.81 to 2.06
	2015		7,130	13.11 to 12.65	96,548	2.05 to 0.35	2.60	-0.38 to -2.06
	2014		6,576	13.16 to 12.92	90,742	2.05 to 0.35	3.11	5.04 to 3.27

Lifestyle Growth Portfolio Series I (*)	2018		12,842	15.15 to 14.33	192,754	1.90 to 0.80	2.08	-6.87 to -7.89
	2017		13,985	16.27 to 15.56	225,786	1.90 to 0.80	3.78	15.21 to 13.96
	2016		5,512	14.12 to 13.65	77,271	1.90 to 0.80	3.92	6.38 to 5.21
	2015		1,892	13.27 to 12.98	24,955	1.90 to 0.80	2.32	-0.91 to -2.00
	2014		1,597	13.40 to 13.24	21,319	1.90 to 0.80	3.21	5.32 to 4.17

Lifestyle Growth Portfolio Series II (*)	2018		299,274	15.35 to 14.08	4,608,995 .	2.05 to 0.35	1.83	-6.64 to -8.22
	2017		340,524	16.44 to 15.34	5,694,619 .	2.05 to 0.35	3.06	15.49 to 13.55
	2016		157,663	14.23 to 13.51	2,337,397 .	2.05 to 0.35	2.54	6.64 to 4.85
	2015		95,432	13.35 to 12.89	1,376,978 .	2.05 to 0.35	2.06	-0.60 to -2.27
	2014		85,785	13.43 to 13.19	1,280,302 .	2.05 to 0.35	2.85	5.51 to 3.74

Lifestyle Growth Portfolio Series NAV (*)	2018		474	11.87 to 11.81	5,968	1.60 to 1.20	2.15	-7.20 to -7.57
	2017	(j)	509	12.79 to 12.78	6,909	1.60 to 1.20	10.66	2.33 to 2.26

Lifestyle Moderate Portfolio Series I (*)	2018		548	14.42 to 13.63	7,725	1.90 to 0.80	2.65	-4.35 to -5.40
	2017		518	15.07 to 14.41	7,686	1.90 to 0.80	2.39	9.55 to 8.36
	2016		473	13.76 to 13.30	6,422	1.90 to 0.80	2.75	4.66 to 3.51
	2015		367	13.15 to 12.85	4,780	1.90 to 0.80	2.87	-0.70 to -1.79
	2014		267	13.24 to 13.08	3,520	1.90 to 0.80	4.28	5.06 to 3.91

Lifestyle Moderate Portfolio Series II (*)	2018		9,928	14.61 to 13.41	148,770	2.05 to 0.35	2.04	-4.11 to -5.74
	2017		10,894	15.24 to 14.22	172,970	2.05 to 0.35	2.10	9.89 to 8.04
	2016		11,299	13.87 to 13.16	165,570	2.05 to 0.35	2.16	4.91 to 3.14
	2015		11,425	13.22 to 12.76	163,275	2.05 to 0.35	2.27	-0.45 to -2.13
	2014		10,888	13.28 to 13.04	159,488	2.05 to 0.35	2.86	5.24 to 3.47

Managed Volatility Aggressive Portfolio Series I (*)	2018		1,784	24.16 to 20.43	40,513	1.90 to 0.45	1.88	-8.87 to -10.19
	2017		2,163	26.51 to 22.75	54,573	1.90 to 0.45	1.65	22.27 to 20.52
	2016		2,558	21.68 to 18.88	53,179	1.90 to 0.45	1.55	1.50 to 0.04
	2015		2,986	21.36 to 18.87	61,877	1.90 to 0.45	1.82	-6.27 to -7.62
	2014		3,743	22.79 to 20.43	82,915	1.90 to 0.45	2.66	0.94 to -0.51

Managed Volatility Aggressive Portfolio Series II (*)	2018		2,910	25.39 to 16.48	63,255	2.05 to 1.00	1.71	-9.53 to -10.48
	2017		3,403	28.37 to 18.21	82,147	2.05 to 1.00	1.47	21.35 to 20.09
	2016		4,068	23.62 to 15.01	81,402	2.05 to 1.00	1.36	0.65 to -0.40
	2015		4,830	23.72 to 14.91	96,527	2.05 to 1.00	1.65	-6.99 to -7.96

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Managed Volatility Aggressive Portfolio Series II (*)	2014	5,900	$26.12 to $25.77	$127,277	2.05% to 0.45%	2.39%	0.84% to -0.76%

Managed Volatility Balanced Portfolio Series I (*)	2018	17,257	29.38 to 21.21	370,157	1.90 to 0.45	2.19	-5.31 to -6.69
	2017	19,485	31.03 to 22.72	446,882	1.90 to 0.45	2.12	13.62 to 11.99
	2016	22,184	27.31 to 20.29	452,285	1.90 to 0.45	2.01	4.32 to 2.82
	2015	25,247	26.18 to 19.73	499,014	1.90 to 0.45	2.28	-2.69 to -4.09
	2014	28,772	26.90 to 20.58	591,421	1.90 to 0.45	2.68	3.82 to 2.33

Managed Volatility Balanced Portfolio Series II (*)	2018	239,171	22.34 to 17.69	4,704,815	2.05 to 0.35	2.01	-5.37 to -6.97
	2017	272,743	24.01 to 18.70	5,741,379	2.05 to 0.35	1.94	13.43 to 11.52
	2016	308,429	21.53 to 16.48	5,812,156	2.05 to 0.35	1.83	4.25 to 2.49
	2015	345,536	21.01 to 15.81	6,388,484	2.05 to 0.35	2.10	-2.73 to -4.37
	2014	393,696	16.76 to 16.26	7,664,452	2.10 to 0.35	2.50	3.67 to 1.87

Managed Volatility Conservative Portfolio Series I (*)	2018	4,417	30.63 to 20.02	94,415	1.90 to 0.45	2.47	-2.62 to -4.03
	2017	5,110	31.45 to 20.86	113,494	1.90 to 0.45	2.40	7.33 to 5.79
	2016	5,842	29.30 to 19.71	122,691	1.90 to 0.45	2.33	4.11 to 2.61
	2015	6,324	28.14 to 19.21	128,980	1.90 to 0.45	2.43	-0.40 to -1.84
	2014	7,240	28.26 to 19.57	150,458	1.90 to 0.45	2.61	4.54 to 3.04

Managed Volatility Conservative Portfolio Series II (*)	2018	48,164	17.82 to 14.93	865,542	2.10 to 0.35	2.29	-2.74 to -4.43
	2017	56,529	18.32 to 15.62	1,057,774	2.10 to 0.35	2.20	7.29 to 5.43
	2016	65,943	17.07 to 14.81	1,177,865	2.10 to 0.35	2.11	3.95 to 2.15
	2015	71,826	16.42 to 14.50	1,280,720	2.10 to 0.35	2.27	-0.50 to -2.23
	2014	81,392	16.51 to 14.83	1,507,982	2.10 to 0.35	2.41	4.47 to 2.66

Managed Volatility Growth Portfolio Series I (*)	2018	18,851	26.82 to 20.63	380,438	1.90 to 0.45	2.05	-6.97 to -8.31
	2017	21,052	28.83 to 22.50	461,475	1.90 to 0.45	1.93	18.06 to 16.37
	2016	23,895	24.42 to 19.33	448,830	1.90 to 0.45	1.80	2.87 to 1.39
	2015	26,636	23.73 to 19.07	493,044	1.90 to 0.45	2.08	-4.96 to -6.33
	2014	30,351	24.97 to 20.36	597,199	1.90 to 0.45	2.64	1.70 to 0.24

Managed Volatility Growth Portfolio Series II (*)	2018	339,906	17.80 to 17.33	6,715,509	2.10 to 0.35	1.85	-7.03 to -8.65
	2017	384,257	19.49 to 18.63	8,258,711	2.10 to 0.35	1.75	17.94 to 15.90
	2016	429,283	16.82 to 15.80	7,922,154	2.10 to 0.35	1.61	2.78 to 1.00
	2015	484,650	16.65 to 15.37	8,822,906	2.10 to 0.35	1.89	-5.15 to -6.79
	2014	555,247	17.86 to 16.21	10,822,611	2.10 to 0.35	2.44	1.68 to -0.08

Managed Volatility Growth Portfolio Series NAV (*)	2018	21	19.64 to 19.64	408	1.20 to 1.20	2.20	-7.68 to -7.68
	2017	22	21.27 to 21.27	463	1.20 to 1.20	2.08	17.30 to 17.30
	2016	23	18.14 to 18.14	415	1.20 to 1.20	1.68	2.15 to 2.15
	2015	36	17.75 to 17.75	648	1.20 to 1.20	2.25	-5.69 to -5.69
	2014	36	18.82 to 18.82	687	1.20 to 1.20	2.86	1.06 to 1.06

Managed Volatility Moderate Portfolio Series I (*)	2018	6,227	30.90 to 21.20	140,002	1.90 to 0.45	2.30	-4.42 to -5.80
	2017	7,152	32.33 to 22.51	170,589	1.90 to 0.45	2.23	11.38 to 9.78
	2016	8,026	29.03 to 20.50	173,313	1.90 to 0.45	2.08	4.82 to 3.31
	2015	8,859	27.69 to 19.84	185,318	1.90 to 0.45	2.38	-1.36 to -2.78
	2014	10,258	28.07 to 20.41	219,648	1.90 to 0.45	2.70	4.47 to 2.96

Managed Volatility Moderate Portfolio Series II (*)	2018	77,232	20.90 to 18.56	1,481,941	2.05 to 0.35	2.14	-4.46 to -6.08
	2017	88,427	22.25 to 19.42	1,798,772	2.05 to 0.35	2.04	11.26 to 9.39
	2016	100,351	20.34 to 17.46	1,869,034	2.05 to 0.35	1.89	4.75 to 2.99
	2015	110,160	19.75 to 16.67	2,024,903	2.05 to 0.35	2.18	-1.47 to -3.13
	2014	124,618	16.91 to 16.24	2,395,036	2.10 to 0.35	2.52	4.32 to 2.51

Mid Cap Index Trust Series I (*)	2018	2,156	46.42 to 34.17	76,810	1.90 to 0.45	1.08	-11.86 to -13.13
	2017	2,410	52.67 to 39.34	98,702	1.90 to 0.45	0.70	15.29 to 13.64
	2016	833	45.68 to 34.62	31,408	1.90 to 0.45	1.19	19.57 to 17.85
	2015	906	38.20 to 29.37	28,899	1.90 to 0.45	0.99	-3.03 to -4.43
	2014	970	39.40 to 30.73	32,306	1.90 to 0.45	0.95	8.85 to 7.29

Mid Cap Index Trust Series II (*)	2018	1,720	41.05 to 38.08	57,031	2.05 to 0.45	0.87	-12.06 to -13.46
	2017	2,048	46.68 to 44.01	78,243	2.05 to 0.45	0.29	14.99 to 13.17
	2016	1,726	40.59 to 38.89	58,289	2.05 to 0.45	0.99	19.38 to 17.49
	2015	1,870	34.00 to 33.10	53,499	2.05 to 0.45	0.79	-3.24 to -4.77
	2014	2,031	35.14 to 34.76	60,840	2.05 to 0.45	0.74	8.63 to 6.90

Mid Cap Stock Trust Series I (*)	2018	3,593	42.24 to 37.25	112,151	1.90 to 0.45	0.00	-2.00 to -3.42
	2017	4,140	43.10 to 38.57	133,041	1.90 to 0.45	0.00	27.96 to 26.13
	2016	4,809	33.68 to 30.58	121,359	1.90 to 0.45	0.00	0.14 to -1.30
	2015	5,402	33.64 to 30.98	137,975	1.90 to 0.45	0.00	2.53 to 1.06
	2014	6,125	32.80 to 30.66	153,599	1.90 to 0.45	0.10	7.53 to 5.98

Mid Cap Stock Trust Series II (*)	2018	1,679	41.81 to 23.09	63,587	2.05 to 1.00	0.00	-2.69 to -3.72
	2017	1,857	43.43 to 23.73	72,596	2.05 to 1.00	0.00	26.99 to 25.67
	2016	2,116	34.56 to 18.69	65,594	2.05 to 1.00	0.00	-0.59 to -1.63
	2015	2,503	35.13 to 18.80	78,719	2.05 to 1.00	0.00	1.73 to 0.66

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Mid Cap Stock Trust Series II (*)	2014		2,735	$38.22 to $34.90	$85,015	2.05% to 0.45%	0.00	7.34% to 5.63%

Mid Value Trust Series I (*)	2018		1,332	35.77 to 28.47	40,685	1.90 to 0.80	0.75	-11.56 to -12.53
	2017		1,541	40.44 to 32.55	53,462	1.90 to 0.80	0.96	10.55 to 9.34
	2016		1,772	36.58 to 29.77	55,945	1.90 to 0.80	1.13	23.03 to 21.69
	2015		1,952	29.73 to 24.46	50,465	1.90 to 0.80	1.07	-4.20 to -5.25
	2014		2,273	29.71 to 25.82	61,677	1.90 to 0.45	0.71	10.11 to 8.52

Mid Value Trust Series II (*)	2018		1,448	27.39 to 13.09	41,931	2.05 to 1.00	0.56	-11.82 to -12.74
	2017		1,623	31.39 to 14.84	53,486	2.05 to 1.00	0.75	10.10 to 8.96
	2016		1,917	28.81 to 13.48	58,010	2.05 to 1.00	0.94	21.26 to 7.83
	2015		2,069	25.46 to 23.76	51,504	2.05 to 1.40	0.84	-4.98 to -5.60
	2014		2,516	29.38 to 25.16	65,970	2.05 to 0.45	0.51	9.90 to 8.15

Money Market Trust Series I (*)	2018		1,993	16.08 to 10.88	28,845	1.90 to 0.45	1.52	1.09 to -0.38
	2017		2,435	15.90 to 10.92	34,960	1.90 to 0.45	0.58	0.14 to -1.30
	2016		3,042	15.88 to 11.06	43,632	1.90 to 0.45	0.07	-0.38 to -1.81
	2015		3,751	15.94 to 11.26	55,030	1.90 to 0.45	0.00	-0.45 to -1.88
	2014		4,544	16.01 to 11.36	67,226	2.10 to 0.45	0.00	-0.45 to -2.08

Money Market Trust Series II (*)	2018		11,460	12.36 to 10.54	130,219	2.05 to 0.35	1.31	0.98 to -0.73
	2017		14,059	12.24 to 10.62	160,059	2.05 to 0.35	0.38	0.04 to -1.64
	2016		17,027	12.24 to 10.80	195,792	2.05 to 0.35	0.00	-0.35 to -2.03
	2015		20,096	12.28 to 11.02	234,593	2.05 to 0.35	0.00	-0.35 to -2.03
	2014		24,581	12.32 to 11.25	291,292	2.05 to 0.35	0.00	-0.35 to -2.03

Money-Market Trust Series NAV (*)	2018		406	12.32 to 12.11	4,998	2.05 to 1.40	1.57	0.17 to -0.48
	2017		503	12.30 to 12.17	6,185	2.05 to 1.40	0.63	-0.75 to -1.40
	2016		612	12.40 to 12.34	7,595	2.05 to 1.40	0.15	-0.83 to -1.26

Mutual Shares Trust Series I (*)	2018		7,754	18.75 to 17.28	143,606	1.55 to 0.80	1.30	-9.69 to -10.37
	2017		8,335	20.76 to 19.28	171,128	1.55 to 0.80	5.64	7.46 to 6.66
	2016		8,991	19.32 to 18.08	171,995	1.55 to 0.80	6.47	15.78 to 14.91
	2015		10,364	16.69 to 15.73	171,427	1.55 to 0.80	2.03	-5.44 to -6.15
	2014		11,388	17.65 to 16.76	199,494	1.55 to 0.80	3.14	6.43 to 5.64

PIMCO All Asset	2018		412	22.84 to 18.06	8,030	2.05 to 0.45	2.70	-6.02 to -7.52
	2017		569	24.30 to 19.53	11,929	2.05 to 0.45	4.21	12.68 to 10.90
	2016		665	21.57 to 17.61	12,494	2.05 to 0.45	2.18	12.08 to 10.30
	2015		819	19.24 to 15.97	13,886	2.05 to 0.45	2.75	-9.72 to -11.16
	2014		1,118	21.32 to 17.97	21,235	2.05 to 0.45	4.60	-0.21 to -1.80

Real Estate Securities Trust Series I (*)	2018		535	53.67 to 42.70	26,940	1.90 to 0.45	1.64	-3.90 to -5.29
	2017		637	55.85 to 45.09	33,691	1.90 to 0.45	0.50	5.76 to 4.24
	2016		753	52.80 to 43.25	37,894	1.90 to 0.45	3.29	6.44 to 4.91
	2015		837	49.61 to 41.23	40,017	1.90 to 0.45	1.78	2.21 to 0.74
	2014		1,045	48.53 to 40.92	49,463	1.90 to 0.45	1.63	31.14 to 29.25

Real Estate Securities Trust Series II (*)	2018		804	49.88 to 37.33	30,200	2.05 to 0.45	1.62	-4.08 to -5.61
	2017		967	52.00 to 39.55	38,440	2.05 to 0.45	0.35	5.58 to 3.91
	2016		1,160	49.25 to 38.06	43,998	2.05 to 0.45	3.06	6.21 to 4.53
	2015		1,294	46.37 to 36.41	46,932	2.05 to 0.45	1.58	2.00 to 0.39
	2014		1,575	45.46 to 36.27	57,638	2.05 to 0.45	1.40	30.93 to 28.86

Science & Technology Trust Series I (*)	2018		2,511	38.37 to 26.33	85,293	1.90 to 0.45	0.00	-1.06 to -2.49
	2017		2,859	38.78 to 27.00	98,953	1.90 to 0.45	0.05	40.50 to 38.48
	2016		3,224	27.60 to 19.50	79,957	1.90 to 0.45	0.00	7.90 to 6.35
	2015		3,699	25.58 to 18.33	85,966	1.90 to 0.45	0.00	6.21 to 4.68
	2014		4,178	24.08 to 17.51	92,553	1.90 to 0.45	0.00	12.39 to 10.77

Science & Technology Trust Series II (*)	2018		1,081	45.76 to 31.15	42,537	2.05 to 1.00	0.00	-1.78 to -2.81
	2017		1,105	47.08 to 31.72	44,570	2.05 to 1.00	0.00	39.42 to 37.97
	2016		1,227	34.12 to 22.75	35,527	2.05 to 1.00	0.00	7.08 to 5.96
	2015		1,410	32.20 to 21.25	38,509	2.05 to 1.00	0.00	5.43 to 4.33
	2014		1,615	31.94 to 30.87	42,084	2.05 to 0.45	0.00	12.19 to 10.41

Select Bond Trust Series I (*)	2018	(f)	11,695	14.04 to 13.30	162,858	1.55 to 0.80	2.75	-1.23 to -1.97
	2017		13,425	14.21 to 13.57	189,486	1.55 to 0.80	2.73	2.85 to 2.08
	2016		13,920	13.82 to 13.29	191,260	1.55 to 0.80	2.86	2.24 to 1.48
	2015		14,570	13.52 to 13.10	196,023	1.55 to 0.80	2.77	-0.55 to -1.30
	2014		16,632	13.59 to 13.27	225,311	1.55 to 0.80	2.53	4.69 to 3.91

Select Bond Trust Series II (*)	2018	(g)	35,086	12.84 to 12.65	455,780	2.05 to 0.80	2.59	-1.43 to -2.66
	2017		32,360	13.03 to 13.00	428,602	2.05 to 0.80	2.54	2.64 to 1.37
	2016		34,035	12.82 to 12.69	442,267	2.05 to 0.80	2.61	2.03 to 0.77
	2015		34,819	12.73 to 12.44	446,363	2.05 to 0.80	2.65	-0.75 to -1.99
	2014		37,161	13.66 to 12.98	484,137	2.05 to 0.45	2.34	4.93 to 3.26

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

			At December 31,			For the years and periods ended December 31,
Sub-account	Year		Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Short Term Government Income Trust Series I (*)	2018		2,049	$13.11 to $11.56	$24,777	1.90% to 0.45%	2.07%	0.38% to -1.07%
	2017		2,229	13.06 to 11.68	27,106	1.90 to 0.45	1.39	0.12 to -1.32
	2016		2,450	13.04 to 11.84	30,066	1.90 to 0.45	1.54	0.12 to -1.32
	2015		2,697	13.03 to 12.00	33,354	1.90 to 0.45	1.70	0.19 to -1.25
	2014		3,108	13.00 to 12.15	38,733	1.90 to 0.45	1.96	0.69 to -0.76

Short Term Government Income Trust Series II (*)	2018		1,871	11.95 to 11.21	21,847	2.05 to 1.00	1.78	-0.37 to -1.42
	2017		1,988	11.99 to 11.38	23,433	2.05 to 1.00	1.14	-0.63 to -1.66
	2016		2,420	12.07 to 11.57	28,883	2.05 to 1.00	1.39	-0.55 to -1.59
	2015		2,504	12.13 to 11.75	30,243	2.05 to 1.00	1.56	-0.64 to -1.68
	2014		2,754	12.88 to 11.96	33,680	2.05 to 0.45	1.73	0.49 to -1.10

Small Cap Index Trust Series I (*)	2018		394	29.29 to 28.79	11,426	1.90 to 1.40	0.94	-12.66 to -13.10
	2017		419	33.54 to 33.14	13,903	1.90 to 1.40	0.43	12.80 to 12.24
	2016		468	29.73 to 29.52	13,815	1.90 to 1.40	1.15	19.29 to 18.70
	2015		478	24.92 to 24.87	11,851	1.90 to 1.40	0.97	-5.90 to -6.37
	2014		556	30.45 to 26.56	14,673	1.90 to 0.45	0.90	4.12 to 2.62

Small Cap Index Trust Series II (*)	2018		939	35.13 to 33.36	27,410	2.05 to 0.45	0.71	-11.95 to -13.36
	2017		1,077	39.90 to 38.50	36,107	2.05 to 0.45	0.24	13.67 to 11.87
	2016		1,276	35.10 to 34.42	38,444	2.05 to 0.45	0.95	20.16 to 18.26
	2015		1,360	29.21 to 29.10	34,539	2.05 to 0.45	0.77	-5.22 to -6.73
	2014		1,645	31.20 to 30.82	44,641	2.05 to 0.45	0.68	3.94 to 2.29

Small Cap Opportunities Trust Series I (*)	2018		875	39.72 to 31.65	29,574	1.90 to 0.45	0.41	-14.23 to -15.48
	2017		975	46.32 to 37.44	38,837	1.90 to 0.45	0.41	10.58 to 8.99
	2016		1,113	41.89 to 34.36	40,503	1.90 to 0.45	0.46	18.93 to 17.22
	2015		1,308	35.22 to 29.31	40,448	1.90 to 0.45	0.07	-5.59 to -6.95
	2014		1,508	37.30 to 31.50	49,883	1.90 to 0.45	0.05	1.92 to 0.46

Small Cap Opportunities Trust Series II (*)	2018		754	30.08 to 18.65	23,803	2.05 to 1.00	0.23	-14.88 to -15.78
	2017		854	35.72 to 21.91	31,838	2.05 to 1.00	0.23	9.76 to 8.62
	2016		941	32.88 to 19.96	32,081	2.05 to 1.00	0.26	18.06 to 16.83
	2015		1,126	28.15 to 16.91	32,505	2.05 to 1.00	0.00	-6.28 to -7.26
	2014		1,273	36.58 to 30.35	39,455	2.05 to 0.45	0.00	1.67 to 0.06

Small Cap Stock Trust Series I (*)	2018	(h)	27	23.64 to 21.78	637	1.55 to 0.80	0.00	-5.95 to -6.66
	2017		29	25.13 to 23.34	718	1.55 to 0.80	0.00	25.46 to 24.53
	2016		36	20.03 to 18.74	712	1.55 to 0.80	0.00	1.48 to 0.72
	2015		31	19.74 to 18.61	616	1.55 to 0.80	0.00	-9.58 to -10.26
	2014		31	21.83 to 20.73	682	1.55 to 0.80	0.00	6.71 to 5.92

Small Cap Stock Trust Series II (*)	2018	(i)	866	35.28 to 28.34	25,610	2.05 to 0.45	0.00	-5.87 to -7.37
	2017		887	37.48 to 30.60	28,001	2.05 to 0.45	0.00	25.71 to 23.72
	2016		999	29.81 to 24.73	25,360	2.05 to 0.45	0.00	1.68 to 0.07
	2015		1,168	29.32 to 24.72	29,370	2.05 to 0.45	0.00	-9.46 to -10.90
	2014		1,129	32.38 to 27.74	31,258	2.05 to 0.45	0.00	6.86 to 5.16

Small Cap Value Trust Series I (*)	2018		23	26.86 to 24.76	617	1.55 to 0.80	0.68	-13.20 to -13.85
	2017		24	30.95 to 28.74	727	1.55 to 0.80	0.93	2.91 to 2.14
	2016		26	30.08 to 28.14	761	1.55 to 0.80	0.70	21.69 to 20.79
	2015		29	24.71 to 23.29	699	1.55 to 0.80	0.46	-2.14 to -2.88
	2014		30	25.26 to 23.98	743	1.55 to 0.80	0.65	6.32 to 5.53

Small Cap Value Trust Series II (*)	2018		825	26.98 to 18.82	22,710	2.05 to 1.00	0.45	-13.53 to -14.44
	2017		1,004	31.53 to 21.76	32,188	2.05 to 1.00	0.72	2.47 to 1.40
	2016		1,187	31.10 to 21.24	37,335	2.05 to 1.00	0.49	21.23 to 19.97
	2015		1,254	25.92 to 17.52	32,752	2.05 to 1.00	0.24	-2.55 to -3.57
	2014		1,439	31.38 to 26.88	38,878	2.05 to 0.45	0.41	6.48 to 4.79

Small Company Value Trust Series I (*)	2018		840	41.15 to 36.46	34,015	1.90 to 1.40	0.36	-14.16 to -14.59
	2017		969	47.94 to 42.69	45,720	1.90 to 1.40	0.23	9.95 to 9.40
	2016		1,134	43.61 to 39.02	48,702	1.90 to 1.40	0.77	30.48 to 29.83
	2015		1,276	33.42 to 30.06	42,043	1.90 to 1.40	1.30	-6.91 to -7.38
	2014		1,448	40.46 to 32.45	51,324	1.90 to 0.45	0.03	-0.34 to -1.78

Small Company Value Trust Series II (*)	2018		1,082	34.63 to 19.23	34,596	2.05 to 1.00	0.17	-13.96 to -14.87
	2017		1,224	40.68 to 22.35	45,916	2.05 to 1.00	0.21	10.15 to 9.01
	2016		1,433	37.32 to 20.29	49,189	2.05 to 1.00	0.58	30.73 to 29.37
	2015		1,591	28.85 to 15.52	41,844	2.05 to 1.00	0.94	-6.73 to -7.70
	2014		1,803	33.40 to 31.25	51,136	2.05 to 0.45	0.00	-0.57 to -2.15

Strategic Income Opportunities Trust Series I (*)	2018		1,319	25.45 to 20.58	28,929	1.90 to 0.45	3.60	-5.46 to -6.83
	2017		1,590	26.92 to 22.08	37,169	1.90 to 0.45	3.10	5.12 to 3.61
	2016		1,725	25.61 to 21.32	38,766	1.90 to 0.45	2.35	4.65 to 3.14
	2015		1,924	24.47 to 20.67	41,768	1.90 to 0.45	2.38	0.76 to -0.69
	2014		2,159	24.29 to 20.81	47,034	1.90 to 0.45	4.29	4.59 to 3.08

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

		At December 31,			For the years and periods ended December 31,
Sub-account	Year	Units (000s)	Unit Fair Value Highest to Lowest(a)	Assets (000s)	Expense Ratio Highest to Lowest(b)	Investment Income Ratio(c)	Total Return Highest to Lowest(d)
Strategic Income Opportunities Trust Series II (*)	2018	1,489	$19.80 to $13.65	$30,584	2.05% to 1.00%	3.43%	-6.23% to -7.22%
	2017	1,748	21.34 to 14.56	38,635	2.05 to 1.00	2.91	4.32 to 3.24
	2016	1,846	20.67 to 13.96	39,250	2.05 to 1.00	2.14	3.94 to 2.85
	2015	2,111	20.09 to 13.43	43,541	2.05 to 1.00	2.20	0.01 to -1.04
	2014	2,351	24.08 to 20.31	48,604	2.05 to 0.45	4.00	4.37 to 2.71

Total Bond Market Series Trust NAV (*)	2018	6,904	13.03 to 12.44	89,339	1.55 to 0.80	2.67	-1.04 to -1.79
	2017	8,001	13.17 to 12.67	104,753	1.55 to 0.80	2.81	2.52 to 1.75
	2016	8,492	12.84 to 12.45	108,577	1.55 to 0.80	2.63	1.63 to 0.87
	2015	8,801	12.64 to 12.34	110,833	1.55 to 0.80	2.65	-0.50 to -1.24
	2014	9,896	12.70 to 12.49	125,389	1.55 to 0.80	3.14	5.21 to 4.43

Total Bond Market Trust Series II (*)	2018	4,408	13.11 to 11.84	54,255	2.10 to 0.45	2.34	-0.94 to -2.57
	2017	4,595	12.82 to 12.16	57,667	2.10 to 1.00	2.50	2.06 to 0.94
	2016	5,640	12.56 to 12.04	69,701	2.10 to 1.00	2.39	1.17 to 0.06
	2015	5,155	12.42 to 12.05	63,180	2.05 to 1.00	2.65	-0.94 to -1.98
	2014	5,061	12.73 to 12.28	62,954	2.10 to 0.45	2.98	5.42 to 3.69

Total Stock Market Index Trust Series I (*)	2018	1,668	27.95 to 26.15	39,008	1.90 to 0.45	1.15	-6.13 to -7.49
	2017	1,892	29.78 to 28.26	47,614	1.90 to 0.45	1.72	20.05 to 18.33
	2016	501	23.89 to 21.17	10,728	1.90 to 1.40	1.43	10.82 to 10.27
	2015	550	21.66 to 19.10	10,649	1.90 to 1.40	1.10	-2.02 to -2.51
	2014	888	22.41 to 22.22	17,375	1.90 to 0.45	1.23	10.97 to 9.37

Total Stock Market Index Trust Series II (*)	2018	1,098	32.15 to 14.61	32,265	2.05 to 1.00	0.95	-6.86 to -7.84
	2017	1,220	34.89 to 15.68	38,772	2.05 to 1.00	1.19	19.13 to 17.89
	2016	1,153	29.59 to 13.16	31,020	2.05 to 1.00	1.25	9.88 to 5.30
	2015	1,236	26.93 to 25.22	30,186	2.05 to 1.40	1.09	-2.21 to -2.85
	2014	1,407	29.08 to 27.72	35,266	2.05 to 0.45	0.98	10.80 to 9.04

Ultra Short Term Bond Trust Series I (*)	2018	860	12.07 to 11.34	10,300	1.55 to 0.80	2.06	0.59 to -0.17
	2017	728	12.00 to 11.35	8,671	1.55 to 0.80	1.65	-0.14 to -0.89
	2016	906	12.02 to 11.46	10,817	1.55 to 0.80	1.65	-0.28 to -1.02
	2015	771	12.05 to 11.57	9,255	1.55 to 0.80	1.36	-0.83 to -1.57
	2014	728	12.15 to 11.76	8,810	1.55 to 0.80	1.38	-0.82 to -1.56

Ultra Short Term Bond Trust Series II (*)	2018	15,671	12.31 to 10.63	176,623	2.10 to 0.35	1.53	0.84 to -0.92
	2017	16,588	12.21 to 10.73	187,373	2.10 to 0.35	1.34	0.11 to -1.62
	2016	21,661	12.20 to 10.90	246,916	2.10 to 0.35	1.36	-0.03 to -1.76
	2015	19,420	12.20 to 11.10	223,573	2.10 to 0.35	1.26	-0.50 to -2.23
	2014	17,287	12.26 to 11.35	201,813	2.10 to 0.35	1.32	-0.65 to -2.38

Utilities Trust Series I (*)	2018	372	33.68 to 32.01	11,849	1.90 to 1.40	3.21	-0.53 to -1.03
	2017	431	34.03 to 32.18	13,785	1.90 to 1.40	2.35	13.15 to 12.59
	2016	467	30.22 to 28.44	13,189	1.90 to 1.40	4.46	9.81 to 9.26
	2015	542	27.66 to 25.90	13,965	1.90 to 1.40	2.93	-15.95 to -16.37
	2014	650	35.09 to 33.07	19,899	1.90 to 0.45	2.93	12.08 to 10.47

Utilities Trust Series II (*)	2018	231	45.73 to 13.88	10,500	2.05 to 1.00	3.13	-0.31 to -1.36
	2017	257	46.36 to 13.93	11,547	2.05 to 1.00	2.22	13.38 to 12.20
	2016	280	43.15 to 41.32	11,508	2.05 to 1.40	4.31	9.62 to 8.91
	2015	330	39.36 to 37.94	12,387	2.05 to 1.40	2.69	-16.20 to -16.74
	2014	419	52.96 to 45.57	18,763	2.05 to 0.45	2.72	11.91 to 10.13

Value Opportunities	2018	40	117.04 to 33.11	2,680	1.80 to 1.40	1.11	-7.84 to -8.21
	2017	42	126.98 to 36.07	3,120	1.80 to 1.40	0.71	12.27 to 11.83
	2016	53	113.10 to 32.25	3,310	1.80 to 1.40	0.10	21.74 to 21.25
	2015	63	92.91 to 26.60	3,114	1.80 to 1.40	0.09	-8.06 to -8.43
	2014	72	101.05 to 25.81	3,764	1.90 to 1.40	0.06	3.60 to 3.09

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

7.	Unit Values — (continued)

(*)	Sub-account that invests in affiliated Trust.

(a)

As the unit fair value is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.

(b)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of the items known as “Revenue from underlying fund (12b-1, STA, Other)” and “Revenue from Sub-account” (formerly referred to as the administrative maintenance charges and sales and service fees (AMC and SSF)). The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to unitholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(c)

These ratios represent the distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

(d)

These ratios, represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

(e)	Reflects the period from commencement of operations on October 27, 2017 through December 31, 2017.

(f)	Renamed on April 30, 2018. Previously known as Bond Trust Series I.

(g)	Renamed on April 30, 2018. Previously known as Bond Trust Series II.

(h)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series I.

(i)	Renamed on April 30, 2018. Previously known as Small Cap Growth Trust Series II.

(j)	Sub-account available in prior year but no activity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

NOTES TO FINANCIAL STATEMENTS — (CONTINUED)

December 31, 2018

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (“the Code”). Under the provisions of Section 817(h) of the Code, a Contract will not be treated as a variable annuity contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirement set forth in regulations issued by the Secretary of the Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Contract Charges

The expense ratio represents the contract expenses of the Account for the period indicated and includes only those expenses that are charged through a reduction of the unit value. Included in this category are mortality and expense charges, and the cost of any riders the policy holder has elected. These fees range between 0.35% and 2.10% of net assets of the sub-account depending on the type of contract. In addition, annual contract charges of up to $30 per policy are made through redemption of units.

PART C OTHER INFORMATION

Guide to Name Changes and Successions:

NAME CHANGES

DATE OF CHANGE	OLD NAME	NEW NAME

October 1, 1997	NASL Variable Account	The Manufacturers Life Insurance Company of North America Separate Account A

October 1, 1997	North American Security Life Insurance Company	The Manufacturers Life Insurance Company of North America

November 1, 1997	NAWL Holding Co., Inc.	Manulife-Wood Logan Holding Co., Inc.

September 24, 1999	Wood Logan Associates, Inc.	Manulife Wood Logan, Inc.

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.) Separate Account A	John Hancock Life Insurance Company (U.S.A.) Separate Account A

January 1, 2005	The Manufacturers Life Insurance Company (U.S.A.)	John Hancock Life Insurance Company (U.S.A.)

January 1, 2005	Manulife Financial Securities LLC	John Hancock Distributors LLC

January 1, 2005	Manufacturers Securities Services, LLC	John Hancock Investment Management Services, LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America (“Manulife North America”) merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America’s assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

* * * * *

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

(1)	Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]

(2)	Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.). [FILED HEREWITH]

(b)	Exhibits

(1) (i)

Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to the registration statement, file number 333-70728, filed January 2, 2002.

(2)	Agreements for custody of securities and similar investments - Not Applicable.

(3) (i)	Underwriting Agreement dated August 10, 1995 - Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.

(ii)

Distribution and Servicing Agreement dated February 17, 2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(iii)

General Agent and Broker Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

	(iv)	Form of Amendment to General Agent and Broker-Dealer Selling Agreement (amended with respect to GIFL Rollover Annuity and IRA Rollover Program), incorporated by reference to Exhibit 24(b)(3)(v) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-149421, filed on June 30, 2008.

(4)	(i)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 200.10—incorporated by reference to Exhibit 24(b)(4)(i) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(ii)	Specifications Pages for Venture 200.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(ii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(iii)	Specifications Pages for Venture 200.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(iii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(iv)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 201.10—incorporated by reference to Exhibit 24(b)(4)(iv) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(v)	Specifications Pages for Venture 201.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(v) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(vi)	Specifications Pages for Venture 201.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(vi) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(vii)	Form of Specimen Single Payment Individual Deferred Variable Annuity Contract, Non-Participating for Venture 202.10—incorporated by reference to Exhibit 24(b)(4)(vii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(viii)	Specifications Pages for Venture 202.10 for Roth IRA—incorporated by reference to Exhibit 24(b)(4)(viii) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

	(ix)	Specifications Pages for Venture 202.10 for traditional IRA—incorporated by reference to Exhibit 24(b)(4)(ix) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

(5)		Form of Specimen Application for Flexible Purchase Payment (for GIFL Rollover) or Single Payment (for GIFL Select IRA Rollover) Individual Deferred Variable Annuity Contract, Non-Participating—incorporated by reference to Exhibit 24(b)(5) to this initial Registration Statement, File No. 333-167019, filed on May 21, 2010.

(6)	(i)	Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.), incorporated by reference to Exhibit A(6) to Registration Statement on Form S-6, File No. 333-41814, filed on July 20, 2000.

	(ii)	Certificate of Amendment to Certificate of Incorporation of the Company, Name Change July 1984, incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed on November 14, 1997.

	(iii)	Certificate of Amendment to Certificate of Incorporation of the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005, incorporated by reference to Exhibit (b)(6)(iii) to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(iv)	By-laws of The Manufacturers Life Insurance Company (U.S.A.— incorporated by reference to Exhibit A(6)(b) to the Registration Statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

	(v)	Amendment to By-Laws reflecting the Company’s name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005—Incorporated by reference to Exhibit (b)(6)(v) to Post-Effective Amendment No. 20 to Registration Statement, File No. 333-70728, filed on May 1, 2007.

	(vi)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) effective June 15, 2010, incorporated by reference to Exhibit 24 (b) (6) (vi) to Post-Effective Amendment No. 35 to Registration Statement, File No. 333-70728, filed November 8, 2010.

	(vii)	Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) effective July 26, 2010, incorporated by referenced to Exhibit 24 (b) (6) (vii) to Post-Effective Amendment No. 35 to Registration Statement File No. 333-70728, filed November 8, 2010.

	(viii)	Amended and Restated By-Laws of John Hancock Life Insurance Company (U.S.A.) dated October 23, 2012, incorporated by reference to Exhibit 24(b)(6)(viii) to Post-Effective Amendment No. 6 to Registration Statement File No. 333-162245, filed January 18, 2013.

(7)		Contract of reinsurance in connection with the variable annuity contracts being offered—NOT APPLICABLE.

(8)		Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

(a) (i) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]

(ii) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed on April 1, 2009. [Portions of this exhibit have been omitted pursuant to an Order Granting Confidential Treatment granted by the SEC on March 29, 2019.]

(b) (i) Merger Agreement with The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

(c) (i) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005, incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement, File No. 333-126668, filed on October 12, 2005.

(ii) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement, File No. 333-85284, filed on April 30, 2007.

(9)		Opinion of Counsel and consent to its use as to the legality of the securities being registered—incorporated by reference to Exhibit 24(b)(9) to Pre-Effective Amendment No. 1 to this Registration Statement, File No. 333-167019, filed on July 30, 2010.

(10)		Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]

(11)		All financial statements omitted from Item 23, Financial Statements—NOT APPLICABLE.

(12)		Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners—NOT APPLICABLE.

(13)	(a)	Powers of Attorney for James R. Boyle, Thomas Borshoff, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John G.Vrysen—incorporated by reference to Exhibit 24(b)(13)(b) of the initial filing of this registration statement, File No. 333-167019, filed on May 21, 2010.

	(b)	Power of Attorney for Steven Finch—incorporated by reference to Exhibit 24(b)(13)(b) of the Pre-Effective Amendment No. 1 of this Registration Statement, File No. 333-167019, filed on July 30, 2010.

	(c)	Power of Attorney for Paul M. Connolly, incorporated by reference to Exhibit 24(b)(13)(c) to Post-Effective Amendment No.1 to this Registration Statement, File No. 333-167019, filed May 2, 2011.

	(d)	Power of Attorney for Craig Bromley, incorporated by reference to Exhibit 24(b)(13)(d) to Post-Effective Amendment No. 3 to this Registration Statement, File No. 333-167019, filed on March 28, 2013.

	(e)	Power of Attorney for Michael Doughty, incorporated by reference to Exhibit 24(b)(13)(e) to Post-Effective Amendment No. 5 to this Registration Statement, File No. 333-167019, filed on March 31, 2014.

	(f)	Power of Attorney for Linda A. Davis Watters, incorporated by reference to Exhibit 24(b)(13)(f) to Post-Effective Amendment No. 8 to this Registration Statement, File No. 333-167019, filed on April 28, 2017.

	(g)	Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(13)(g) to Post-Effective Amendment No. 9 to this Registration Statement, File No. 333-167079, filed on April 27, 2018.

	(h)	Power of Attorney for Brooks Tingle. [FILED HEREWITH]

Item 25.	Directors and Officers of the Depositor.

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

EFFECTIVE AS OF APRIL 8, 2019

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION WITH DEPOSITOR
Marianne Harrison 200 Berkeley Street Boston, MA 02116..........................................................................	Chair, President & Chief Executive Officer

Paul M. Connolly 75 Indian Spring Road Milton, MA 02186..........................................................................	Director

James D. Gallagher 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Executive Vice President

Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243............................................................................	Director

Brooks Tingle 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Senior Vice President

John G. Vrysen 200 Berkeley Street Boston, MA 02116..........................................................................	Director

Linda A. Davis Watters 200 Berkeley Street Boston, MA 02116..........................................................................	Director, Vice President

Henry H. Wong 200 Berkeley Street Boston, MA 02116..........................................................................	Director

Executive Vice Presidents
Andrew G. Arnott*..........................................................................
Christopher Paul Conkey**.............................................................
Gregory Framke*.............................................................................
Gretchen Garrigues*........................................................................
Scott S. Hartz**...............................................................................	Chief Investment Officer – U.S. Investments
Naveed Irshad**..............................................................................	Head of Legacy Business
Halina K. von dem Hagen***.........................................................	Treasurer

Senior Vice Presidents
Emanuel Alves*..............................................................................	General Counsel
John C.S. Anderson**.....................................................................
Michael Biagiotti*...........................................................................
Kevin J. Cloherty**.........................................................................
Steven F. Dorval*............................................................................
Barbara Goose*...............................................................................	Chief Marketing Officer
Linda Levyne*................................................................................
Patrick McGuinness*......................................................................
William McPadden**.....................................................................
Joelle Metzman**...........................................................................
Patrick M. Murphy*........................................................................
Lee Ann Murray**..........................................................................
Sebastian Pariath*...........................................................................	Head of Operations and Chief Information Officer
Alan R. Seghezzi**.........................................................................
Martin Sheerin*..............................................................................	Chief Financial Officer
Curt Smith*....................................................................................
Anthony Teta*................................................................................
Leo Zerilli**....................................................................................

Vice Presidents
Lynda Abend*....................................................................................
John Addeo**....................................................................................
Abigail M. Armstrong**....................................................................
Kevin Askew**..................................................................................
Dwayne Bertrand**...........................................................................
Zahir Bhanji***.................................................................................	CFO JH Insurance
Stephen J. Blewitt**..........................................................................
Alan M. Block**................................................................................
John Bourgault**...............................................................................	Senior Counsel
Paul Boyne**.....................................................................................
Ian B. Brodie**..................................................................................
Ted Bruntrager*.................................................................................	Chief Risk Officer
Grant Buchanan***...........................................................................
Daniel C. Budde**.............................................................................
Robert Burrow**...............................................................................
Jennifer Toone Campanella**...........................................................
Thomas Carlisle**.............................................................................
Rick A. Carlson*................................................................................
Patricia Rosch Carrington**..............................................................
Todd J. Cassler*.................................................................................
Ken K. Cha*.......................................................................................
Brian Collins*....................................................................................
Marcelle Dahar*................................................................................
Kenneth D’Amato*............................................................................
John J. Danello**...............................................................................
Andreas Deutschmann*.....................................................................
Robert Donahue*...............................................................................
Jeffrey Duckworth*...........................................................................
Carolyn Flanagan**...........................................................................
Lauren Marx Fleming**....................................................................
Philip J. Fontana**............................................................................
Carl O. Fowler**...............................................................................
Ryan Fox*..........................................................................................
Scott Francolini*................................................................................
Paul Gallagher**................................................................................
Thomas C. Goggins**.......................................................................
Susan Ghalili*....................................................................................
Geoff Gittins****..............................................................................
Jeffrey N. Given**.............................................................................
Howard C. Greene**.........................................................................
Christopher Griswold*.......................................................................
Richard Harris***..............................................................................	Appointed Actuary
Ellie Harrison*...................................................................................	US Human Resources
John Hatch*.......................................................................................

Michael Hession*..............................................................................
Kevin Hill*........................................................................................
James C. Hoodlet*.............................................................................
Steven Hutcheon**............................................................................
Daniel S. Janis III**..........................................................................
Mitchell Karman**............................................................................	CCO & Counsel
Recep C. Kendircioglu**...................................................................
Neal P. Kerins*..................................................................................
Frank Knox**....................................................................................	CCO – Retail Funds/Separate Accounts
Hung Ko***......................................................................................	Treasury
Diane R. Landers**...........................................................................
Scott Lively**...................................................................................
Jeffrey H. Long**.............................................................................
Jennifer Lundmark*..........................................................................
Patrick MacDonnell**......................................................................
Nathaniel I. Margolis**....................................................................	Chief Counsel
Christopher Maryanopolis*..............................................................
Robert Maulden**............................................................................
John B. Maynard**...........................................................................
Karen McCafferty**.........................................................................
Scott A. McFetridge**......................................................................
Jonathan McGee**............................................................................
Ann McNally*...................................................................................
Michael McNamara*.........................................................................
Steven E. Medina**...........................................................................
Maureen Milet**................................................................................	CCO – Investments
Scott Morin*......................................................................................
Camille Mucci**...............................................................................
Jeffrey H. Nataupsky**....................................................................
Scott Navin**...................................................................................
Sinead O’Connor*............................................................................
Jacques Ouimet*...............................................................................
Jeffrey Packard**..............................................................................
Gary M. Pelletier**...........................................................................
David Pemstein**.............................................................................
Charlie Philbrook*............................................................................
David Plumb*...................................................................................
Tracey Polsgrove*............................................................................
Rahim Rajpur*.................................................................................

Jill Rebman***..................................................................................
Charles A. Rizzo**............................................................................
Robert William Rizzo*......................................................................
Susan Roberts*..................................................................................
Keri Rogers**....................................................................................
Ian Roke**.........................................................................................
Josephine M. Rollka*........................................................................
Ken Ross*..........................................................................................
Ronald J. Rovner*..............................................................................
Devon Russell*..................................................................................
Lisa Anne Ryan*...............................................................................
Thomas Samoluk**...........................................................................
Emory W. Sanders*...........................................................................
Jeffrey R. Santerre**.........................................................................
Martin C. Schafer*............................................................................
Christopher L. Sechler**...................................................................
Thomas Shea**..................................................................................
Gordon Shone**................................................................................
Susan Simi**.....................................................................................
Darren Smith**.................................................................................
Rob Stanley*.....................................................................................
Paddy Subbaraman**........................................................................
Wilfred Talbot*.................................................................................
Gary Tankersley*..............................................................................
Nathan Thooft**...............................................................................
Tony Todisco*..................................................................................
Brian E. Torrisi**.............................................................................
Len van Greuning*...........................................................................
Simonetta Vendittelli*......................................................................	Controller
Peter de Vries*..................................................................................
Lisa Ann Welch**.............................................................................
Adam Wise**....................................................................................
R. Blake Witherington**...................................................................
Sameh Youssef*................................................................................
Ross Zilber*.......................................................................................

*	Principal Business Office is 200 Berkeley Street, Boston, MA 02116
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the “Company”), operated as a unit investment trust. Registrant supports benefits payable under the Company’s variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the “Trust”), which is a “series” type of mutual fund registered under the

Investment Company Act of 1940 (the “Act”) as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, JHFS and its subsidiaries are controlled by Manulife Financial Corporation (“MFC”). A list of other persons controlled by MFC as of December 31, 2018 appears below:

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2018

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
Manulife Asset Management Holdings (Canada) Inc. (Canada)
Manulife Asset Management Limited (Canada)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Property Limited Partnership (Ontario)
Manulife Property Limited Partnership II (Ontario)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
Manulife Assurance Company of Canada (Canada)
Manulife Western Holdings Limited Partnership (Alberta)
95%
PT Asuransi Jiwa Manulife Indonesia (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
93%
51.1%
Manulife Asset Management (Thailand) Company Limited (Thailand)
48.9%
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
60%
Manulife Chinabank Life Assurance Corporation (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife (Vietnam) Limited (Vietnam)
59.5%
Manulife Holdings Berhad* (Malaysia)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife Asset Management (Vietnam) Company Limited (Vietnam)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
40%
60%
John Hancock Investment Management Services, LLC (Delaware)
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
Manulife Asset Management (US) LLC (Delaware)
99.9%
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
John Hancock Insurance Agency, Inc. (Delaware)
John Hancock Reassurance Company Ltd. (Michigan)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
Indirect Control
Direct Control

(1) The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company
(2) The remaining 0.1% equity of John Hancock Advisers, LLC is indirectly held by The Manufacturers Investment Corporation
(3) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(4) 99% limited partnership interest is held by The Manufacturers Life Insurance Company
(5) 99% limited partnership interest is held by Manulife Property Limited Partnership II

This chart displays voting interest. All entities are 100% controlled unless otherwise indicated.

Item 27.	Number of Contract Owners.

As of March 31, 2019, there were 108 qualified contracts and 12 non-qualified contracts of the series offered hereby outstanding.

Item 28.	Indemnification.

Article XIV of the Restated Articles of Redomestication of the Company provides as follows:

No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director’s fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

i)	a breach of the director’s duty or loyalty to the Corporation or its shareholders or policyholders;

ii)	acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

iii)	a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

iv)	a transaction from which the director derived an improper personal benefit; or

v)	an act or omission occurring on or before the date of filing of these Articles of Incorporation.

If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XIV shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters.

(a)

Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC (“JHD LLC”), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY	CAPACITY IN WHICH ACTING
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter

John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter

(b)

John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of James C. Hoodlet**, Alan Seghezzi**, Martin Sheerin** and Christopher M. Walker*) who have authority to act on behalf of JHD LLC.

*	Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5
**	Principal business office is 200 Berkeley Street, Boston, MA 02116

(c)	None.

Item 30.	Location of Accounts and Records.

All books and records are maintained at 200 Berkeley Street, Boston, MA 02116.

Item 31.	Management Services.

None.

Item 32.	Undertakings.

(a)	Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company (U.S.A.) (“Company”) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

(b)	Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended.

Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

(c)	Undertakings Pursuant to Item 32 of Form N-4

(1)

The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(2)

The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(3)	The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this amended Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this 26th day of April, 2019.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H (Registrant)

By:	JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) (Depositor)

By:	/s/ Marianne Harrison
Marianne Harrison
Chair and President

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By:	/s/ Marianne Harrison
Marianne Harrison
Chair and President

SIGNATURES

As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in their capacities with the Depositor on this 26th day of April, 2019.

Signature	Title

/s/ Marianne Harrison	Chair and President
Marianne Harrison	(Principal Executive Officer)

/s/ Martin Sheerin	Senior Vice President and Chief Financial Officer
Martin Sheerin	(Principal Financial Officer)

/s/ Simonetta Vendittelli	Vice President and Controller
Simonetta Vendittelli	(Principal Accounting Officer)

*	Director
Paul M. Connolly

*	Director
James D. Gallagher

*	Director
Rex Schlaybaugh, Jr.

*	Director
Brooks Tingle

*	Director
John G. Vrysen

*	Director
Linda A. Davis Watters

Director
Henry H. Wong

*/s/ Thomas J. Loftus	Senior Counsel—Annuities
Thomas J. Loftus
Pursuant to Power of Attorney

EXHIBIT INDEX

ITEM NO.	DESCRIPTION

24(b) (10)	Consent of independent registered public accounting firm

24(b)(13)(h)	Power of Attorney for Brooks Tingle